UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-01027
Name of Registrant:	Vanguard World Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: August 31
Date of reporting period: September 1, 2017 – February 28, 2018
Item 1: Reports to Shareholders

Semiannual Report | February 28, 2018

Vanguard U.S. Growth Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	2
Advisors’ Report.	5
Results of Proxy Voting.	11
Fund Profile.	12
Performance Summary.	14
Financial Statements.	15
About Your Fund’s Expenses.	31
Trustees Approve Advisory Arrangements.	33
Glossary.	36

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Vanguard U.S. Growth Fund returned more than 14% for the six months ended February 28, 2018. It surpassed the 13.94% return of its benchmark, the Russell 1000 Growth Index, and the 13.29% average return of its large-capitalization growth peers.

• The broad stock market recorded robust returns over the period’s first five months as corporate earnings generally exceeded expectations and investors were willing to pay more for those earnings. Stocks retreated in February as inflation concerns increased.

• Large-cap stocks outperformed their mid- and small-cap brethren, while growth stocks exceeded value stocks.

• The fund’s five advisors manage their portions of the portfolio separately, but all seek to hold the stocks of large, high-quality companies with long-term growth potential.

• Information technology stocks contributed the most to the fund’s return. Consumer discretionary stocks also powered results. Only the fund’s health care and real estate stocks declined.

Total Returns: Six Months Ended February 28, 2018
			Total
			Returns
Vanguard U.S. Growth Fund
Investor Shares			14.46%
Admiral™ Shares			14.53
Russell 1000 Growth Index			13.94
Large-Cap Growth Funds Average			13.29
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
U.S. Growth Fund	0.43%	0.30%	1.10%

The fund expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2018, the annualized expense ratios were 0.44% for Investor Shares and 0.31% for Admiral
Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Large-Cap Growth Funds.

1

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

As I begin my tenure as Vanguard’s fourth chief executive, I’ve been reflecting on both the past and the future of the company where I have spent my entire professional career.

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

Making a real difference

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. Over the past 25 years, for example, Vanguard has lowered our funds’ asset-weighted average expense ratio

2

from 0.31% to 0.12%. And over the past decade, 94% of our funds have beaten the average annual return of their peers.1

Focused on your success

Vanguard is built for Vanguard investors—as a client-owned company, we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I intend to keep this priority front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

As I write this, we’ve experienced a period of pronounced market volatility. Strong economic growth and budding signs of inflation have raised concerns about a more aggressive Federal Reserve. Although volatility can test investors’ nerves, we sometimes think of this as “Vanguard weather”—a time when having a disciplined, low-cost, and long-term approach to investment management serves investors well.

Market Barometer
			Total Returns
		Periods Ended February 28, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	10.62%	16.70%	14.56%
Russell 2000 Index (Small-caps)	8.30	10.51	12.19
Russell 3000 Index (Broad U.S. market)	10.45	16.22	14.37
FTSE All-World ex US Index (International)	7.84	21.50	6.69

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.18%	0.51%	1.71%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-1.24	2.50	2.57
Citigroup Three-Month U.S. Treasury Bill Index	0.59	0.98	0.27

CPI
Consumer Price Index	1.41%	2.21%	1.41%

The performance data shown represent past performance, which is not a guarantee of future results.

1 For the ten-year period through December 31, 2017, 9 of 9 Vanguard money market funds, 56 of 60 bond funds, 21 of 22 balanced funds, and 131 of 140 stock funds, or 217 of 231 Vanguard funds, outperformed their peer-group averages. Sources: Vanguard, based on data from Lipper, a Thomson Reuters Company.

3

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
March 19, 2018

4

Advisors’ Report

For the six months ended February 28, 2018, Vanguard U.S. Growth Fund returned more than 14%, exceeding the return of its benchmark, the Russell 1000 Growth Index, and the average return of its peers. Your fund is managed by five advisors. The use of multiple independent advisors enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table on page 10 presents the advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies. Each advisor has also prepared a discussion of the investment environment during the fiscal year and of how the portfolio’s positioning reflects this assessment. These reports were prepared on March 16, 2018.

Jackson Square Partners, LLC

Portfolio Managers:

Jeffrey S. Van Harte, CFA,
Chairman and Chief Investment Officer

Christopher J. Bonavico, CFA,
Equity Analyst

Christopher M. Ericksen, CFA,
Equity Analyst

Daniel J. Prislin, CFA,
Equity Analyst

Despite positive absolute returns in the equity market over the past several years, we believe that a lack of meaningful volatility combined with tepid investor confidence in the global macroeconomic outlook demonstrates that there are more than just fundamental factors affecting stock prices.

President Trump’s surprising victory in 2016 and the periodic corresponding market reactions during the first year of his presidency reflect growing investor optimism, at least in the short-term, that potential policy shifts could stimulate economic growth. We believe it is too early to determine the long-term direction or magnitude of such outcomes, but we will closely monitor President Trump’s tenure with a keen eye on the execution of significant policy shifts.

Nonetheless, regardless of policy outcomes, we remain consistent in our long-term investment philosophy: We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

Our largest relative contributor to performance was PayPal Holdings. PayPal continues to perform with increasing business momentum, experiencing significant growth in both total payment volume and active users. We believe that

5

PayPal’s core payment product will continue to perform as it further expands its reach into physical merchants via Venmo and infrastructure offerings via Braintree.

Celgene was the largest detractor from performance. The stock was down sharply after third-quarter earnings because of lower pricing and higher marketing spending on key drug Otezla, which treats psoriasis and psoriatic arthritis. There is also market concern surrounding the 2027 patent expiration of cancer drug Revlimid. We believe that the existing franchise is undervalued and that the company has levers to pull to potentially offset patent expirations. Despite this, we have decided to redeploy the capital that had been in Celgene, as its path to future value creation has become considerably less visible and probably more reliant on acquisitions.

Wellington Management Company llp

Portfolio Managers:

Andrew J. Shilling, CFA,
Senior Managing Director

We aim for our portion of the fund to outperform growth benchmarks and, in the longer term, the broader market. We employ proprietary fundamental research and a rigorous valuation discipline to invest in large-capitalization companies that have attractive growth characteristics and that are protected by competitive barriers to entry. Our investment approach is based on identifying companies with a clear competitive advantage that will enable them to sustain above-average growth. We take a long-term perspective because we believe that investors often underestimate the potential for growth.

U.S. equities, as measured by the Standard & Poor’s 500 Index, gained 10.8% during the period. Growth stocks outperformed value stocks, and large-capitalization companies led their smaller-cap peers.

Notable contributors to performance included FleetCor Technologies, a provider of fuel cards for vehicle fleets and workforce payment products and services; ServiceNow, a provider of enterprise cloud-based services; and MasterCard, a global payments and technology company. Our avoidance of Comcast, a telecommunications conglomerate, also benefited relative results.

Detractors included our positions in Uber Technologies, a privately held transportation and ride-sharing company, and Dexcom, which develops and distributes continuous glucose monitoring systems for diabetes management.

Our decision not to hold Boeing, a diversified aerospace company, and AbbVie, a pharmaceutical company, also weighed on results.

6

Given the combination of synchronized global growth and geopolitical uncertainty, we have maintained the portfolio’s exposure to quality growth companies benefiting from secular trends and long-cycle growth. We believe these companies, supported by strong barriers to entry, can outgrow the broader market through the coming years.

We remain true to our process, seeking to invest in companies with competitive advantages, strong balance sheets, experienced and proven management, and the ability to sustain above-average growth. We are confident that this time-tested process will continue to yield a portfolio that is well-positioned to outperform.

William Blair Investment
Management, LLC

Portfolio Managers:

James Golan, CFA, Partner

David Ricci, CFA, Partner

Improving economic data and solid corporate earnings growth supported a steady market advance from September to January. Equity market volatility increased in February, and the market experienced a modest pullback. Despite that pullback, the Russell 1000 Growth Index still advanced significantly during the six-month period.

Strong portfolio performance was broad-based as nearly every sector had a positive effect on relative returns. Information technology was a standout contributor thanks to strong stock selection, including positions in Red Hat, MasterCard, and Adobe Systems. Shares of Red Hat advanced as the company benefited from the shift in enterprise IT architectures to cloud-based environments. MasterCard advanced on strength in its core business and on optimism about additional opportunities for faster payments and international markets. Other top contributors were Amazon.com in consumer discretionary and Zoetis in health care. From a style perspective, our higher growth bias also boosted relative results.

Top detractors included Biogen in health care, SBA Communications in real estate, and Starbucks, Vail Resorts, and Chipotle Mexican Grill in consumer discretionary. Biogen underperformed because of disappointing trial data, while SBA Communications lagged the overall benchmark despite outperforming its sector, which underperformed in the strong market.

We continue to focus on identifying durable businesses with significant competitive advantages and robust growth prospects that present compelling risk/ reward opportunities.

7

Baillie Gifford Overseas Ltd.

Portfolio Managers:

Tom Slater, Investment Manager, Partner

Gary Robinson, Investment Manager

February’s spike in market volatility, and the subsequent intense speculation as to its causes and implications, reminded us of two of our key beliefs: focus on the long term, and ignore the noise. We remain resolutely focused on finding exceptional growth companies in America and holding them for long periods. We were pleased to see the companies in the portfolio continue to deliver outstanding operational results while also investing for future growth.

Over the last six months we made a number of new investments, including in four health care stocks. Health care has been an increasing area of focus for the team. There is huge unmet need in the U.S. health system, and there is great room for improvement. We bought holdings in Agios Pharmaceuticals (whose treatments affect the metabolism of cancer cells), Denali Therapeutics (which is seeking a cure for Alzheimer’s), Novocure (which uses electric fields to stop cancer cells from dividing), and Penumbra (which develops medical tools to treat blood clots). Funds for these purchases came from the complete sales of Chipotle Mexican Grill, TripAdvisor, and Verisk Analytics. We also sold Juno Therapeutics after another of the companies in the portfolio, Celgene, agreed to acquire it at the beginning of the year.

The companies we look for share three general characteristics: they have distinctive cultures, they address large growth opportunites, and they are able to create deep competitive moats.

We remain very optimistic about the portfolio’s prospects over the next five years and beyond.

Jennison Associates LLC

Portfolio Managers:

Kathleen A. McCarragher,
Managing Director

Blair A. Boyer, Managing Director

Our sleeve posted a solid advance over the period and outperformed the benchmark, as both stock selection and sector allocations were broadly beneficial. Technology positions contributed strongly to returns. Tencent continues to perform well, driven by its dominant position and monetization opportunities in China’s online gaming and instant messaging markets, as well as its advertising and payment service efforts. Chipmaker Nvidia is driving high-growth markets such as gaming, automotive, high-performance computing, and cloud and enterprise, where developers have coalesced around its platform. Historically known for Photoshop and the PDF and Flash

8

platforms, Adobe has transformed into a subscription-based provider of digital services in two of the fastest-growing markets in enterprise software—content creation and digital marketing.

In consumer discretionary, Amazon’s scale dominance allows an advantageous cost structure and ability to aggressively invest in its businesses. Netflix rose on robust subscriber growth. As the company develops into a global network, its earnings potential grows significantly. Another consumer holding, cable operator Charter Communications, declined as subscriber metrics fell short of expectations and capital expenditures dampened free cash flow. In industrials, Boeing’s gain reflected cash generation from the 787 Dreamliner commercial jet, solid cost controls, and ramped-up 737 jet production.

Health care positions detracted from performance. Celgene lowered its long-term guidance because of pipeline disappointments. Still largely tied to its leading product, the company is in the early stages of its diversification strategy. Alexion Pharmaceuticals is pursuing label expansion opportunities for its flagship product in other disease settings, but it is in a transitionary phase as new management settles in. Allergan’s decline reflected potential patent expirations and constraints on its ability to raise drug prices.

We examine company, industry, and sector fundamentals and prospects over short and longer terms, projecting how markets, industries, and businesses will evolve over time. With this perspective, we build the portfolio through individual stock selection, based on individual company fundamentals.

9

Vanguard U.S. Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Jackson Square Partners, LLC	36	3,312	Uses a bottom-up approach, seeking companies that
			have large end-market potential, dominant business
			models, and strong free cash flow generation that is
			attractively priced compared with the intrinsic value
			of the securities.
Wellington Management	36	3,296	Employs proprietary fundamental research and a
Company LLP			rigorous valuation discipline in an effort to invest in
			high-quality, large-cap, sustainable-growth
			companies. The investment approach is based on the
			belief that stock prices often overreact to short-term
			trends and that bottom-up, intensive research
			focused on longer-term fundamentals can be used to
			identify stocks that will outperform the market over
			time.
William Blair Investment	13	1,153	Uses a fundamental investment approach in pursuit
Management, LLC			of superior long-term investment results from
			growth-oriented companies with leadership positions
			and strong market presence.
Baillie Gifford Overseas Ltd.	7	611	Uses an active, bottom-up approach to identify
			exceptional growth companies and own them for
			long periods. Such companies have special cultures,
			address large market opportunities, and enjoy
			sustainable competitive advantages. This approach is
			based on the belief that these factors drive long-term
			returns, and a long investment horizon enables the
			inherent asymmetry of equity market returns to be
			captured.
Jennison Associates LLC	6	591	Uses a research-driven, fundamental investment
			approach that relies on in-depth company knowledge
			gleaned through meetings with management,
			customers, and suppliers.
Cash Investments	2	233	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

10

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	1,040,401,220	33,553,324	96.9%
Emerson U. Fullwood	1,039,160,376	34,794,169	96.8%
Amy Gutmann	1,040,321,884	33,632,661	96.9%
JoAnn Heffernan Heisen	1,041,268,182	32,686,363	97.0%
F. Joseph Loughrey	1,040,201,842	33,752,703	96.9%
Mark Loughridge	1,039,909,454	34,045,090	96.8%
Scott C. Malpass	1,039,175,722	34,778,823	96.8%
F. William McNabb III	1,038,914,560	35,039,985	96.7%
Deanna Mulligan	1,041,175,691	32,778,854	96.9%
André F. Perold	1,028,804,958	45,149,587	95.8%
Sarah Bloom Raskin	1,040,743,960	33,210,585	96.9%
Peter F. Volanakis	1,039,529,631	34,424,914	96.8%
* Results are for all funds within the same trust.

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
U.S. Growth Fund	108,214,441	6,174,410	4,775,094	9,622,105	84.0%

11

U.S. Growth Fund

Fund Profile
As of February 28, 2018

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWUSX	VWUAX
Expense Ratio[1]	0.43%	0.30%
30-Day SEC Yield	0.30%	0.43%

Portfolio Characteristics
		Russell	DJ
		1000	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Number of Stocks	160	551	3,746
Median Market Cap	$62.7B	$101.7B	$68.2B
Price/Earnings Ratio	35.1x	28.4x	21.7x
Price/Book Ratio	5.7x	6.6x	3.0x
Return on Equity	15.9%	22.1%	15.0%
Earnings Growth
Rate	14.1%	11.9%	8.5%
Dividend Yield	0.7%	1.2%	1.7%
Foreign Holdings	1.1%	0.0%	0.0%
Turnover Rate
(Annualized)	35%	—	—
Short-Term
Reserves	1.7%	—	—

Volatility Measures
	Russell	DJ
	1000	U.S. Total
	Growth	Market
	Index	FA Index
R-Squared	0.92	0.75
Beta	1.00	0.96

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Microsoft Corp.	Systems Software	6.0%
Alphabet Inc.	Internet Software &
	Services	5.7
Mastercard Inc.	Data Processing &
	Outsourced Services	4.0
PayPal Holdings Inc.	Data Processing &
	Outsourced Services	3.5
Amazon.com Inc.	Internet & Direct
	Marketing Retail	3.5
Facebook Inc.	Internet Software &
	Services	3.3
Visa Inc.	Data Processing &
	Outsourced Services	3.3
eBay Inc.	Internet Software &
	Services	2.1
Intercontinental	Financial Exchanges
Exchange Inc.	& Data	2.0
Apple Inc.	Technology
	Hardware, Storage &
	Peripherals	1.8
Top Ten		35.2%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year.
For the six months ended February 28, 2018, the annualized expense ratios were 0.44% for Investor Shares and 0.31% for Admiral Shares.

12

U.S. Growth Fund

Sector Diversification (% of equity exposure)

		Russell	DJ
		1000	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Consumer Discretionary	15.5%	18.6%	13.0%
Consumer Staples	3.4	6.2	6.8
Energy	0.3	0.8	5.2
Financials	8.5	3.4	15.4
Health Care	11.3	12.8	13.4
Industrials	7.9	12.6	10.8
Information Technology	48.2	39.0	24.2
Materials	0.9	3.5	3.3
Other	0.8	0.0	0.0
Real Estate	3.1	2.2	3.5
Telecommunication
Services	0.0	0.9	1.7
Utilities	0.1	0.0	2.7

Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

13

U.S. Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2007, Through February 28, 2018

U.S. Growth Fund Investor Shares
Russell 1000 Growth Index
Note: For 2018, performance data reflect the six months ended February 28, 2018.

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	1/6/1959	31.60%	16.76%	9.10%
Admiral Shares	8/13/2001	31.74	16.92	9.26

See Financial Highlights for dividend and capital gains information.

14

U.S. Growth Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.0%)[1]
Consumer Discretionary (15.1%)
*	Amazon.com Inc.	210,668	318,625
*	Netflix Inc.	378,226	110,207
*	Liberty Interactive Corp.
	QVC Group Class A	3,511,021	101,363
	Home Depot Inc.	528,580	96,344
*	Liberty Global plc	2,988,828	89,754
	Dollar General Corp.	802,333	75,893
*,^	TripAdvisor Inc.	1,859,247	74,519
	Domino’s Pizza Inc.	317,391	70,591
*	O’Reilly Automotive Inc.	251,505	61,415
^	Tesla Inc.	145,473	49,906
*	Booking Holdings Inc.	24,457	49,747
	McDonald’s Corp.	264,297	41,690
	Starbucks Corp.	654,200	37,355
	Hilton Worldwide
	Holdings Inc.	395,444	31,948
	Ross Stores Inc.	393,510	30,729
	Las Vegas Sands Corp.	305,744	22,261
*	Liberty Global plc
	Class A	685,983	21,362
	Wayfair Inc.	234,914	18,187
*	Live Nation
	Entertainment Inc.	381,200	17,078
	Marriott
	International Inc.
	Class A	111,157	15,696
	NIKE Inc. Class B	182,242	12,216
	Charter Communications
	Inc. Class A	32,436	11,091
	Kering SA	20,447	9,595
*	AutoZone Inc.	10,378	6,898
^	Under Armour Inc.	330,088	4,968
^	Stitch Fix Inc. Class A	199,928	4,139
			1,383,577

			Market
			Value•
		Shares	($000)
Consumer Staples (3.2%)
*	Monster Beverage Corp.	1,578,660	100,040
	Estee Lauder Cos. Inc.
	Class A	648,157	89,731
	Constellation Brands Inc.
	Class A	201,835	43,492
*	Blue Buffalo Pet
	Products Inc.	819,180	32,816
	PepsiCo Inc.	141,581	15,536
	Costco Wholesale Corp.	73,978	14,122
			295,737
Energy (0.2%)
	EOG Resources Inc.	105,000	10,649
	Schlumberger Ltd.	90,263	5,925
			16,574
Financials (8.1%)
	Intercontinental
	Exchange Inc.	2,572,871	188,025
	Charles Schwab Corp.	2,161,939	114,626
	CME Group Inc.	478,844	79,565
	MarketAxess Holdings
	Inc.	359,326	72,728
*	Markel Corp.	41,157	45,767
	TD Ameritrade Holding
	Corp.	723,332	41,592
	Progressive Corp.	679,600	39,131
	Marsh & McLennan Cos.
	Inc.	403,627	33,509
	MSCI Inc. Class A	211,119	29,878
	Bank of America Corp.	744,152	23,887
	First Republic Bank	217,610	20,194
	Goldman Sachs Group
	Inc.	50,443	13,263
	Interactive Brokers Group
	Inc.	184,329	12,792
	Morgan Stanley	208,314	11,670
	JPMorgan Chase & Co.	75,509	8,721
	American Express Co.	86,087	8,394
			743,742

15

U.S. Growth Fund

			Market
			Value•
		Shares	($000)
Health Care (10.9%)
*	Biogen Inc.	451,107	130,365
*	IQVIA Holdings Inc.	1,172,595	115,301
	UnitedHealth Group Inc.	474,921	107,408
*	Illumina Inc.	401,982	91,660
	Dentsply Sirona Inc.	1,469,774	82,396
	Allergan plc	464,061	71,567
	Bristol-Myers Squibb Co.	1,030,147	68,196
*	Edwards Lifesciences
	Corp.	416,272	55,643
	Zoetis Inc.	526,800	42,597
	Thermo Fisher Scientific
	Inc.	155,343	32,401
	Danaher Corp.	276,400	27,026
	Stryker Corp.	150,500	24,405
	ABIOMED Inc.	88,518	23,739
*	DexCom Inc.	422,670	23,729
	Vertex Pharmaceuticals
	Inc.	113,674	18,873
	Celgene Corp.	147,923	12,887
	Waters Corp.	55,101	11,276
	Alnylam Pharmaceuticals
	Inc.	86,698	10,418
	BioMarin Pharmaceutical
	Inc.	116,926	9,491
^	Denali Therapeutics Inc.	325,427	7,449
	Penumbra Inc.	64,069	6,932
	AbbVie Inc.	57,559	6,667
	Agios Pharmaceuticals
	Inc.	81,486	6,551
	Alexion Pharmaceuticals
	Inc.	55,271	6,492
	Novocure Ltd.	276,190	5,676
	Glaukos Corp.	151,567	4,744
	Seattle Genetics Inc.	45,430	2,453
			1,006,342
Industrials (7.6%)
	FedEx Corp.	480,096	118,300
*	TransUnion	921,065	52,565
	AMETEK Inc.	669,411	50,701
	Fastenal Co.	862,729	47,209
*	IHS Markit Ltd.	987,735	46,473
	Equifax Inc.	370,369	41,852
	Lockheed Martin Corp.	117,098	41,270
	Union Pacific Corp.	290,400	37,825
	Northrop Grumman Corp.	92,381	32,337
	Fortive Corp.	376,121	28,886
*	Verisk Analytics Inc.
	Class A	280,400	28,654
	Raytheon Co.	107,000	23,274
	Fortune Brands Home
	& Security Inc.	332,128	20,147
	Boeing Co.	54,755	19,833
*	Copart Inc.	369,000	17,273

			Market
			Value•
		Shares	($000)
	TransDigm Group Inc.	54,400	15,684
	Snap-on Inc.	96,265	15,327
	Watsco Inc.	92,030	15,219
	Parker-Hannifin Corp.	63,894	11,403
	CoStar Group Inc.	28,647	9,801
^	Wabtec Corp.	98,684	8,027
	HEICO Corp. Class A	97,011	7,033
	Caterpillar Inc.	33,914	5,244
	NOW Inc.	307,754	2,921
			697,258
Information Technology (47.2%)
	Microsoft Corp.	5,924,943	555,582
	Mastercard Inc. Class A	2,077,891	365,210
*	PayPal Holdings Inc.	4,101,186	325,675
*	Alphabet Inc. Class C	293,810	324,581
*	Facebook Inc. Class A	1,707,476	304,477
	Visa Inc. Class A	2,449,712	301,168
*	Alphabet Inc. Class A	181,351	200,197
*	eBay Inc.	4,404,063	188,758
	Apple Inc.	927,460	165,199
*	Take-Two Interactive
	Software Inc.	1,071,865	119,909
*	Adobe Systems Inc.	564,254	118,002
	Applied Materials Inc.	1,868,187	107,589
*	Electronic Arts Inc.	738,186	91,314
*	FleetCor Technologies
	Inc.	381,953	76,364
	NVIDIA Corp.	306,500	74,173
*	Arista Networks Inc.	271,036	73,109
*	ServiceNow Inc.	449,767	72,417
*	salesforce.com Inc.	588,498	68,413
*	Alibaba Group Holding
	Ltd. ADR	364,852	67,913
	Symantec Corp.	2,470,060	64,938
	ASML Holding NV	297,263	58,082
*	Workday Inc. Class A	409,794	51,909
*	Autodesk Inc.	406,473	47,748
*	Red Hat Inc.	321,435	47,379
	Global Payments Inc.	398,560	45,193
	Microchip Technology
	Inc.	502,134	44,655
	CDW Corp.	593,585	43,290
	Alliance Data Systems
	Corp.	174,264	41,991
	GrubHub Inc.	359,272	35,715
	Accenture plc Class A	201,300	32,411
	Texas Instruments Inc.	287,200	31,118
	SS&C Technologies
	Holdings Inc.	499,955	24,758
*	Zillow Group Inc.	517,880	24,687
	Intuit Inc.	142,800	23,828
	Tencent Holdings Ltd.	417,908	22,863
*	Gartner Inc.	173,862	19,718
	Activision Blizzard Inc.	222,204	16,250

16

	U.S. Growth Fund

			Market
			Value•
		Shares	($000)
	Broadcom Ltd.	43,561	10,736
	Tableau Software Inc.
	Class A	121,346	9,910
	Shopify Inc.	70,196	9,702
	Ellie Mae Inc.	107,895	9,567
	New Relic Inc.	96,415	6,921
	Splunk Inc.	62,926	5,865
*	Cloudera Inc.	300,088	5,717
	*,†,2,3 WeWork Class A PP	19,046	987
			4,335,988
	Materials (0.8%)
	Sherwin-Williams Co.	62,211	24,983
	PPG Industries Inc.	178,100	20,025
	Praxair Inc.	133,600	20,007
	Martin Marietta Materials
	Inc.	39,310	8,016
			73,031
	Other (0.0%)
4	Vanguard Growth ETF	3,100	452

	Real Estate (2.9%)
	Crown Castle
	International Corp.	1,251,024	137,688
	Equinix Inc.	139,735	54,790
	American Tower Corp.	368,229	51,305
*	SBA Communications
	Corp. Class A	136,900	21,530
^	Redfin Corp.	261,773	5,390
			270,703
	Total Common Stocks
	(Cost $5,390,410)		8,823,404
	Preferred Stocks (0.9%)
	*,†,2,3 Uber Technologies PP,
	8.00%	999,588	35,086
	*,†,2,3 WeWork Pfd. D1 PP	260,418	13,492
	*,†,2,3 Airbnb Inc., 8.00%	128,123	13,453
	*,†,2,3 Pinterest Prf G PP,
	8.00%	1,596,475	11,095
	*,†,2,3 WeWork Pfd. D2 PP	204,614	10,601
	Total Preferred Stocks
	(Cost $46,639)		83,727
Temporary Cash Investments (4.6%)[1]
	Money Market Fund (4.1%)
5,6	Vanguard Market
	Liquidity Fund,
	1.601%	3,818,067	381,768

	Face	Market
	Amount	Value •
	($000)	($000)
Repurchase Agreement (0.3%)
Bank of America Securities,
LLC 1.390%, 3/1/18
(Dated 2/28/18, Repurchase
Value $27,701,000,
collateralized by
Government National
Mortgage Assn. 3.500%,
5/20/46, with a value
of $28,254,000)	27,700	27,700

U. S. Government and Agency Obligations (0.2%)
United States Treasury Bill,
1.398%, 5/3/18	700	698
United States Treasury Bill,
1.446%, 5/31/18	600	598
7 United States Treasury Bill,
1.512%–1.518%, 6/28/18	14,000	13,923
		15,219
Total Temporary Cash Investments
(Cost $424,724)		424,687
Total Investments (101.5%)
(Cost $5,861,773)		9,331,818
Other Assets and Liabilities (-1.5%)
Other Assets		128,033
Liabilities [6]		(263,364)
		(135,331)
Net Assets (100%)		9,196,487

17

U.S. Growth Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	8,936,023
Collateral for Futures Contracts	13,575
Total Unaffiliated Issuers	8,949,598
Affiliated Vanguard Funds	382,220
Total Investments in Securities	9,331,818
Investment in Vanguard	487
Receivables for Investment
Securities Sold	21,878
Receivables for Accrued Income	6,487
Receivables for Capital Shares Issued	98,151
Other Assets	1,030
Total Assets	9,459,851
Liabilities
Payables for Investment
Securities Purchased	114,907
Collateral for Securities on Loan	33,893
Payables to Investment Advisor	3,930
Payables for Capital Shares Redeemed	93,889
Payables to Vanguard	11,965
Variation Margin Payable—
Futures Contracts	4,780
Total Liabilities	263,364
Net Assets	9,196,487

At February 28, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	5,362,896
Overdistributed Net Investment Income	(4,816)
Accumulated Net Realized Gains	370,606
Unrealized Appreciation (Depreciation)
Investment Securities	3,470,045
Futures Contracts	(2,246)
Foreign Currencies	2
Net Assets	9,196,487

Amount
($000)
Investor Shares—Net Assets
Applicable to 111,371,076 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,326,028
Net Asset Value Per Share—
Investor Shares	$38.84

Admiral Shares—Net Assets
Applicable to 48,392,673 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,870,459
Net Asset Value Per Share—
Admiral Shares	$100.64

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $33,002,000.
† Perpetual security with no stated maturity date.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 98.5% and 2.1%, respectively, of net assets.
2 Security value determined using significant unobservable
inputs.
3 Restricted securities totaling $84,714,000, representing
0.9% of net assets. See Restricted Securities table for
additional information.
4 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
6 Includes $33,893,000 of collateral received for securities on loan.
7 Securities with a value of $13,575,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.

18

U.S. Growth Fund

Restricted Securities as of Period End

		Acquisition
	Acquisition	Cost
Security Name	Date	($000)
Uber Technologies PP	June 2014	21,855
WeWork Pfd. D1 PP	December 2014	4,336
WeWork Pfd. D2 PP	December 2014	3,407
WeWork Class A PP	December 2014	872
Pinterest Prf G PP	March 2015	11,461
Airbnb Inc.	June 2015	11,928

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	March 2018	1,353	183,629	(1,472)
E-mini S&P Mid-Cap 400 Index	March 2018	262	48,850	(774)
				(2,246)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

19

U.S. Growth Fund

Statement of Operations

Six Months Ended
February28,2018
($000)
Investment Income
Income
Dividends Received from Unaffiliated Issuers[1]	27,185
Dividends Received from Affiliated Issuers	3
Interest Received from Unaffiliated Issuers	172
Interest Received from Affiliated Issuers	1,934
Securities Lending—Net	828
Total Income	30,122
Expenses
Investment Advisory Fees—Note B
Basic Fee	7,224
Performance Adjustment	216
The Vanguard Group—Note C
Management and Administrative—Investor Shares	4,985
Management and Administrative—Admiral Shares	2,609
Marketing and Distribution—Investor Shares	267
Marketing and Distribution—Admiral Shares	121
Custodian Fees	36
Shareholders’ Reports and Proxy—Investor Shares	86
Shareholders’ Reports and Proxy—Admiral Shares	30
Trustees’ Fees and Expenses	8
Total Expenses	15,582
Expenses Paid Indirectly	(125)
Net Expenses	15,457
Net Investment Income	14,665
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	427,838
Investment Securities Sold—Affiliated Issuers	(11)
Futures Contracts	29,327
Foreign Currencies	(20)
Realized Net Gain (Loss)	457,134
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	676,965
Investment Securities—Affiliated Issuers	(20)
Futures Contracts	(4,089)
Foreign Currencies	1
Change in Unrealized Appreciation (Depreciation)	672,857
Net Increase (Decrease) in Net Assets Resulting from Operations	1,144,656
1 Dividends are net of foreign withholding taxes of $9,000.
See accompanying Notes, which are an integral part of the Financial Statements.

20

U.S. Growth Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	14,665	38,021
Realized Net Gain (Loss)	457,134	376,701
Change in Unrealized Appreciation (Depreciation)	672,857	863,174
Net Increase (Decrease) in Net Assets Resulting from Operations	1,144,656	1,277,896
Distributions
Net Investment Income
Investor Shares	(15,531)	(14,717)
Admiral Shares	(16,499)	(16,728)
Realized Capital Gain[1]
Investor Shares	(180,527)	(38,970)
Admiral Shares	(192,762)	(32,022)
Total Distributions	(405,319)	(102,437)
Capital Share Transactions
Investor Shares	(152,915)	(313,395)
Admiral Shares	705,965	181,650
Net Increase (Decrease) from Capital Share Transactions	553,050	(131,745)
Total Increase (Decrease)	1,292,387	1,043,714
Net Assets
Beginning of Period	7,904,100	6,860,386
End of Period[2]	9,196,487	7,904,100

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $24,987,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($4,816,000) and $12,569,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

U.S. Growth Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$35.62	$30.32	$30.89	$31.03	$24.67	$20.79
Investment Operations
Net Investment Income	. 051[1]	.151[1]	.151	.169	.168	.134
Net Realized and Unrealized Gain (Loss)
on Investments	5.007	5.590	1.944	2.168	6.303	3.861
Total from Investment Operations	5.058	5.741	2.095	2.337	6.471	3.995
Distributions
Dividends from Net Investment Income	(.146)	(.121)	(.147)	(.194)	(.111)	(.115)
Distributions from Realized Capital Gains	(1.692)	(.320)	(2.518)	(2.283)	—	—
Total Distributions	(1.838)	(.441)	(2.665)	(2.477)	(.111)	(.115)
Net Asset Value, End of Period	$38.84	$35.62	$30.32	$30.89	$31.03	$24.67

Total Return[2]	14.46%	19.24%	6.89%	7.96%	26.29%	19.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,326	$4,113	$3,794	$3,975	$4,038	$3,137
Ratio of Total Expenses to
Average Net Assets[3]	0.44%	0.43%	0.46%	0.47%	0.44%	0.45%
Ratio of Net Investment Income to
Average Net Assets	0.28%	0.47%	0.50%	0.53%	0.59%	0.59%
Portfolio Turnover Rate	35%	27%	32%	38%	36%	38%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.01%, (0.01%), 0.02%, 0.03%, (0.01%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

22

U.S. Growth Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$92.24	$78.52	$80.01	$80.37	$63.91	$53.85
Investment Operations
Net Investment Income	. 203[1]	.502[1]	.506	.563	.557	.440
Net Realized and Unrealized Gain (Loss)
on Investments	12.956	14.480	5.018	5.607	16.293	10.002
Total from Investment Operations	13.159	14.982	5.524	6.170	16.850	10.442
Distributions
Dividends from Net Investment Income	(. 375)	(. 433)	(. 499)	(. 623)	(. 390)	(. 382)
Distributions from Realized Capital Gains	(4.384)	(.829)	(6.515)	(5.907)	—	—
Total Distributions	(4.759)	(1.262)	(7.014)	(6.530)	(.390)	(.382)
Net Asset Value, End of Period	$100.64	$92.24	$78.52	$80.01	$80.37	$63.91

Total Return[2]	14.53%	19.42%	7.03%	8.12%	26.44%	19.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,870	$3,791	$3,066	$2,421	$1,868	$1,141
Ratio of Total Expenses to
Average Net Assets[3]	0.31%	0.30%	0.32%	0.33%	0.30%	0.31%
Ratio of Net Investment Income to
Average Net Assets	0.41%	0.60%	0.64%	0.67%	0.73%	0.73%
Portfolio Turnover Rate	35%	27%	32%	38%	36%	38%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.01%, (0.01%), 0.02%, 0.03%, (0.01%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

23

U.S. Growth Fund

Notes to Financial Statements

Vanguard U.S. Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

24

U.S. Growth Fund

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2018, the fund’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and for the period ended February 28, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

25

U.S. Growth Fund

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2018, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firms Jackson Square Partners, LLC, Wellington Management Company LLP, William Blair Investment Management, LLC, Baillie Gifford Overseas Ltd., and Jennison Associates LLC each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Jackson Square Partners, LLC, Wellington Management Company LLP, and Jennison Associates LLC are subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for the preceding three years. The basic fee of William Blair Investment Management, LLC, is subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for the preceding five years. The basic fee of Baillie Gifford Overseas Ltd. is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding three years.

Vanguard manages the cash reserves of the fund as described below.

For the six months ended February 28, 2018, the aggregate investment advisory fee represented an effective annual basic rate of 0.17% of the fund’s average net assets, before a net increase of $216,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines

26

U.S. Growth Fund

approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2018, the fund had contributed to Vanguard capital in the amount of $487,000, representing 0.01% of the fund’s net assets and 0.19% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended February 28, 2018, these arrangements reduced the fund’s management and administrative expenses by $121,000 and custodian fees by $4,000. The total expense reduction represented an effective annual rate of 0.00% of the fund’s average net assets.

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of February 28, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	8,789,959	32,458	987
Preferred Stocks	—	—	83,727
Temporary Cash Investments	381,768	42,919	—
Futures Contracts—Liabilities[1]	(4,780)	—	—
Total	9,166,947	75,377	84,714
1 Represents variation margin on the last day of the reporting period.

The determination of Level 3 fair value measurements is governed by documented policies and procedures adopted by the board of trustees. The board has designated a pricing review committee, as an agent of the board, to ensure the timely analysis and valuation of Level 3 securities held by the fund in accordance with established policies and procedures. The pricing review committee employs various methods for calibrating valuation approaches, including a

27

U.S. Growth Fund

regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity. All valuation decisions made by the pricing review committee are reported to the board on a quarterly basis for review and ratification. The board reviews the adequacy of the fair value measurement policies and procedures in place on an annual basis.

The following table summarizes changes in investments valued based on Level 3 inputs during the six months ended February 28, 2018. Transfers into or out of Level 3 are recognized based on values as of the date of transfer.

	Investments in	Investments in
	Common Stocks	Preferred Stocks
Amount Valued Based on Level 3 Inputs	($000)	($000)
Balance as of August 31, 2017	2,715	107,415
Sales	(1,728)	(13,481)
Net Realized Gain (Loss)	1,173	7,133
Change in Unrealized Appreciation (Depreciation)	(1,173)	(17,340)
Balance as of February 28, 2018	987	83,727

Net change in unrealized appreciation (depreciation) from investments still held as of February 28, 2018, was ($18,513,000).

The following table provides quantitative information about the significant unobservable inputs used in fair value measurement as of February 28, 2018:

	Fair Value
	at 2/28/2018			Amount or Range/
Security Type	($000)	Valuation Technique	Unobservable Input	Weighted Avg.
Common Stocks	987	Recent Market	Transaction Price	$51.81
		Transaction
Preferred Stocks	37,546	Recent Market	Transaction Price	$51.81–$105.00/
		Transaction		$70.87
	35,086	Recent Market	Weighted Average	$35.10
		Transaction[1]	Price of Recent Deals
	11,095	Comparable Company	EV/NTM Multiple	7.1x
		Approach [2]	IPO/M&A Probability	75%/25%
			Illiquidity Discount	10%

1 During the period ended February 28, 2018, the valuation technique was changed from Recent Market Transaction with Uncertainty
Discount to Recent Market Transaction. This was considered to be a more relevant measure of fair value for this investment.
2 During the period ended February 28, 2018, the valuation technique was changed from Recent Market Transaction to Comparable
Company Approach. This was considered to be a more relevant measure of fair value for this investment.

Significant increases or decreases in the significant unobservable inputs used in the fair value measurement of the portfolio’s Level 3 securities, in isolation, could result in a significantly higher or lower fair value measurement.

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U.S. Growth Fund

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At February 28, 2018, the cost of investment securities for tax purposes was $5,861,773,000. Net unrealized appreciation of investment securities for tax purposes was $3,470,045,000, consisting of unrealized gains of $3,623,941,000 on securities that had risen in value since their purchase and $153,896,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended February 28, 2018, the fund purchased $1,649,862,000 of investment securities and sold $1,452,566,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2018		August 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	367,222	9,742	285,406	8,912
Issued in Lieu of Cash Distributions	192,106	5,198	52,776	1,792
Redeemed	(712,243)	(19,034)	(651,577)	(20,372)
Net Increase (Decrease)—Investor Shares	(152,915)	(4,094)	(313,395)	(9,668)
Admiral Shares
Issued	953,877	9,805	701,009	8,412
Issued in Lieu of Cash Distributions	199,343	2,082	46,252	607
Redeemed	(447,255)	(4,594)	(565,611)	(6,971)
Net Increase (Decrease)—Admiral Shares	705,965	7,293	181,650	2,048

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U.S. Growth Fund

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

					Current Period Transactions
	Aug. 31,		Proceeds	Realized				Feb. 28,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Growth ETF	409	—	—	—	43	3	—	452
Vanguard Market
Liquidity Fund	286,634	NA1	NA1	(11)	(63)	1,934	—	381,768
Total	287,043			(11)	(20)	1,937	—	382,220

1 Not applicable—purchases and sales are for temporary cash investment purposes.

J. Management has determined that no material events or transactions occurred subsequent to February 28, 2018, that would require recognition or disclosure in these financial statements.

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended February 28, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Growth Fund	8/31/2017	2/28/2018	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,144.62	$2.34
Admiral Shares	1,000.00	1,145.42	1.65
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.61	$2.21
Admiral Shares	1,000.00	1,023.26	1.56

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.44% for Investor Shares and 0.31% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

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Trustees Approve Advisory Arrangements

The board of trustees of Vanguard U.S. Growth Fund has renewed the fund’s investment advisory arrangements with Baillie Gifford Overseas Ltd. (Baillie Gifford), Jackson Square Partners, LLC (Jackson Square), Jennison Associates LLC (Jennison), Wellington Management Company LLP (Wellington Management), and William Blair Investment Management, LLC (William Blair). The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term and took into account the organizational depth and stability of each advisor. The board considered the following:

Baillie Gifford. Baillie Gifford—a unit of Baillie Gifford & Co., founded in 1908—is among the largest independently owned investment management firms in the United Kingdom. Baillie Gifford aims to deliver outstanding investment performance by identifying exceptional growth companies in the United States and investing in them long enough for the advantages of their business models and strength of their cultures to become the dominant drivers of their stock prices. This long-term horizon allows the advisor to harness the asymmetry inherent in equity markets to capture the disproportionate impact of successful investments in the portfolio. Baillie Gifford has managed a portion of the fund since 2014.

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Jackson Square. Founded in February 2014, Jackson Square invests primarily in common stocks of large-capitalization, growth-oriented companies that it believes have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. Jackson Square uses a bottom-up approach, seeking companies that have large-end market potential, dominant business models, and strong free cash flow generation that is attractively priced compared to the intrinsic value of the securities. Jackson Square was founded by the same investment team that has managed a portion of the fund since 2010, previously as a part of Delaware Investments.

Jennison. Jennison, founded in 1969, is an indirect, wholly owned subsidiary of Prudential Financial Inc. Jennison uses internal fundamental research and a highly interactive stock selection process to identify companies that exhibit above-average growth in units, revenues, earnings, and cash flows. When analyzing a company for purchase or sale, Jennison focuses on the duration of the company’s growth opportunity and seeks to capture inflection points in its growth trajectory. Jennison has managed a portion of the fund since 2014.

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. The advisor employs a traditional, bottom-up fundamental research approach to identify companies with sustainable growth advantages and reasonable valuations. Wellington Management identifies companies that have demonstrated above-average growth in the past and follows up with a thorough review of each company’s business model and an assessment of its valuation. The goal of this review is to identify companies with high returns on capital, superior business management, and high-quality balance sheets. Wellington Management has managed a portion of the fund since 2010.

William Blair. Founded in 1935, William Blair is an independently owned full-service investment firm. William Blair uses an investment process that relies on thorough fundamental research. Based on this process, the advisor invests in quality growth companies that it believes will grow faster than the market expects or sustain an above-average growth rate for longer than the market expects. In selecting stocks, William Blair considers each company’s leadership position within the company’s market, the quality of products or services it provides, its return on equity, its accounting policies, and the quality of the management team. William Blair has managed a portion of the fund since 2004.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance compared with a relevant benchmark and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

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Cost

The board concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider the profitability of Baillie Gifford, Jackson Square, Jennison, Wellington Management, or William Blair in determining whether to approve the advisory fees, because the advisors are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Baillie Gifford, Jackson Square, Jennison, Wellington Management, and William Blair. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

36

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

37

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification.
Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

38

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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rights reserved.
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Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q232 042018

Semiannual Report | February 28, 2018

Vanguard International Growth Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	2
Advisors’ Report.	5
Results of Proxy Voting.	9
Fund Profile.	11
Performance Summary.	13
Financial Statements.	14
About Your Fund’s Expenses.	34
Trustees Approve Advisory Arrangements.	36
Glossary.	38

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Vanguard International Growth Fund returned about 12% for the six months ended February 28, 2018, well ahead of its benchmark index and peer group.

• The fund’s advisors added value in North America, the Pacific region, emerging markets, and Europe. In North America, U.S. companies were the strongest performers, while South Korea was the strongest performer in the Pacific region and China led the way among emerging markets.

• Although the fund performed better than its index in emerging markets overall, its limited exposure to Russia, Brazil, and South Africa modestly detracted from relative performance.

• In terms of sectors, the fund’s performance relative to its benchmark index was mostly positive. The advisors added value in 9 of 11 sectors, with information technology, health care, and consumer discretionary turning in the strongest performances. Energy and financials were the only two sectors that detracted from relative performance.

Total Returns: Six Months Ended February 28, 2018
			Total
			Returns
Vanguard International Growth Fund
Investor Shares			11.61%
Admiral™ Shares			11.70
MSCI All Country World Index ex USA			7.59
International Funds Average			6.51
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
International Growth Fund	0.45%	0.32%	1.31%

The fund expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2018, the fund’s annualized expense ratios were 0.45% for Investor Shares and 0.32% for
Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: International Funds.

1

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

As I begin my tenure as Vanguard’s fourth chief executive, I’ve been reflecting on both the past and the future of the company where I have spent my entire professional career.

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

Making a real difference

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. Over the past 25 years, for example, Vanguard has lowered our funds’ asset-weighted average expense ratio

2

from 0.31% to 0.12%. And over the past decade, 94% of our funds have beaten the average annual return of their peers.1

Focused on your success

Vanguard is built for Vanguard investors—as a client-owned company, we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I intend to keep this priority front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

As I write this, we’ve experienced a period of pronounced market volatility. Strong economic growth and budding signs of inflation have raised concerns about a more aggressive Federal Reserve. Although volatility can test investors’ nerves, we sometimes think of this as “Vanguard weather”—a time when having a disciplined, low-cost, and long-term approach to investment management serves investors well.

Market Barometer
			Total Returns
		Periods Ended February 28, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	10.62%	16.70%	14.56%
Russell 2000 Index (Small-caps)	8.30	10.51	12.19
Russell 3000 Index (Broad U.S. market)	10.45	16.22	14.37
FTSE All-World ex US Index (International)	7.84	21.50	6.69

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.18%	0.51%	1.71%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-1.24	2.50	2.57
Citigroup Three-Month U.S. Treasury Bill Index	0.59	0.98	0.27

CPI
Consumer Price Index	1.41%	2.21%	1.41%

The performance data shown represent past performance, which is not a guarantee of future results.

1 For the ten-year period through December 31, 2017, 9 of 9 Vanguard money market funds, 56 of 60 bond funds, 21 of 22 balanced funds, and 131 of 140 stock funds, or 217 of 231 Vanguard funds, outperformed their peer-group averages. Sources: Vanguard, based on data from Lipper, a Thomson Reuters Company.

3

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
March 19, 2018

4

Advisors’ Report

For the six months ended February 28, 2018, Vanguard International Growth Fund returned 11.61% for Investor Shares (11.70% for Admiral Shares), ahead of its benchmark index and the average return of peer funds. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal half year and of how the portfolio’s positioning reflects this assessment. These comments were prepared on March 19, 2018.

Baillie Gifford Overseas Ltd.

Portfolio Managers:

James K. Anderson,
Head of Global Equities

Thomas Coutts,
Head of European Equities

Exceptional companies have always been critical to investment returns, with a small handful responsible for lifting stock market results. We anticipate that this

Vanguard International Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	60	22,275	The advisor seeks stocks that can generate
			above-average growth in earnings and cash
			flow, producing a bottom-up, stock-driven
			approach to country and asset allocation. An
			in-depth view on each company is measured
			against the consensus view, leading to
			discrepancies and potential opportunities to add
			value.
Schroder Investment	39	14,442	Equity analysts located around the world and an
Management North America Inc.			international team of global sector specialists
			help to identify reasonably priced companies
			with strong growth prospects and a sustainable
			competitive advantage.
Cash Investments	1	379	These short-term reserves are invested by
			Vanguard in equity index products to simulate
			investment in stocks. Each advisor may also
			maintain a modest cash position.

5

concentration of returns will persist and may even intensify. As investors, we aim to identify and own substantial positions in enough of the winners to generate attractive returns for our clients. To benefit fully, we must also avoid the pitfalls of taking profits and rebalancing into inferior opportunities. While many of our holdings have risen substantially over the period, we believe the potential for further growth is great, so we have made few changes to the portfolio.

How large can a successful company become in the modern era? It is increasingly apparent that the scale advantages of large technology platforms are intensifying, and are transferable to adjacent business areas. It is highly unusual for companies as large as Alibaba, Amazon, and Tencent to report rapid and accelerating growth. Their success reflects the dynamics of a digitized and interconnected global economy, and an increasing advantage for companies that can take a long-term view.

ASML, the Dutch supplier of lithography equipment for the semiconductor industry, is a good example of a company that thinks in terms of decades rather than quarters. Advancing Moore’s Law of computing power is one of the most important engineering challenges of our generation. ASML continues to drive the technology forward with its industry-leading chip-making machines. It has fought its way through the challenges of extreme ultraviolet lithography and now believes it has a clear path to develop this technology until around 2030. This will enable continued development in big data, machine learning, the internet of things, and artificial intelligence. Very few areas of the economy will be unaffected by this transformation.

The detractors over the period included two long-term holdings, Inditex, the Spanish clothing retailer, and Genmab, a Danish biotechnology company. Inditex, the owner of the Zara retail chain, has faced some currency headwinds. We still believe that this is a remarkable company with a substantial opportunity to expand its “fast fashion” model globally, both offline and online. Genmab is engaged in the development of antibody therapies for cancer. It has one successful product, Darzalex, on the market and others in various stages of clinical trials. After a few strong years, its share price has been weaker in the past six months, but we remain enthusiastic about the long-term prospects for the company. We added to both holdings over the period.

The only new purchases over the last six months were Delivery Hero and Umicore. Delivery Hero is a German food delivery company that operates online takeaway marketplaces in 42 countries in Europe, the Middle East, Asia, and North Africa. Umicore is a Belgian materials and recycling company. We have also added to Swedish bank Svenska Handelsbanken and German meal box provider HelloFresh, following its initial public offering in November. These additions were partly

6

funded by the sale of holdings in NAVER, the South Korean internet search platform, and EXOR, the Italian holding company.

Schroder Investment Management
North America Inc.

Portfolio Manager:

Simon Webber, CFA

International markets posted solid gains over the six-month period, led by generally supportive economic data and improving corporate earnings growth. Expectations of higher interest rates hurt defensive sectors, while more cyclical sectors led the market higher. The information technology sector was among the strongest-performing sectors as a number of the largest companies continued to post better-than-expected earnings, accompanied by healthy guidance. The energy sector also performed well as oil prices were supported by geopolitical tensions and OPEC’s renewed commitment to cutting production.

Our positions in information technology particularly helped performance, as did our zero-weight exposure to the poorly performing utilities sector. Our holdings in the consumer discretionary and health care sectors were relative detractors.

Check Point Software was a notable detractor amid softer revenue growth. While Check Point continues to generate a lot of cash and has strong products, growth has slowed despite what should be a healthy environment for cybersecurity spending amid several high-profile corporate attacks. We attribute this to a number of factors, including the competitive environment, which remains difficult; the emergence of “private label” security offerings from public cloud service providers AWS and Google Cloud; and a disappointing sales force reorganization in the United States. While the sales execution issues should improve, the public cloud competition could intensify, and we have reduced the position to reflect the increased risk.

Umicore, a leading supplier of cathode components for electric vehicle batteries, was one of our strongest performers and has been making significant investments in capacity to bolster its long-term growth and leadership position. The scale of the investment in its cathode business will consume most of its free cash flow over the next three years, but as demand for cathode materials is expected to remain high over the next decade, we expect Umicore’s capacity ramp-up to deliver strong results over the long term.

We are moving into a new phase of the business cycle where strong economic growth increases the upside risks to inflation and central banks become less accommodative. We are generally cautious toward companies that have high debt or limited pricing power to offset higher inflation.

7

After years of spending restraint, improved corporate confidence and higher manufacturing utilization warrant a positive view on the capital spending cycle. We retain active exposure in areas likely to benefit, such as factory automation, construction-related products, and electrical infrastructure.

This view also supports our materials exposure, which is focused more on materials benefiting from structural trends such as electrification of automotive powertrains than on traditional “bulk” commodities.

Consumer discretionary stocks are well-represented in our portfolio. The competitive landscape in content and media consumption is changing rapidly and represents a rich source of opportunity—particularly for social media, music, and gaming.

We believe that a period of disruption is unfolding across many industries, and this will be a powerful source of investment performance. It remains critical for businesses and investors to ensure that they are on the right side of the disruption. We are focused on identifying businesses that are willing to invest for the long term, for change, and to create sustainable growth business models.

8

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	1,040,401,220	33,553,324	96.9%
Emerson U. Fullwood	1,039,160,376	34,794,169	96.8%
Amy Gutmann	1,040,321,884	33,632,661	96.9%
JoAnn Heffernan Heisen	1,041,268,182	32,686,363	97.0%
F. Joseph Loughrey	1,040,201,842	33,752,703	96.9%
Mark Loughridge	1,039,909,454	34,045,090	96.8%
Scott C. Malpass	1,039,175,722	34,778,823	96.8%
F. William McNabb III	1,038,914,560	35,039,985	96.7%
Deanna Mulligan	1,041,175,691	32,778,854	96.9%
André F. Perold	1,028,804,958	45,149,587	95.8%
Sarah Bloom Raskin	1,040,743,960	33,210,585	96.9%
Peter F. Volanakis	1,039,529,631	34,424,914	96.8%
* Results are for all funds within the same trust.

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
International Growth Fund	337,037,649	16,443,457	15,798,577	34,671,694	83.4%

9

Fund shareholders did not approve the following proposal:

Proposal 7—Institute transparent procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights. Such procedures may include time-limited engagement with problem companies if management believes that their behavior can be changed.

The trustees recommended a vote against the proposal for the following reasons: (1) Vanguard is fully compliant with all applicable U.S. laws and regulations that prohibit the investment in any company owned or controlled by the government of Sudan; (2) the addition of further investment constraints is not in fund shareholders’ best interests if those constraints are unrelated to a fund’s stated investment objective, policies, and strategies; and (3) divestment is an ineffective means to implement social change, as it often puts the shares into the hands of another owner with no direct impact to the company’s capitalization.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
International Growth Fund	76,468,418	31,267,796	261,543,469	34,671,694	18.9%

10

International Growth Fund

Fund Profile
As of February 28, 2018

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWIGX	VWILX
Expense Ratio[1]	0.45%	0.32%

Portfolio Characteristics
		MSCI AC
		World Index
	Fund	ex USA
Number of Stocks	124	1,862
Median Market Cap	$55.9B	$36.7B
Price/Earnings Ratio	22.9x	14.8x
Price/Book Ratio	3.2x	1.7x
Return on Equity	15.6%	12.2%
Earnings Growth Rate	16.7%	9.1%
Dividend Yield	1.4%	2.8%
Turnover Rate
(Annualized)	15%	—
Short-Term Reserves	0.0%	—

Sector Diversification (% of equity exposure)
		MSCI AC
		World Index
	Fund	ex USA
Consumer Discretionary	23.9%	11.5%
Consumer Staples	6.1	9.2
Energy	1.3	6.6
Financials	15.4	23.6
Health Care	9.4	7.6
Industrials	9.6	11.8
Information Technology	24.1	11.7
Materials	6.0	8.2
Other	0.6	0.0
Real Estate	0.0	3.1
Telecommunication Services	3.6	3.9
Utilities	0.0	2.8

Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
MSCI AC
World
Index
ex USA
R-Squared	0.89
Beta	1.11

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Alibaba Group Holding	Internet Software &
Ltd.	Services	5.2%
Tencent Holdings Ltd.	Internet Software &
	Services	4.8
ASML Holding NV	Semiconductor
	Equipment	3.6
Amazon.com Inc.	Internet & Direct
	Marketing Retail	3.3
Baidu Inc.	Internet Software &
	Services	3.3
AIA Group Ltd.	Life & Health
	Insurance	2.8
Industria de Diseno
Textil SA	Apparel Retail	2.0
TAL Education Group	Education Services	1.9
Celltrion Inc.	Biotechnology	1.8
Illumina Inc.	Life Sciences Tools
	& Services	1.7
Top Ten		30.4%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year.
For the six months ended February 28, 2018, the annualized expense ratios were 0.45% for Investor Shares and 0.32% for Admiral Shares.

11

International Growth Fund

Market Diversification (% of equity exposure)
		MSCI AC
		World
		Index
	Fund	ex USA
Europe
Germany	10.2%	6.6%
United Kingdom	7.3	11.6
France	6.5	7.4
Sweden	5.1	1.8
Spain	3.8	2.2
Netherlands	3.7	2.5
Switzerland	3.0	5.4
Italy	3.0	1.7
Denmark	2.5	1.3
Belgium	1.3	0.8
Other	1.0	1.9
Subtotal	47.4%	43.2%
Pacific
Japan	12.3%	16.9%
Hong Kong	3.8	2.5
South Korea	2.0	3.7
Other	0.8	5.7
Subtotal	18.9%	28.8%
Emerging Markets
China	18.0%	7.7%
India	2.1	2.1
Taiwan	1.2	2.9
Other	1.4	8.8
Subtotal	22.7%	21.5%
North America
United States	9.0%	0.0%
Canada	1.4	6.1
Subtotal	10.4%	6.1%
Middle East
Israel	0.6%	0.3%

12

International Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2007, Through February 28, 2018

International Growth Fund Investor Shares
Spliced International Index
For a benchmark description, see the Glossary.
Note: For 2018, performance data reflect the six months ended February 28, 2018.

Average Annual Total Returns: Periods Ended December 31, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	9/30/1981	42.96%	10.88%	4.59%
Admiral Shares	8/13/2001	43.16	11.02	4.74

See Financial Highlights for dividend and capital gains information.

13

International Growth Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (98.2%)[1]
Australia (0.4%)
Brambles Ltd.	19,210,845	142,027

Belgium (1.3%)
* Umicore SA	8,785,681	495,253

Brazil (0.6%)
Telefonica Brasil SA
Preference Shares	6,900,800	107,649
Raia Drogasil SA	4,326,949	103,599
		211,248
Canada (1.4%)
Toronto-Dominion Bank	5,920,561	341,429
* Nutrien Ltd.	3,573,661	175,592
		517,021
China (17.6%)
* Alibaba Group Holding
Ltd. ADR	10,430,571	1,941,546
Tencent Holdings Ltd.	32,265,800	1,765,214
* Baidu Inc. ADR	4,801,703	1,211,662
TAL Education Group
ADR	18,485,132	697,999
* Ctrip.com International
Ltd. ADR	9,001,376	413,883
New Oriental Education
& Technology Group
Inc. ADR	3,750,739	342,780
China Pacific Insurance
Group Co. Ltd.	31,290,000	152,214
		6,525,298
Denmark (2.5%)
* Genmab A/S	2,594,661	527,678
Novozymes A/S	2,821,811	145,025
Chr Hansen Holding A/S	1,658,818	137,783
Vestas Wind Systems
A/S	1,497,498	108,226
		918,712

			Market
			Value•
		Shares	($000)
France (6.2%)
	L’Oreal SA	2,749,942	591,294
	Kering SA	1,108,608	520,237
	Schneider Electric SE	4,831,845	418,771
	Essilor International
	Cie Generale
	d’Optique SA	2,037,356	266,827
	Vivendi SA	7,326,402	188,391
	TOTAL SA	3,281,526	186,650
	LVMH Moet Hennessy
	Louis Vuitton SE	397,570	118,912
			2,291,082
Germany (9.6%)
*,2	Zalando SE	10,683,180	607,987
	BASF SE	4,736,950	494,868
	Bayerische Motoren
	Werke AG	3,342,345	351,164
	Bayer AG	2,386,501	278,496
	SAP SE	2,355,195	245,788
	Continental AG	776,572	212,196
	Deutsche Telekom AG	12,368,193	198,716
	HeidelbergCement AG	1,846,448	185,290
*,2	Delivery Hero AG	3,461,555	151,100
	adidas AG	647,010	143,355
*,3	HelloFresh SE	8,076,894	131,946
*	Linde AG- Tender Line	560,638	124,405
	Infineon Technologies
	AG	4,380,041	118,536
	GEA Group AG	1,804,242	85,288
*,2	Rocket Internet SE	2,762,933	82,459
*	MorphoSys AG	664,989	66,185
*	AIXTRON SE	3,130,112	62,142
*	HelloFresh AG	2,476,051	36,567
			3,576,488

14

International Growth Fund

		Market
		Value•
	Shares	($000)
Hong Kong (3.8%)
AIA Group Ltd.	124,698,200	1,034,820
Jardine Matheson
Holdings Ltd.	3,108,325	202,508
Hong Kong Exchanges
& Clearing Ltd.	4,767,930	170,797
		1,408,125
India (2.1%)
Housing Development
Finance Corp. Ltd.	11,680,736	322,501
HDFC Bank Ltd.	7,956,722	229,087
Zee Entertainment
Enterprises Ltd.	15,971,869	137,817
* Idea Cellular Ltd.	45,357,324	57,966
*,†,4,5 ANI Technologies	166,185	34,491
		781,862
Indonesia (0.3%)
Bank Central Asia Tbk
PT	66,247,400	111,492

Israel (0.6%)
* Check Point Software
Technologies Ltd.	2,122,720	220,529

Italy (3.0%)
Ferrari NV	4,824,304	597,837
* Fiat Chrysler
Automobiles NV	13,737,294	289,968
Intesa Sanpaolo SPA
(Registered)	55,319,653	207,549
		1,095,354
Japan (12.0%)
SMC Corp.	1,369,300	570,693
SoftBank Group Corp.	6,366,800	524,604
M3 Inc.	13,418,200	520,213
Nintendo Co. Ltd.	663,700	302,554
Nidec Corp.	1,569,800	250,682
Recruit Holdings Co.
Ltd.	9,699,600	234,560
Bridgestone Corp.	5,072,900	225,184
Kubota Corp.	11,587,900	209,692
Toyota Motor Corp.	2,810,700	189,394
Sekisui Chemical Co.
Ltd.	9,982,200	187,020
Shiseido Co. Ltd.	3,040,500	182,342
Keyence Corp.	291,600	176,593
ORIX Corp.	9,152,600	162,043
KDDI Corp.	6,190,900	152,032
Pigeon Corp.	3,300,800	133,277
Murata Manufacturing
Co. Ltd.	745,100	103,780
Suzuki Motor Corp.	1,795,300	102,415
SBI Holdings Inc.	4,470,400	102,156

		Market
		Value•
	Shares	($000)
Sumitomo Mitsui
Financial Group Inc.	1,710,600	73,935
Rakuten Inc.	4,621,300	42,019
		4,445,188
Luxembourg (0.3%)
*,†,4,5 Spotify Technology SA	26,474	127,075

Mexico (0.1%)
Grupo Financiero
Banorte SAB de CV	3,437,913	20,638

Netherlands (3.6%)
ASML Holding NV	6,909,881	1,347,594

Norway (0.8%)
Norsk Hydro ASA	22,115,159	148,592
DNB ASA	7,357,991	144,329
		292,921
Other (0.2%)
6 Vanguard FTSE All-World
ex-US ETF	1,128,434	61,804

Portugal (0.2%)
Jeronimo Martins
SGPS SA	3,627,182	75,239

Singapore (0.3%)
Oversea-Chinese
Banking Corp. Ltd.	13,222,600	129,392

South Korea (2.0%)
*,^ Celltrion Inc.	2,090,080	676,008
NAVER Corp.	110,437	81,786
		757,794
Spain (3.8%)
Industria de Diseno
Textil SA	24,860,027	752,668
Banco Bilbao Vizcaya
Argentaria SA	71,553,514	595,302
Distribuidora
Internacional de
Alimentacion SA	12,745,795	60,691
		1,408,661
Sweden (5.1%)
Svenska Handelsbanken
AB Class A	43,576,778	596,213
Atlas Copco AB
Class A	12,605,874	536,219
Kinnevik AB	10,340,628	377,399
Assa Abloy AB Class B	7,200,239	160,808
SKF AB	7,039,386	147,130
^ Elekta AB Class B	6,427,670	58,615
		1,876,384

15

International Growth Fund

		Market
		Value•
	Shares	($000)
Switzerland (3.0%)
Nestle SA	5,348,370	424,934
UBS Group AG	15,015,080	284,534
Lonza Group AG	673,697	170,687
Cie Financiere
Richemont SA	1,475,303	129,370
Roche Holding AG	414,493	95,740
		1,105,265
Taiwan (1.2%)
Taiwan Semiconductor
Manufacturing Co.
Ltd.	54,222,000	450,237

Thailand (0.5%)
Kasikornbank PCL
(Foreign)	25,854,356	190,016

United Kingdom (7.0%)
Rolls-Royce Holdings
plc	38,179,418	439,158
Diageo plc	9,722,037	329,877
Vodafone Group plc	92,984,584	259,949
Royal Dutch Shell plc
Class A	8,156,158	258,770
Aviva plc	30,842,356	213,655
BHP Billiton plc	10,012,881	203,273
Burberry Group plc	9,613,354	201,736
* Standard Chartered plc	16,490,296	182,829
AstraZeneca plc	2,631,669	172,250
Reckitt Benckiser
Group plc	2,052,151	162,893
*,^ Ocado Group plc	12,833,540	97,325
Antofagasta plc	7,105,720	84,477
		2,606,192
United States (8.7%)
* Amazon.com Inc.	807,252	1,220,928
* Illumina Inc.	2,734,956	623,625
MercadoLibre Inc.	1,574,407	610,823
*,^ Tesla Inc.	1,518,380	520,895
* Booking Holdings Inc.	69,082	140,516
Philip Morris
International Inc.	1,123,213	116,309
		3,233,096
Total Common Stocks
(Cost $23,284,429)		36,421,987

		Market
		Value•
	Shares	($000)
Preferred Stocks (0.7%)
*,†,4,5 Internet Plus
Holdings Ltd.,
8.00%	18,638,108	102,510
*,†,3,4,5 HOME 24AG	23,630	51,517
*,†,3,4,5 You & Mr. Jones	44,800,000	39,514
*,†,2,4,5 Flipkart G Series,
0.01%	284,847	34,113
*,†,4,5 CureVac GmbH	12,600	32,817
*,†,2,4,5 Flipkart H Series,
0.01%	114,190	16,242
Total Preferred Stocks
(Cost $264,821)		276,713
Temporary Cash Investments (2.5%)[1]
Money Market Fund (2.4%)
7,8 Vanguard Market
Liquidity Fund,
1.601%	9,004,076	900,318

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
	United States Treasury
	Bill, 1.403%, 5/10/18	4,380	4,367
	United States Treasury
	Bill, 1.462%, 5/17/18	3,000	2,990
9	United States Treasury
	Bill, 1.602%, 5/24/18	5,000	4,981
9	United States Treasury
	Bill, 1.512%–1.541%,
	6/28/18	11,200	11,138
			23,476
Total Temporary Cash Investments
(Cost $923,874)			923,794
Total Investments (101.4%)
(Cost $24,473,124)			37,622,494

16

International Growth Fund

Amount
($000)
Other Assets and Liabilities (-1.4%)
Other Assets
Investment in Vanguard	2,015
Receivables for Investment
Securities Sold	35,394
Receivables for Accrued Income	39,194
Receivables for Capital Shares Issued	28,469
Variation Margin Receivable—
Futures Contracts	10,428
Unrealized Appreciation—
Forward Currency Contracts	42,999
Other Assets[10]	116,346
Total Other Assets	274,845
Liabilities
Payables for Investment Securities
Purchased	(59,435)
Collateral for Securities on Loan	(628,466)
Payables for Capital Shares Redeemed	(19,352)
Payables to Investment Advisor	(14,758)
Payables to Vanguard	(40,381)
Variation Margin Payable—
Futures Contracts	(12,481)
Unrealized Depreciation—
Forward Currency Contracts	(26,492)
Total Liabilities	(801,365)
Net Assets (100%)	37,095,974

At February 28, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	23,722,200
Overdistributed Net Investment
Income	(55,860)
Accumulated Net Realized Gains	259,067
Unrealized Appreciation (Depreciation)
Investment Securities	13,149,370
Futures Contracts	2,487
Forward Currency Contracts	16,507
Foreign Currencies	2,203
Net Assets	37,095,974

Amount
($000)
Investor Shares—Net Assets
Applicable to 270,000,155 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	8,480,797
Net Asset Value Per Share—
Investor Shares	$31.41

Admiral Shares—Net Assets
Applicable to 286,286,051 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	28,615,177
Net Asset Value Per Share—
Admiral Shares	$99.95

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $595,439,000.
† Perpetual security with no stated maturity date.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 99.0% and 1.7%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the
Securities Act of 1933. Such securities may be sold in
transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2018, the aggregate
value of these securities was $891,901,000, representing
2.4% of net assets.
3 Considered an affiliated company of the fund as the fund
owns more than 5% of the outstanding voting securities of
such company.
4 Security value determined using significant unobservable
inputs.
5 Restricted securities totaling $438,279,000, representing
1.2% of net assets. See Restricted Securities table for
additional information.
6 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
7 Affiliated money market fund available only to Vanguard
funds and certain trusts and accounts managed by Vanguard.
Rate shown is the 7-day yield.
8 Includes $628,466,000 of collateral received for securities on loan.
9 Securities with a value of $14,725,000 have been segregated as initial margin for open futures contracts.
10 Cash of $5,320,000 has been segregated as collateral for
open forward currency contracts.
ADR—American Depositary Receipt.

17

International Growth Fund

Restricted Securities as of Period End

				Acquisition
			Acquisition	Cost
Security Name			Date	($000)
Flipkart G Series		December 2014		34,113
Spotify Technology SA			April 2015	59,000
Flipkart H Series			April 2015	16,243
HOME 24AG			June 2015	66,827
You & Mr. Jones		September 2015		44,800
CureVac GmbH			October 2015	30,882
ANI Technologies		December 2015		51,748
Internet Plus Holdings Ltd.		December 2015		71,956

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
Dow Jones EURO STOXX 50 Index	March 2018	2,779	116,529	846
Topix Index	March 2018	521	86,325	640
S&P ASX 200 Index	March 2018	453	52,959	856
FTSE 100 Index	March 2018	399	39,726	145
				2,487

Unrealized appreciation (depreciation) on open futures contracts, except for Topix Index and S&P ASX 200 Index, is required to be treated as realized gain (loss) for tax purposes. Unrealized appreciation (depreciation) for Topix and S&P ASX 200 Index futures contracts is generally treated the same for financial reporting and tax purposes.

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
BNP Paribas	3/13/2018	JPY	17,641,105	USD	160,033	5,473
BNP Paribas	3/21/2018	EUR	108,103	USD	128,862	3,255
Citibank, N.A.	3/20/2018	AUD	112,426	USD	88,848	(1,524)
Citibank, N.A.	3/13/2018	JPY	9,674,750	USD	88,283	2,484
Citibank, N.A.	3/21/2018	EUR	64,864	USD	79,926	(652)

18

International Growth Fund

Forward Currency Contracts (continued)
						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Goldman Sachs International	3/21/2018	EUR	65,831	USD	78,889	1,566
Barclays Bank plc	3/13/2018	JPY	7,703,940	USD	68,965	3,313
Goldman Sachs International	3/13/2018	JPY	7,486,083	USD	66,992	3,241
JPMorgan Chase Bank, N.A.	3/21/2018	EUR	52,479	USD	63,423	713
Citibank, N.A.	3/21/2018	EUR	49,650	USD	59,481	1,198
JPMorgan Chase Bank, N.A.	3/13/2018	JPY	6,188,455	USD	55,797	2,261
JPMorgan Chase Bank, N.A.	3/21/2018	EUR	36,379	USD	45,297	(835)
Goldman Sachs International	3/16/2018	EUR	34,643	USD	42,865	(544)
BNP Paribas	3/21/2018	EUR	34,099	USD	42,147	(471)
Bank of America, N.A.	3/21/2018	GBP	29,715	USD	39,845	1,108
Goldman Sachs International	3/20/2018	AUD	51,950	USD	39,836	515
Barclays Bank plc	3/20/2018	AUD	47,732	USD	37,371	(295)
Barclays Bank plc	3/8/2018	JPY	3,540,020	USD	32,085	1,114
Credit Suisse International	3/21/2018	GBP	22,103	USD	30,971	(509)
Goldman Sachs International	3/21/2018	EUR	22,225	USD	27,193	(31)
Citibank, N.A.	3/16/2018	EUR	21,010	USD	25,937	(270)
Deutsche Bank AG	3/16/2018	EUR	20,190	USD	24,781	(116)
Deutsche Bank AG	3/21/2018	EUR	19,132	USD	23,990	(608)
JPMorgan Chase Bank, N.A.	3/21/2018	GBP	17,604	USD	23,872	389
JPMorgan Chase Bank, N.A.	3/16/2018	EUR	18,566	USD	22,754	(74)
JPMorgan Chase Bank, N.A.	3/15/2018	AUD	26,861	USD	21,482	(619)
Citibank, N.A.	3/13/2018	JPY	2,276,970	USD	21,429	(67)
Deutsche Bank AG	3/20/2018	AUD	22,425	USD	17,592	(175)
JPMorgan Chase Bank, N.A.	3/16/2018	GBP	12,327	USD	17,383	(396)
BNP Paribas	3/20/2018	AUD	19,992	USD	15,925	(397)
UBS AG	3/21/2018	EUR	12,714	USD	15,643	(105)
Goldman Sachs International	3/20/2018	AUD	19,537	USD	15,496	(321)
JPMorgan Chase Bank, N.A.	3/8/2018	JPY	1,689,665	USD	15,478	368
Goldman Sachs International	3/8/2018	JPY	1,653,080	USD	14,926	577
Morgan Stanley Capital Services LLC	3/21/2018	GBP	10,139	USD	14,119	(145)
Citibank, N.A.	3/8/2018	JPY	1,530,900	USD	13,860	497
Credit Suisse International	3/21/2018	GBP	10,185	USD	13,767	269
JPMorgan Chase Bank, N.A.	3/20/2018	AUD	14,307	USD	11,177	(64)
Goldman Sachs International	3/15/2018	AUD	13,838	USD	11,080	(331)
Citibank, N.A.	3/15/2018	AUD	13,652	USD	11,007	(403)
BNP Paribas	3/21/2018	GBP	6,895	USD	9,718	(216)
Deutsche Bank AG	3/16/2018	GBP	6,505	USD	9,178	(215)
Citibank, N.A.	3/16/2018	GBP	6,511	USD	9,087	(115)

19

International Growth Fund

Forward Currency Contracts (continued)
						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Goldman Sachs International	3/21/2018	GBP	6,116	USD	8,498	(68)
UBS AG	3/20/2018	AUD	10,535	USD	8,227	(44)
Barclays Bank plc	3/15/2018	AUD	9,649	USD	7,725	(230)
UBS AG	3/21/2018	GBP	5,722	USD	7,721	165
BNP Paribas	3/20/2018	AUD	9,533	USD	7,346	58
Deutsche Bank AG	3/21/2018	GBP	5,195	USD	7,005	154
Goldman Sachs International	3/16/2018	GBP	4,528	USD	6,327	(89)
Barclays Bank plc	3/21/2018	GBP	4,121	USD	5,722	(42)
Deutsche Bank AG	3/21/2018	GBP	3,990	USD	5,609	(111)
Citibank, N.A.	3/21/2018	GBP	3,870	USD	5,224	109
JPMorgan Chase Bank, N.A.	3/21/2018	GBP	3,628	USD	5,132	(132)
BNP Paribas	3/21/2018	GBP	3,771	USD	5,065	132
Barclays Bank plc	3/20/2018	AUD	5,113	USD	3,940	31
Goldman Sachs International	2/28/2018	AUD	4,980	USD	3,879	(11)
Barclays Bank plc	3/21/2018	GBP	2,422	USD	3,248	91
Bank of America, N.A.	3/13/2018	JPY	279,155	USD	2,473	146
Morgan Stanley Capital Services LLC	3/21/2018	GBP	607	USD	824	12
JPMorgan Chase Bank, N.A.	3/13/2018	USD	178,441	JPY	19,593,745	(5,386)
JPMorgan Chase Bank, N.A.	3/21/2018	USD	167,210	EUR	134,316	3,056
Goldman Sachs International	3/21/2018	USD	155,489	EUR	126,146	1,320
BNP Paribas	3/21/2018	USD	126,991	EUR	106,122	(2,707)
BNP Paribas	3/21/2018	USD	119,442	EUR	96,970	930
BNP Paribas	3/13/2018	USD	98,169	JPY	10,653,930	(1,784)
Morgan Stanley Capital Services LLC	3/13/2018	USD	90,096	JPY	10,114,400	(4,795)
BNP Paribas	3/13/2018	USD	86,569	JPY	9,225,760	14
Citibank, N.A.	3/20/2018	USD	75,199	AUD	92,685	3,209
Barclays Bank plc	3/20/2018	USD	66,068	AUD	82,989	1,608
BNP Paribas	3/21/2018	USD	60,798	GBP	42,968	1,579
BNP Paribas	3/20/2018	USD	58,375	AUD	74,680	370
Goldman Sachs International	3/20/2018	USD	53,378	AUD	68,259	359
Citibank, N.A.	3/21/2018	USD	52,962	GBP	38,376	73
Credit Suisse International	3/21/2018	USD	42,272	GBP	30,210	637
BNP Paribas	3/21/2018	USD	36,381	GBP	26,903	(696)
Citibank, N.A.	3/21/2018	USD	20,361	EUR	16,408	309
Barclays Bank plc	3/13/2018	USD	14,181	JPY	1,594,120	(775)
Barclays Bank plc	3/21/2018	USD	12,866	EUR	10,478	60
Goldman Sachs International	3/21/2018	USD	10,200	GBP	7,305	133

20

International Growth Fund

Forward Currency Contracts (continued)
						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Deutsche Bank AG	3/20/2018	USD	6,595	AUD	8,358	103
BNP Paribas	3/20/2018	USD	6,579	AUD	8,594	(96)
Barclays Bank plc	3/21/2018	USD	1,656	GBP	1,222	(28)
						16,507
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

At February 28, 2018, the counterparties had deposited in segregated accounts securities and cash with a value of $22,675,000 in connection with open forward currency contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

21

International Growth Fund

Statement of Operations

Six Months Ended
February28,2018
($000)
Investment Income
Income
Dividends Received from Unaffiliated Issuers[1]	92,496
Dividends Received from Affiliated Issuers	859
Interest Received from Unaffiliated Issuers	144
Interest Received from Affiliated Issuers	3,128
Securities Lending—Net	5,212
Total Income	101,839
Expenses
Investment Advisory Fees—Note B
Basic Fee	24,214
Performance Adjustment	4,312
The Vanguard Group—Note C
Management and Administrative—Investor Shares	9,883
Management and Administrative—Admiral Shares	16,428
Marketing and Distribution—Investor Shares	550
Marketing and Distribution—Admiral Shares	717
Custodian Fees	2,562
Shareholders’ Reports and Proxy—Investor Shares	168
Shareholders’ Reports and Proxy—Admiral Shares	212
Trustees’ Fees and Expenses	29
Total Expenses	59,075
Net Investment Income	42,764
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	787,903
Investment Securities Sold—Affiliated Issuers	(46)
Futures Contracts	8,875
Foreign Currencies and Forward Currency Contracts	7,157
Realized Net Gain (Loss)	803,889
Change in Unrealized Appreciation (Depreciation)
Investment Securities Sold—Unaffiliated Issuers	2,761,458
Investment Securities Sold—Affiliated Issuers	31,260
Futures Contracts	3,381
Foreign Currencies and Forward Currency Contracts	8,877
Change in Unrealized Appreciation (Depreciation)	2,804,976
Net Increase (Decrease) in Net Assets Resulting from Operations	3,651,629
1 Dividends are net of foreign withholding taxes of $9,664,000.

See accompanying Notes, which are an integral part of the Financial Statements.

22

International Growth Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	42,764	273,937
Realized Net Gain (Loss)	803,889	(73,896)
Change in Unrealized Appreciation (Depreciation)	2,804,976	6,375,095
Net Increase (Decrease) in Net Assets Resulting from Operations	3,651,629	6,575,136
Distributions
Net Investment Income
Investor Shares	(66,639)	(77,643)
Admiral Shares	(217,469)	(214,863)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(284,108)	(292,506)
Capital Share Transactions
Investor Shares	(60,527)	(656,313)
Admiral Shares	2,956,958	2,802,104
Net Increase (Decrease) from Capital Share Transactions	2,896,431	2,145,791
Total Increase (Decrease)	6,263,952	8,428,421
Net Assets
Beginning of Period	30,832,022	22,403,601
End of Period[1]	37,095,974	30,832,022

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($55,860,000) and $187,387,000.

See accompanying Notes, which are an integral part of the Financial Statements.

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International Growth Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$28.38	$22.38	$20.83	$23.79	$20.42	$17.69
Investment Operations
Net Investment Income	. 024[1]	.240[1]	.304	.308	.471[2]	.336
Net Realized and Unrealized Gain (Loss)
on Investments	3.259	6.028	1.539	(2.774)	3.235	2.741
Total from Investment Operations	3.283	6.268	1.843	(2.466)	3.706	3.077
Distributions
Dividends from Net Investment Income	(. 253)	(. 268)	(. 293)	(. 494)	(. 336)	(. 347)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 253)	(. 268)	(. 293)	(. 494)	(. 336)	(. 347)
Net Asset Value, End of Period	$31.41	$28.38	$22.38	$20.83	$23.79	$20.42
Total Return[3]	11.61%	28.43%	8.95%	-10.46%	18.26%	17.54%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,481	$7,731	$6,700	$7,172	$8,976	$9,056
Ratio of Total Expenses to
Average Net Assets[4]	0.45%	0.45%	0.46%	0.47%	0.47%	0.48%
Ratio of Net Investment Income to
Average Net Assets	0.15%	1.01%	1.47%	1.34%	2.08%[2]	1.71%
Portfolio Turnover Rate	15%	15%	29%	29%	21%	31%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.080 and 0.35%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in
February 2014.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.03%, 0.04%, 0.03%, 0.03%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

24

International Growth Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$90.24	$71.19	$66.28	$75.70	$64.98	$56.31
Investment Operations
Net Investment Income	.134[1]	.879[1]	1.062	1.088	1.613[2]	1.157
Net Realized and Unrealized Gain (Loss)
on Investments	10.383	19.127	4.877	(8.821)	10.277	8.697
Total from Investment Operations	10.517	20.006	5.939	(7.733)	11.890	9.854
Distributions
Dividends from Net Investment Income	(.807)	(.956)	(1.029)	(1.687)	(1.170)	(1.184)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.807)	(.956)	(1.029)	(1.687)	(1.170)	(1.184)
Net Asset Value, End of Period	$99.95	$90.24	$71.19	$66.28	$75.70	$64.98
Total Return[3]	11.70%	28.57%	9.07%	-10.32%	18.42%	17.66%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$28,615	$23,101	$15,704	$13,752	$14,415	$10,556
Ratio of Total Expenses to
Average Net Assets[4]	0.32%	0.32%	0.33%	0.34%	0.34%	0.35%
Ratio of Net Investment Income to
Average Net Assets	0.28%	1.14%	1.60%	1.47%	2.21%[2]	1.84%
Portfolio Turnover Rate	15%	15%	29%	29%	21%	31%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.255 and 0.35%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in
February 2014.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.03%, 0.04%, 0.03%, 0.03%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

25

International Growth Fund

Notes to Financial Statements

Vanguard International Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing

26

International Growth Fund

brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the six months ended February 28, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 4% of net assets, based on the average of the notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and for the period ended February 28, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

27

International Growth Fund

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2018, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other

28

International Growth Fund

amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firms Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. are subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex USA for the preceding three years.

Vanguard manages the cash reserves of the fund as described below.

For the six months ended February 28, 2018, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the fund’s average net assets, before an increase of $4,312,000 (0.03%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2018, the fund had contributed to Vanguard capital in the amount of $2,015,000, representing 0.01% of the fund’s net assets and 0.81% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

29

International Growth Fund

The following table summarizes the market value of the fund’s investments as of February 28, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	3,982,003	—	—
Common Stocks—Other	4,890,203	27,388,215	161,566
Preferred Stocks	—	—	276,713
Temporary Cash Investments	900,318	23,476	—
Futures Contracts—Assets[1]	10,428	—	—
Futures Contracts—Liabilities[1]	(12,481)	—	—
Forward Currency Contracts—Assets	—	42,999	—
Forward Currency Contracts—Liabilities	—	(26,492)	—
Total	9,770,471	27,428,198	438,279
1 Represents variation margin on the last day of the reporting period.

The determination of Level 3 fair value measurements is governed by documented policies and procedures adopted by the board of trustees. The board has designated a pricing review committee, as an agent of the board, to ensure the timely analysis and valuation of Level 3 securities held by the fund in accordance with established policies and procedures. The pricing review committee employs various methods for calibrating valuation approaches, including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity. All valuation decisions made by the pricing review committee are reported to the board on a quarterly basis for review and ratification. The board reviews the adequacy of the fair value measurement policies and procedures in place on an annual basis.

The following table summarizes changes in investments valued based on Level 3 inputs during the six months ended February 28, 2018. Transfers into or out of Level 3 are recognized based on values as of the date of transfer.

	Investments in	Investments in
	Common Stocks	Preferred Stocks
Amount Valued Based on Level 3 Inputs	($000)	($000)
Balance as of August 31, 2017	119,867	318,484
Sales	—	(9,127)
Net Realized Gain (Loss)	—	(301)
Transfers Out of Level 3	—	(36,567)
Change in Unrealized Appreciation (Depreciation)	41,699	4,224
Balance as of February 28, 2018	161,566	276,713

Net change in unrealized appreciation (depreciation) from investments still held as of February 28, 2018, was $48,354,000.

30

International Growth Fund

The following table provides quantitative information about the significant unobservable inputs used in fair value measurement as of February 28, 2018:

	Fair Value at
	2/28/2018			Amount or Range/
Security Type	($000)	Valuation Technique	Unobservable Input	Weighted Avg.
Common Stocks	161,566	Recent Market	Transaction Price	$207.54–
		Transaction		4,800/3,819.60
Preferred Stocks	185,682	Recent Market	Transaction Price	$5.50–
		Transaction		2,603.49/497.62
	51,517	Recent Market	Scenario Probability	50%
		Transaction	Transaction Price	$1265.85
	39,514	Comparable Companies	EV/Revenue	2.18x
		& Valuation of Underlying	Liquidity Discount	10%
		Holdings

Significant increases or decreases in the significant unobservable inputs used in the fair value measurement of the portfolio’s Level 3 securities, in isolation, could result in a significantly higher or lower fair value measurement.

E. At February 28, 2018, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	10,428	—	10,428
Variation Margin Payable—Futures Contracts	(12,481)	—	(12,481)
Unrealized Appreciation—Forward Currency Contracts	—	42,999	42,999
Unrealized Depreciation—Forward Currency Contracts	—	(26,492)	(26,492)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended February 28, 2018, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	8,875	—	8,875
Forward Currency Contracts	—	9,060	9,060
Realized Net Gain (Loss) on Derivatives	8,875	9,060	17,935

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	3,381	—	3,381
Forward Currency Contracts	—	6,910	6,910
Change in Unrealized Appreciation (Depreciation) on Derivatives	3,381	6,910	10,291

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International Growth Fund

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2017, the fund had available capital losses totaling $538,520,000 to offset future net capital gains. Of this amount, $154,471,000 is subject to expiration on August 31, 2018. Capital losses of $384,049,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2018, the cost of investment securities for tax purposes was $24,492,492,000. Net unrealized appreciation of investment securities for tax purposes was $13,130,002,000, consisting of unrealized gains of $13,537,399,000 on securities that had risen in value since their purchase and $407,397,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended February 28, 2018, the fund purchased $5,286,970,000 of investment securities and sold $2,485,506,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2018		August 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,343,430	43,823	1,133,334	45,828
Issued in Lieu of Cash Distributions	64,011	2,138	75,179	3,578
Redeemed	(1,467,968)	(48,411)	(1,864,826)	(76,319)
Net Increase (Decrease)—Investor Shares	(60,527)	(2,450)	(656,313)	(26,913)
Admiral Shares
Issued	4,286,674	44,048	4,361,979	55,736
Issued in Lieu of Cash Distributions	199,775	2,098	197,992	2,966
Redeemed	(1,529,491)	(15,842)	(1,757,867)	(23,306)
Net Increase (Decrease) —Admiral Shares	2,956,958	30,304	2,802,104	35,396

32

International Growth Fund

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

					Current Period Transactions
	Aug. 31,		Proceeds	Net	Change			Feb. 28,
	2017		from	Realized	in Net		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
HelloFresh SE	NA1	93,241	—	—	38,705	—	—	131,946
Home 24AG	50,404	—	—	—	1,113	—	—	51,517
Vanguard FTSE
All-World ex-US ETF	58,735	—	—	—	3,069	859	—	61,804
Vanguard Market
Liquidity Fund	830,790	NA [2]	NA [2]	(46)	(159)	3,128	—	900,318
You & Mr. Jones	50,982	—	—	—	(11,468)	—	—	39,514
Total	990,911			(46)	31,260	3,987	—	1,185,099

1 Not applicable—at August 31, 2017, the issuer was not an affiliated company of the fund.
2 Not applicable—purchases and sales are for temporary cash investment purposes.

J. Management has determined that no material events or transactions occurred subsequent to February 28, 2018, that would require recognition or disclosure in these financial statements.

33

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

34

Six Months Ended February 28, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Growth Fund	8/31/2017	2/28/2018	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,116.13	$2.36
Admiral Shares	1,000.00	1,116.98	1.68
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.56	$2.26
Admiral Shares	1,000.00	1,023.21	1.61

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.45% for Investor Shares and 0.32% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

35

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard International Growth Fund has renewed the fund’s investment advisory arrangements with Baillie Gifford Overseas Ltd. (Baillie Gifford) and Schroder Investment Management North America Inc. (Schroder Inc.), as well as the sub-advisory agreement with Schroder Investment Management North America Ltd. (Schroder Ltd.). The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisory oversight and product management. The Portfolio Review Department met regularly with the advisors and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board considered the following:

Baillie Gifford. Baillie Gifford—a unit of Baillie Gifford & Co., founded in 1908—is among the largest independently owned investment management firms in the United Kingdom. Baillie Gifford uses fundamental research to make long-term investments in companies that have above-average growth potential resulting from sustainable competitive advantages, special cultures and management, or competitive strength in underestimated technology shifts. Baillie Gifford believes that equities’ asymmetrical return pattern means that alpha is generated by focusing on the upside and the potential to earn exponential returns rather than being overly concerned with avoiding losing investments. The advisor takes a bottom-up, stock-driven approach to sector and country allocation. Baillie Gifford has advised a portion of the fund since 2003.

Schroder. Schroders plc, the parent company of Schroder Inc. and Schroder Ltd. (collectively, Schroder), was founded in 1804 in London, England. Schroder specializes in global equity and fixed income management and seeks to invest in securities of international companies where it has identified a significant growth gap, which is defined as forward earnings growth that is not yet recognized by the market. Schroder believes that market inefficiencies often drive material differences between underlying company fundamentals and market estimates. The advisor also

36

believes that in-depth fundamental research, incorporating a comprehensive macroeconomic viewpoint and a robust framework of fundamental risk analysis, is the most reliable means of finding those companies and identifying the growth gap. Schroder Inc. has advised the fund since its inception in 1981, and its affiliate Schroder Ltd. has advised the fund since 2003.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance compared with a relevant benchmark and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider the profitability of Baillie Gifford or Schroder in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Baillie Gifford and Schroder. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

37

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

38

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced International Index: MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.

39

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification.
Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

40

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg. All
rights reserved.
Institutional Investor Services > 800-523-1036
CFA® is a registered trademark owned by CFA Institute.
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q812 042018

Semiannual Report | February 28, 2018

Vanguard FTSE Social Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	2
Results of Proxy Voting.	5
Fund Profile.	7
Performance Summary.	8
Financial Statements.	9
About Your Fund’s Expenses.	25
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Vanguard FTSE Social Index Fund returned more than 11% for the six months ended February 28, 2018. It closely tracked its benchmark, the FTSE4Good US Select Index, but trailed the average return of its large-capitalization growth fund peers.

• In tracking its socially conscious benchmark, the fund tends to have greater exposure to sectors where companies are more likely to meet the index’s environmental, social, and human rights criteria, such as financials, technology, and health care. It has less exposure to sectors where companies may fall short of the index’s requirements, such as oil and gas and industrials.

• Eight of ten sectors advanced. Technology, the fund’s largest sector, returned 17% and had the highest impact on overall returns. Industrials and financials (both +13%) rounded out the top three contributors. Health care also was positive (+3%).

• The only sectors that lost ground were telecommunications (–8%) and utilities (–7%), both of which were lightly represented in the fund.

Total Returns: Six Months Ended February 28, 2018
Total
Returns
Vanguard FTSE Social Index Fund
Investor Shares	11.45%
Institutional Shares	11.48
FTSE4Good US Select Index	11.57
Large-Cap Growth Funds Average	13.29
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Institutional	Peer Group
	Shares	Shares	Average
FTSE Social Index Fund	0.20%	0.12%	1.10%

The fund expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2018, the fund’s annualized expense ratios were 0.20% for Investor Shares and 0.12% for
Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Large-Cap Growth Funds.

1

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

As I begin my tenure as Vanguard’s fourth chief executive, I’ve been reflecting on both the past and the future of the company where I have spent my entire professional career.

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

Making a real difference

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. Over the past 25 years, for example, Vanguard has lowered our funds’ asset-weighted average expense ratio

2

from 0.31% to 0.12%. And over the past decade, 94% of our funds have beaten the average annual return of their peers.1

Focused on your success

Vanguard is built for Vanguard investors—as a client-owned company, we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I intend to keep this priority front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

As I write this, we’ve experienced a period of pronounced market volatility. Strong economic growth and budding signs of inflation have raised concerns about a more aggressive Federal Reserve. Although volatility can test investors’ nerves, we sometimes think of this as “Vanguard weather”—a time when having a disciplined, low-cost, and long-term approach to investment management serves investors well.

Market Barometer
			Total Returns
		Periods Ended February 28, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	10.62%	16.70%	14.56%
Russell 2000 Index (Small-caps)	8.30	10.51	12.19
Russell 3000 Index (Broad U.S. market)	10.45	16.22	14.37
FTSE All-World ex US Index (International)	7.84	21.50	6.69

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.18%	0.51%	1.71%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-1.24	2.50	2.57
Citigroup Three-Month U.S. Treasury Bill Index	0.59	0.98	0.27

CPI
Consumer Price Index	1.41%	2.21%	1.41%

The performance data shown represent past performance, which is not a guarantee of future results.

1 For the ten-year period through December 31, 2017, 9 of 9 Vanguard money market funds, 56 of 60 bond funds, 21 of 22 balanced funds, and 131 of 140 stock funds, or 217 of 231 Vanguard funds, outperformed their peer-group averages. Sources: Vanguard, based on data from Lipper, a Thomson Reuters Company.

3

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
March 19, 2018

4

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	1,040,401,220	33,553,324	96.9%
Emerson U. Fullwood	1,039,160,376	34,794,169	96.8%
Amy Gutmann	1,040,321,884	33,632,661	96.9%
JoAnn Heffernan Heisen	1,041,268,182	32,686,363	97.0%
F. Joseph Loughrey	1,040,201,842	33,752,703	96.9%
Mark Loughridge	1,039,909,454	34,045,090	96.8%
Scott C. Malpass	1,039,175,722	34,778,823	96.8%
F. William McNabb III	1,038,914,560	35,039,985	96.7%
Deanna Mulligan	1,041,175,691	32,778,854	96.9%
André F. Perold	1,028,804,958	45,149,587	95.8%
Sarah Bloom Raskin	1,040,743,960	33,210,585	96.9%
Peter F. Volanakis	1,039,529,631	34,424,914	96.8%
* Results are for all funds within the same trust.

Proposal 2—Approve a manager-of-managers arrangement with third-party investment advisors.

This arrangement enables the fund to enter into and materially amend investment advisory arrangements with third-party investment advisors, subject to the approval of the fund’s board of trustees and certain conditions imposed by the Securities and Exchange Commission, while avoiding the costs and delays associated with obtaining future shareholder approval.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
FTSE Social Index Fund	86,343,035	7,344,834	6,600,160	11,983,970	76.9%

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
FTSE Social Index Fund	87,172,639	7,113,060	6,002,329	11,983,970	77.6%

5

Fund shareholders did not approve the following proposal:

Proposal 7—Institute transparent procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights. Such procedures may include time-limited engagement with problem companies if management believes that their behavior can be changed.

The trustees recommended a vote against the proposal for the following reasons: (1) Vanguard is fully compliant with all applicable U.S. laws and regulations that prohibit the investment in any company owned or controlled by the government of Sudan; (2) the addition of further investment constraints is not in fund shareholders’ best interests if those constraints are unrelated to a fund’s stated investment objective, policies, and strategies; and (3) divestment is an ineffective means to implement social change, as it often puts the shares into the hands of another owner with no direct impact to the company’s capitalization.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
FTSE Social Index Fund	44,210,672	4,893,760	51,183,597	11,983,970	39.4%

6

FTSE Social Index Fund

Fund Profile
As of February 28, 2018

Share-Class Characteristics
	Investor	Institutional
	Shares	Shares
Ticker Symbol	VFTSX	VFTNX
Expense Ratio[1]	0.20%	0.12%
30-Day SEC Yield	1.54%	1.62%

Portfolio Characteristics
		FTSE	DJ
		4Good	U.S. Total
		US Select	Market
	Fund	Index	FA Index
Number of Stocks	453	456	3,746
Median Market Cap	$89.7B	$89.7B	$68.2B
Price/Earnings Ratio	23.3x	23.2x	21.7x
Price/Book Ratio	3.2x	3.2x	3.0x
Return on Equity	16.1%	16.1%	15.0%
Earnings Growth Rate	7.9%	7.9%	8.5%
Dividend Yield	1.6%	1.6%	1.7%
Foreign Holdings	0.4%	0.0%	0.0%
Turnover Rate	10%	—	—
Short-Term Reserves	0.5%	—	—

Sector Diversification (% of equity exposure)
		FTSE	DJ
		4Good	U.S. Total
		US Select	Market
	Fund	Index	FA Index
Basic Materials	1.8%	1.8%	2.6%
Consumer Goods	8.8	8.8	8.5
Consumer Services	8.4	8.4	13.2
Financials	24.4	24.4	20.5
Health Care	16.5	16.5	12.6
Industrials	8.2	8.2	13.2
Oil & Gas	2.7	2.7	5.2
Technology	28.3	28.3	19.8
Telecommunications	0.1	0.1	1.7
Utilities	0.8	0.8	2.7

Sector categories are based on the Industry Classification
Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.

Volatility Measures
	FTSE	DJ
	4Good	U.S. Total
	US Select	Market
	Index	FA Index
R-Squared	1.00	0.98
Beta	1.00	1.01

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer Hardware	5.3%
Microsoft Corp.	Software	4.1
Alphabet Inc.	Internet	3.8
Facebook Inc.	Internet	2.4
JPMorgan Chase & Co.	Banks	2.3
Johnson & Johnson	Pharmaceuticals	2.0
Bank of America Corp.	Banks	1.8
Wells Fargo & Co.	Banks	1.5
Intel Corp.	Systems Software	1.4
Visa Inc.	Consumer Finance	1.3
Top Ten		25.9%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year.
For the six months ended February 28, 2018, the annualized expense ratios were 0.20% for Investor Shares and 0.12% for Institutional
Shares.

7

FTSE Social Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2007, Through February 28, 2018

FTSE Social Index Fund Investor Shares
FTSE4Good US Select Index
Note: For 2018, performance data reflect the six months ended February 28, 2018.

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/31/2000	24.11%	17.00%	8.61%
Institutional Shares	1/14/2003	24.19	17.12	8.73

See Financial Highlights for dividend and capital gains information.

8

FTSE Social Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.7%)[1]
Basic Materials (1.8%)
	Praxair Inc.	66,748	9,995
	LyondellBasell Industries
	NV Class A	75,910	8,215
	Air Products & Chemicals
	Inc.	50,050	8,048
	Ecolab Inc.	59,997	7,827
	PPG Industries Inc.	59,897	6,735
	Nucor Corp.	77,906	5,095
	Newmont Mining Corp.	126,814	4,844
	Albemarle Corp.	27,021	2,714
	International Flavors
	& Fragrances Inc.	18,498	2,613
	Arconic Inc.	103,253	2,518
	FMC Corp.	31,347	2,460
	Avery Dennison Corp.	20,663	2,441
	CF Industries Holdings Inc.	56,594	2,334
	Mosaic Co.	88,440	2,328
*	Alcoa Corp.	45,119	2,029
	Ashland Global Holdings
	Inc.	15,020	1,064
	Westlake Chemical Corp.	8,288	897
			72,157
Consumer Goods (8.8%)
	Procter & Gamble Co.	603,225	47,365
	PepsiCo Inc.	334,633	36,719
	NIKE Inc. Class B	312,492	20,946
	Mondelez International
	Inc. Class A	345,903	15,185
	Colgate-Palmolive Co.	203,080	14,007
	Activision Blizzard Inc.	175,720	12,850
	General Motors Co.	310,344	12,212
*,^	Tesla Inc.	31,607	10,843
	Ford Motor Co.	956,941	10,153
	Kimberly-Clark Corp.	87,280	9,681
	Kraft Heinz Co.	142,765	9,572
*	Electronic Arts Inc.	71,325	8,823

			Market
			Value•
		Shares	($000)
	Estee Lauder Cos. Inc.
	Class A	51,049	7,067
	General Mills Inc.	137,237	6,937
*	Monster Beverage Corp.	96,484	6,114
	VF Corp.	79,727	5,945
	Aptiv plc	62,440	5,703
	Stanley Black & Decker
	Inc.	35,784	5,697
	Dr Pepper Snapple Group
	Inc.	44,316	5,152
	Tyson Foods Inc. Class A	65,023	4,836
	Kellogg Co.	59,057	3,910
	Clorox Co.	30,269	3,907
	Lennar Corp. Class A	65,161	3,687
	Tapestry Inc.	72,285	3,680
*	Mohawk Industries Inc.	14,879	3,569
	JM Smucker Co.	28,059	3,544
	DR Horton Inc.	83,997	3,520
	Conagra Brands Inc.	96,154	3,474
	Genuine Parts Co.	35,740	3,282
	Hershey Co.	32,190	3,163
	McCormick & Co. Inc.	28,374	3,030
	Lear Corp.	15,937	2,973
	Church & Dwight Co. Inc.	59,642	2,934
	Autoliv Inc.	20,356	2,920
	Whirlpool Corp.	17,675	2,871
*	LKQ Corp.	71,737	2,832
	PVH Corp.	19,529	2,818
	Bunge Ltd.	34,077	2,571
	BorgWarner Inc.	49,363	2,423
	Snap-on Inc.	14,484	2,306
	Coty Inc. Class A	116,062	2,242
*	Michael Kors Holdings Ltd.	35,487	2,233
	Ingredion Inc.	16,581	2,166
	Hormel Foods Corp.	64,271	2,086
*	Lululemon Athletica Inc.	25,595	2,076
	PulteGroup Inc.	71,746	2,014
	Harley-Davidson Inc.	42,621	1,934

9

FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
	Lamb Weston Holdings
	Inc.	34,020	1,840
	Toll Brothers Inc.	40,899	1,793
	Newell Brands Inc.	66,797	1,716
	Goodyear Tire & Rubber
	Co.	58,541	1,694
	Coca-Cola European
	Partners plc	43,636	1,659
	Ralph Lauren Corp.
	Class A	15,638	1,655
	Polaris Industries Inc.	14,171	1,615
	Leggett & Platt Inc.	36,838	1,601
	Gentex Corp.	65,524	1,488
^	Mattel Inc.	91,288	1,452
*	Herbalife Ltd.	15,697	1,446
	Adient plc	22,746	1,412
	Campbell Soup Co.	25,379	1,093
	Delphi Technologies plc	20,966	1,001
	Hanesbrands Inc.	27,510	534
*	Edgewell Personal Care
	Co.	4,992	250
			356,221
Consumer Services (8.4%)
	Home Depot Inc.	277,155	50,517
	Walt Disney Co.	365,336	37,688
	McDonald’s Corp.	187,957	29,648
*	Booking Holdings Inc.	11,586	23,566
	Starbucks Corp.	333,433	19,039
	Lowe’s Cos. Inc.	196,862	17,637
	Time Warner Inc.	182,537	16,969
	CVS Health Corp.	242,251	16,408
	TJX Cos. Inc.	150,837	12,471
	McKesson Corp.	50,371	7,517
	Ross Stores Inc.	88,871	6,940
	Sysco Corp.	112,440	6,707
	Dollar General Corp.	65,937	6,237
*	Dollar Tree Inc.	54,663	5,611
	Cardinal Health Inc.	76,805	5,316
*	O’Reilly Automotive Inc.	20,149	4,920
*	AutoZone Inc.	6,692	4,448
	Best Buy Co. Inc.	60,512	4,383
	Omnicom Group Inc.	55,799	4,254
	Yum China Holdings Inc.	86,200	3,734
	AmerisourceBergen Corp.
	Class A	38,296	3,644
	Expedia Inc.	30,424	3,200
*	Ulta Beauty Inc.	14,392	2,927
	Viacom Inc. Class B	86,314	2,878
	Kohl’s Corp.	42,625	2,817
	Darden Restaurants Inc.	30,093	2,774
*	CarMax Inc.	44,749	2,771
	L Brands Inc.	53,820	2,655
	Tiffany & Co.	26,131	2,640
	Aramark	56,966	2,376

			Market
			Value•
		Shares	($000)
	Interpublic Group of
	Cos. Inc.	96,111	2,249
	Advance Auto Parts Inc.	18,378	2,100
	Tractor Supply Co.	31,107	2,020
	Gap Inc.	59,274	1,872
*	Liberty Media Corp-
	Liberty SiriusXM Class C	44,046	1,839
	Scripps Networks
	Interactive Inc. Class A	20,224	1,817
*	Chipotle Mexican Grill Inc.
	Class A	5,417	1,725
	Macy’s Inc.	57,700	1,697
	Nielsen Holdings plc	50,248	1,640
	Nordstrom Inc.	31,408	1,611
	Foot Locker Inc.	34,511	1,584
	H&R Block Inc.	53,488	1,355
*	Discovery Communications
	Inc.	57,400	1,319
	Dun & Bradstreet Corp.	9,752	1,219
	Bed Bath & Beyond Inc.	46,672	1,001
*	Discovery Communications
	Inc. Class A	35,100	854
*	Liberty Media Corp-
	Liberty SiriusXM Class A	18,583	779
*,^	AutoNation Inc.	14,759	741
	Alaska Air Group Inc.	9,182	592
	Signet Jewelers Ltd.	135	7
			340,713
Financials (24.3%)
	JPMorgan Chase & Co.	814,018	94,019
	Bank of America Corp.	2,291,931	73,571
	Wells Fargo & Co.	1,047,034	61,157
	Visa Inc. Class A	427,413	52,546
	Citigroup Inc.	623,980	47,104
	Mastercard Inc. Class A	220,575	38,768
	Goldman Sachs Group Inc.	84,585	22,240
	US Bancorp	364,828	19,832
	PNC Financial Services
	Group Inc.	113,229	17,852
	Morgan Stanley	308,018	17,255
	American Express Co.	168,610	16,441
	BlackRock Inc.	29,052	15,962
	Chubb Ltd.	109,190	15,496
	Charles Schwab Corp.	280,954	14,896
	American Tower Corp.	99,555	13,871
	Bank of New York Mellon
	Corp.	234,390	13,367
	CME Group Inc.	79,597	13,226
	American International
	Group Inc.	214,632	12,307
	S&P Global Inc.	60,353	11,576
	Simon Property Group Inc.	74,743	11,474
	Capital One Financial
	Corp.	116,757	11,434

10

FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
	Prudential Financial Inc.	101,980	10,842
	Crown Castle International
	Corp.	95,113	10,468
	Intercontinental Exchange
	Inc.	137,241	10,030
	BB&T Corp.	184,160	10,009
	Marsh & McLennan
	Cos. Inc.	120,310	9,988
	MetLife Inc.	215,923	9,973
	State Street Corp.	87,834	9,324
	Travelers Cos. Inc.	64,763	9,002
	Aon plc	58,034	8,143
	Aflac Inc.	90,731	8,064
	SunTrust Banks Inc.	113,632	7,936
	Allstate Corp.	85,268	7,867
	Progressive Corp.	135,364	7,794
	Prologis Inc.	123,493	7,494
	Equinix Inc.	18,608	7,296
	Synchrony Financial	192,085	6,990
	Discover Financial
	Services	88,459	6,973
	Public Storage	35,673	6,936
	Moody’s Corp.	38,927	6,496
	M&T Bank Corp.	33,113	6,286
	Weyerhaeuser Co.	176,544	6,184
	T. Rowe Price Group Inc.	55,018	6,156
	Fifth Third Bancorp	167,405	5,533
	KeyCorp	259,293	5,479
	Ameriprise Financial Inc.	34,950	5,468
	Regions Financial Corp.	279,092	5,417
	AvalonBay Communities
	Inc.	34,335	5,357
	Northern Trust Corp.	49,720	5,264
	Citizens Financial Group
	Inc.	120,166	5,226
	Welltower Inc.	96,681	5,076
	Digital Realty Trust Inc.	50,093	5,041
	Equity Residential	87,767	4,935
	Willis Towers Watson plc	29,577	4,670
	Boston Properties Inc.	39,149	4,654
*	SBA Communications
	Corp. Class A	28,392	4,465
	Ventas Inc.	91,367	4,415
	Hartford Financial Services
	Group Inc.	83,042	4,389
*	IHS Markit Ltd.	90,039	4,236
	Huntington Bancshares
	Inc.	267,618	4,202
	Lincoln National Corp.	52,460	3,996
	Comerica Inc.	40,956	3,982
	Principal Financial Group
	Inc.	62,338	3,886
	Realty Income Corp.	77,907	3,831
	First Republic Bank	39,552	3,670

			Market
			Value•
		Shares	($000)
*	Markel Corp.	3,184	3,541
	TD Ameritrade Holding
	Corp.	60,225	3,463
	Equifax Inc.	30,532	3,450
*	E*TRADE Financial Corp.	63,584	3,321
	Invesco Ltd.	101,498	3,303
*	CBRE Group Inc. Class A	70,026	3,274
	GGP Inc.	154,020	3,261
	Loews Corp.	65,152	3,214
	Ally Financial Inc.	107,212	2,991
	Raymond James Financial
	Inc.	31,729	2,942
	Arthur J Gallagher & Co.	41,438	2,864
	Unum Group	54,731	2,789
	Zions Bancorporation	49,943	2,745
	XL Group Ltd.	63,390	2,682
	Cincinnati Financial Corp.	35,914	2,679
	Mid-America Apartment
	Communities Inc.	30,658	2,631
	SL Green Realty Corp.	26,949	2,612
*	Arch Capital Group Ltd.	28,713	2,534
	FNF Group	61,420	2,452
	Everest Re Group Ltd.	10,084	2,423
	Torchmark Corp.	26,915	2,298
	Duke Realty Corp.	92,507	2,291
	Regency Centers Corp.	39,328	2,285
	SEI Investments Co.	31,307	2,280
	Voya Financial Inc.	44,559	2,273
	Iron Mountain Inc.	72,240	2,273
	UDR Inc.	67,245	2,261
	AGNC Investment Corp.	125,203	2,246
*	Alleghany Corp.	3,623	2,196
	Nasdaq Inc.	27,184	2,195
	Western Union Co.	105,709	2,095
	People’s United Financial
	Inc.	101,677	1,946
	CIT Group Inc.	32,374	1,717
	Janus Henderson Group
	plc	45,123	1,595
	WR Berkley Corp.	22,332	1,527
	Liberty Property Trust	38,694	1,519
	Vornado Realty Trust	22,832	1,518
	Annaly Capital
	Management Inc.	149,007	1,495
	RenaissanceRe Holdings
	Ltd.	10,903	1,399
	Hospitality Properties
	Trust	53,141	1,352
	Commerce Bancshares
	Inc.	22,030	1,273
	HCP Inc.	58,044	1,256
	Assurant Inc.	14,536	1,242
	Weingarten Realty
	Investors	44,732	1,214

11

FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
	Macerich Co.	20,493	1,208
*	Brighthouse Financial Inc.	21,538	1,169
	VEREIT Inc.	157,762	1,081
	Navient Corp.	80,434	1,042
	Santander Consumer USA
	Holdings Inc.	38,228	625
	Axis Capital Holdings Ltd.	12,054	595
	New York Community
	Bancorp Inc.	32,656	445
	Kimco Realty Corp.	18,241	273
			987,192
Health Care (16.5%)
	Johnson & Johnson	639,319	83,035
	Pfizer Inc.	1,405,177	51,022
	UnitedHealth Group Inc.	225,583	51,018
	AbbVie Inc.	377,570	43,734
	Merck & Co. Inc.	653,179	35,415
	Amgen Inc.	176,884	32,506
	Bristol-Myers Squibb Co.	392,479	25,982
	Medtronic plc	322,165	25,738
	Abbott Laboratories	396,670	23,931
	Eli Lilly & Co.	235,017	18,101
*	Celgene Corp.	187,770	16,359
*	Biogen Inc.	51,200	14,796
	Anthem Inc.	60,418	14,221
	Becton Dickinson and Co.	61,703	13,699
	Aetna Inc.	74,553	13,200
	Stryker Corp.	79,480	12,888
	Allergan plc	81,776	12,612
*	Intuitive Surgical Inc.	26,039	11,104
	Cigna Corp.	55,861	10,943
*	Express Scripts Holding
	Co.	135,149	10,197
*	Vertex Pharmaceuticals
	Inc.	60,445	10,036
	Zoetis Inc.	115,820	9,365
	Humana Inc.	33,558	9,122
*	Boston Scientific Corp.	328,396	8,952
	Baxter International Inc.	116,604	7,905
*	Illumina Inc.	34,533	7,874
	HCA Healthcare Inc.	68,758	6,824
*	Edwards Lifesciences
	Corp.	49,157	6,571
	Zimmer Biomet Holdings
	Inc.	48,381	5,624
*	Mylan NV	130,469	5,261
*	Regeneron
	Pharmaceuticals Inc.	15,459	4,954
*	Align Technology Inc.	18,582	4,878
*	Alexion Pharmaceuticals
	Inc.	40,484	4,755
*	Laboratory Corp. of
	America Holdings	23,841	4,117
*	Centene Corp.	40,211	4,078

			Market
			Value•
		Shares	($000)
*	IDEXX Laboratories Inc.	20,888	3,911
*	IQVIA Holdings Inc.	38,003	3,737
*	Waters Corp.	18,033	3,690
*	BioMarin Pharmaceutical
	Inc.	45,177	3,667
	Quest Diagnostics Inc.	32,966	3,397
	Dentsply Sirona Inc.	55,757	3,126
	ResMed Inc.	32,604	3,106
*	Bioverativ Inc.	26,848	2,810
	Cooper Cos. Inc.	11,880	2,739
*	DaVita Inc.	37,758	2,719
*	Henry Schein Inc.	39,611	2,622
*	Hologic Inc.	67,369	2,616
*	Varian Medical Systems
	Inc.	21,515	2,568
	Universal Health Services
	Inc. Class B	21,500	2,455
*	Incyte Corp.	26,797	2,282
*	Jazz Pharmaceuticals plc	14,840	2,149
	Perrigo Co. plc	20,602	1,678
	Patterson Cos. Inc.	25,593	808
			670,897
Industrials (8.1%)
	Union Pacific Corp.	185,362	24,143
	Accenture plc Class A	145,200	23,379
*	PayPal Holdings Inc.	266,272	21,145
	United Parcel Service Inc.
	Class B	164,067	17,130
	FedEx Corp.	59,443	14,647
	Automatic Data
	Processing Inc.	105,356	12,150
	Deere & Co.	74,431	11,974
	Illinois Tool Works Inc.	71,314	11,513
	CSX Corp.	202,171	10,861
	Norfolk Southern Corp.	67,677	9,412
	Waste Management Inc.	101,667	8,776
	Eaton Corp. plc	108,240	8,735
	Johnson Controls
	International plc	224,706	8,285
	Sherwin-Williams Co.	19,107	7,673
*	Fiserv Inc.	49,502	7,098
	Cummins Inc.	37,726	6,344
	PACCAR Inc.	82,991	5,941
	Rockwell Automation Inc.	31,605	5,714
*	Worldpay Inc. Class A	69,135	5,619
	Fortive Corp.	71,927	5,524
	Parker-Hannifin Corp.	30,872	5,510
	Agilent Technologies Inc.	75,885	5,205
	Global Payments Inc.	35,983	4,080
	Fastenal Co.	72,384	3,961
	WestRock Co.	58,671	3,858
	Vulcan Materials Co.	31,885	3,754
	Total System Services Inc.	42,509	3,739

12

FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
	Republic Services Inc.
	Class A	54,119	3,636
*	Mettler-Toledo
	International Inc.	5,881	3,624
	Dover Corp.	36,187	3,622
*	Verisk Analytics Inc.
	Class A	35,374	3,615
*	United Rentals Inc.	20,617	3,610
	WW Grainger Inc.	13,043	3,411
	CH Robinson Worldwide
	Inc.	35,722	3,335
	Ball Corp.	81,799	3,268
	Martin Marietta Materials
	Inc.	15,466	3,154
	Xylem Inc.	41,873	3,123
	Expeditors International of
	Washington Inc.	44,894	2,916
	Alliance Data Systems
	Corp.	12,032	2,899
	Broadridge Financial
	Solutions Inc.	27,371	2,747
	Packaging Corp. of
	America	21,866	2,606
	Kansas City Southern	24,341	2,508
	JB Hunt Transport
	Services Inc.	20,256	2,402
	Fortune Brands Home
	& Security Inc.	37,032	2,246
*	Sensata Technologies
	Holding NV	40,542	2,143
*	Keysight Technologies Inc.	43,264	2,034
	Sealed Air Corp.	44,594	1,889
	Allegion plc	22,436	1,887
	ManpowerGroup Inc.	15,625	1,851
	Robert Half International
	Inc.	30,836	1,760
	Xerox Corp.	57,688	1,749
*	Arrow Electronics Inc.	20,691	1,688
*	Stericycle Inc.	23,500	1,473
	Avnet Inc.	32,737	1,398
	MDU Resources Group Inc.	47,456	1,248
	Bemis Co. Inc.	22,534	994
	Jabil Inc.	32,048	868
	Acuity Brands Inc.	1,709	244
			330,118
Oil & Gas (2.7%)
	ConocoPhillips	287,988	15,641
	EOG Resources Inc.	139,429	14,141
	Occidental Petroleum
	Corp.	183,063	12,009
	Valero Energy Corp.	104,016	9,405
	Anadarko Petroleum Corp.	135,630	7,736
	Pioneer Natural Resources
	Co.	41,410	7,049

			Market
			Value•
		Shares	($000)
	Kinder Morgan Inc.	381,054	6,173
	Williams Cos. Inc.	200,202	5,558
	Andeavor	37,978	3,404
	Apache Corp.	97,070	3,315
	Marathon Oil Corp.	219,047	3,181
	EQT Corp.	60,076	3,022
	Devon Energy Corp.	92,806	2,846
	Cabot Oil & Gas Corp.	115,267	2,785
	Targa Resources Corp.	57,857	2,583
	Helmerich & Payne Inc.	30,598	1,975
	HollyFrontier Corp.	43,004	1,842
	Cimarex Energy Co.	17,320	1,664
	Baker Hughes a GE Co.	60,739	1,604
	Core Laboratories NV	12,776	1,315
*	Newfield Exploration Co.	56,113	1,309
	Murphy Oil Corp.	49,979	1,267
*	Weatherford International
	plc	254,932	671
			110,495
Other (0.0%)
*,2	Herbalife Ltd. CVR	2,328	23

Technology (28.2%)
	Apple Inc.	1,215,052	216,425
	Microsoft Corp.	1,770,167	165,989
*	Facebook Inc. Class A	551,639	98,368
*	Alphabet Inc. Class C	71,951	79,486
*	Alphabet Inc. Class A	69,694	76,937
	Intel Corp.	1,114,100	54,914
	Cisco Systems Inc.	1,172,488	52,504
	Oracle Corp.	689,328	34,928
	NVIDIA Corp.	133,826	32,386
	Texas Instruments Inc.	231,694	25,104
*	Adobe Systems Inc.	115,848	24,227
	Broadcom Ltd.	95,707	23,588
	QUALCOMM Inc.	350,215	22,764
*	salesforce.com Inc.	158,203	18,391
	Applied Materials Inc.	252,570	14,546
*	Micron Technology Inc.	258,234	12,604
	Cognizant Technology
	Solutions Corp. Class A	137,119	11,247
*	NXP Semiconductors NV	80,080	9,983
	Intuit Inc.	56,927	9,499
	HP Inc.	393,984	9,215
	Analog Devices Inc.	86,185	7,770
	Lam Research Corp.	38,268	7,342
	Hewlett Packard
	Enterprise Co.	390,095	7,252
	DXC Technology Co.	66,203	6,788
*	ServiceNow Inc.	39,728	6,397
	Western Digital Corp.	71,582	6,230
*	Red Hat Inc.	41,385	6,100
	Corning Inc.	203,466	5,917
*	Autodesk Inc.	50,273	5,906

13

FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
*	Twitter Inc.	158,789	5,059
	Skyworks Solutions Inc.	44,452	4,856
*	Cerner Corp.	67,709	4,344
	Xilinx Inc.	58,699	4,182
*	Workday Inc. Class A	32,430	4,108
	Maxim Integrated
	Products Inc.	66,284	4,039
	Symantec Corp.	151,423	3,981
	NetApp Inc.	64,998	3,936
*	Palo Alto Networks Inc.	22,026	3,819
	Seagate Technology plc	69,911	3,733
*	Dell Technologies Inc.
	Class V	50,059	3,719
*	Citrix Systems Inc.	36,502	3,358
*	Arista Networks Inc.	12,387	3,341
*	Splunk Inc.	33,704	3,141
*	Check Point Software
	Technologies Ltd.	29,761	3,092
*	Synopsys Inc.	35,052	2,968
*	Akamai Technologies Inc.	40,431	2,727
	CA Inc.	75,060	2,635
	CDW Corp.	34,951	2,549
*	Yandex NV Class A	60,583	2,489
*,^	Advanced Micro Devices
	Inc.	204,481	2,476
	Juniper Networks Inc.	94,593	2,427
*	F5 Networks Inc.	15,681	2,329
*	VeriSign Inc.	19,941	2,314
*	VMware Inc. Class A	17,252	2,273
	Amdocs Ltd.	33,654	2,214
	CDK Global Inc.	30,383	2,087
	Garmin Ltd.	29,416	1,743
	CSRA Inc.	41,373	1,677
	DST Systems Inc.	15,113	1,257
			1,145,680
Telecommunications (0.1%)
*	T-Mobile US Inc.	68,634	4,160
*,^	Sprint Corp.	165,322	858
			5,018
Utilities (0.8%)
	Consolidated Edison Inc.	75,036	5,619
	ONEOK Inc.	90,652	5,106
	PPL Corp.	173,368	4,967
	WEC Energy Group Inc.	74,027	4,436
	American Water Works
	Co. Inc.	41,696	3,309
	CenterPoint Energy Inc.	105,732	2,860
	NiSource Inc.	90,433	2,092
	CMS Energy Corp.	37,525	1,593

		Market
		Value•
	Shares	($000)
* Calpine Corp.	83,672	1,273
Avangrid Inc.	13,389	650
		31,905
Total Common Stocks
(Cost $2,795,580)		4,050,419
Temporary Cash Investments (0.5%)
Money Market Fund (0.5%)
[3,4] Vanguard Market
Liquidity Fund,
1.601%	187,589	18,757

	Face
	Amount
	($000)
U. S. Government and Agency Obligations (0.0%)
5 United States Treasury
Bill, 1.432%, 4/26/18	650	648
Total Temporary Cash Investments
(Cost $19,406)		19,405
Total Investments (100.2%)
(Cost $2,814,986)		4,069,824

		Amount
		($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Investment in Vanguard		219
Receivables for Accrued Income		6,013
Receivables for Capital Shares Issued		7,858
Total Other Assets		14,090
Liabilities
Payables for Investment Securities
Purchased		(11,617)
Collateral for Securities on Loan		(5,403)
Payables for Capital Shares Redeemed		(1,823)
Payables to Vanguard		(1,395)
Variation Margin Payable—Futures
Contracts		(151)
Total Liabilities		(20,389)
Net Assets (100%)		4,063,525

14

FTSE Social Index Fund

At February 28, 2018, net assets consisted of:

Amount
($000)
Paid-in Capital	2,842,531
Undistributed Net Investment Income	8,147
Accumulated Net Realized Losses	(42,016)
Unrealized Appreciation (Depreciation)
Investment Securities	1,254,838
Futures Contracts	25
Net Assets	4,063,525

Investor Shares—Net Assets
Applicable to 134,558,208 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,398,705
Net Asset Value Per Share—
Investor Shares	$17.83

Amount
($000)
Institutional Shares—Net Assets
Applicable to 93,312,381 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,664,820
Net Asset Value Per Share—
Institutional Shares	$17.84

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $5,076,000.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 100.0% and 0.2%, respectively, of net assets.
2 Security value determined using significant unobservable
inputs.
3 Affiliated money market fund available only to Vanguard
funds and certain trusts and accounts managed by Vanguard.
Rate shown is the 7-day yield.
4 Includes $5,403,000 of collateral received for securities on loan.
5 Securities with a value of $648,000 have been segregated
as initial margin for open futures contracts.
CVR—Contingent Value Rights.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	March 2018	91	12,351	25

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

15

FTSE Social Index Fund

Statement of Operations

Six Months Ended
February28,2018
($000)
Investment Income
Income
Dividends	31,153
Interest[1]	77
Securities Lending—Net	21
Total Income	31,251
Expenses
The Vanguard Group—Note B
Investment Advisory Services	450
Management and Administrative—Investor Shares	1,662
Management and Administrative—Institutional Shares	649
Marketing and Distribution—Investor Shares	188
Marketing and Distribution—Institutional Shares	18
Custodian Fees	42
Shareholders’ Reports and Proxy—Investor Shares	36
Shareholders’ Reports and Proxy—Institutional Shares	79
Trustees’ Fees and Expenses	2
Total Expenses	3,126
Net Investment Income	28,125
Realized Net Gain (Loss)
Investment Securities Sold[1]	(17,252)
Futures Contracts	1,404
Realized Net Gain (Loss)	(15,848)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	388,464
Futures Contracts	(88)
Change in Unrealized Appreciation (Depreciation)	388,376
Net Increase (Decrease) in Net Assets Resulting from Operations	400,653

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $67,000, $1,000, and ($1,000), respectively. Purchase and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

16

FTSE Social Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	28,125	48,418
Realized Net Gain (Loss)	(15,848)	(3,856)
Change in Unrealized Appreciation (Depreciation)	388,376	404,860
Net Increase (Decrease) in Net Assets Resulting from Operations	400,653	449,422
Distributions
Net Investment Income
Investor Shares	(18,712)	(26,127)
Institutional Shares	(14,185)	(18,289)
Realized Capital Gain
Investor Shares	—	—
Institutional Shares	—	—
Total Distributions	(32,897)	(44,416)
Capital Share Transactions
Investor Shares	235,281	274,057
Institutional Shares	65,141	404,904
Net Increase (Decrease) from Capital Share Transactions	300,422	678,961
Total Increase (Decrease)	668,178	1,083,967
Net Assets
Beginning of Period	3,395,347	2,311,380
End of Period[1]	4,063,525	3,395,347

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $8,147,000 and $12,919,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

FTSE Social Index Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$16.14	$13.95	$12.99	$12.74	$10.28	$8.30
Investment Operations
Net Investment Income	.125[1]	.256[1]	.241	.183	.167	.153
Net Realized and Unrealized Gain (Loss)
on Investments	1.715	2.175	1.025	.231	2.442	1.969
Total from Investment Operations	1.840	2.431	1.266	.414	2.609	2.122
Distributions
Dividends from Net Investment Income	(.150)	(. 241)	(. 306)	(.164)	(.149)	(.142)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.150)	(. 241)	(. 306)	(.164)	(.149)	(.142)
Net Asset Value, End of Period	$17.83	$16.14	$13.95	$12.99	$12.74	$10.28
Total Return[2]	11.45%	17.61%	9.95%	3.25%	25.58%	25.90%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,399	$1,952	$1,435	$1,131	$800	$553
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.22%	0.25%	0.27%	0.28%
Ratio of Net Investment Income to
Average Net Assets	1.46%	1.71%	1.87%	1.63%	1.51%	1.63%
Portfolio Turnover Rate	10%	11%	16%[3]	20%[3]	14%[3]	29%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

18

FTSE Social Index Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$16.15	$13.96	$13.00	$12.75	$10.29	$8.31
Investment Operations
Net Investment Income	.132[1]	.271[1]	.254	.193	.180	.163
Net Realized and Unrealized Gain (Loss)
on Investments	1.713	2.175	1.029	.233	2.440	1.971
Total from Investment Operations	1.845	2.446	1.283	.426	2.620	2.134
Distributions
Dividends from Net Investment Income	(.155)	(. 256)	(. 323)	(.176)	(.160)	(.154)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.155)	(. 256)	(. 323)	(.176)	(.160)	(.154)
Net Asset Value, End of Period	$17.84	$16.15	$13.96	$13.00	$12.75	$10.29
Total Return	11.48%	17.72%	10.09%	3.34%	25.68%	26.05%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,665	$1,443	$876	$706	$429	$276
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.15%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	1.54%	1.79%	1.97%	1.73%	1.62%	1.75%
Portfolio Turnover Rate	10%	11%	16%[2]	20%[2]	14%[2]	29%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

19

FTSE Social Index Fund

Notes to Financial Statements

Vanguard FTSE Social Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

20

FTSE Social Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and for the period ended February 28, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

21

FTSE Social Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2018, the fund had contributed to Vanguard capital in the amount of $219,000, representing 0.01% of the fund’s net assets and 0.08% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of February 28, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	4,050,396	—	23
Temporary Cash Investments	18,757	648	—
Futures Contracts—Liabilities[1]	(151)	—	—
Total	4,069,002	648	23
1 Represents variation margin on the last day of the reporting period.

22

FTSE Social Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2017, the fund had available capital losses totaling $26,035,000 to offset future net capital gains. Of this amount, $394,000 is subject to expiration on August 31, 2019. Capital losses of $25,641,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2018, the cost of investment securities for tax purposes was $2,814,986,000. Net unrealized appreciation of investment securities for tax purposes was $1,254,838,000, consisting of unrealized gains of $1,298,156,000 on securities that had risen in value since their purchase and $43,318,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2018, the fund purchased $491,345,000 of investment securities and sold $193,347,000 of investment securities, other than temporary cash investments.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the six months ended February 28, 2018, such purchases and sales were $57,640,000 and $37,334,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

23

FTSE Social Index Fund

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2018		August 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	397,332	22,863	569,817	37,790
Issued in Lieu of Cash Distributions	16,480	976	23,412	1,593
Redeemed	(178,531)	(10,272)	(319,172)	(21,307)
Net Increase (Decrease)—Investor Shares	235,281	13,567	274,057	18,076
Institutional Shares
Issued	155,640	9,019	500,495	33,070
Issued in Lieu of Cash Distributions	13,935	825	17,987	1,217
Redeemed	(104,434)	(5,907)	(113,578)	(7,688)
Net Increase (Decrease)—Institutional Shares	65,141	3,937	404,904	26,599

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2018, that would require recognition or disclosure in these financial statements.

24

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

25

Six Months Ended February 28, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
FTSE Social Index Fund	8/31/2017	2/28/2018	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,114.53	$1.05
Institutional Shares	1,000.00	1,114.79	0.63
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.80	$1.00
Institutional Shares	1,000.00	1,024.20	0.60

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.20% for Investor Shares and 0.12% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

26

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

27

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

28

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739	Source for Bloomberg Barclays indexes: Bloomberg
Institutional Investor Services > 800-523-1036	Index Services Limited. Copyright 2018, Bloomberg.
All rights reserved.
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All comparative mutual fund data are from Lipper, a	Russell indexes are trademarks of the London Stock
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otherwise noted.	MTS, FTSE TMX and Russell under licence. All
information is provided for information purposes only.
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addition, you may obtain a free report on how your fund	Group companies nor any of its licensors make any
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Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q2132 042018

Semiannual Report | February 28, 2018

Vanguard U.S. Sector Index Funds

Vanguard Consumer Discretionary Index Fund

Vanguard Consumer Staples Index Fund

Vanguard Energy Index Fund

Vanguard Financials Index Fund

Vanguard Health Care Index Fund

Vanguard Industrials Index Fund

Vanguard Information Technology Index Fund

Vanguard Materials Index Fund

Vanguard Telecommunication Services Index Fund

Vanguard Utilities Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents

Your Fund’s Performance at a Glance	1
CEO’s Perspective	3
Consumer Discretionary Index Fund	7
Consumer Staples Index Fund	18
Energy Index Fund	28
Financials Index Fund	38
Health Care Index Fund	50
Industrials Index Fund	61
Information Technology Index Fund	72
Materials Index Fund	83
Telecommunication Services Index Fund	93
Utilities Index Fund	104
About Your Fund’s Expenses	113
Glossary	115

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore.
You can similarly depend on Vanguard to put you first—and light the way—as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the six months ended February 28, 2018, returns for the Vanguard U.S. Sector Index Funds ranged from about –9% to about 18%. All ten funds closely tracked their target indexes. Compared with their peer groups, results were mixed.

• Strong corporate earnings helped the information technology sector top the leaderboard.

Sectors that are more defensive, such as utilities and telecommunication services, lagged.

• Please note that the index provider intends to broaden the telecommunication services sector and rename it the communication services sector. Our fund for that sector will reflect the change, becoming Vanguard Communication Services Index Fund. This expanded sector will include some companies currently in the consumer discretionary and information technology sectors. The changes to the three indexes will take effect in the second half of 2018, but we will transition the three Vanguard funds that seek to track those indexes in advance to minimize the market impact of the trades.

Total Returns: Six Months Ended February 28, 2018

ETF Shares1 and Admiral™ Shares2

Total
Returns
Vanguard Consumer Discretionary ETF
Market Price	15.69%
Net Asset Value	15.59
Vanguard Consumer Discretionary Index Fund 15.60
MSCI US IMI/Consumer Discretionary 25/50	15.62
Consumer Services Funds Average[3]	13.54

Vanguard Consumer Staples ETF
Market Price	-0.61%
Net Asset Value	-0.61
Vanguard Consumer Staples Index Fund	-0.62
MSCI US IMI/Consumer Staples 25/50	-0.57
Consumer Goods Funds Average[3]	3.45

Vanguard Energy ETF
Market Price	8.34%
Net Asset Value	8.31
Vanguard Energy Index Fund	8.31
MSCI US IMI/Energy 25/50	8.35
Natural Resources Funds Average[3]	8.48

Vanguard Financials ETF
Market Price	16.83%
Net Asset Value	16.81
Vanguard Financials Index Fund	16.81
MSCI US IMI/Financials 25/50	16.86
Financial Services Funds Average[3]	12.78

Total
Returns
Vanguard Health Care ETF
Market Price	5.14%
Net Asset Value	5.09
Vanguard Health Care Index Fund	5.08
MSCI US IMI/Health Care 25/50	5.12
Health/Biotechnology Funds Average[3]	5.59

Vanguard Industrials ETF
Market Price	11.72%
Net Asset Value	11.67
Vanguard Industrials Index Fund	11.67
MSCI US IMI/Industrials 25/50	11.75
Industrials Funds Average[3]	11.59

Vanguard Information Technology ETF
Market Price	18.00%
Net Asset Value	17.91
Vanguard Information Technology Index Fund	17.91
MSCI US IMI/Information Technology 25/50	17.96
Science and Technology Funds Average[3]	16.29

Vanguard Materials ETF
Market Price	9.00%
Net Asset Value	8.92
Vanguard Materials Index Fund	8.91
MSCI US IMI/Materials 25/50	8.80
Basic Materials Funds Average[3]	10.15

Total
Returns
Vanguard Telecommunication Services ETF
Market Price	-5.11%
Net Asset Value	-5.17
Vanguard Telecommunication Services
Index Fund	-5.19
MSCI US IMI/Telecommunication
Services 25/50	-5.32
Telecommunication Funds Average[3]	-0.36

Vanguard Utilities ETF
Market Price	-8.87%
Net Asset Value	-8.90
Vanguard Utilities Index Fund	-8.90
MSCI US IMI/Utilities 25/50	-8.87
Utility Funds Average[3]	-7.82

MSCI US IMI/2500	10.46%

1 The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.
2 Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.
3 Derived from data provided by Lipper, a Thomson Reuters Company.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
Note: MSCI US IMI/2500 is the MSCI® US Investable Market 2500 Index.

Expense Ratios

Your Fund Compared With Its Peer Group

	ETF	Admiral	Peer Group
	Shares	Shares	Average
Consumer Discretionary Index Fund	0.10%	0.10%	1.36%
Consumer Staples Index Fund	0.10	0.10	1.37
Energy Index Fund	0.10	0.10	1.61
Financials Index Fund	0.10	0.10	1.54
Health Care Index Fund	0.10	0.10	1.37
Industrials Index Fund	0.10	0.10	1.34
Information Technology Index Fund	0.10	0.10	1.43
Materials Index Fund	0.10	0.10	1.25
Telecommunication Services Index Fund	0.10	0.10	1.42
Utilities Index Fund	0.10	0.10	1.22

The fund expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2018, the fund annualized expense ratios were: for the Consumer Discretionary Index Fund,
0.10% for ETF Shares and 0.10% for Admiral Shares; for the Consumer Staples Index Fund, 0.10% for ETF Shares and 0.10% for Admiral
Shares; for the Energy Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Financials Index Fund, 0.10% for ETF
Shares and 0.10% for Admiral Shares; for the Health Care Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the
Industrials Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Information Technology Index Fund, 0.10% for
ETF Shares and 0.10% for Admiral Shares; for the Materials Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the
Telecommunication Services Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Utilities Index Fund, 0.10% for
ETF Shares and 0.10% for Admiral Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters
Company, and capture information through year-end 2017.
Peer groups are: for the Consumer Discretionary Index Fund, Consumer Services Funds; for the Consumer Staples Index Fund, Consumer
Goods Funds; for the Energy Index Fund, Natural Resources Funds; for the Financials Index Fund, Financial Services Funds; for the Health
Care Index Fund, Health/Biotechnology Funds; for the Industrials Index Fund, Industrials Funds; for the Information Technology Index
Fund, Science and Technology Funds; for the Materials Index Fund, Basic Materials Funds; for the Telecommunication Services Index
Fund, Telecommunication Funds; for the Utilities Index Fund, Utility Funds.

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

As I begin my tenure as Vanguard’s fourth chief executive, I’ve been reflecting on both the past and the future of the company where I have spent my entire professional career.

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

Making a real difference

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. Over the past 25 years, for example, Vanguard has lowered our funds’ asset-weighted average expense ratio from 0.31% to 0.12%. And over the past decade, 94% of our funds have beaten the average annual return of their peers.1

Focused on your success

Vanguard is built for Vanguard investors—as a client-owned company, we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I intend to keep this priority front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

As I write this, we’ve experienced a period of pronounced market volatility. Strong economic growth and budding signs of inflation have raised concerns about a more aggressive Federal Reserve. Although volatility can test investors’ nerves, we sometimes think of this as “Vanguard weather”—a time when having a disciplined, low-cost, and long-term approach to investment management serves investors well.

Market Barometer
			Total Returns
		Periods Ended February 28, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	10.62%	16.70%	14.56%
Russell 2000 Index (Small-caps)	8.30	10.51	12.19
Russell 3000 Index (Broad U.S. market)	10.45	16.22	14.37
FTSE All-World ex US Index (International)	7.84	21.50	6.69

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.18%	0.51%	1.71%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-1.24	2.50	2.57
Citigroup Three-Month U.S. Treasury Bill Index	0.59	0.98	0.27

CPI
Consumer Price Index	1.41%	2.21%	1.41%

The performance data shown represent past performance, which is not a guarantee of future results.
1 For the ten-year period through December 31, 2017, 9 of 9 Vanguard money market funds, 56 of 60 bond funds, 21 of 22 balanced funds, and 131 of 140 stock funds, or 217 of 231 Vanguard funds, outperformed their peer-group averages. Sources: Vanguard, based on data from Lipper, a Thomson Reuters Company.

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
March 19, 2018

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	1,040,401,220	33,553,324	96.9%
Emerson U. Fullwood	1,039,160,376	34,794,169	96.8%
Amy Gutmann	1,040,321,884	33,632,661	96.9%
JoAnn Heffernan Heisen	1,041,268,182	32,686,363	97.0%
F. Joseph Loughrey	1,040,201,842	33,752,703	96.9%
Mark Loughridge	1,039,909,454	34,045,090	96.8%
Scott C. Malpass	1,039,175,722	34,778,823	96.8%
F. William McNabb III	1,038,914,560	35,039,985	96.7%
Deanna Mulligan	1,041,175,691	32,778,854	96.9%
André F. Perold	1,028,804,958	45,149,587	95.8%
Sarah Bloom Raskin	1,040,743,960	33,210,585	96.9%
Peter F. Volanakis	1,039,529,631	34,424,914	96.8%
* Results are for all funds within the same trust.

Proposal 2—Approve a manager-of-managers arrangement with third-party investment advisors.

This arrangement enables the fund to enter into and materially amend investment advisory arrangements with third-party investment advisors, subject to the approval of the fund’s board of trustees and certain conditions imposed by the Securities and Exchange Commission, while avoiding the costs and delays associated with obtaining future shareholder approval.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Consumer Discretionary
Index Fund	9,536,861	297,949	329,359	2,762,358	73.8%
Consumer Staples Index Fund	19,743,521	887,407	1,030,430	6,269,834	70.7%
Energy Index Fund	25,231,975	1,020,540	1,375,945	8,591,798	69.7%
Financials Index Fund	67,404,620	1,473,688	1,533,626	20,797,065	73.9%
Health Care Index Fund	27,098,285	1,162,531	1,388,543	8,361,618	71.3%
Industrials Index Fund	18,066,828	248,015	237,258	4,480,567	78.4%
Information Technology
Index Fund	64,933,695	1,058,740	1,324,313	17,028,062	77.0%
Materials Index Fund	10,530,001	375,560	347,049	3,612,789	70.8%
Telecommunication Services
Index Fund	9,619,142	180,546	151,931	3,229,349	73.0%
Utilities Index Fund	18,459,436	1,103,078	1,065,517	5,037,806	71.9%

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Consumer Discretionary
Index Fund	9,552,190	273,422	338,557	2,762,358	73.9%
Consumer Staples Index Fund	19,972,148	839,878	849,332	6,269,834	71.5%
Energy Index Fund	25,426,856	985,351	1,216,253	8,591,798	70.2%
Financials Index Fund	67,533,485	1,474,069	1,404,380	20,797,065	74.0%
Health Care Index Fund	27,385,789	1,080,625	1,182,944	8,361,618	72.0%
Industrials Index Fund	18,108,596	230,077	213,429	4,480,567	78.6%
Information Technology
Index Fund	65,234,173	1,032,452	1,050,123	17,028,062	77.3%
Materials Index Fund	10,599,346	367,964	285,301	3,612,789	71.3%
Telecommunication Services
Index Fund	9,666,283	171,761	113,575	3,229,349	73.3%
Utilities Index Fund	18,940,286	792,512	895,233	5,037,806	73.8%

Shareholders of Vanguard Energy Index Fund did not approve the following proposal:

Proposal 7—Institute transparent procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights. Such procedures may include time-limited engagement with problem companies if management believes that their behavior can be changed.

The trustees recommended a vote against the proposal for the following reasons: (1) Vanguard is fully compliant with all applicable U.S. laws and regulations that prohibit the investment in any company owned or controlled by the government of Sudan; (2) the addition of further investment constraints is not in fund shareholders’ best interests if those constraints are unrelated to a fund’s stated investment objective, policies, and strategies; and (3) divestment is an ineffective means to implement social change, as it often puts the shares into the hands of another owner with no direct impact to the company’s capitalization.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Energy Index Fund	4,951,570	1,333,293	21,343,597	8,591,798	13.7%

Consumer Discretionary Index Fund

Fund Profile
As of February 28, 2018

Share-Class Characteristics
		ETF	Admiral
		Shares	Shares
Ticker Symbol		VCR	VCDAX
Expense Ratio[1]		0.10%	0.10%
30-Day SEC Yield		1.19%	1.19%

Portfolio Characteristics
		MSCI
		US IMI/
		Consumer	MSCI
Discretionary			US IMI/
	Fund	25/50	2500
Number of Stocks	371	368	2,469
Median Market Cap	$74.4B	$74.4B	$68.2B
Price/Earnings Ratio	20.8x	20.8x	21.9x
Price/Book Ratio	4.5x	4.5x	3.1x
Return on Equity	18.5%	18.5%	15.0%
Earnings Growth Rate	16.2%	16.2%	8.5%
Dividend Yield	1.2%	1.2%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	3%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Consumer
	Discretionary		MSCI US
		25/50	IMI/2500
R-Squared		1.00	0.84
Beta		1.00	1.03

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)
Advertising	0.8%
Apparel Retail	3.8
Apparel, Accessories & Luxury Goods	2.7
Auto Parts & Equipment	2.8
Automobile Manufacturers	4.0
Automotive Retail	2.1
Broadcasting	1.5
Cable & Satellite	8.5
Casinos & Gaming	2.1
Computer & Electronics Retail	0.6
Consumer Electronics	0.2
Department Stores	0.8
Distributors	0.9
Education Services	0.6
Footwear	2.8
General Merchandise Stores	2.6
Home Furnishings	0.7
Home Improvement Retail	8.0
Homebuilding	2.1
Homefurnishing Retail	0.4
Hotels, Resorts & Cruise Lines	4.2
Household Appliances	0.5
Housewares & Specialties	0.4
Internet & Direct Marketing Retail	24.6
Leisure Facilities	0.5
Leisure Products	0.9
Motorcycle Manufacturers	0.2
Movies & Entertainment	9.2
Publishing	0.6
Restaurants	8.6
Specialized Consumer Services	0.7
Specialty Stores	1.4
Tires & Rubber	0.2

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Ten Largest Holdings (% of total net assets)
Amazon.com Inc.	Internet & Direct
	Marketing Retail	17.2%
Home Depot Inc.	Home Improvement Retail	5.9
Comcast Corp.	Cable & Satellite	4.7
Walt Disney Co.	Movies & Entertainment	4.3
Netflix Inc.	Internet & Direct
	Marketing Retail	3.5
McDonald’s Corp.	Restaurants	3.5
Booking Holdings	Internet & Direct
Inc.	Marketing Retail	2.7
NIKE Inc.	Footwear	2.4
Starbucks Corp.	Restaurants	2.3
Lowe’s Cos. Inc.	Home Improvement Retail	2.1
Top Ten		48.6%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2018, the annualized expense ratios were 0.10% for ETF Shares and 0.10% for Admiral Shares.

Consumer Discretionary Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2007–February 28, 2018

Consumer Discretionary Index Fund ETF Shares Net Asset Value
Spliced US IMI/Consumer Discretionary 25/50
For a benchmark description, see the Glossary.
Note: For 2018, performance data reflect the six months ended February 28, 2018.

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		22.85%	16.97%	12.88%
Net Asset Value		22.83	16.95	12.87
Admiral Shares	7/14/2005	22.83	16.96	12.87

See Financial Highlights for dividend and capital gains information.

Consumer Discretionary Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.1%)
Auto Components (3.1%)
	Aptiv plc	211,172	19,286
	Lear Corp.	53,559	9,992
	Autoliv Inc.	68,931	9,887
	BorgWarner Inc.	167,181	8,205
	Goodyear Tire & Rubber
	Co.	195,258	5,651
	Gentex Corp.	225,010	5,110
	Adient plc	73,921	4,588
	Delphi Technologies plc	70,382	3,361
*	Visteon Corp.	24,690	3,058
	Dana Inc.	114,928	3,054
	LCI Industries	19,831	2,168
	Tenneco Inc.	40,931	2,151
*	Cooper-Standard Holdings
	Inc.	13,913	1,695
*	Dorman Products Inc.	24,080	1,661
	Cooper Tire & Rubber Co.	40,916	1,283
*	American Axle &
	Manufacturing Holdings
	Inc.	79,345	1,171
*	Fox Factory Holding Corp.	28,214	1,059
*	Modine Manufacturing Co.	39,807	916
*	Gentherm Inc.	28,968	892
	Standard Motor Products
	Inc.	15,941	744
*	Stoneridge Inc.	20,880	454
	Tower International Inc.	15,963	417
*	Motorcar Parts of America
	Inc.	15,452	315
	Superior Industries
	International Inc.	17,643	255
			87,373
Automobiles (4.2%)
	General Motors Co.	1,015,227	39,949
*,^ Tesla Inc.		106,708	36,607
	Ford Motor Co.	2,944,592	31,242
	Harley-Davidson Inc.	133,401	6,054
	Thor Industries Inc.	41,772	5,389
	Winnebago Industries Inc.	23,967	1,044
			120,285
Distributors (0.9%)
	Genuine Parts Co.	116,194	10,671
*	LKQ Corp.	244,945	9,670
	Pool Corp.	31,838	4,395
	Core-Mark Holding Co. Inc.	37,084	759
			25,495
Diversified Consumer Services (1.3%)
	Service Corp.
	International/US	148,567	5,561
*	ServiceMaster Global
	Holdings Inc.	107,043	5,498
	H&R Block Inc.	166,025	4,205
*	Bright Horizons Family
	Solutions Inc.	43,751	4,181
*	Grand Canyon Education
	Inc.	36,290	3,562

			Market
			Value•
		Shares	($000)
	Graham Holdings Co.
	Class B	3,637	2,110
*	Adtalem Global Education
	Inc.	45,670	2,103
*	Weight Watchers
	International Inc.	22,990	1,555
*	Chegg Inc.	73,101	1,455
*	Sotheby’s	29,064	1,342
	Strayer Education Inc.	8,006	718
	Capella Education Co.	9,094	707
*	Career Education Corp.	52,897	700
*	Houghton Mifflin Harcourt
	Co.	83,377	567
*	Regis Corp.	27,479	442
*	American Public Education
	Inc.	13,761	423
*	K12 Inc.	28,140	420
	Carriage Services Inc.
	Class A	11,415	311
*	Bridgepoint Education Inc.
	Class A	21,519	143
			36,003
Hotels, Restaurants & Leisure (15.4%)
	McDonald’s Corp.	632,466	99,765
	Starbucks Corp.	1,128,907	64,461
	Marriott International Inc.
	Class A	245,926	34,727
	Las Vegas Sands Corp.	313,725	22,842
	Yum! Brands Inc.	254,288	20,694
	Carnival Corp.	276,570	18,505
	Royal Caribbean Cruises
	Ltd.	135,824	17,195
	Hilton Worldwide Holdings
	Inc.	152,515	12,322
	MGM Resorts International	359,810	12,316
	Wynn Resorts Ltd.	65,166	10,915
	Wyndham Worldwide Corp.	80,305	9,298
	Darden Restaurants Inc.	98,007	9,035
*	Norwegian Cruise Line
	Holdings Ltd.	156,458	8,902
	Aramark	194,347	8,106
	Domino’s Pizza Inc.	34,642	7,705
	Vail Resorts Inc.	32,014	6,591
*	Chipotle Mexican Grill Inc.
	Class A	20,137	6,412
	Dunkin’ Brands Group Inc.	71,612	4,289
	Six Flags Entertainment
	Corp.	56,456	3,618
	Extended Stay America Inc.	152,426	3,053
	Texas Roadhouse Inc.
	Class A	53,591	2,961
*	Hyatt Hotels Corp. Class A	36,301	2,805
	ILG Inc.	88,645	2,691
*	Hilton Grand Vacations Inc.	59,071	2,549
*	Planet Fitness Inc. Class A	68,306	2,526
	Marriott Vacations
	Worldwide Corp.	17,859	2,509
	Churchill Downs Inc.	9,670	2,497
	Wendy’s Co.	153,449	2,447

			Market
			Value•
		Shares	($000)
	Boyd Gaming Corp.	67,378	2,384
	Cracker Barrel Old Country
	Store Inc.	15,240	2,379
	Choice Hotels International
	Inc.	29,024	2,297
	Jack in the Box Inc.	23,260	2,095
*	Scientific Games Corp.	42,847	1,905
	Red Rock Resorts Inc.
	Class A	54,691	1,832
*	Penn National Gaming Inc.	68,654	1,827
	Bloomin’ Brands Inc.	72,354	1,671
	Cheesecake Factory Inc.	34,462	1,602
*	Dave & Buster’s
	Entertainment Inc.	32,816	1,469
*	Caesars Entertainment Corp.	111,621	1,418
*,^ Eldorado Resorts Inc.		39,522	1,348
*	Pinnacle Entertainment Inc.	42,968	1,296
	Brinker International Inc.	36,684	1,263
*	La Quinta Holdings Inc.	66,158	1,249
^	Papa John’s International
	Inc.	20,831	1,203
	Wingstop Inc.	23,203	1,051
	Dine Brands Global Inc.	13,562	1,030
	International Speedway
	Corp. Class A	19,134	861
^	Sonic Corp.	31,790	799
*,^ SeaWorld Entertainment Inc.		54,237	793
*	Belmond Ltd. Class A	68,659	793
*	Denny’s Corp.	52,241	786
*,^ Shake Shack Inc. Class A		16,633	649
	BJ’s Restaurants Inc.	14,108	614
	Ruth’s Hospitality Group Inc.	23,133	568
*	Red Robin Gourmet
	Burgers Inc.	10,454	561
*	Playa Hotels & Resorts NV	47,220	476
	Marcus Corp.	14,727	398
*	Monarch Casino & Resort
	Inc.	8,898	376
*	Chuy’s Holdings Inc.	13,804	373
*	Biglari Holdings Inc.	845	354
*	Fiesta Restaurant Group Inc.	20,742	353
*	Carrols Restaurant Group
	Inc.	26,352	339
*	Del Taco Restaurants Inc.	26,812	338
*	Del Frisco’s Restaurant
	Group Inc.	16,820	280
*	Zoe’s Kitchen Inc.	16,146	240
*	Potbelly Corp.	18,408	237
	Speedway Motorsports Inc.	9,751	191
*	Bojangles’ Inc.	14,114	185
*	El Pollo Loco Holdings Inc.	17,579	171
*	Lindblad Expeditions
	Holdings Inc.	17,657	163
*	Habit Restaurants Inc.
	Class A	17,169	148
*	Fogo De Chao Inc.	8,696	136
*,^ Noodles & Co. Class A		14,128	88
			442,325

Consumer Discretionary Index Fund

			Market
			Value•
		Shares	($000)
Household Durables (3.9%)
	Lennar Corp. Class A	225,385	12,752
*	Mohawk Industries Inc.	50,234	12,050
	DR Horton Inc.	282,466	11,835
	Newell Brands Inc.	388,420	9,979
	Whirlpool Corp.	56,965	9,253
*	NVR Inc.	2,816	8,006
	PulteGroup Inc.	209,806	5,889
	Garmin Ltd.	96,643	5,725
	Toll Brothers Inc.	119,221	5,226
	Leggett & Platt Inc.	104,336	4,534
*	TopBuild Corp.	28,590	1,991
*	Taylor Morrison Home Corp.
	Class A	88,225	1,980
	Tupperware Brands Corp.	40,137	1,969
*	Helen of Troy Ltd.	21,631	1,948
*	TRI Pointe Group Inc.	119,298	1,829
*,^ Tempur Sealy International
	Inc.	36,720	1,815
	KB Home	61,758	1,714
*,^ iRobot Corp.		21,960	1,492
*	Meritage Homes Corp.	30,319	1,286
	La-Z-Boy Inc.	37,558	1,153
*	Cavco Industries Inc.	6,853	1,090
*	Installed Building Products
	Inc.	17,786	1,063
	MDC Holdings Inc.	33,017	914
*	LGI Homes Inc.	14,680	831
*	M/I Homes Inc.	21,917	637
*	William Lyon Homes
	Class A	21,887	553
*	Universal Electronics Inc.	11,132	551
	Ethan Allen Interiors Inc.	21,176	503
*	Century Communities Inc.	15,627	465
*,^ GoPro Inc. Class A		83,166	447
*	Beazer Homes USA Inc.	24,760	389
	Flexsteel Industries Inc.	5,771	224
	PICO Holdings Inc.	17,695	217
*	Hovnanian Enterprises Inc.
	Class A	92,580	202
	Hamilton Beach Brands
	Holding Co. Class A	4,639	115
*	Green Brick Partners Inc.	11,249	114
	Libbey Inc.	16,799	105
	Lennar Corp. Class B	2,098	95
			110,941
Internet & Direct Marketing Retail (24.8%)
*	Amazon.com Inc.	324,982	491,519
*	Netflix Inc.	343,375	100,053
*	Booking Holdings Inc.	38,710	78,738
	Expedia Inc.	99,679	10,483
*	Liberty Interactive Corp.
	QVC Group Class A	360,453	10,406
*	TripAdvisor Inc.	89,764	3,598
*	Liberty Ventures Class A	64,549	3,455
*	Wayfair Inc.	31,388	2,430
*	Shutterfly Inc.	23,448	1,799
*	Liberty Expedia Holdings
	Inc. Class A	43,408	1,704
*	Groupon Inc. Class A	329,983	1,412
*,^ Overstock.com Inc.		12,741	770
	Nutrisystem Inc.	23,752	730
	PetMed Express Inc.	16,129	729
*	Liberty TripAdvisor
	Holdings Inc. Class A	58,267	606
*,^ Duluth Holdings Inc.		14,369	242
*	1-800-Flowers.com Inc.
	Class A	19,417	226
*,^ Lands’ End Inc.		9,725	175
*	FTD Cos. Inc.	13,100	79
			709,154

			Market
			Value•
		Shares	($000)
Leisure Products (0.9%)
	Hasbro Inc.	88,854	8,492
	Polaris Industries Inc.	47,063	5,365
^	Mattel Inc.	272,537	4,333
	Brunswick Corp./DE	69,617	3,982
	Callaway Golf Co.	74,621	1,155
*	Vista Outdoor Inc.	45,712	788
	Sturm Ruger & Co. Inc.	13,793	594
	Acushnet Holdings Corp.	27,539	583
*,^ American Outdoor Brands
	Corp.	41,954	377
*	MCBC Holdings Inc.	14,511	356
*	Nautilus Inc.	23,538	279
			26,304
Media (20.4%)
	Comcast Corp. Class A	3,701,000	134,013
	Walt Disney Co.	1,198,340	123,621
	Time Warner Inc.	617,686	57,420
*	Charter Communications
	Inc. Class A	147,955	50,590
	Twenty-First Century Fox
	Inc. Class A	836,005	30,782
	CBS Corp. Class B	273,971	14,512
	Omnicom Group Inc.	183,070	13,955
*	Liberty Global plc	441,254	13,251
	Twenty-First Century Fox
	Inc.	348,993	12,710
	Viacom Inc. Class B	279,601	9,322
^	Sirius XM Holdings Inc.	1,276,731	8,018
*	DISH Network Corp.
	Class A	180,614	7,530
*	Liberty Broadband Corp.	84,973	7,467
	Interpublic Group of Cos.
	Inc.	307,940	7,206
	News Corp. Class A	392,157	6,326
	Scripps Networks
	Interactive Inc. Class A	68,807	6,183
*	Liberty Media Corp-Liberty
	SiriusXM C	141,674	5,916
*	Liberty Media Corp-Liberty
	Formula One	159,947	5,267
*	Live Nation Entertainment
	Inc.	114,732	5,140
*	Liberty Global plc Class A	160,296	4,992
*	Discovery Communications
	Inc.	164,429	3,779
*	Madison Square Garden
	Co. Class A	15,083	3,683
	Cinemark Holdings Inc.	83,296	3,545
*	Liberty Media Corp-Liberty
	SiriusXM A	73,321	3,076
*	Discovery Communications
	Inc. Class A	122,198	2,972
	Tribune Media Co. Class A	65,761	2,740
	New York Times Co.
	Class A	102,799	2,478
	Nexstar Media Group Inc.
	Class A	34,198	2,443
	John Wiley & Sons Inc.
	Class A	36,367	2,337
	Cable One Inc.	3,403	2,317
*	Lions Gate Entertainment
	Corp. Class B	81,597	2,190
*	AMC Networks Inc.
	Class A	39,915	2,098
	TEGNA Inc.	161,811	2,081
	Regal Entertainment
	Group Class A	89,596	2,060
	Sinclair Broadcast Group
	Inc. Class A	60,461	2,044
*	Liberty Latin America Ltd.	95,974	1,963

			Market
			Value•
		Shares	($000)
*	Liberty Broadband Corp.
	Class A	20,785	1,816
	Meredith Corp.	31,458	1,803
*	MSG Networks Inc.	48,830	1,191
*	Lions Gate Entertainment
	Corp. Class A	41,479	1,171
	World Wrestling
	Entertainment Inc. Class A	29,655	1,131
	Entercom Communications
	Corp. Class A	100,705	997
*	IMAX Corp.	46,648	984
*	Gray Television Inc.	64,665	892
	Scholastic Corp.	24,008	874
	Gannett Co. Inc.	84,640	850
*	Liberty Latin America Ltd.
	Class A	36,505	756
	New Media Investment
	Group Inc.	42,565	734
*	Liberty Media Corp-Liberty
	Formula One Class A	20,042	633
*	Liberty Media Corp-Liberty
	Braves	27,320	627
	AMC Entertainment
	Holdings Inc. Class A	40,640	610
	EW Scripps Co. Class A	42,135	580
	National CineMedia Inc.	62,267	469
*	Loral Space &
	Communications Inc.	9,935	440
*	MDC Partners Inc. Class A	46,767	367
	Entravision Communications
	Corp. Class A	53,776	347
	Emerald Expositions Events
	Inc.	14,040	299
*	tronc Inc.	12,010	230
*,^ WideOpenWest Inc.		20,742	200
*	Liberty Media Corp-Liberty
	Braves	7,859	180
*	Hemisphere Media Group
	Inc. Class A	13,153	147
	News Corp. Class B	7,651	126
*	Global Eagle Entertainment
	Inc.	39,313	53
			584,534
Multiline Retail (3.4%)
	Target Corp.	410,007	30,919
	Dollar General Corp.	216,999	20,526
*	Dollar Tree Inc.	188,285	19,326
	Kohl’s Corp.	133,574	8,828
	Macy’s Inc.	241,472	7,102
	Nordstrom Inc.	98,992	5,079
*	Ollie’s Bargain Outlet
	Holdings Inc.	38,945	2,311
	Big Lots Inc.	33,616	1,889
*	JC Penney Co. Inc.	249,046	1,078
	Dillard’s Inc. Class A	11,632	949
*,^ Tuesday Morning Corp.		34,655	109
^	Fred’s Inc. Class A	26,985	90
*,^ Sears Holdings Corp.		19,616	47
			98,253
Other (0.0%)[1]
*,2 Media General Inc. CVR		69,182	3

Specialty Retail (16.2%)
	Home Depot Inc.	926,493	168,872
	Lowe’s Cos. Inc.	659,441	59,079
	TJX Cos. Inc.	501,969	41,503
	Ross Stores Inc.	306,245	23,915
*	O’Reilly Automotive Inc.	67,526	16,489
	Best Buy Co. Inc.	213,795	15,487
*	AutoZone Inc.	21,835	14,514
	Tiffany & Co.	98,521	9,955

Consumer Discretionary Index Fund

			Market
			Value•
		Shares	($000)
	L Brands Inc.	191,204	9,432
*	Ulta Beauty Inc.	45,916	9,337
*	CarMax Inc.	144,559	8,951
	Advance Auto Parts Inc.	58,637	6,699
*	Burlington Stores Inc.	54,085	6,633
	Tractor Supply Co.	99,494	6,460
	Gap Inc.	184,860	5,838
	Foot Locker Inc.	98,244	4,510
^	Williams-Sonoma Inc.	63,574	3,291
*	Five Below Inc.	43,851	2,931
	American Eagle Outfitters
	Inc.	134,343	2,589
	Bed Bath & Beyond Inc.	113,841	2,441
	Aaron’s Inc.	50,395	2,329
	Signet Jewelers Ltd.	45,244	2,275
*,^ AutoNation Inc.		43,378	2,178
*	Michaels Cos. Inc.	92,763	2,135
*	Urban Outfitters Inc.	60,031	2,119
	Dick’s Sporting Goods Inc.	65,494	2,097
	Lithia Motors Inc. Class A	19,029	1,977
	Children’s Place Inc.	13,829	1,968
*	Murphy USA Inc.	26,194	1,967
*	Sally Beauty Holdings Inc.	101,764	1,714
	Penske Automotive Group
	Inc.	30,688	1,406
	Monro Inc.	25,779	1,312
*	RH	15,148	1,286
	GameStop Corp. Class A	80,775	1,267
*	Floor & Decor Holdings Inc.
	Class A	26,405	1,190
	Abercrombie & Fitch Co.	54,298	1,120
	Group 1 Automotive Inc.	15,738	1,083
*	Sleep Number Corp.	31,448	1,083
	Office Depot Inc.	408,409	1,074
	Camping World Holdings
	Inc. Class A	24,612	1,029
	Chico’s FAS Inc.	102,405	1,028
	DSW Inc. Class A	51,111	1,002
*	Asbury Automotive Group
	Inc.	14,686	967
	Caleres Inc.	34,463	965
	Tailored Brands Inc.	35,340	827
	Guess? Inc.	49,876	788
*	Genesco Inc.	15,579	612
*	Conn’s Inc.	16,167	529
*	Lumber Liquidators Holdings
	Inc.	22,786	528
	Buckle Inc.	23,628	497
*	Express Inc.	62,881	454
*	Hibbett Sports Inc.	16,669	429
*,^ Party City Holdco Inc.		27,366	395
	Sonic Automotive Inc.
	Class A	20,036	393
*	MarineMax Inc.	18,438	385
	Finish Line Inc. Class A	32,977	350
*	At Home Group Inc.	11,775	348
	Haverty Furniture Cos. Inc.	15,159	309
*	Zumiez Inc.	15,581	307
^	Rent-A-Center Inc.	40,772	307

			Market
			Value•
		Shares	($000)
*	America’s Car-Mart Inc./TX	5,838	284
*	Ascena Retail Group Inc.	118,185	268
	Winmark Corp.	1,962	249
*,^ GNC Holdings Inc. Class A		52,194	222
	Shoe Carnival Inc.	9,275	217
	Cato Corp. Class A	18,968	215
*	Barnes & Noble Education
	Inc.	28,095	205
	Barnes & Noble Inc.	44,154	199
	Pier 1 Imports Inc.	57,272	178
*	Francesca’s Holdings Corp.	28,716	150
*	Sportsman’s Warehouse
	Holdings Inc.	28,820	140
	Tile Shop Holdings Inc.	25,417	137
*	Vitamin Shoppe Inc.	16,879	63
	Stage Stores Inc.	6,245	12
			465,494
Textiles, Apparel & Luxury Goods (5.6%)
	NIKE Inc. Class B	1,041,220	69,793
	VF Corp.	266,663	19,885
	Tapestry Inc.	225,938	11,503
	PVH Corp.	61,416	8,861
*	Michael Kors Holdings Ltd.	120,526	7,585
*	Lululemon Athletica Inc.	80,523	6,530
	Hanesbrands Inc.	289,421	5,615
	Ralph Lauren Corp. Class A	44,014	4,658
	Carter’s Inc.	37,505	4,376
*	Skechers U.S.A. Inc.
	Class A	105,938	4,335
*,^ Under Armour Inc. Class A		145,997	2,421
*	Deckers Outdoor Corp.	25,511	2,413
*,^ Under Armour Inc.		150,430	2,264
	Wolverine World Wide Inc.	75,916	2,223
*	Steven Madden Ltd.	41,964	1,842
	Columbia Sportswear Co.	22,062	1,667
*	G-III Apparel Group Ltd.	34,639	1,279
	Oxford Industries Inc.	12,087	966
*	Crocs Inc.	55,818	683
*	Fossil Group Inc.	34,836	466
*	Unifi Inc.	12,503	438
	Movado Group Inc.	12,561	389
	Culp Inc.	8,519	237
*	Vera Bradley Inc.	14,547	146
*	Sequential Brands Group Inc.	30,937	61
*,^ Iconix Brand Group Inc.		36,943	51
			160,687
Total Common Stocks
(Cost $2,294,897)			2,866,851
Temporary Cash Investment (1.0%)
Money Market Fund (1.0%)
[3,4] Vanguard Market Liquidity
	Fund, 1.601%
	(Cost $29,306)	293,066	29,304
Total Investments (101.1%)
(Cost $2,324,203)			2,896,155

Amount
($000)
Other Assets and Liabilities (-1.1%)
Other Assets
Investment in Vanguard	154
Receivables for Investment
Securities Sold	9,164
Receivables for Accrued Income	2,914
Receivables for Capital Shares Issued	412
Other Assets	64
Total Other Assets	12,708
Liabilities
Payables for Investment
Securities Purchased	(13,226)
Collateral for Securities on Loan	(28,002)
Payables for Capital Shares Redeemed	(1,946)
Payables to Vanguard	(816)
Total Liabilities	(43,990)
Net Assets (100%) 2,864,873

At February 28, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	2,344,317
Undistributed Net Investment Income	3,743
Accumulated Net Realized Losses	(55,139)
Unrealized Appreciation (Depreciation)	571,952
Net Assets	2,864,873

ETF Shares—Net Assets
Applicable to 16,006,037 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,603,995
Net Asset Value Per Share—
ETF Shares $162.69

Admiral Shares—Net Assets
Applicable to 3,097,958 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	260,878
Net Asset Value Per Share—
Admiral Shares $84.21

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $26,240,000.
1 “Other” represents securities that are not classified by the fund’s benchmark index.
2 Security value determined using significant unobservable inputs.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
4 Includes $28,002,000 of collateral received for securities on loan.
CVR—Contingent Value Rights.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Statement of Operations

Six Months Ended
February 28, 2018
($000)
Investment Income
Income
Dividends	15,804
Interest[1]	6
Securities Lending—Net	335
Total Income	16,145
Expenses
The Vanguard Group—Note B
Investment Advisory Services	331
Management and Administrative—
ETF Shares	657
Management and Administrative—
Admiral Shares	69
Marketing and Distribution—
ETF Shares	61
Marketing and Distribution—
Admiral Shares	9
Custodian Fees	22
Shareholders’ Reports and Proxy—
ETF Shares	122
Shareholders’ Reports and Proxy—
Admiral Shares	4
Trustees’ Fees and Expenses	1
Total Expenses	1,276
Net Investment Income	14,869
Realized Net Gain (Loss) on
Investment Securities Sold[1]	37,761
Change in Unrealized Appreciation
(Depreciation) of Investment Securities[1]	311,198
Net Increase (Decrease) in Net Assets
Resulting from Operations	363,828

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $6,000, ($1,000), and ($5,000), respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	14,869	35,087
Realized Net Gain (Loss)	37,761	66,127
Change in Unrealized Appreciation (Depreciation)	311,198	188,139
Net Increase (Decrease) in Net Assets Resulting from Operations	363,828	289,353
Distributions
Net Investment Income
ETF Shares	(15,841)	(31,760)
Admiral Shares	(1,503)	(2,806)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(17,344)	(34,566)
Capital Share Transactions
ETF Shares	90,046	38,353
Admiral Shares	26,767	13,567
Net Increase (Decrease) from Capital Share Transactions	116,813	51,920
Total Increase (Decrease)	463,297	306,707
Net Assets
Beginning of Period	2,401,576	2,094,869
End of Period[1]	2,864,873	2,401,576
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $3,743,000 and $6,218,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$141.74	$126.45	$120.80	$111.79	$93.38	$72.65
Investment Operations
Net Investment Income	. 884[1]	2.068[1]	1.875	1.542	1.251	1.111
Net Realized and Unrealized Gain (Loss)
on Investments	21.107	15.248	6.259	8.900	18.072	20.771
Total from Investment Operations	21.991	17.316	8.134	10.442	19.323	21.882
Distributions
Dividends from Net Investment Income	(1.041)	(2.026)	(2.484)	(1.432)	(.913)	(1.152)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.041)	(2.026)	(2.484)	(1.432)	(.913)	(1.152)
Net Asset Value, End of Period	$162.69	$141.74	$126.45	$120.80	$111.79	$93.38
Total Return	15.59%	13.81%	6.84%	9.41%	20.75%	30.47%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,604	$2,198	$1,926	$1,842	$1,298	$1,018
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.15%	1.53%	1.54%	1.31%	1.26%	1.44%
Portfolio Turnover Rate[2]	3%	6%	7%	6%	7%	6%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$73.36	$65.45	$62.53	$57.87	$48.34	$37.62
Investment Operations
Net Investment Income	. 459[1]	1.071[1]	.971	.805	.648	.579
Net Realized and Unrealized Gain (Loss)
on Investments	10.929	7.890	3.239	4.595	9.361	10.741
Total from Investment Operations	11.388	8.961	4.210	5.400	10.009	11.320
Distributions
Dividends from Net Investment Income	(.538)	(1.051)	(1.290)	(.740)	(.479)	(.600)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.538)	(1.051)	(1.290)	(.740)	(.479)	(.600)
Net Asset Value, End of Period	$84.21	$73.36	$65.45	$62.53	$57.87	$48.34
Total Return[2]	15.60%	13.81%	6.83%	9.43%	20.77%	30.45%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$261	$204	$169	$139	$83	$63
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.09%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.15%	1.53%	1.54%	1.32%	1.26%	1.44%
Portfolio Turnover Rate[3]	3%	6%	7%	6%	7%	6%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Notes to Financial Statements

Vanguard Consumer Discretionary Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and for the period ended February 28, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2018, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Consumer Discretionary Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2018, the fund had contributed to Vanguard capital in the amount of $154,000, representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted
on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of February 28, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,866,848	—	3
Temporary Cash Investments	29,304	—	—
Total	2,896,152	—	3

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2018, the fund realized $44,855,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2017, the fund had available capital losses totaling $48,045,000 to offset future net capital gains. Of this amount, $8,767,000 is subject to expiration dates; $7,274,000 may be used to offset future net capital gains through August 31, 2018, and $1,493,000 through August 31, 2019. Capital losses of $39,278,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

Consumer Discretionary Index Fund

At February 28, 2018, the cost of investment securities for tax purposes was $2,324,203,000. Net unrealized appreciation of investment securities for tax purposes was $571,952,000, consisting of unrealized gains of $732,629,000 on securities that had risen in value since their purchase and $160,677,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2018, the fund purchased $291,856,000 of investment securities and sold $173,460,000 of investment securities, other than temporary cash investments. Purchases and sales include $210,535,000 and $140,222,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2018		August 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	233,317	1,475	306,903	2,278
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(143,271)	(975)	(268,550)	(2,000)
Net Increase (Decrease)—ETF Shares	90,046	500	38,353	278
Admiral Shares
Issued	56,912	699	78,882	1,127
Issued in Lieu of Cash Distributions	1,327	17	2,502	36
Redeemed	(31,472)	(396)	(67,817)	(972)
Net Increase (Decrease)—Admiral Shares	26,767	320	13,567	191

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2018, that would require recognition or disclosure in these financial statements.

Consumer Staples Index Fund

Fund Profile
As of February 28, 2018

Share-Class Characteristics
		ETF	Admiral
	Shares		Shares
Ticker Symbol		VDC	VCSAX
Expense Ratio[1]	0.10%		0.10%
30-Day SEC Yield	2.61%		2.61%

Portfolio Characteristics
		MSCI
		US IMI/
		Consumer	MSCI
		Staples	US IMI/
	Fund	25/50	2500
Number of Stocks	100	99	2,469
Median Market Cap	$83.8B	$83.8B	$68.2B
Price/Earnings Ratio	21.7x	21.7x	21.9x
Price/Book Ratio	3.9x	3.9x	3.1x
Return on Equity	20.1%	20.1%	15.0%
Earnings Growth Rate	4.5%	4.4%	8.5%
Dividend Yield	2.6%	2.6%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	6%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Consumer	MSCI US
	Staples 25/50	IMI/2500
R-Squared	1.00	0.31
Beta	1.00	0.56

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)
Agricultural Products	2.9%
Brewers	0.9
Distillers & Vintners	2.9
Drug Retail	6.9
Food Distributors	2.5
Food Retail	2.1
Household Products	18.0
Hypermarkets & Super Centers	11.1
Packaged Foods & Meats	17.3
Personal Products	3.5
Soft Drinks	19.2
Tobacco	12.7

Sector categories are based on the Global Industry
Classification Standard (“GICS”), except for the “Other”
category (if applicable), which includes securities that have not been provided a GICS classification as of the effective
reporting period.

Ten Largest Holdings (% of total net assets)
Procter & Gamble Co.	Household Products	10.1%
Coca-Cola Co.	Soft Drinks	8.8
Philip Morris
International Inc.	Tobacco	8.0
PepsiCo Inc.	Soft Drinks	7.8
Walmart Inc.	Hypermarkets
	& Super Centers	6.6
Altria Group Inc.	Tobacco	4.5
Costco Wholesale Corp.	Hypermarkets
	& Super Centers	4.4
Mondelez International	Packaged Foods
Inc. Class A	& Meats	3.6
CVS Health Corp.	Drug Retail	3.6
Walgreens Boots
Alliance Inc.	Drug Retail	3.2
Top Ten		60.6%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2018, the annualized expense ratios were 0.10% for ETF Shares and 0.10% for Admiral Shares.

Consumer Staples Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2007–February 28, 2018

Consumer Staples Index Fund ETF Shares Net Asset Value
Spliced US IMI/Consumer Staples 25/50
For a benchmark description, see the Glossary.
Note: For 2018, performance data reflect the six months ended February 28, 2018.

Average Annual Total Returns: Periods Ended December 31, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		11.85%	13.32%	10.13%
Net Asset Value		11.81	13.30	10.11
Admiral Shares	1/30/2004	11.80	13.31	10.11

See Financial Highlights for dividend and capital gains information.

Consumer Staples Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Beverages (23.0%)
	Coca-Cola Co.	8,790,261	379,915
	PepsiCo Inc.	3,074,944	337,414
	Constellation Brands Inc.
	Class A	399,789	86,146
*	Monster Beverage Corp.	944,068	59,826
	Dr Pepper Snapple Group
	Inc.	450,422	52,362
	Brown-Forman Corp.
	Class B	556,198	38,817
	Molson Coors Brewing
	Co. Class B	442,604	33,748
*	Boston Beer Co. Inc.
	Class A	30,074	4,904
	Coca-Cola Bottling Co.
	Consolidated	21,919	4,090
	National Beverage Corp.	5,101	500
	MGP Ingredients Inc.	5,735	481
			998,203
Food & Staples Retailing (22.7%)
	Walmart Inc.	3,197,862	287,839
	Costco Wholesale Corp.	997,527	190,428
	CVS Health Corp.	2,297,991	155,643
	Walgreens Boots Alliance
	Inc.	2,017,928	139,015
	Sysco Corp.	1,242,311	74,104
	Kroger Co.	2,141,795	58,085
*	US Foods Holding Corp.	386,095	12,892
	Casey’s General Stores
	Inc.	104,930	11,785
*	Sprouts Farmers Market
	Inc.	410,794	10,582
*	United Natural Foods Inc.	158,107	6,746
	PriceSmart Inc.	65,064	5,124
*,^ Rite Aid Corp.		2,528,890	4,982
*	Performance Food
	Group Co.	147,595	4,524
	Andersons Inc.	120,352	4,218
*	Chefs’ Warehouse Inc.	163,250	3,681
	SpartanNash Co.	173,759	2,914
	Weis Markets Inc.	75,414	2,811
	Village Super Market Inc.
	Class A	93,636	2,219
	Ingles Markets Inc.
	Class A	62,971	2,028
	SUPERVALU Inc.	108,368	1,542
*	Smart & Final Stores Inc.	183,057	1,318
*	Natural Grocers by Vitamin
	Cottage Inc.	120,702	839
			983,319
Food Products (20.1%)
	Mondelez International Inc.
	Class A	3,566,101	156,552
	Kraft Heinz Co.	1,371,013	91,926
	General Mills Inc.	1,378,946	69,706
	Archer-Daniels-Midland Co.	1,388,196	57,638

			Market
			Value•
		Shares	($000)
	Tyson Foods Inc. Class A	718,123	53,414
	Kellogg Co.	624,091	41,315
	Conagra Brands Inc.	1,006,605	36,369
	Hershey Co.	356,805	35,060
	JM Smucker Co.	271,261	34,260
	McCormick & Co. Inc.	283,490	30,271
	Bunge Ltd.	352,332	26,576
	Ingredion Inc.	180,404	23,568
	Hormel Foods Corp.	707,153	22,954
	Campbell Soup Co.	456,582	19,656
	Lamb Weston Holdings Inc.	335,744	18,160
	Pinnacle Foods Inc.	295,806	15,962
	Snyder’s-Lance Inc.	262,994	13,118
*	Post Holdings Inc.	166,783	12,639
	Flowers Foods Inc.	509,434	10,566
*	Darling Ingredients Inc.	565,035	10,278
*	Hain Celestial Group Inc.	275,898	9,596
	Sanderson Farms Inc.	73,007	8,991
	Lancaster Colony Corp.	60,572	7,168
	J&J Snack Foods Corp.	50,976	6,848
*	Pilgrim’s Pride Corp.	244,230	6,155
	Calavo Growers Inc.	70,072	5,981
	B&G Foods Inc.	211,843	5,868
*	TreeHouse Foods Inc.	152,780	5,809
	Fresh Del Monte Produce
	Inc.	122,480	5,717
*	Blue Buffalo Pet Products
	Inc.	139,380	5,584
*	Freshpet Inc.	267,524	5,350
*	Cal-Maine Foods Inc.	105,339	4,487
^	Tootsie Roll Industries Inc.	110,997	3,707
*	Landec Corp.	217,255	2,824
	Dean Foods Co.	318,491	2,761
*	Farmer Brothers Co.	87,119	2,718
*	Seneca Foods Corp. Class A	87,613	2,549
	John B Sanfilippo & Son Inc.	5,768	333
*	Hostess Brands Inc. Class A	12,460	152
			872,586
Household Products (18.0%)
	Procter & Gamble Co.	5,590,569	438,972
	Colgate-Palmolive Co.	1,946,850	134,274
	Kimberly-Clark Corp.	833,089	92,406
	Clorox Co.	304,428	39,296
	Church & Dwight Co. Inc.	633,433	31,159
	Energizer Holdings Inc.	197,950	10,784
	Spectrum Brands Holdings
	Inc.	81,346	8,030
*	Central Garden & Pet Co.
	Class A	189,704	6,875
	WD-40 Co.	52,802	6,584
*	HRG Group Inc.	347,780	5,491
*	Central Garden & Pet Co.	130,037	5,023
			778,894
Personal Products (3.5%)
	Estee Lauder Cos. Inc.
	Class A	529,797	73,345
	Coty Inc. Class A	1,182,170	22,840

		Market
		Value•
	Shares	($000)
*,^ Herbalife Ltd.	166,137	15,301
Nu Skin Enterprises Inc.
Class A	181,198	12,756
* Edgewell Personal Care Co.	164,344	8,242
Medifast Inc.	84,480	5,389
Inter Parfums Inc.	111,916	4,745
* USANA Health Sciences
Inc.	56,352	4,305
* Avon Products Inc.	1,547,142	4,069
*,^ Revlon Inc. Class A	102,214	2,014
*,1 Herbalife Ltd. CVR	28,862	280
Natural Health Trends Corp.	9,591	167
*,^ elf Beauty Inc.	7,312	135
		153,588
Tobacco (12.7%)
Philip Morris
International Inc.	3,352,994	347,203
Altria Group Inc.	3,103,717	195,379
Vector Group Ltd.	316,701	6,347
Universal Corp.	83,530	4,105
		553,034
Total Common Stocks
(Cost $4,084,836)		4,339,624
Temporary Cash Investment (0.2%)
Money Market Fund (0.2%)
[2,3] Vanguard Market Liquidity
Fund, 1.601%	57,596	5,759
Total Temporary Cash Investments
(Cost $5,759)		5,759
Total Investments (100.2%)
(Cost $4,090,595)		4,345,383

		Amount
		($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Investment in Vanguard		248
Receivables for Investment
Securities Sold		7,790
Receivables for Accrued Income		3,964
Receivables for Capital Shares Issued		419
Other Assets [3]		2
Total Other Assets		12,423
Liabilities
Payables for Investment
Securities Purchased		(3,767)
Collateral for Securities on Loan		(5,761)
Payables for Capital Shares Redeemed		(3,145)
Payables to Vanguard		(1,507)
Other Liabilities		(5,259)
Total Liabilities		(19,439)
Net Assets (100%)		4,338,367

Consumer Staples Index Fund

At February 28, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	4,117,407
Undistributed Net Investment Income	9,993
Accumulated Net Realized Losses	(43,821)
Unrealized Appreciation (Depreciation)	254,788
Net Assets	4,338,367

ETF Shares—Net Assets
Applicable to 26,921,028 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,702,640
Net Asset Value Per Share—
ETF Shares $137.54

Admiral Shares—Net Assets
Applicable to 9,374,641 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	635,727
Net Asset Value Per Share—
Admiral Shares	$67.81

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $4,968,000.
1 Security value determined using significant unobservable inputs.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
3 Includes $5,761,000 of collateral received for securities on loan, of which $5,759,000 is held in Vanguard Market Liquidity Fund and $2,000 is held in cash.
CVR—Contingent Value Rights.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Statement of Operations

Six Months Ended
February 28, 2018
($000)
Investment Income
Income
Dividends	53,478
Interest[1]	6
Securities Lending—Net	279
Total Income	53,763
Expenses
The Vanguard Group—Note B
Investment Advisory Services	574
Management and Administrative—
ETF Shares	1,087
Management and Administrative—
Admiral Shares	198
Marketing and Distribution—
ETF Shares	99
Marketing and Distribution—
Admiral Shares	27
Custodian Fees	57
Shareholders’ Reports and Proxy—
ETF Shares	179
Shareholders’ Reports and Proxy—
Admiral Shares	25
Trustees’ Fees and Expenses	2
Total Expenses	2,248
Net Investment Income	51,515
Realized Net Gain (Loss) on
Investment Securities Sold[1]	95,438
Change in Unrealized Appreciation
(Depreciation) of Investment Securities[1] (175,901)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(28,948)

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $6,000, ($2,000), and ($3,000), respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	51,515	111,902
Realized Net Gain (Loss)	95,438	215,369
Change in Unrealized Appreciation (Depreciation)	(175,901)	(219,839)
Net Increase (Decrease) in Net Assets Resulting from Operations	(28,948)	107,432
Distributions
Net Investment Income
ETF Shares	(48,746)	(94,086)
Admiral Shares	(9,040)	(19,195)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(57,786)	(113,281)
Capital Share Transactions
ETF Shares	(2,322)	267,194
Admiral Shares	(94,780)	15,212
Net Increase (Decrease) from Capital Share Transactions	(97,102)	282,406
Total Increase (Decrease)	(183,836)	276,557
Net Assets
Beginning of Period	4,522,203	4,245,646
End of Period[1]	4,338,367	4,522,203
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $9,993,000 and $16,264,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$140.15	$139.97	$123.72	$117.12	$101.97	$90.12
Investment Operations
Net Investment Income	1.614[1]	3.651[1]	3.189	2.903	2.602	2.606
Net Realized and Unrealized Gain (Loss)
on Investments	(2.417)	0.212	17.752	6.114	14.976	11.835
Total from Investment Operations	(.803)	3.863	20.941	9.017	17.578	14.441
Distributions
Dividends from Net Investment Income	(1.807)	(3.683)	(4.691)	(2.417)	(2.428)	(2.591)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.807)	(3.683)	(4.691)	(2.417)	(2.428)	(2.591)
Net Asset Value, End of Period	$137.54	$140.15	$139.97	$123.72	$117.12	$101.97
Total Return	-0.61%	2.83%	17.36%	7.67%	17.42%	16.43%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,703	$3,780	$3,518	$2,393	$1,936	$1,481
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.29%	2.63%	2.50%	2.53%	2.52%	2.80%
Portfolio Turnover Rate[2]	6%	5%	6%	6%	5%	10%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$69.10	$69.02	$61.01	$57.74	$50.28	$44.44
Investment Operations
Net Investment Income	. 801[1]	1.797[1]	1.575	1.431	1.281	1.287
Net Realized and Unrealized Gain (Loss)
on Investments	(1.201)	0.101	8.752	3.025	7.379	5.832
Total from Investment Operations	(.400)	1.898	10.327	4.456	8.660	7.119
Distributions
Dividends from Net Investment Income	(.890)	(1.818)	(2.317)	(1.186)	(1.200)	(1.279)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.890)	(1.818)	(2.317)	(1.186)	(1.200)	(1.279)
Net Asset Value, End of Period	$67.81	$69.10	$69.02	$61.01	$57.74	$50.28
Total Return[2]	-0.62%	2.81%	17.37%	7.73%	17.41%	16.44%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$636	$742	$728	$319	$218	$175
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.29%	2.63%	2.50%	2.53%	2.52%	2.80%
Portfolio Turnover Rate[3]	6%	5%	6%	6%	5%	10%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Notes to Financial Statements

Vanguard Consumer Staples Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and for the period ended February 28, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2018, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income

Consumer Staples Index Fund

over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2018, the fund had contributed to Vanguard capital in the amount of $248,000, representing 0.01% of the fund’s net assets and 0.10% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted
on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of February 28, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	4,339,344	—	280
Temporary Cash Investments	5,759	—	—
Total	4,345,103	—	280

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2018, the fund realized $116,501,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2017, the fund had available capital losses totaling $22,758,000 to offset future net capital gains. Of this amount, $5,537,000 is subject to expiration on August 31, 2018.

Consumer Staples Index Fund

Capital losses of $17,221,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2018, the cost of investment securities for tax purposes was $4,090,595,000. Net unrealized appreciation of investment securities for tax purposes was $254,788,000, consisting of unrealized gains of $401,204,000 on securities that had risen in value since their purchase and $146,416,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2018, the fund purchased $386,732,000 of investment securities and sold $490,346,000 of investment securities, other than temporary cash investments. Purchases and sales include $253,934,000 and $352,760,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2018		August 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	350,523	2,451	867,405	6,164
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(352,845)	(2,500)	(600,211)	(4,325)
Net Increase (Decrease)—ETF Shares	(2,322)	(49)	267,194	1,839
Admiral Shares
Issued	92,892	1,328	311,051	4,565
Issued in Lieu of Cash Distributions	7,743	110	16,884	248
Redeemed	(195,415)	(2,806)	(312,723)	(4,619)
Net Increase (Decrease)—Admiral Shares	(94,780)	(1,368)	15,212	194

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2018, that would require recognition or disclosure in these financial statements.

Energy Index Fund

Fund Profile
As of February 28, 2018
Share-Class Characteristics
	ETF	Admiral
	Shares	Shares
Ticker Symbol	VDE	VENAX
Expense Ratio[1]	0.10%	0.10%
30-Day SEC Yield	2.74%	2.74%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Energy	US IMI/
	Fund	25/50	2500
Number of Stocks	142	140	2,469
Median Market Cap	$58.7B	$58.7B	$68.2B
Price/Earnings Ratio	16.5x	16.8x	21.9x
Price/Book Ratio	1.7x	1.7x	3.1x
Return on Equity	7.3%	7.3%	15.0%
Earnings Growth Rate	-19.0%	-18.8%	8.5%
Dividend Yield	2.7%	2.7%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	4%	—	—
Short-Term Reserves	0.3%	—	—

Volatility Measures
	MSCI US
	IMI/Energy	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.37
Beta	0.99	1.20

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)
Coal & Consumable Fuels	0.4%
Integrated Oil & Gas	39.8
Oil & Gas Drilling	1.6
Oil & Gas Equipment & Services	13.6
Oil & Gas Exploration & Production	27.8
Oil & Gas Refining & Marketing	9.6
Oil & Gas Storage & Transportation	7.2

Sector categories are based on the Global Industry
Classification Standard (“GICS”), except for the “Other”
category (if applicable), which includes securities that have not been provided a GICS classification as of the effective
reporting period.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil & Gas	21.9%
Chevron Corp.	Integrated Oil & Gas	14.5
Schlumberger Ltd.	Oil & Gas Equipment
	& Services	6.2
ConocoPhillips	Oil & Gas Exploration
	& Production	4.6
EOG Resources	Oil & Gas Exploration
Inc.	& Production	4.0
Occidental
Petroleum Corp.	Integrated Oil & Gas	3.4
Halliburton Co.	Oil & Gas Equipment
	& Services	2.8
Valero Energy	Oil & Gas Refining
Corp.	& Marketing	2.7
Phillips 66	Oil & Gas Refining
	& Marketing	2.7
Kinder Morgan Inc.	Oil & Gas Storage
	& Transportation	2.2
Top Ten		65.0%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2018, the annualized expense ratios were 0.10% for ETF Shares and 0.10% for Admiral Shares.

Energy Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2007–February 28, 2018

Energy Index Fund ETF Shares Net Asset Value
Spliced US IMI/Energy 25/50
For a benchmark description, see the Glossary.
Note: For 2018, performance data reflect the six months ended February 28, 2018.

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	9/23/2004
Market Price		-2.35%	1.84%	0.68%
Net Asset Value		-2.40	1.83	0.67
Admiral Shares	10/7/2004	-2.39	1.84	0.67

See Financial Highlights for dividend and capital gains information.

Energy Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.3%)[1]
Energy Equipment & Services (15.2%)
	Oil & Gas Drilling (1.6%)
	Helmerich & Payne Inc.	326,496	21,075
	Patterson-UTI Energy Inc.	668,749	12,084
^,*	Transocean Ltd.	1,323,314	12,056
	Nabors Industries Ltd.	954,895	6,178
	Ensco plc Class A	1,310,800	5,820
*	Rowan Cos. plc Class A	360,570	4,385
*	Unit Corp.	158,988	3,046
^,*	Diamond Offshore Drilling
	Inc.	206,280	2,991
*	Noble Corp. plc	736,527	2,858
*	Parker Drilling Co.	417,884	376

	Oil & Gas Equipment & Services (13.6%)
	Schlumberger Ltd.	4,164,414	273,352
	Halliburton Co.	2,623,060	121,762
	National Oilwell Varco Inc.	1,142,455	40,089
	TechnipFMC plc	1,334,334	38,455
	Baker Hughes a GE Co.	1,222,837	32,283
^	Core Laboratories NV	132,716	13,664
^,*	Weatherford International
	plc	2,983,950	7,848
	US Silica Holdings Inc.	244,203	6,322
*	McDermott International
	Inc.	853,844	6,233
	Oceaneering International
	Inc.	295,463	5,431
*	Dril-Quip Inc.	113,821	5,128
*	C&J Energy Services Inc.	190,134	4,563
*	Oil States International Inc.	163,699	4,027
*	Superior Energy Services
	Inc.	460,278	3,935
^	RPC Inc.	195,347	3,837
*	Exterran Corp.	107,615	2,784
*	Helix Energy Solutions
	Group Inc.	453,748	2,704
*	Forum Energy
	Technologies Inc.	227,509	2,571
*	ProPetro Holding Corp.	149,816	2,417
*	Newpark Resources Inc.	265,573	2,191
*	SEACOR Holdings Inc.	51,012	2,117
*	Fairmount Santrol Holdings
	Inc.	471,647	2,113
*	Keane Group Inc.	134,529	2,092
	Archrock Inc.	192,172	1,826
	Bristow Group Inc.	101,011	1,491
*	TETRA Technologies Inc.	402,505	1,461
*	Basic Energy Services Inc.	71,270	1,153
*	Matrix Service Co.	80,419	1,150
	Frank’s International NV	167,755	877
*	SEACOR Marine Holdings
	Inc.	49,968	845
*	Mammoth Energy Services
	Inc.	26,768	701
*	RigNet Inc.	46,516	623
^,*	Smart Sand Inc.	66,822	496

			Market
			Value•
		Shares	($000)
*	NCS Multistage Holdings
	Inc.	33,023	483
^,*	CARBO Ceramics Inc.	65,299	444
*	PHI Inc.	43,521	429
*	Key Energy Services Inc.	24,207	325
^,*	Hornbeck Offshore Services
	Inc.	100,269	324
			669,415
Oil, Gas & Consumable Fuels (85.1%)
	Coal & Consumable Fuels (0.5%)
	Peabody Energy Corp.	282,737	11,510
	Arch Coal Inc. Class A	59,210	5,667
*	CONSOL Energy Inc.	67,461	2,138

	Integrated Oil & Gas (39.9%)
	Exxon Mobil Corp.	12,737,746	964,757
	Chevron Corp.	5,709,966	639,060
	Occidental Petroleum
	Corp.	2,300,493	150,912

	Oil & Gas Exploration & Production (27.8%)
	ConocoPhillips	3,730,275	202,591
	EOG Resources Inc.	1,738,268	176,295
	Anadarko Petroleum Corp.	1,644,901	93,825
	Pioneer Natural Resources
	Co.	511,561	87,083
*	Concho Resources Inc.	447,017	67,410
	Devon Energy Corp.	1,499,390	45,986
	Noble Energy Inc.	1,389,747	41,456
	Apache Corp.	1,145,230	39,110
	Hess Corp.	859,750	39,050
	EQT Corp.	759,766	38,224
	Marathon Oil Corp.	2,554,363	37,089
	Cabot Oil & Gas Corp.	1,412,465	34,125
*	Diamondback Energy Inc.	265,610	33,106
	Cimarex Energy Co.	286,384	27,519
*	Parsley Energy Inc.
	Class A	676,289	17,097
*	WPX Energy Inc.	1,197,009	16,914
*	Energen Corp.	292,217	15,987
*	Newfield Exploration Co.	600,131	14,001
*	RSP Permian Inc.	357,609	13,700
*	Continental Resources Inc.	282,005	13,398
	Murphy Oil Corp.	492,889	12,495
*	Antero Resources Corp.	664,218	12,494
	Range Resources Corp.	746,012	9,915
	CNX Resources Corp.	553,337	8,892
*	PDC Energy Inc.	168,340	8,843
*	Matador Resources Co.	293,443	8,469
^,*	Chesapeake Energy Corp.	2,732,052	7,704
^,*	Centennial Resource
	Development Inc. Class A	391,185	7,464
*	Whiting Petroleum Corp.	272,681	7,420
*	Callon Petroleum Co.	606,835	6,414
*	Oasis Petroleum Inc.	809,688	6,380
*	SRC Energy Inc.	709,167	6,290
*	QEP Resources Inc.	724,383	6,244
	SM Energy Co.	302,039	5,539

			Market
			Value•
		Shares	($000)
*	Southwestern Energy Co.	1,540,395	5,499
*	Gulfport Energy Corp.	495,564	4,807
*	Laredo Petroleum Inc.	473,947	3,976
*	Kosmos Energy Ltd.	702,383	3,786
*	Extraction Oil & Gas Inc.	310,403	3,750
*	Carrizo Oil & Gas Inc.	244,912	3,441
*	Gran Tierra Energy Inc.	1,208,459	3,021
*	Denbury Resources Inc.	1,209,184	2,648
*	Ring Energy Inc.	169,972	2,307
*	Halcon Resources Corp.	379,083	2,293
*	Ultra Petroleum Corp.	590,369	2,178
*	Jagged Peak Energy Inc.	160,086	1,969
*	Stone Energy Corp.	60,135	1,820
^,*	Resolute Energy Corp.	54,077	1,758
*	Tellurian Inc.	191,850	1,675
^,*	California Resources Corp.	116,004	1,637
*	Bonanza Creek Energy Inc.	52,275	1,465
*	Penn Virginia Corp.	38,343	1,430
*	SandRidge Energy Inc.	96,509	1,357
*	Bill Barrett Corp.	292,528	1,325
^,*	WildHorse Resource
	Development Corp.	76,061	1,292
^,*	Sanchez Energy Corp.	222,175	651
*	Midstates Petroleum Co.
	Inc.	37,818	510
*	Eclipse Resources Corp.	276,644	445
^,*	Jones Energy Inc. Class A	128,430	118
*	Cobalt International Energy
	Inc.	2	—

	Oil & Gas Refining & Marketing (9.6%)
	Valero Energy Corp.	1,315,467	118,945
	Phillips 66	1,307,053	118,118
	Marathon Petroleum Corp.	1,468,280	94,058
	Andeavor	445,514	39,927
	HollyFrontier Corp.	506,285	21,684
	PBF Energy Inc. Class A	330,806	9,696
	Delek US Holdings Inc.	240,046	8,190
	World Fuel Services Corp.	208,623	4,767
	Green Plains Inc.	118,644	2,171
	CVR Energy Inc.	52,217	1,547
*	REX American Resources
	Corp.	17,377	1,403
*	Par Pacific Holdings Inc.	73,121	1,245
*	Renewable Energy Group
	Inc.	105,075	1,166
*	Clean Energy Fuels Corp.	386,240	537

	Oil & Gas Storage & Transportation (7.3%)
	Kinder Morgan Inc.	6,042,260	97,885
	Williams Cos. Inc.	2,485,387	68,994
	ONEOK Inc.	1,152,697	64,932
*	Cheniere Energy Inc.	607,318	31,896
	Targa Resources Corp.	648,255	28,945
	Plains GP Holdings LP
	Class A	442,229	9,198
	SemGroup Corp. Class A	201,083	4,464
	Antero Midstream GP LP	223,901	4,142

Energy Index Fund

		Market
		Value•
	Shares	($000)
Tallgrass Energy GP LP
Class A	159,583	3,216
EnLink Midstream LLC	190,051	2,794
^,* Enbridge Energy
Management LLC	222,401	2,620
* International Seaways Inc.	43,721	711
* Gener8 Maritime Inc.	124,754	692
* Dorian LPG Ltd.	2	—
		3,741,674
Total Common Stocks
(Cost $5,208,880)		4,411,089
Temporary Cash Investment (0.6%)[1]
Money Market Fund (0.6%)
[2,3] Vanguard Market Liquidity
Fund, 1.601%
(Cost $26,006)	260,066	26,004
Total Investments (100.9%)
(Cost $5,234,886)		4,437,093

		Amount
		($000)
Other Assets and Liabilities (-0.9%)
Other Assets
Investment in Vanguard		261
Receivables for Investment
Securities Sold		50,586
Receivables for Accrued Income		22,987
Receivables for Capital Shares Issued		607
Other Assets [3]		6
Total Other Assets		74,447
Liabilities
Payables for Investment
Securities Purchased		(60,332)
Collateral for Securities on Loan		(26,007)
Payables for Capital Shares Redeemed		(1,354)
Payables to Vanguard		(2,275)
Other Liabilities		(22,298)
Total Liabilities		(112,266)
Net Assets (100%) 4,399,274

At February 28, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	5,861,525
Undistributed Net Investment Income	23,258
Accumulated Net Realized Losses	(687,723)
Unrealized Appreciation (Depreciation)
Investment Securities	(797,793)
Futures Contracts	7
Net Assets	4,399,274

ETF Shares—Net Assets
Applicable to 42,400,915 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,865,766
Net Asset Value Per Share—
ETF Shares	$91.17

Admiral Shares—Net Assets
Applicable to 11,713,744 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	533,508
Net Asset Value Per Share—
Admiral Shares	$45.55

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $23,446,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and
temporary cash investment positions represent 100.6% and
0.3%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
3 Includes $26,007,000 of collateral received for securities on loan, of which $26,004,000 is held in Vanguard Market Liquidity Fund and $3,000 is held in cash.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Short Futures Contracts
E-mini S&P 500 Index	March 2018	(85)	(11,536)	7

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Statement of Operations

Six Months Ended
February 28, 2018
($000)
Investment Income
Income
Dividends	62,346
Interest[1]	10
Securities Lending—Net	343
Total Income	62,699
Expenses
The Vanguard Group—Note B
Investment Advisory Services	618
Management and Administrative—
ETF Shares	1,051
Management and Administrative—
Admiral Shares	153
Marketing and Distribution—
ETF Shares	110
Marketing and Distribution—
Admiral Shares	22
Custodian Fees	64
Shareholders’ Reports and Proxy—
ETF Shares	243
Shareholders’ Reports and Proxy—
Admiral Shares	12
Trustees’ Fees and Expenses	2
Total Expenses	2,275
Net Investment Income	60,424
Realized Net Gain (Loss) on
Investment Securities Sold[1]	5,982
Change in Unrealized Appreciation
(Depreciation)
Investment Securities[1]	268,349
Futures Contracts	7
Change in Unrealized Appreciation
(Depreciation)	268,356
Net Increase (Decrease) in Net Assets
Resulting from Operations	334,762

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $10,000, ($2,000), and ($8,000), respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	60,424	143,753
Realized Net Gain (Loss)	5,982	(157,249)
Change in Unrealized Appreciation (Depreciation)	268,356	(353,929)
Net Increase (Decrease) in Net Assets Resulting from Operations	334,762	(367,425)
Distributions
Net Investment Income
ETF Shares	(71,947)	(100,189)
Admiral Shares	(10,346)	(22,040)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(82,293)	(122,229)
Capital Share Transactions
ETF Shares	(8,145)	126,143
Admiral Shares	(23,184)	(296,186)
Net Increase (Decrease) from Capital Share Transactions	(31,329)	(170,043)
Total Increase (Decrease)	221,140	(659,697)
Net Assets
Beginning of Period	4,178,134	4,837,831
End of Period[1]	4,399,274	4,178,134
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $23,258,000 and $45,127,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$85.71	$95.06	$93.86	$142.26	$116.47	$103.35
Investment Operations
Net Investment Income	1.255[1]	2.819[1,2]	2.470	2.953[1]	2.329	2.215
Net Realized and Unrealized Gain (Loss)
on Investments	5.903	(9.801)	2.587	(49.144)	25.655	12.899
Total from Investment Operations	7.158	(6.982)	5.057	(46.191)	27.984	15.114
Distributions
Dividends from Net Investment Income	(1.698)	(2.368)	(3.857)	(2.209)	(2.194)	(1.994)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.698)	(2.368)	(3.857)	(2.209)	(2.194)	(1.994)
Net Asset Value, End of Period	$91.17	$85.71	$95.06	$93.86	$142.26	$116.47
Total Return	8.31%	-7.55%	5.82%	-32.70%	24.31%	14.85%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,866	$3,656	$3,944	$3,736	$3,467	$2,255
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.65%	2.93%[2]	2.86%	2.65%	1.98%	2.02%
Portfolio Turnover Rate[3]	4%	11%	15%	4%	4%	9%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.453 and 0.47%, respectively, from income received as a result of General Electric Co. and Baker Hughes Inc. merger in July 2017.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period $42.82		$47.49	$46.89	$71.06	$58.18	$51.63
Investment Operations
Net Investment Income	. 621[1]	1.375[1,2]	1.234	1.495[1]	1.164	1.108
Net Realized and Unrealized Gain (Loss)
on Investments	2.956	(4.863)	1.293	(24.561)	12.815	6.439
Total from Investment Operations	3.577	(3.488)	2.527	(23.066)	13.979	7.547
Distributions
Dividends from Net Investment Income	(.847)	(1.182)	(1.927)	(1.104)	(1.099)	(.997)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.847)	(1.182)	(1.927)	(1.104)	(1.099)	(.997)
Net Asset Value, End of Period	$45.55	$42.82	$47.49	$46.89	$71.06	$58.18
Total Return [3]	8.31%	-7.56%	5.83%	-32.66%	24.32%	14.86%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$534	$523	$894	$733	$575	$460
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.65%	2.93%[2]	2.86%	2.65%	1.98%	2.02%
Portfolio Turnover Rate[4]	4%	11%	15%	4%	4%	9%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.228 and 0.47%, respectively, from income received as a result of General Electric Co. and Baker Hughes Inc. merger in July 2017.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Notes to Financial Statements

Vanguard Energy Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2018, the fund’s average investments in long and short futures contracts represented 0% and less than 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and for the period ended February 28, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income

Energy Index Fund

represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2018, the fund had contributed to Vanguard capital in the amount of $261,000, representing 0.01% of the fund’s net assets and 0.10% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted
on the Statement of Net Assets.

At February 28, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Energy Index Fund

During the six months ended February 28, 2018, the fund realized $57,123,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2017, the fund had available capital losses totaling $636,582,000 to offset future net capital gains. Of this amount, $68,284,000 is subject to expiration dates; $37,585,000 may be used to offset future net capital gains through August 31, 2018, and $30,699,000 through August 31, 2019. Capital losses of $568,298,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2018, the cost of investment securities for tax purposes was $5,234,886,000. Net unrealized depreciation of investment securities for tax purposes was $797,793,000, consisting of unrealized gains of $195,845,000 on securities that had risen in value since their purchase and $993,638,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2018, the fund purchased $429,151,000 of investment securities and sold $472,016,000 of investment securities, other than temporary cash investments. Purchases and sales include $274,533,000 and $375,364,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2018		August 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	370,030	3,753	541,520	5,586
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(378,175)	(4,000)	(415,377)	(4,425)
Net Increase (Decrease)—ETF Shares	(8,145)	(247)	126,143	1,161
Admiral Shares
Issued	90,694	1,883	230,026	4,766
Issued in Lieu of Cash Distributions	8,904	191	19,744	417
Redeemed	(122,782)	(2,565)	(545,956)	(11,807)
Net Increase (Decrease)—Admiral Shares	(23,184)	(491)	(296,186)	(6,624)

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2018, that would require recognition or disclosure in these financial statements.

Financials Index Fund

Fund Profile
As of February 28, 2018

Share-Class Characteristics
		ETF	Admiral
	Shares		Shares
Ticker Symbol		VFH	VFAIX
Expense Ratio[1]	0.10%		0.10%
30-Day SEC Yield	1.74%		1.74%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Financials	US IMI/
	Fund	25/50	2500
Number of Stocks	405	401	2,469
Median Market Cap	$57.8B	$57.8B	$68.2B
Price/Earnings Ratio	16.7x	16.7x	21.9x
Price/Book Ratio	1.6x	1.6x	3.1x
Return on Equity	9.4%	9.4%	15.0%
Earnings Growth Rate	11.5%	11.5%	8.5%
Dividend Yield	1.7%	1.7%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	2%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Financials		MSCI US
		25/50	IMI/2500
R-Squared		1.00	0.64
Beta		1.00	1.13

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)
Asset Management & Custody Banks	7.6%
Consumer Finance	5.2
Diversified Banks	30.9
Financial Exchanges & Data	5.5
Insurance Brokers	2.8
Investment Banking & Brokerage	7.4
Life & Health Insurance	4.9
Mortgage REITs	1.4
Multi-line Insurance	2.5
Multi-Sector Holdings	6.6
Other Diversified Financial Services	0.2
Property & Casualty Insurance	7.1
Regional Banks	15.6
Reinsurance	1.1
Thrifts & Mortgage Finance	1.2

Sector categories are based on the Global Industry
Classification Standard (“GICS”), except for the “Other”
category (if applicable), which includes securities that have not been provided a GICS classification as of the effective
reporting period.

Ten Largest Holdings (% of total net assets)
JPMorgan Chase
& Co.	Diversified Banks	9.7%
Bank of America
Corp.	Diversified Banks	7.7
Wells Fargo & Co.	Diversified Banks	6.6
Berkshire
Hathaway Inc.	Multi-Sector Holdings	6.3
Citigroup Inc.	Diversified Banks	4.8
Goldman Sachs	Investment Banking
Group Inc.	& Brokerage	2.3
US Bancorp	Diversified Banks	2.2
Morgan Stanley	Investment Banking
	& Brokerage	1.8
PNC Financial
Services Group Inc.	Regional Banks	1.8
American
Express Co.	Consumer Finance	1.7
Top Ten		44.9%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2018, the annualized expense ratios were 0.10% for ETF Shares and 0.10% for Admiral Shares.

Financials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2007–February 28, 2018

Financials Index Fund ETF Shares Net Asset Value
Spliced US IMI/Financials 25/50
For a benchmark description, see the Glossary.
Note: For 2018, performance data reflect the six months ended February 28, 2018.

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		20.04%	17.67%	5.08%
Net Asset Value		20.07	17.70	5.06
Admiral Shares	2/4/2004	20.06	17.69	5.05

See Financial Highlights for dividend and capital gains information.

Financials Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)
Banks (46.5%)
	JPMorgan Chase & Co.	7,424,366	857,514
	Bank of America Corp.	21,203,048	680,618
	Wells Fargo & Co.	10,009,864	584,676
	Citigroup Inc.	5,657,594	427,092
	US Bancorp	3,550,829	193,023
	PNC Financial Services
	Group Inc.	1,018,076	160,510
	BB&T Corp.	1,688,076	91,747
	SunTrust Banks Inc.	1,018,712	71,147
	M&T Bank Corp.	289,857	55,026
	Fifth Third Bancorp	1,509,793	49,899
	KeyCorp	2,301,118	48,623
	Regions Financial Corp.	2,482,139	48,178
	Citizens Financial Group
	Inc.	1,052,779	45,785
	Huntington Bancshares
	Inc.	2,312,407	36,305
	Comerica Inc.	372,164	36,182
	First Republic Bank	337,556	31,325
*	SVB Financial Group	112,859	28,100
	Zions Bancorporation	427,426	23,496
	East West Bancorp Inc.	309,313	20,275
*	Signature Bank	117,638	17,197
	CIT Group Inc.	280,866	14,900
	PacWest Bancorp	275,917	14,386
	People’s United Financial
	Inc.	740,779	14,178
	Cullen/Frost Bankers Inc.	128,412	13,354
	Bank of the Ozarks	260,628	13,003
	Synovus Financial Corp.	255,746	12,608
*	Western Alliance Bancorp	214,460	12,537
	First Horizon National Corp.	626,345	11,932
	Commerce Bancshares Inc.	205,466	11,870
	Webster Financial Corp.	197,056	10,755
	Sterling Bancorp	456,614	10,616
	Prosperity Bancshares Inc.	141,274	10,596
	Pinnacle Financial Partners
	Inc.	157,995	10,199
	Wintrust Financial Corp.	119,683	10,114
	Umpqua Holdings Corp.	471,302	10,043
	FNB Corp.	691,830	9,699
*	Texas Capital Bancshares
	Inc.	106,214	9,580
	Hancock Holding Co.	182,292	9,424
	IBERIABANK Corp.	115,288	9,315
	BankUnited Inc.	228,589	9,194
	Popular Inc.	218,395	9,175
	Associated Banc-Corp	364,959	9,014
	Chemical Financial Corp.	152,309	8,406
	Valley National Bancorp	669,227	8,345
	TCF Financial Corp.	349,532	7,795
	Home BancShares Inc.	334,445	7,689
	United Bankshares Inc.	213,466	7,578
	Investors Bancorp Inc.	556,714	7,516
	Bank of Hawaii Corp.	90,868	7,452

			Market
			Value•
		Shares	($000)
	MB Financial Inc.	170,558	6,995
	South State Corp.	78,569	6,812
	Fulton Financial Corp.	374,710	6,782
	Cathay General Bancorp	164,335	6,748
	UMB Financial Corp.	90,698	6,621
	Columbia Banking System
	Inc.	156,131	6,523
	Glacier Bancorp Inc.	166,959	6,495
	First Citizens BancShares
	Inc. Class A	15,308	6,232
	Community Bank System
	Inc.	108,291	5,773
	BancorpSouth Bank	173,863	5,477
	First Midwest Bancorp Inc.	219,879	5,325
	First Financial Bankshares
	Inc.	113,406	5,217
	CVB Financial Corp.	224,046	5,153
	Great Western Bancorp
	Inc.	125,968	5,151
	Hope Bancorp Inc.	275,514	4,976
	Old National Bancorp	289,946	4,929
	United Community Banks
	Inc.	157,792	4,877
*	FCB Financial Holdings Inc.
	Class A	89,210	4,786
	Union Bankshares Corp.	126,023	4,711
	International Bancshares
	Corp.	120,240	4,647
	Trustmark Corp.	144,962	4,529
	Simmons First National
	Corp. Class A	157,411	4,478
	Renasant Corp.	105,547	4,408
	First Merchants Corp.	105,156	4,346
*	Eagle Bancorp Inc.	69,484	4,242
	Ameris Bancorp	79,684	4,235
	Independent Bank Corp.	58,728	4,076
	Hilltop Holdings Inc.	164,363	3,996
	BOK Financial Corp.	42,022	3,969
	Towne Bank	138,638	3,958
	CenterState Bank Corp.	145,236	3,956
	WesBanco Inc.	94,196	3,882
	LegacyTexas Financial
	Group Inc.	92,545	3,877
	ServisFirst Bancshares Inc.	96,379	3,871
*	Pacific Premier Bancorp Inc.	89,037	3,744
	Banner Corp.	66,554	3,679
	First Financial Bancorp	132,830	3,613
	Berkshire Hills Bancorp Inc.	92,004	3,381
	First Hawaiian Inc.	119,472	3,320
	NBT Bancorp Inc.	93,170	3,242
	Westamerica
	Bancorporation	56,391	3,231
	Park National Corp.	29,335	2,963
	S&T Bancorp Inc.	74,860	2,954
	First Commonwealth
	Financial Corp.	209,124	2,921
	Heartland Financial USA
	Inc.	54,474	2,906

			Market
			Value•
		Shares	($000)
	Sandy Spring Bancorp Inc.	72,181	2,798
	Boston Private Financial
	Holdings Inc.	180,336	2,633
	First Busey Corp.	88,458	2,623
	Brookline Bancorp Inc.	164,463	2,607
*	First BanCorp (New York
	Shares)	416,450	2,511
	Lakeland Financial Corp.	51,431	2,330
	Independent Bank Group
	Inc.	33,046	2,320
	Enterprise Financial Services
	Corp.	49,342	2,312
	State Bank Financial Corp.	79,659	2,305
	First Interstate BancSystem
	Inc. Class A	57,223	2,260
	City Holding Co.	33,500	2,257
	Tompkins Financial Corp.	29,239	2,244
	Heritage Financial Corp.	72,874	2,168
	Hanmi Financial Corp.	68,972	2,107
*	Seacoast Banking Corp. of
	Florida	78,860	2,068
	MainSource Financial Group
	Inc.	54,637	2,064
	BancFirst Corp.	37,338	1,988
	First Bancorp	57,394	1,988
	Southside Bancshares Inc.	59,506	1,987
	1st Source Corp.	38,613	1,904
	National Bank Holdings Corp.
	Class A	57,808	1,884
	ConnectOne Bancorp Inc.	64,674	1,863
*	Customers Bancorp Inc.	62,841	1,844
	Lakeland Bancorp Inc.	95,968	1,833
	Banc of California Inc.	90,634	1,808
	Central Pacific Financial Corp.	64,261	1,791
	Preferred Bank	28,675	1,787
	Bryn Mawr Bank Corp.	40,817	1,778
	Washington Trust Bancorp
	Inc.	33,130	1,718
	Univest Corp. of
	Pennsylvania	62,346	1,708
	TriCo Bancshares	44,263	1,653
	Carolina Financial Corp.	42,513	1,650
	Stock Yards Bancorp Inc.	45,795	1,607
	Flushing Financial Corp.	58,317	1,557
	German American Bancorp
	Inc.	46,911	1,554
	CoBiz Financial Inc.	81,376	1,543
	Opus Bank	53,795	1,509
	Community Trust Bancorp
	Inc.	33,992	1,479
	Guaranty Bancorp	53,158	1,459
	Camden National Corp.	33,427	1,411
	Horizon Bancorp	49,151	1,391
	Live Oak Bancshares Inc.	52,796	1,378
	First of Long Island Corp.	47,414	1,292
	QCR Holdings Inc.	28,219	1,230
	Heritage Commerce Corp.	77,797	1,228
	Peoples Bancorp Inc.	35,406	1,221

Financials Index Fund

			Market
			Value•
		Shares	($000)
*	First Foundation Inc.	65,219	1,191
	Mercantile Bank Corp.	35,469	1,174
	Bridge Bancorp Inc.	33,884	1,125
*	Green Bancorp Inc.	51,313	1,119
	Great Southern Bancorp Inc.	22,775	1,102
	Fidelity Southern Corp.	48,753	1,097
*	TriState Capital Holdings Inc.	48,837	1,091
	Independent Bank Corp.
	Michigan	45,710	1,044
	Blue Hills Bancorp Inc.	51,494	1,038
*	Veritex Holdings Inc.	36,672	1,018
*	Nicolet Bankshares Inc.	18,689	1,010
*	HomeTrust Bancshares Inc.	38,864	1,009
	OFG Bancorp	93,620	1,006
	Midland States Bancorp Inc.	30,827	966
*	Atlantic Capital Bancshares
	Inc.	54,773	948
	Financial Institutions Inc.	30,082	924
	Arrow Financial Corp.	27,125	875
	Access National Corp.	31,020	867
	First Community
	Bancshares Inc.	30,579	830
	Republic Bancorp Inc.
	Class A	21,867	815
	West Bancorporation Inc.	33,362	811
*	Byline Bancorp Inc.	34,466	795
	First Financial Corp.	18,335	787
	MidWestOne Financial
	Group Inc.	23,610	751
*	FB Financial Corp.	16,131	638
*	HarborOne Bancorp Inc.	30,963	596
	Southern National Bancorp
	of Virginia Inc.	37,622	579
			4,127,854
Capital Markets (20.4%)
	Goldman Sachs Group Inc.	766,775	201,608
	Morgan Stanley	2,901,380	162,535
	BlackRock Inc.	257,303	141,370
	Charles Schwab Corp.	2,581,647	136,879
	Bank of New York Mellon
	Corp.	2,191,121	124,960
	CME Group Inc.	728,118	120,984
	S&P Global Inc.	545,634	104,653
•	Intercontinental Exchange
	Inc.	1,251,797	91,481
	State Street Corp.	793,437	84,223
	Moody’s Corp.	368,010	61,413
	T. Rowe Price Group Inc.	518,476	58,017
	Ameriprise Financial Inc.	316,534	49,519
	Northern Trust Corp.	462,289	48,943
	TD Ameritrade Holding
	Corp.	606,506	34,874
*	E*TRADE Financial Corp.	573,462	29,952
	Invesco Ltd.	871,057	28,344
	Franklin Resources Inc.	711,133	27,500
	MSCI Inc. Class A	192,725	27,274
	Raymond James Financial
	Inc.	278,098	25,782
	Cboe Global Markets Inc.	218,498	24,474
	Affiliated Managers Group
	Inc.	118,936	22,522
	SEI Investments Co.	286,374	20,857
	Nasdaq Inc.	248,951	20,103
	FactSet Research Systems
	Inc.	83,684	17,003
	MarketAxess Holdings Inc.	80,318	16,256
	Janus Henderson Group
	plc	407,392	14,397

			Market
			Value•
		Shares	($000)
	Eaton Vance Corp.	252,654	13,373
	LPL Financial Holdings Inc.	173,684	11,163
	Interactive Brokers Group
	Inc.	145,290	10,083
	Stifel Financial Corp.	146,526	9,359
	Evercore Inc. Class A	82,640	7,690
	Legg Mason Inc.	186,912	7,460
	Federated Investors Inc.
	Class B	194,312	6,331
	BGC Partners Inc. Class A	462,027	6,108
	Financial Engines Inc.	135,505	4,539
	Morningstar Inc.	40,935	3,825
	Moelis & Co. Class A	71,370	3,622
	Waddell & Reed Financial
	Inc. Class A	178,443	3,569
	Artisan Partners Asset
	Management Inc. Class A	101,646	3,431
	Virtu Financial Inc. Class A	105,040	3,120
	OM Asset Management plc	176,598	2,707
	Houlihan Lokey Inc. Class A	56,806	2,637
	Piper Jaffray Cos.	30,720	2,565
	WisdomTree Investments
	Inc.	249,094	2,394
	Virtus Investment Partners
	Inc.	15,221	1,873
	PJT Partners Inc.	37,678	1,801
	Cohen & Steers Inc.	44,515	1,781
	Diamond Hill Investment
	Group Inc.	7,044	1,444
*	INTL. FCStone Inc.	34,264	1,359
	Investment Technology
	Group Inc.	67,807	1,344
*	Donnelley Financial
	Solutions Inc.	72,164	1,249
	Greenhill & Co. Inc.	53,270	1,084
	Westwood Holdings Group
	Inc.	16,286	885
*	Cowen Inc. Class A	60,384	866
	Ladenburg Thalmann
	Financial Services Inc.	231,282	772
^	Arlington Asset
	Investment Corp. Class A	60,169	651
	B. Riley Financial Inc.	34,508	638
	Pzena Investment
	Management Inc. Class A	32,251	351
	Associated Capital Group
	Inc. Class A	9,449	326
	GAMCO Investors Inc.
	Class A	9,945	267
			1,816,590
Consumer Finance (5.2%)
	American Express Co.	1,578,688	153,938
	Capital One Financial Corp.	1,037,229	101,576
	Discover Financial Services	777,556	61,295
	Synchrony Financial	1,674,583	60,938
	Ally Financial Inc.	946,177	26,398
*	SLM Corp.	924,188	10,083
	FirstCash Inc.	100,940	7,439
	Navient Corp.	562,849	7,295
*	Green Dot Corp. Class A	86,995	5,666
*	OneMain Holdings Inc.	159,265	4,883
^,*	Credit Acceptance Corp.	14,464	4,552
	Santander Consumer USA
	Holdings Inc.	269,570	4,407
*	PRA Group Inc.	96,000	3,677
	Nelnet Inc. Class A	43,999	2,435
*	Encore Capital Group Inc.	52,232	2,236
*	LendingClub Corp.	665,855	2,097

			Market
			Value•
		Shares	($000)
*	World Acceptance Corp.	14,233	1,530
*	EZCORP Inc. Class A	110,376	1,435
*	Enova International Inc.	57,274	1,260
			463,140
Diversified Financial Services (6.9%)
*	Berkshire Hathaway Inc.
	Class B	2,717,538	563,074
	Voya Financial Inc.	384,632	19,624
	Leucadia National Corp.	686,074	16,459
	Texas Pacific Land Trust	13,418	7,233
*	Cannae Holdings Inc.	136,330	2,506
*	On Deck Capital Inc.	86,363	448
*,1 NewStar Financial Inc.
	CVR Line	42,593	23
			609,367
Insurance (18.3%)
	Chubb Ltd.	993,307	140,970
	American International
	Group Inc.	1,923,521	110,295
	Prudential Financial Inc.	907,268	96,461
	Marsh & McLennan Cos.
	Inc.	1,092,005	90,658
	MetLife Inc.	1,913,923	88,404
	Travelers Cos. Inc.	585,673	81,409
	Aon plc	534,724	75,032
	Aflac Inc.	841,210	74,767
	Progressive Corp.	1,244,461	71,656
	Allstate Corp.	767,785	70,836
	Willis Towers Watson plc	268,287	42,362
	Hartford Financial Services
	Group Inc.	763,276	40,339
	Principal Financial Group
	Inc.	617,881	38,513
	Lincoln National Corp.	468,262	35,668
*	Markel Corp.	29,724	33,053
	Loews Corp.	612,221	30,201
	Arthur J Gallagher & Co.	386,844	26,735
	Cincinnati Financial Corp.	333,516	24,877
*	Arch Capital Group Ltd.	280,023	24,709
	Unum Group	480,146	24,468
	XL Group Ltd.	547,869	23,180
	FNF Group	556,372	22,216
	Reinsurance Group of
	America Inc. Class A	137,805	21,193
	Everest Re Group Ltd.	87,880	21,112
	Torchmark Corp.	234,698	20,036
*	Alleghany Corp.	32,932	19,962
	American Financial Group
	Inc.	160,251	18,076
	WR Berkley Corp.	208,452	14,254
	First American Financial
	Corp.	237,126	13,760
	Brown & Brown Inc.	253,504	13,344
	Validus Holdings Ltd.	170,035	11,501
	RenaissanceRe Holdings
	Ltd.	85,650	10,987
*	Athene Holding Ltd.
	Class A	231,299	10,920
	Old Republic International
	Corp.	536,266	10,741
	Assurant Inc.	115,138	9,841
	Hanover Insurance Group
	Inc.	90,879	9,807
*	Brighthouse Financial Inc.	179,408	9,736
	Primerica Inc.	94,685	9,232
	Axis Capital Holdings Ltd.	177,937	8,779
	Assured Guaranty Ltd.	251,337	8,691
	CNO Financial Group Inc.	358,502	8,081

Financials Index Fund

			Market
			Value•
		Shares	($000)
	Selective Insurance Group
	Inc.	124,939	7,103
	White Mountains Insurance
	Group Ltd.	8,035	6,483
	Erie Indemnity Co. Class A	54,350	6,287
	American Equity Investment
	Life Holding Co.	181,197	5,546
	ProAssurance Corp.	114,285	5,463
	Kemper Corp.	88,083	4,968
	RLI Corp.	80,144	4,873
	Aspen Insurance Holdings
	Ltd.	127,099	4,626
*	Enstar Group Ltd.	22,899	4,534
	Argo Group International
	Holdings Ltd.	63,505	3,699
	Horace Mann Educators
	Corp.	87,023	3,581
	American National
	Insurance Co.	28,885	3,377
*	Genworth Financial Inc.
	Class A	1,068,294	2,906
	Infinity Property &
	Casualty Corp.	23,282	2,746
	Navigators Group Inc.	50,625	2,729
	Employers Holdings Inc.	69,390	2,717
	Mercury General Corp.	59,215	2,703
	National General Holdings
	Corp.	114,623	2,634
*	Third Point Reinsurance
	Ltd.	183,845	2,555
^	AmTrust Financial
	Services Inc.	209,763	2,511
	AMERISAFE Inc.	40,986	2,295
	Safety Insurance Group Inc.	30,930	2,207
	Universal Insurance
	Holdings Inc.	69,686	2,042
	United Fire Group Inc.	45,093	2,006
	Kinsale Capital Group Inc.	40,556	1,987
	James River Group
	Holdings Ltd.	53,989	1,766
	National Western Life
	Group Inc. Class A	5,152	1,571
	FBL Financial Group Inc.
	Class A	23,963	1,555
	Stewart Information
	Services Corp.	38,368	1,540
^,*	MBIA Inc.	186,661	1,491
*	Ambac Financial Group Inc.	96,339	1,460
^,*	Trupanion Inc.	41,392	1,226
	United Insurance Holdings
	Corp.	54,959	1,074
*	Greenlight Capital Re Ltd.
	Class A	63,311	1,038
	State Auto Financial Corp.	36,245	1,000
	Maiden Holdings Ltd.	156,830	941
^	Heritage Insurance
	Holdings Inc.	53,751	897
^,*	Citizens Inc. Class A	100,738	690
*	Global Indemnity Ltd.	18,559	687
	HCI Group Inc.	17,052	591
^,*	WMIH Corp.	432,814	558
	EMC Insurance Group Inc.	20,803	543
	Baldwin & Lyons Inc.	20,019	453
	Donegal Group Inc. Class A	25,781	408
	Crawford & Co. Class B	24,814	223
	Fairfax Financial Holdings Ltd. 126		61
*	Patriot National Inc.	12	—
			1,629,213

			Market
			Value•
		Shares	($000)
Mortgage Real Estate Investment Trusts
(REITs) (1.4%)
	Annaly Capital
	Management Inc.	2,481,109	24,885
	AGNC Investment Corp.	837,242	15,020
	New Residential
	Investment Corp.	711,227	11,472
	Starwood Property Trust
	Inc.	558,252	11,305
	Blackstone Mortgage Trust
	Inc. Class A	214,652	6,665
	Chimera Investment Corp.	361,650	6,061
	MFA Financial Inc.	849,377	6,047
	Two Harbors Investment
	Corp.	373,368	5,485
	Apollo Commercial Real
	Estate Finance Inc.	229,117	4,184
	Invesco Mortgage Capital
	Inc.	238,889	3,672
	Redwood Trust Inc.	165,020	2,417
	PennyMac Mortgage
	Investment Trust	140,309	2,339
	Ladder Capital Corp.
	Class A	152,213	2,248
	CYS Investments Inc.	331,754	2,097
	Hannon Armstrong
	Sustainable Infrastructure
	Capital Inc.	113,726	2,002
	ARMOUR Residential REIT
	Inc.	89,616	1,920
	Capstead Mortgage Corp.	204,262	1,706
	MTGE Investment Corp.	98,686	1,678
	Granite Point Mortgage
	Trust Inc.	92,086	1,552
	New York Mortgage Trust
	Inc.	239,286	1,318
	AG Mortgage Investment
	Trust Inc.	60,944	997
	Anworth Mortgage Asset
	Corp.	211,161	963
	Arbor Realty Trust Inc.	104,187	892
	Western Asset Mortgage
	Capital Corp.	90,348	797
	Ares Commercial Real
	Estate Corp.	57,221	705
^	Orchid Island Capital Inc.	97,240	699
	Dynex Capital Inc.	108,219	651
	Resource Capital Corp.	64,356	559
	Sutherland Asset
	Management Corp.	38,347	529
			120,865
Other (0.0%)[2]
1	Winthrop Realty Trust	23,515	157

Thrifts & Mortgage Finance (1.2%)
	New York Community
	Bancorp Inc.	1,046,487	14,253
*	MGIC Investment Corp.	792,999	10,935
	Radian Group Inc.	461,300	9,466
*	Essent Group Ltd.	179,061	8,074
	Washington Federal Inc.	185,935	6,452
^,*	LendingTree Inc.	16,648	5,802
^,*	BofI Holding Inc.	122,604	4,560
	Capitol Federal Financial
	Inc.	280,914	3,509
	Northwest Bancshares Inc.	208,606	3,423
	Provident Financial
	Services Inc.	135,160	3,363

		Market
		Value•
	Shares	($000)
WSFS Financial Corp.	67,200	3,205
Walker & Dunlop Inc.	63,213	3,055
* NMI Holdings Inc. Class A	122,384	2,429
Meridian Bancorp Inc.	109,728	2,200
Beneficial Bancorp Inc.	146,280	2,194
Kearny Financial Corp.	164,622	2,140
Meta Financial Group Inc.	19,657	2,111
OceanFirst Financial Corp.	81,570	2,111
TFS Financial Corp.	119,733	1,755
TrustCo Bank Corp. NY	205,789	1,749
* Flagstar Bancorp Inc.	49,113	1,732
United Financial Bancorp
Inc.	108,463	1,692
* HomeStreet Inc.	54,368	1,560
Federal Agricultural
Mortgage Corp.	19,347	1,472
Northfield Bancorp Inc.	94,087	1,460
Oritani Financial Corp.	84,597	1,320
Dime Community
Bancshares Inc.	67,546	1,216
First Defiance Financial
Corp.	21,712	1,155
* Nationstar Mortgage
Holdings Inc.	63,370	1,085
* PennyMac Financial
Services Inc. Class A	42,271	985
Waterstone Financial Inc.	53,525	921
* Ocwen Financial Corp.	221,869	808
* PHH Corp.	69,882	739
Clifton Bancorp Inc.	42,381	654
		109,585
Total Common Stocks
(Cost $7,144,377)		8,876,771
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[3,4] Vanguard Market Liquidity
Fund, 1.601%
(Cost $7,407)	74,074	7,407
Total Investments (100.0%)
(Cost $7,151,784)		8,884,178

		Amount
		($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard		463
Receivables for Investment
Securities Sold		36,509
Receivables for Accrued Income		10,136
Receivables for Capital Shares Issued		1,445
Total Other Assets		48,553
Liabilities
Payables for Investment
Securities Purchased		(37,315)
Collateral for Securities on Loan		(7,407)
Payables for Capital Shares Redeemed		(308)
Payables to Vanguard		(1,714)
Other Liabilities		(4,970)
Total Liabilities		(51,714)
Net Assets (100%) 8,881,017

Financials Index Fund

At February 28, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	7,270,202
Undistributed Net Investment Income	22,690
Accumulated Net Realized Losses	(144,269)
Unrealized Appreciation (Depreciation)	1,732,394
Net Assets	8,881,017

ETF Shares—Net Assets
Applicable to 113,589,441 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	8,180,393
Net Asset Value Per Share—
ETF Shares	$72.02

Admiral Shares—Net Assets
Applicable to 19,412,231 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	700,624
Net Asset Value Per Share—
Admiral Shares	$36.09

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $6,959,000.
1 Security value determined using significant unobservable inputs.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
4 Includes $7,407,000 of collateral received for securities on loan.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Statement of Operations

Six Months Ended
February 28, 2018
($000)
Investment Income
Income
Dividends	71,366
Interest[1]	12
Securities Lending—Net	110
Total Income	71,488
Expenses
The Vanguard Group—Note B
Investment Advisory Services	940
Management and Administrative—
ETF Shares	1,892
Management and Administrative—
Admiral Shares	184
Marketing and Distribution—
ETF Shares	218
Marketing and Distribution—
Admiral Shares	24
Custodian Fees	87
Shareholders’ Reports and Proxy—
ETF Shares	450
Shareholders’ Reports and Proxy—
Admiral Shares	12
Trustees’ Fees and Expenses	2
Total Expenses	3,809
Net Investment Income	67,679
Realized Net Gain (Loss)
Investment Securities Sold[1]	118,617
Futures Contracts	(15)
Realized Net Gain (Loss)	118,602
Change in Unrealized Appreciation
(Depreciation) of Investment Securities[1]	942,445
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,128,726

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $12,000, ($1,000), and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	67,679	96,855
Realized Net Gain (Loss)	118,602	151,576
Change in Unrealized Appreciation (Depreciation)	942,445	754,282
Net Increase (Decrease) in Net Assets Resulting from Operations	1,128,726	1,002,713
Distributions
Net Investment Income
ETF Shares	(66,748)	(82,225)
Admiral Shares	(5,637)	(6,782)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(72,385)	(89,007)
Capital Share Transactions
ETF Shares	1,079,557	1,550,552
Admiral Shares	99,709	202,111
Net Increase (Decrease) from Capital Share Transactions	1,179,266	1,752,663
Total Increase (Decrease)	2,235,607	2,666,369
Net Assets
Beginning of Period	6,645,410	3,979,041
End of Period[1]	8,881,017	6,645,410
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $22,690,000 and $27,396,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$62.26	$50.81	$47.70	$47.32	$39.80	$32.03
Investment Operations
Net Investment Income	. 604[1]	1.035[1]	1.108	.917	.876	.825
Net Realized and Unrealized Gain (Loss)
on Investments	9.813	11.387	3.070	.349	7.494	7.747
Total from Investment Operations	10.417	12.422	4.178	1.266	8.370	8.572
Distributions
Dividends from Net Investment Income	(.657)	(.972)	(1.068)	(.886)	(.850)	(.802)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.657)	(.972)	(1.068)	(.886)	(.850)	(.802)
Net Asset Value, End of Period	$72.02	$62.26	$50.81	$47.70	$47.32	$39.80
Total Return	16.81%	24.65%	8.93%	2.63%	21.20%	27.10%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,180	$6,127	$3,735	$3,081	$2,191	$1,464
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.74%	1.75%	2.39%	1.99%	2.00%	2.26%
Portfolio Turnover Rate[2]	2%	5%	21%	4%	5%	9%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$31.20	$25.47	$23.91	$23.72	$19.95	$16.05
Investment Operations
Net Investment Income	. 304[1]	.514[1]	.556	.460	.438	.414
Net Realized and Unrealized Gain (Loss)
on Investments	4.916	5.704	1.539	.174	3.758	3.888
Total from Investment Operations	5.220	6.218	2.095	.634	4.196	4.302
Distributions
Dividends from Net Investment Income	(.330)	(.488)	(.535)	(.444)	(.426)	(.402)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.330)	(.488)	(.535)	(.444)	(.426)	(.402)
Net Asset Value, End of Period	$36.09	$31.20	$25.47	$23.91	$23.72	$19.95
Total Return[2]	16.81%	24.62%	8.96%	2.64%	21.19%	27.13%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$701	$518	$244	$204	$155	$132
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.74%	1.75%	2.39%	1.99%	2.00%	2.26%
Portfolio Turnover Rate[3]	2%	5%	21%	4%	5%	9%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Notes to Financial Statements

Vanguard Financials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at February 28, 2018.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and for the period ended February 28, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets

Financials Index Fund

for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2018, the fund had contributed to Vanguard capital in the amount of $463,000, representing 0.01% of the fund’s net assets and 0.19% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted
on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of February 28, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	8,876,591	—	180
Temporary Cash Investments	7,407	—	—
Total	8,883,998	—	180

Financials Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2018, the fund realized $99,375,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2017, the fund had available capital losses totaling $163,496,000 to offset future net capital gains. Of this amount, $144,329,000 is subject to expiration dates; $76,963,000 may be used to offset future net capital gains through August 31, 2018, and $67,366,000 through August 31, 2019. Capital losses of $19,167,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2018, the cost of investment securities for tax purposes was $7,151,784,000. Net unrealized appreciation of investment securities for tax purposes was $1,732,394,000, consisting of unrealized gains of $1,796,976,000 on securities that had risen in value since their purchase and $64,582,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2018, the fund purchased $1,735,483,000 of investment securities and sold $561,814,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,477,983,000 and $465,683,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2018		August 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	1,548,933	22,102	2,349,435	40,011
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(469,376)	(6,925)	(798,883)	(15,100)
Net Increase (Decrease)—ETF Shares	1,079,557	15,177	1,550,552	24,911
Admiral Shares
Issued	238,478	6,815	449,363	15,226
Issued in Lieu of Cash Distributions	4,970	148	5,964	207
Redeemed	(143,739)	(4,159)	(253,216)	(8,420)
Net Increase (Decrease)—Admiral Shares	99,709	2,804	202,111	7,013

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2018, that would require recognition or disclosure in these financial statements.

Health Care Index Fund

Fund Profile
As of February 28, 2018

Share-Class Characteristics
		ETF	Admiral
	Shares		Shares
Ticker Symbol		VHT	VHCIX
Expense Ratio[1]	0.10%		0.10%
30-Day SEC Yield	1.41%		1.41%

Portfolio Characteristics
		MSCI
		US IMI/
		Health	MSCI
		Care	US IMI/
	Fund	25/50	2500
Number of Stocks	364	361	2,469
Median Market Cap	$68.1B	$68.1B	$68.2B
Price/Earnings Ratio	29.2x	29.3x	21.9x
Price/Book Ratio	4.1x	4.1x	3.1x
Return on Equity	15.8%	15.8%	15.0%
Earnings Growth Rate	3.4%	3.4%	8.5%
Dividend Yield	1.4%	1.4%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	4%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Health Care	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.67
Beta	1.00	1.09

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)
Biotechnology	23.8%
Health Care Distributors	2.2
Health Care Equipment	18.9
Health Care Facilities	1.6
Health Care Services	3.1
Health Care Supplies	1.9
Health Care Technology	1.3
Life Sciences Tools & Services	6.0
Managed Health Care	12.2
Pharmaceuticals	29.0

Sector categories are based on the Global Industry
Classification Standard (“GICS”), except for the “Other”
category (if applicable), which includes securities that have not been provided a GICS classification as of the effective
reporting period.

Ten Largest Holdings (% of total net assets)
Johnson & Johnson	Pharmaceuticals	9.3%
UnitedHealth Group Inc.	Managed
	Health Care	5.9
Pfizer Inc.	Pharmaceuticals	5.8
AbbVie Inc.	Biotechnology	5.0
Merck & Co. Inc.	Pharmaceuticals	4.0
Amgen Inc.	Biotechnology	3.6
Bristol-Myers Squibb Co.	Pharmaceuticals	2.9
Medtronic plc	Health Care
	Equipment	2.9
Abbott Laboratories	Health Care
	Equipment	2.8
Gilead Sciences Inc.	Biotechnology	2.8
Top Ten		45.0%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2018, the annualized expense ratios were 0.10% for ETF Shares and 0.10% for Admiral Shares.

Health Care Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2007–February 28, 2018

Health Care Index Fund ETF Shares Net Asset Value
Spliced US IMI/Health Care 25/50
For a benchmark description, see the Glossary.
Note: For 2018, performance data reflect the six months ended February 28, 2018.

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		23.35%	17.99%	11.53%
Net Asset Value		23.34	17.99	11.51
Admiral Shares	2/5/2004	23.36	18.00	11.51

See Financial Highlights for dividend and capital gains information.

Health Care Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Biotechnology (23.8%)
	AbbVie Inc.	3,555,518	411,836
	Amgen Inc.	1,616,755	297,111
	Gilead Sciences Inc.	2,909,314	229,050
*	Celgene Corp.	1,753,508	152,766
*	Biogen Inc.	470,997	136,113
*	Vertex Pharmaceuticals
	Inc.	563,250	93,516
*	Alexion Pharmaceuticals
	Inc.	497,478	58,429
*	Regeneron Pharmaceuticals
	Inc.	176,275	56,486
*	Incyte Corp.	399,522	34,023
*	BioMarin Pharmaceutical
	Inc.	391,339	31,765
*	Bioverativ Inc.	229,013	23,973
*	Alnylam Pharmaceuticals
	Inc.	197,269	23,704
*	Bluebird Bio Inc.	109,919	22,094
*	Alkermes plc	342,671	19,560
*	Exelixis Inc.	659,010	17,002
*	Neurocrine Biosciences Inc.	197,126	16,643
*	Sage Therapeutics Inc.	101,402	16,362
*	Juno Therapeutics Inc.	177,996	15,445
*	Ionis Pharmaceuticals Inc.	278,175	14,693
*	Seattle Genetics Inc.	242,441	13,092
*	Exact Sciences Corp.	266,662	11,896
*	United Therapeutics Corp.	96,267	11,153
*	Agios Pharmaceuticals Inc.	111,960	9,000
*	Sarepta Therapeutics Inc.	136,962	8,597
*	FibroGen Inc.	155,276	8,556
*	Avexis Inc.	63,865	7,902
*	Blueprint Medicines Corp.	85,935	7,439
*	Array BioPharma Inc.	416,909	7,221
*	Ligand Pharmaceuticals Inc.	47,144	7,161
*	Portola Pharmaceuticals Inc.	145,383	6,153
*	Clovis Oncology Inc.	103,625	6,018
*	Global Blood Therapeutics
	Inc.	97,906	5,742
*	Amicus Therapeutics Inc.	413,329	5,687
*	Halozyme Therapeutics Inc.	285,047	5,604
*,^ ACADIA Pharmaceuticals
	Inc.	221,418	5,517
*	Loxo Oncology Inc.	46,552	5,178
*	Myriad Genetics Inc.	154,328	5,003
*	Spectrum Pharmaceuticals
	Inc.	224,195	4,822
*	Ultragenyx Pharmaceutical
	Inc.	99,251	4,745
*	TESARO Inc.	84,703	4,678
*	Immunomedics Inc.	270,770	4,579
*	Sangamo Therapeutics Inc.	188,300	4,510
*	Puma Biotechnology Inc.	66,907	4,372
*	Ironwood Pharmaceuticals
	Inc. Class A	285,559	4,055
*	Spark Therapeutics Inc.	70,098	4,003
*	Insmed Inc.	162,137	3,925

			Market
			Value•
		Shares	($000)
*	Emergent BioSolutions Inc.	78,884	3,921
*	Esperion Therapeutics Inc.	46,675	3,753
*	Acceleron Pharma Inc.	85,695	3,593
*	Arena Pharmaceuticals Inc.	87,406	3,389
*	AnaptysBio Inc.	26,112	3,206
*	ImmunoGen Inc.	279,716	3,108
*	Prothena Corp. plc	85,518	2,881
*,^ Radius Health Inc.		74,571	2,840
*	Repligen Corp.	81,957	2,810
*	Momenta Pharmaceuticals
	Inc.	161,517	2,754
*	Xencor Inc.	89,407	2,739
*	Aimmune Therapeutics Inc.	82,495	2,681
*	Foundation Medicine Inc.	32,010	2,649
*,^ Heron Therapeutics Inc.		128,420	2,613
*,^ OPKO Health Inc.		748,224	2,536
*	Enanta Pharmaceuticals Inc.	31,855	2,504
*	Acorda Therapeutics Inc.	104,099	2,472
*,^ Intercept Pharmaceuticals
	Inc.	38,922	2,325
*	PTC Therapeutics Inc.	88,167	2,270
*	Dynavax Technologies Corp.	136,050	2,197
*	Retrophin Inc.	83,728	2,095
*	Atara Biotherapeutics Inc.	54,243	2,090
*	Editas Medicine Inc.	56,610	2,074
*,^ CRISPR Therapeutics AG		40,647	1,970
*	MacroGenics Inc.	78,492	1,969
*,^ Epizyme Inc.		109,052	1,930
*	Alder Biopharmaceuticals
	Inc.	136,228	1,894
*	Audentes Therapeutics Inc.	55,550	1,871
*	Vanda Pharmaceuticals Inc.	94,117	1,774
*,^ TG Therapeutics Inc.		126,180	1,767
*,^ Intrexon Corp.		133,569	1,739
*	REGENXBIO Inc.	59,832	1,702
*,^ Flexion Therapeutics Inc.		66,975	1,699
*,^ MiMedx Group Inc.		238,052	1,688
*	AMAG Pharmaceuticals Inc.	79,139	1,666
*	Five Prime Therapeutics Inc.	75,840	1,612
*,^ Novavax Inc.		698,821	1,516
*	Genomic Health Inc.	46,082	1,475
*,^ Sorrento Therapeutics Inc.		147,131	1,464
*	CytomX Therapeutics Inc.	47,062	1,398
*	Biohaven Pharmaceutical
	Holding Co. Ltd.	40,097	1,359
*,^ La Jolla Pharmaceutical Co.		39,851	1,238
*,^ uniQure NV		48,015	1,221
*,^ Intellia Therapeutics Inc.		46,640	1,217
*	Kura Oncology Inc.	53,857	1,217
*	Karyopharm Therapeutics
	Inc.	79,910	1,180
*	GlycoMimetics Inc.	49,725	1,144
*,^ Adamas Pharmaceuticals
	Inc.	46,077	1,127
*	Arrowhead Pharmaceuticals
	Inc.	169,902	1,101
*	Voyager Therapeutics Inc.	38,124	1,095
*	Agenus Inc.	203,113	1,095

			Market
			Value•
		Shares	($000)
*	BioCryst Pharmaceuticals
	Inc.	215,502	1,071
*,^ ZIOPHARM Oncology Inc.		286,832	1,070
*	Progenics Pharmaceuticals
	Inc.	154,106	1,029
*	Eagle Pharmaceuticals Inc.	17,977	1,009
*,^ Synergy Pharmaceuticals
	Inc.	544,294	985
*,^ Abeona Therapeutics Inc.		68,276	946
*,^ Lexicon Pharmaceuticals
	Inc.	105,002	906
*,^ Keryx Biopharmaceuticals
	Inc.	196,416	902
*,^ Geron Corp.		361,244	834
*	Coherus Biosciences Inc.	84,114	833
*,^ Cara Therapeutics Inc.		57,010	797
*	Achillion Pharmaceuticals
	Inc.	242,123	787
*,^ Inovio Pharmaceuticals Inc.		190,823	782
*	PDL BioPharma Inc.	322,713	775
*	Cytokinetics Inc.	94,684	734
*,^ Corbus Pharmaceuticals
	Holdings Inc.	96,877	717
*	Celldex Therapeutics Inc.	307,844	693
*,^ Jounce Therapeutics Inc.		31,859	672
*,^ Achaogen Inc.		62,174	648
*,1 Dyax Corp. CVR
	Exp. 12/31/2019	299,743	600
*	Natera Inc.	59,162	532
*	Aduro Biotech Inc.	81,698	511
*,^ MannKind Corp.		164,706	483
*	Syros Pharmaceuticals Inc.	45,539	480
*,^ NewLink Genetics Corp.		63,889	459
*	G1 Therapeutics Inc.	18,655	421
*,^ Seres Therapeutics Inc.		43,773	416
*,^ Bellicum Pharmaceuticals
	Inc.	54,401	378
*	Ardelyx Inc.	68,835	370
*,^ Insys Therapeutics Inc.		47,511	346
*	Minerva Neurosciences
	Inc.	64,159	337
*	Otonomy Inc.	52,337	311
*	Mersana Therapeutics Inc.	17,858	309
*	Merrimack
	Pharmaceuticals Inc.	26,802	298
*	Ra Pharmaceuticals Inc.	41,482	265
*,^ NantKwest Inc.		55,440	246
*	Advaxis Inc.	124,293	231
*	Regulus Therapeutics Inc.	206,715	229
*,^ Organovo Holdings Inc.		215,055	217
*	Immune Design Corp.	69,718	202
*,^ XBiotech Inc.		33,468	161
*	Trevena Inc.	85,200	153
*	Infinity Pharmaceuticals
	Inc.	79,500	149
*	Corvus Pharmaceuticals
	Inc.	17,752	145

Health Care Index Fund

			Market
			Value•
		Shares	($000)
*	OncoMed Pharmaceuticals
	Inc.	45,218	105
*	Axovant Sciences Ltd.	69,520	100
*	Versartis Inc.	54,358	87
*,1 Clinical Data CVR		8,685	—
			1,977,538
Health Care Equipment & Supplies (20.8%)
	Medtronic plc	3,014,673	240,842
	Abbott Laboratories	3,876,400	233,863
	Danaher Corp.	1,394,487	136,353
	Becton Dickinson and Co.	589,868	130,962
	Stryker Corp.	750,110	121,638
*	Intuitive Surgical Inc.	249,583	106,435
*	Boston Scientific Corp.	3,058,177	83,366
	Baxter International Inc.	1,091,984	74,026
*	Edwards Lifesciences
	Corp.	471,343	63,004
	Zimmer Biomet Holdings
	Inc.	450,743	52,399
*	Align Technology Inc.	169,542	44,508
*	IDEXX Laboratories Inc.	194,264	36,372
	ResMed Inc.	316,076	30,113
	Dentsply Sirona Inc.	511,560	28,678
	Cooper Cos. Inc.	109,104	25,151
*	ABIOMED Inc.	93,582	25,097
	Teleflex Inc.	100,364	25,074
*	Varian Medical Systems
	Inc.	204,024	24,348
*	Hologic Inc.	614,117	23,846
	STERIS plc	189,464	17,298
	West Pharmaceutical
	Services Inc.	165,513	14,436
	Hill-Rom Holdings Inc.	146,373	12,246
*	DexCom Inc.	193,588	10,868
*	Insulet Corp.	129,897	9,754
	Cantel Medical Corp.	83,659	9,730
*	Masimo Corp.	109,355	9,572
*	Haemonetics Corp.	117,902	8,359
*	ICU Medical Inc.	35,868	8,294
*	LivaNova plc	91,273	8,191
*	Globus Medical Inc.	161,457	7,692
*	Integra LifeSciences
	Holdings Corp.	140,084	7,387
*	Penumbra Inc.	64,433	6,972
*	Neogen Corp.	113,631	6,621
*	NuVasive Inc.	114,007	5,513
*	Halyard Health Inc.	104,297	5,150
*	Merit Medical Systems Inc.	111,908	5,092
*	Inogen Inc.	39,545	4,778
*	Wright Medical Group NV	221,116	4,500
*	Nevro Corp.	52,675	4,273
*	NxStage Medical Inc.	147,023	3,423
	CONMED Corp.	56,211	3,402
	Abaxis Inc.	50,515	3,368
*	Integer Holdings Corp.	63,526	3,243
*	Varex Imaging Corp.	84,083	2,934
*	Quidel Corp.	64,371	2,808
*	OraSure Technologies Inc.	135,523	2,339
	Analogic Corp.	27,880	2,328
*	Orthofix International NV	40,216	2,252
*	Natus Medical Inc.	69,523	2,166
*	Novocure Ltd.	99,260	2,040
	Atrion Corp.	3,327	1,959
*	AxoGen Inc.	63,724	1,861
*	Cardiovascular Systems Inc.	76,162	1,811
*	Anika Therapeutics Inc.	32,696	1,702
*	K2M Group Holdings Inc.	76,468	1,584
	Meridian Bioscience Inc.	93,557	1,305
*	CryoLife Inc.	67,442	1,278

			Market
			Value•
		Shares	($000)
*	iRhythm Technologies Inc.	20,435	1,270
*	AtriCure Inc.	71,819	1,269
*	AngioDynamics Inc.	77,516	1,263
	Invacare Corp.	72,758	1,251
*	Cerus Corp.	284,974	1,220
*	Glaukos Corp.	34,902	1,092
*	Accuray Inc.	189,054	1,049
*	STAAR Surgical Co.	64,128	1,007
*	Tactile Systems Technology
	Inc.	31,004	1,003
*	Heska Corp.	14,509	986
*	Lantheus Holdings Inc.	62,386	954
*	Endologix Inc.	175,773	707
*,^ Rockwell Medical Inc.		110,121	642
*	GenMark Diagnostics Inc.	113,209	466
*,^ ViewRay Inc.		52,769	439
*,^ Pulse Biosciences Inc.		10,647	197
*	ConforMIS Inc.	118,017	160
*	Wright Medical Group Inc.
	CVR	14,554	19
			1,729,598
Health Care Providers & Services (19.1%)
	UnitedHealth Group Inc.	2,158,254	488,111
	Anthem Inc.	571,876	134,608
	Aetna Inc.	726,262	128,592
	Cigna Corp.	549,123	107,568
*	Express Scripts Holding
	Co.	1,261,528	95,182
	Humana Inc.	318,178	86,487
	McKesson Corp.	464,344	69,294
	HCA Healthcare Inc.	630,895	62,616
	Cardinal Health Inc.	700,772	48,500
*	Laboratory Corp. of
	America Holdings	226,726	39,156
*	Centene Corp.	384,301	38,976
	AmerisourceBergen Corp.
	Class A	364,336	34,670
	Quest Diagnostics Inc.	303,592	31,285
*	DaVita Inc.	326,730	23,531
*	Henry Schein Inc.	349,601	23,140
	Universal Health Services
	Inc. Class B	195,221	22,294
*	WellCare Health Plans Inc.	99,163	19,229
*	Encompass Health Corp.	218,828	11,655
*	MEDNAX Inc.	208,160	11,445
*	Envision Healthcare Corp.	268,910	10,353
	Chemed Corp.	35,591	9,240
*	Molina Healthcare Inc.	95,513	6,906
*	HealthEquity Inc.	114,714	6,605
*	Acadia Healthcare Co. Inc.	166,876	6,358
	Patterson Cos. Inc.	192,110	6,067
*	AMN Healthcare Services
	Inc.	106,698	5,938
*	Magellan Health Inc.	53,598	5,408
*,^ Tenet Healthcare Corp.		225,218	4,639
*	Select Medical Holdings
	Corp.	237,764	4,304
*	Premier Inc. Class A	127,538	4,228
*	LifePoint Health Inc.	87,934	4,054
*	Amedisys Inc.	64,359	3,811
*	Tivity Health Inc.	78,836	3,039
	Ensign Group Inc.	107,566	2,872
*	Brookdale Senior Living Inc.	416,387	2,719
*	LHC Group Inc.	36,474	2,348
	Owens & Minor Inc.	136,460	2,239
*	Diplomat Pharmacy Inc.	106,899	2,228
*	BioTelemetry Inc.	68,691	2,219
	US Physical Therapy Inc.	27,939	2,165
	Kindred Healthcare Inc.	195,485	1,798

			Market
			Value•
		Shares	($000)
*	Providence Service Corp.	25,483	1,620
*	Almost Family Inc.	26,376	1,555
	National HealthCare Corp.	23,525	1,380
*,^ Community Health Systems
	Inc.	254,149	1,301
*	R1 RCM Inc.	196,010	1,286
*	Triple-S Management Corp.
	Class B	51,908	1,261
*	CorVel Corp.	22,708	1,112
*	Cross Country Healthcare
	Inc.	80,881	1,047
*,^ Surgery Partners Inc.		44,357	703
*	Capital Senior Living Corp.	54,336	641
*	American Renal Associates
	Holdings Inc.	28,177	558
	Aceto Corp.	68,162	489
*	Civitas Solutions Inc.	33,962	442
*	Quorum Health Corp.	69,237	411
*	AAC Holdings Inc.	25,767	244
*,^ Genesis Healthcare Inc.		123,213	164
			1,590,091
Health Care Technology (1.3%)
*	Cerner Corp.	666,136	42,739
*	Veeva Systems Inc.
	Class A	255,055	17,777
*	athenahealth Inc.	89,223	12,468
*	Medidata Solutions Inc.	130,345	8,559
*	Allscripts Healthcare
	Solutions Inc.	382,691	5,308
*,^ Teladoc Inc.		120,267	4,823
*	Omnicell Inc.	84,800	3,702
*	Cotiviti Holdings Inc.	92,198	3,090
*	HMS Holdings Corp.	187,273	3,004
*,^ Evolent Health Inc. Class A		133,877	1,961
*	Vocera Communications Inc.	58,852	1,618
*	Inovalon Holdings Inc.
	Class A	130,117	1,561
*	HealthStream Inc.	59,854	1,446
*	Quality Systems Inc.	105,518	1,324
*	Tabula Rasa HealthCare Inc.	27,595	892
	Computer Programs &
	Systems Inc.	25,949	773
*	Castlight Health Inc. Class B	148,959	529
			111,574
Life Sciences Tools & Services (6.0%)
	Thermo Fisher Scientific Inc.	893,034	186,269
*	Illumina Inc.	325,159	74,143
	Agilent Technologies Inc.	717,000	49,179
*	Waters Corp.	177,107	36,243
*	Mettler-Toledo International
	Inc.	56,960	35,100
*	IQVIA Holdings Inc.	301,070	29,604
	PerkinElmer Inc.	245,662	18,754
*	Bio-Rad Laboratories Inc.
	Class A	46,493	12,555
	Bio-Techne Corp.	83,537	11,807
*	Charles River Laboratories
	International Inc.	105,494	11,247
*	PRA Health Sciences Inc.	112,868	9,481
	Bruker Corp.	242,532	7,433
*	Syneos Health Inc.	127,106	5,326
*	Cambrex Corp.	72,934	3,789
*,^ Accelerate Diagnostics Inc.		74,318	1,954
	Luminex Corp.	87,733	1,720
*	NeoGenomics Inc.	134,008	1,126
*	Medpace Holdings Inc.	19,559	627
*,^ Pacific Biosciences of
	California Inc.	242,725	578
			496,935

Health Care Index Fund

			Market
			Value•
		Shares	($000)
Pharmaceuticals (29.0%)
	Johnson & Johnson	5,983,326	777,114
	Pfizer Inc.	13,275,490	482,033
	Merck & Co. Inc.	6,067,840	328,998
	Bristol-Myers Squibb Co.	3,645,224	241,314
	Eli Lilly & Co.	2,207,111	169,992
	Allergan plc	740,779	114,243
	Zoetis Inc.	1,085,251	87,753
*	Mylan NV	1,015,657	40,951
*	Nektar Therapeutics
	Class A	350,705	30,357
	Perrigo Co. plc	282,334	22,999
*	Jazz Pharmaceuticals plc	133,545	19,337
*	Catalent Inc.	296,004	12,358
*	Horizon Pharma plc	364,749	5,318
*	Medicines Co.	162,240	4,968
*	Supernus Pharmaceuticals
	Inc.	114,262	4,445
*	Prestige Brands Holdings
	Inc.	118,033	3,990
*	Aerie Pharmaceuticals Inc.	69,680	3,564
*	Mallinckrodt plc	212,071	3,537
*	Akorn Inc.	208,272	3,528
*	Impax Laboratories Inc.	157,924	3,222
*	Zogenix Inc.	72,493	3,074
*	Corcept Therapeutics Inc.	189,920	2,885
*	Endo International plc	447,505	2,822
*	Pacira Pharmaceuticals Inc.	89,708	2,808
*	MyoKardia Inc.	47,797	2,782
*	Innoviva Inc.	168,271	2,610
*,^ Theravance Biopharma Inc.		96,225	2,537
*	Intersect ENT Inc.	58,845	2,168
*	Assembly Biosciences Inc.	37,387	2,121
*	Revance Therapeutics Inc.	63,880	1,977
*,^ TherapeuticsMD Inc.		384,542	1,923
*	Intra-Cellular Therapies Inc.	97,583	1,890
*	Dermira Inc.	69,042	1,775
*	Cymabay Therapeutics Inc.	117,248	1,746
	Phibro Animal Health Corp.
	Class A	43,920	1,689
*	Amphastar
	Pharmaceuticals Inc.	82,111	1,508
*,^ WaVe Life Sciences Ltd.		25,109	1,279
*	ANI Pharmaceuticals Inc.	18,121	1,161
*	Collegium Pharmaceutical
	Inc.	47,193	1,132
*	Aclaris Therapeutics Inc.	55,863	1,114

		Market
		Value•
	Shares	($000)
*,^ Omeros Corp.	102,150	1,032
*,^ Lannett Co. Inc.	61,955	991
* Depomed Inc.	126,028	866
*,^ Dova Pharmaceuticals Inc.	28,231	854
* Corium International Inc.	58,944	766
*,^ Reata Pharmaceuticals Inc.
Class A	28,820	694
*,^ Ocular Therapeutix Inc.	68,495	358
* Aratana Therapeutics Inc.	78,778	293
* Melinta Therapeutics Inc.	22,427	279
* Teligent Inc.	92,058	258
* Clearside Biomedical Inc.	39,741	257
		2,407,670
Total Common Stocks
(Cost $6,880,900)		8,313,406
Temporary Cash Investment (0.3%)
Money Market Fund (0.3%)
[2,3] Vanguard Market Liquidity
Fund, 1.601%
(Cost $28,851)	288,511	28,848
Total Investments (100.3%)
(Cost $6,909,751)		8,342,254

		Amount
		($000)
Other Assets and Liabilities (-0.3%)
Other Assets
Investment in Vanguard		455
Receivables for Investment
Securities Sold		15,122
Receivables for Accrued Income		14,302
Receivables for Capital Shares Issued		2,354
Total Other Assets		32,233
Liabilities
Payables for Investment
Securities Purchased		(15,092)
Collateral for Securities on Loan		(28,848)
Payables for Capital Shares Redeemed		(1,321)
Payables to Vanguard		(2,432)
Other Liabilities		(11,300)
Total Liabilities		(58,993)
Net Assets (100%) 8,315,494

See accompanying Notes, which are an integral part of the Financial Statements.

At February 28, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	6,929,523
Undistributed Net Investment Income	16,301
Accumulated Net Realized Losses	(62,833)
Unrealized Appreciation (Depreciation)	1,432,503
Net Assets	8,315,494

ETF Shares—Net Assets
Applicable to 46,154,984 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,278,514
Net Asset Value Per Share—
ETF Shares $157.70

Admiral Shares—Net Assets
Applicable to 13,145,670 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,036,980

Net Asset Value Per Share—
Admiral Shares $78.88
• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $26,194,000.
1 Security value determined using significant unobservable inputs.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
3 Includes $28,848,000 of collateral received for securities on loan.
CVR—Contingent Value Rights.

Health Care Index Fund

Statement of Operations

Six Months Ended
February 28, 2018
($000)
Investment Income
Income
Dividends	58,431
Interest[1]	14
Securities Lending—Net	625
Total Income	59,070
Expenses
The Vanguard Group—Note B
Investment Advisory Services	990
Management and Administrative—
ETF Shares	2,189
Management and Administrative—
Admiral Shares	313
Marketing and Distribution—
ETF Shares	156
Marketing and Distribution—
Admiral Shares	37
Custodian Fees	67
Shareholders’ Reports and Proxy—
ETF Shares	306
Shareholders’ Reports and Proxy—
Admiral Shares	9
Trustees’ Fees and Expenses	3
Total Expenses	4,070
Net Investment Income	55,000
Realized Net Gain (Loss)
Investment Securities Sold[1]	246,113
Futures Contracts	67
Realized Net Gain (Loss)	246,180
Change in Unrealized Appreciation
(Depreciation)
Investment Securities[1]	99,637
Futures Contracts	(55)
Change in Unrealized Appreciation
(Depreciation)	99,582
Net Increase (Decrease) in Net Assets
Resulting from Operations	400,762

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $14,000, ($1,000), and ($6,000), respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	55,000	98,941
Realized Net Gain (Loss)	246,180	170,277
Change in Unrealized Appreciation (Depreciation)	99,582	719,449
Net Increase (Decrease) in Net Assets Resulting from Operations	400,762	988,667
Distributions
Net Investment Income
ETF Shares	(50,419)	(85,891)
Admiral Shares	(6,720)	(11,451)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(57,139)	(97,342)
Capital Share Transactions
ETF Shares	(26,978)	504,061
Admiral Shares	73,339	22,327
Net Increase (Decrease) from Capital Share Transactions	46,361	526,388
Total Increase (Decrease)	389,984	1,417,713
Net Assets
Beginning of Period	7,925,510	6,507,797
End of Period[1]	8,315,494	7,925,510
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $16,301,000 and $18,438,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$151.13	$133.25	$132.34	$117.17	$89.94	$70.32
Investment Operations
Net Investment Income	1.043[1]	1.994[1]	1.795	1.350	1.333	1.155
Net Realized and Unrealized Gain (Loss)
on Investments	6.609	17.846	1.559	15.105	27.033	19.663
Total from Investment Operations	7.652	19.840	3.354	16.455	28.366	20.818
Distributions
Dividends from Net Investment Income	(1.082)	(1.960)	(2.444)	(1.285)	(1.136)	(1.198)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.082)	(1.960)	(2.444)	(1.285)	(1.136)	(1.198)
Net Asset Value, End of Period	$157.70	$151.13	$133.25	$132.34	$117.17	$89.94
Total Return	5.09%	15.06%	2.61%	14.08%	31.76%	30.01%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,279	$7,002	$5,708	$5,826	$3,319	$1,918
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.09%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.35%	1.46%	1.40%	1.25%	1.40%	1.69%
Portfolio Turnover Rate[2]	4%	4%	7%	4%	5%	5%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$75.60	$66.65	$66.20	$58.61	$44.99	$35.18
Investment Operations
Net Investment Income	. 522[1]	.996[1]	.898	.676	.666	.580
Net Realized and Unrealized Gain (Loss)
on Investments	3.299	8.934	.774	7.557	13.523	9.831
Total from Investment Operations	3.821	9.930	1.672	8.233	14.189	10.411
Distributions
Dividends from Net Investment Income	(.541)	(.980)	(1.222)	(.643)	(.569)	(.601)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.541)	(.980)	(1.222)	(.643)	(.569)	(.601)
Net Asset Value, End of Period	$78.88	$75.60	$66.65	$66.20	$58.61	$44.99
Total Return[2]	5.08%	15.07%	2.61%	14.11%	31.77%	30.00%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,037	$924	$800	$824	$413	$247
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.35%	1.46%	1.40%	1.24%	1.40%	1.69%
Portfolio Turnover Rate[3]	4%	4%	7%	4%	5%	5%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Notes to Financial Statements

Vanguard Health Care Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at February 28, 2018.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and for the period ended February 28, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets

Health Care Index Fund

for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2018, the fund had contributed to Vanguard capital in the amount of $455,000, representing 0.01% of the fund’s net assets and 0.18% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted
on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of February 28, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	8,312,806	—	600
Temporary Cash Investments	28,848	—	—
Total	8,341,654	—	600

Health Care Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2018, the fund realized $204,671,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31,2017, the fund had available capital losses totaling $104,392,000. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2018, the cost of investment securities for tax purposes was $6,909,844,000. Net unrealized appreciation of investment securities for tax purposes was $1,432,410,000, consisting of unrealized gains of $1,887,574,000 on securities that had risen in value since their purchase and $455,164,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2018, the fund purchased $728,911,000 of investment securities and sold $680,285,000 of investment securities, other than temporary cash investments. Purchases and sales include $435,540,000 and $510,830,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2018		August 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	490,012	3,128	1,016,695	7,344
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(516,990)	(3,300)	(512,634)	(3,850)
Net Increase (Decrease)—ETF Shares	(26,978)	(172)	504,061	3,494
Admiral Shares
Issued	195,893	2,492	304,504	4,456
Issued in Lieu of Cash Distributions	5,978	78	10,353	152
Redeemed	(128,532)	(1,646)	(292,530)	(4,393)
Net Increase (Decrease)—Admiral Shares	73,339	924	22,327	215

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2018, that would require recognition or disclosure in these financial statements.

Industrials Index Fund

Fund Profile
As of February 28, 2018

Share-Class Characteristics
		ETF	Admiral
	Shares		Shares
Ticker Symbol		VIS	VINAX
Expense Ratio[1]	0.10%		0.10%
30-Day SEC Yield	1.57%		1.57%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Industrials	US IMI/
	Fund	25/50	2500
Number of Stocks	347	344	2,469
Median Market Cap	$38.1B	$38.1B	$68.2B
Price/Earnings Ratio	21.5x	21.3x	21.9x
Price/Book Ratio	4.0x	4.0x	3.1x
Return on Equity	21.6%	21.6%	15.0%
Earnings Growth Rate	8.4%	8.2%	8.5%
Dividend Yield	1.6%	1.7%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	4%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Industrials		MSCI US
		25/50	IMI/2500
R-Squared		1.00	0.84
Beta		1.00	1.07

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)
Aerospace & Defense	24.9%
Agricultural & Farm Machinery	1.9
Air Freight & Logistics	5.8
Airlines	4.6
Airport Services	0.1
Building Products	4.1
Commerical Printing	0.4
Construction & Engineering	1.7
Construction Machinery & Heavy Trucks	6.2
Diversified Support Services	1.5
Electrical Components & Equipment	5.2
Environmental & Facilities Services	3.2
Human Resource & Employment Services	1.0
Industrial Conglomerates	13.4
Industrial Machinery	10.6
Marine	0.2
Office Services & Supplies	0.5
Railroads	6.7
Research & Consulting Services	3.1
Security & Alarm Services	0.1
Trading Companies & Distributors	3.2
Trucking	1.6

Sector categories are based on the Global Industry
Classification Standard (“GICS”), except for the “Other”
category (if applicable), which includes securities that have not been provided a GICS classification as of the effective
reporting period.

Ten Largest Holdings (% of total net assets)
Boeing Co.	Aerospace & Defense	6.7%
3M Co.	Industrial Conglomerates	4.6
General Electric Co.	Industrial Conglomerates	4.0
Honeywell
International Inc.	Industrial Conglomerates	3.6
Union Pacific Corp.	Railroads	3.4
United Technologies
Corp.	Aerospace & Defense	3.4
Caterpillar Inc.	Construction Machinery
	& Heavy Trucks	3.0
Lockheed Martin
Corp.	Aerospace & Defense	3.0
United Parcel Service
Inc. Class B	Air Freight & Logistics	2.4
Raytheon Co.	Aerospace & Defense	2.1
Top Ten		36.2%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2018, the annualized expense ratios were 0.10% for ETF Shares and 0.10% for Admiral Shares.

Industrials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2007–February 28, 2018

Industrials Index Fund ETF Shares Net Asset Value
Spliced US IMI/Industrials 25/50
For a benchmark description, see the Glossary.
Note: For 2018, performance data reflect the six months ended February 28, 2018.

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	9/23/2004
Market Price		21.53%	16.78%	8.80%
Net Asset Value		21.50	16.78	8.78
Admiral Shares	5/8/2006	21.51	16.78	8.78

See Financial Highlights for dividend and capital gains information.

Industrials Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Aerospace & Defense (24.9%)
	Boeing Co.	753,295	272,851
	United Technologies Corp.	1,010,029	136,091
	Lockheed Martin Corp.	343,592	121,096
	Raytheon Co.	384,879	83,715
	Northrop Grumman Corp.	220,171	77,069
	General Dynamics Corp.	337,882	75,162
	Rockwell Collins Inc.	216,909	29,873
	Harris Corp.	158,683	24,778
	L3 Technologies Inc.	104,029	21,591
	Textron Inc.	350,709	20,990
	TransDigm Group Inc.	69,180	19,945
	Huntington Ingalls
	Industries Inc.	60,272	15,792
	Arconic Inc.	576,896	14,070
	Spirit AeroSystems
	Holdings Inc. Class A	153,839	14,044
	Orbital ATK Inc.	76,848	10,148
*	Teledyne Technologies Inc.	44,839	8,338
	Hexcel Corp.	119,502	8,040
	Curtiss-Wright Corp.	55,775	7,528
	BWX Technologies Inc.	119,018	7,493
	HEICO Corp. Class A	80,261	5,819
*	KLX Inc.	68,417	4,630
	HEICO Corp.	44,774	3,833
*	Moog Inc. Class A	42,936	3,599
*	Mercury Systems Inc.	64,409	2,961
*	Esterline Technologies Corp.	35,795	2,645
*,^ Axon Enterprise Inc.		70,565	2,458
*	Aerojet Rocketdyne
	Holdings Inc.	85,096	2,298
	Cubic Corp.	34,451	2,115
	AAR Corp.	43,861	1,868
	Triumph Group Inc.	66,108	1,848
*	Aerovironment Inc.	28,705	1,427
*	Kratos Defense & Security
	Solutions Inc.	117,242	1,413
*	Astronics Corp.	24,270	936
*	Engility Holdings Inc.	27,279	745
*	Wesco Aircraft Holdings Inc.	73,042	654
	National Presto Industries
	Inc.	6,540	594
*	KeyW Holding Corp.	58,818	442
*	Astronics Corp. Class B	4,516	174
			1,009,073
Air Freight & Logistics (5.8%)
	United Parcel Service Inc.
	Class B	914,753	95,509
	FedEx Corp.	339,160	83,572
	CH Robinson Worldwide
	Inc.	185,623	17,330
*	XPO Logistics Inc.	159,648	15,714
	Expeditors International of
	Washington Inc.	236,644	15,372
	Forward Air Corp.	39,600	2,138
*	Atlas Air Worldwide
	Holdings Inc.	33,680	2,050

			Market
			Value•
		Shares	($000)
*	Air Transport Services
	Group Inc.	75,169	1,990
*	Hub Group Inc. Class A	44,576	1,946
*	Echo Global Logistics Inc.	33,418	884
			236,505
Airlines (4.6%)
	Delta Air Lines Inc.	949,325	51,169
	Southwest Airlines Co.	790,120	45,701
	American Airlines Group Inc. 573,369		31,105
*	United Continental Holdings
	Inc.	394,427	26,738
	Alaska Air Group Inc.	163,704	10,559
*	JetBlue Airways Corp.	426,640	8,981
	SkyWest Inc.	68,986	3,780
*	Spirit Airlines Inc.	92,202	3,673
	Allegiant Travel Co. Class A	17,142	2,851
	Hawaiian Holdings Inc.	69,816	2,513
			187,070
Building Products (4.1%)
	Johnson Controls
	International plc	1,232,059	45,426
	Masco Corp.	418,656	17,215
	AO Smith Corp.	194,094	12,459
	Fortune Brands Home &
	Security Inc.	202,041	12,256
	Owens Corning	148,040	12,036
	Allegion plc	126,471	10,637
	Lennox International Inc.	50,038	10,239
*	USG Corp.	122,395	4,090
*	Trex Co. Inc.	39,138	4,047
*	Armstrong World Industries
	Inc.	52,874	3,188
*	JELD-WEN Holding Inc.	101,807	3,172
	Simpson Manufacturing
	Co. Inc.	53,600	2,965
*	Builders FirstSource Inc.	150,711	2,891
	Universal Forest Products
	Inc.	81,724	2,692
*	American Woodmark Corp.	19,444	2,497
*	Masonite International Corp.	37,896	2,314
	AAON Inc.	55,963	2,057
*	Patrick Industries Inc.	32,030	1,968
	Apogee Enterprises Inc.	38,017	1,640
*	Gibraltar Industries Inc.	39,988	1,388
*	Continental Building
	Products Inc.	50,238	1,366
	Advanced Drainage
	Systems Inc.	52,252	1,335
*	PGT Innovations Inc.	66,198	1,158
*	CSW Industrials Inc.	21,381	980
*	NCI Building Systems Inc.	57,086	931
	Griffon Corp.	41,048	768
*	Ply Gem Holdings Inc.	32,371	699
	Quanex Building Products
	Corp.	41,369	693
	Insteel Industries Inc.	23,912	675
*	Armstrong Flooring Inc.	25,458	357
			164,139

			Market
			Value•
		Shares	($000)
Commercial Services & Supplies (5.6%)
	Waste Management Inc.	578,151	49,906
	Waste Connections Inc.	350,958	24,841
	Republic Services Inc.
	Class A	311,458	20,924
	Cintas Corp.	120,289	20,528
*	Copart Inc.	277,241	12,978
	KAR Auction Services Inc.	179,904	9,729
*	Stericycle Inc.	113,560	7,117
	Rollins Inc.	130,468	6,559
*	Cimpress NV	30,945	5,036
	Deluxe Corp.	63,993	4,543
	Brink’s Co.	60,441	4,442
	Healthcare Services Group
	Inc.	97,461	4,428
	MSA Safety Inc.	45,531	3,671
	Tetra Tech Inc.	74,118	3,628
*	Clean Harbors Inc.	71,933	3,592
	UniFirst Corp.	20,629	3,204
	Pitney Bowes Inc.	248,978	3,087
	Herman Miller Inc.	79,478	2,853
	ABM Industries Inc.	73,622	2,588
	Mobile Mini Inc.	59,231	2,485
	Brady Corp. Class A	63,941	2,391
	Covanta Holding Corp.	156,835	2,345
	Matthews International
	Corp. Class A	42,958	2,202
	HNI Corp.	57,761	2,136
	Interface Inc. Class A	80,127	1,939
	ACCO Brands Corp.	141,733	1,793
*	Advanced Disposal Services
	Inc.	70,940	1,588
	Steelcase Inc. Class A	113,792	1,553
	McGrath RentCorp	30,599	1,549
	US Ecology Inc.	28,903	1,529
	Viad Corp.	27,235	1,418
	Knoll Inc.	66,040	1,405
*	Casella Waste Systems Inc.
	Class A	52,199	1,327
	Multi-Color Corp.	19,006	1,204
*	SP Plus Corp.	29,938	1,078
	Quad/Graphics Inc.	40,035	1,056
	Kimball International Inc.
	Class B	49,500	813
	RR Donnelley & Sons Co.	93,277	703
	LSC Communications Inc.	46,697	680
	Ennis Inc.	34,023	663
*,^ Team Inc.		39,990	654
*	InnerWorkings Inc.	65,614	606
*	Civeo Corp.	167,330	594
	VSE Corp.	11,605	563
	Essendant Inc.	50,057	397
	CECO Environmental Corp.	38,932	160
			228,485
Construction & Engineering (1.8%)
	Fluor Corp.	186,334	10,602
	Jacobs Engineering Group
	Inc.	169,134	10,327
*	AECOM	209,739	7,448

Industrials Index Fund

			Market
			Value•
		Shares	($000)
*	Quanta Services Inc.	206,447	7,110
	EMCOR Group Inc.	78,225	5,969
*	Dycom Industries Inc.	41,158	4,496
*	MasTec Inc.	88,078	4,488
	Valmont Industries Inc.	30,067	4,423
	Granite Construction Inc.	53,172	3,089
	KBR Inc.	186,509	2,824
	Chicago Bridge & Iron Co.
	NV	135,346	2,363
	Comfort Systems USA Inc.	49,304	2,024
	Primoris Services Corp.	55,187	1,374
*	Tutor Perini Corp.	53,107	1,283
*	Aegion Corp. Class A	43,163	991
	Argan Inc.	19,796	791
*	MYR Group Inc.	21,808	705
*	NV5 Global Inc.	10,749	465
			70,772
Electrical Equipment (5.3%)
	Emerson Electric Co.	854,541	60,724
	Eaton Corp. plc	586,624	47,341
	Rockwell Automation Inc.	171,080	30,931
	AMETEK Inc.	307,752	23,309
*	Sensata Technologies
	Holding NV	228,180	12,062
	Hubbell Inc. Class B	69,146	9,062
	Acuity Brands Inc.	56,081	7,996
	Regal Beloit Corp.	58,949	4,262
	EnerSys	56,049	3,906
*	Generac Holdings Inc.	82,651	3,676
	General Cable Corp.	66,358	1,961
	Encore Wire Corp.	27,663	1,450
	AZZ Inc.	34,747	1,419
*	Atkore International Group
	Inc.	52,445	1,140
*	Thermon Group Holdings
	Inc.	43,180	942
*	Sunrun Inc.	93,346	624
*	Vicor Corp.	23,702	610
*,^ Plug Power Inc.		305,756	569
*	Babcock & Wilcox
	Enterprises Inc.	58,636	373
	Powell Industries Inc.	11,411	304
*	TPI Composites Inc.	9,246	183
*,^ Vivint Solar Inc.		38,267	115
			212,959
Industrial Conglomerates (13.4%)
	3M Co.	793,007	186,761
	General Electric Co.	11,545,720	162,910
	Honeywell International
	Inc.	963,645	145,616
	Roper Technologies Inc.	136,281	37,490
	Carlisle Cos. Inc.	82,471	8,487
	Raven Industries Inc.	47,580	1,615
			542,879
Machinery (18.7%)
	Caterpillar Inc.	792,087	122,480
	Illinois Tool Works Inc.	410,548	66,279
	Deere & Co.	363,603	58,493
	Cummins Inc.	209,912	35,301
	PACCAR Inc.	468,084	33,510
	Stanley Black & Decker
	Inc.	204,166	32,501
	Fortive Corp.	416,474	31,985
	Parker-Hannifin Corp.	177,360	31,653
	Ingersoll-Rand plc	332,653	29,540
	Dover Corp.	207,411	20,762
	Xylem Inc.	239,133	17,835
	Pentair plc	229,727	15,780
	IDEX Corp.	101,753	13,920

			Market
			Value•
		Shares	($000)
	Snap-on Inc.	75,935	12,090
	Graco Inc.	224,039	9,936
*	WABCO Holdings Inc.	67,805	9,355
	Wabtec Corp.	114,945	9,350
	Nordson Corp.	69,074	9,261
	Toro Co.	143,368	9,114
*	Middleby Corp.	74,387	8,945
	Oshkosh Corp.	100,136	7,904
	Donaldson Co. Inc.	164,179	7,792
	Flowserve Corp.	173,802	7,361
	Lincoln Electric Holdings Inc.	78,736	6,893
	Allison Transmission
	Holdings Inc.	169,741	6,727
	Trinity Industries Inc.	181,662	5,929
	ITT Inc.	117,088	5,875
	Crane Co.	63,166	5,831
	AGCO Corp.	84,666	5,639
	Woodward Inc.	73,320	5,193
	John Bean Technologies
	Corp.	41,996	4,651
	Terex Corp.	111,904	4,646
	Kennametal Inc.	107,944	4,447
	Barnes Group Inc.	67,761	4,087
	Timken Co.	92,943	4,071
*	Rexnord Corp.	138,402	4,011
*	Colfax Corp.	122,852	3,905
*	RBC Bearings Inc.	32,223	3,883
	Hillenbrand Inc.	83,842	3,681
*	Proto Labs Inc.	33,680	3,669
*	Welbilt Inc.	176,403	3,495
*	Gardner Denver Holdings
	Inc.	104,185	3,335
*	SPX FLOW Inc.	56,485	2,754
*	Meritor Inc.	112,185	2,749
	Watts Water Technologies
	Inc. Class A	35,035	2,645
	Albany International Corp.	38,720	2,465
	Mueller Water Products Inc.
	Class A	210,030	2,310
*	Navistar International Corp.	58,860	2,197
*	Harsco Corp.	107,122	2,169
*	Chart Industries Inc.	38,915	2,145
	Franklin Electric Co. Inc.	52,699	2,063
	EnPro Industries Inc.	28,448	2,061
	ESCO Technologies Inc.	34,535	2,034
*	Milacron Holdings Corp.	92,640	1,985
	Greenbrier Cos. Inc.	38,251	1,981
	Sun Hydraulics Corp.	37,824	1,964
	Mueller Industries Inc.	73,230	1,940
	Actuant Corp. Class A	79,796	1,811
*	SPX Corp.	56,641	1,769
	Wabash National Corp.	78,939	1,725
	Federal Signal Corp.	79,879	1,709
	Altra Industrial Motion Corp.	39,017	1,693
	Standex International Corp.	16,919	1,626
*	TriMas Corp.	61,172	1,584
	Astec Industries Inc.	26,164	1,541
	Tennant Co.	23,869	1,537
	Alamo Group Inc.	13,158	1,462
	Kadant Inc.	14,727	1,405
	Douglas Dynamics Inc.	30,192	1,344
	Manitowoc Co. Inc.	44,789	1,331
	Briggs & Stratton Corp.	57,044	1,282
	Lindsay Corp.	14,209	1,257
*	Lydall Inc.	22,967	1,106
	REV Group Inc.	38,671	1,044
	Columbus McKinnon Corp.	27,458	975
	CIRCOR International Inc.	18,793	883
	Titan International Inc.	67,870	873

			Market
			Value•
		Shares	($000)
	NN Inc.	34,962	836
	Global Brass & Copper
	Holdings Inc.	29,330	830
	Hyster-Yale Materials
	Handling Inc.	10,887	775
	Gorman-Rupp Co.	24,263	647
	Park-Ohio Holdings Corp.	10,853	432
	American Railcar Industries
	Inc.	10,168	379
*,^ Energy Recovery Inc.		46,525	319
*	Blue Bird Corp.	9,775	227
			756,979
Marine (0.2%)
*	Kirby Corp.	79,408	5,956
	Matson Inc.	56,471	1,609
*	Genco Shipping & Trading
	Ltd.	11,526	159
			7,724
Professional Services (4.1%)
*	IHS Markit Ltd.	531,060	24,986
*	Verisk Analytics Inc.
	Class A	208,316	21,288
	Equifax Inc.	159,884	18,067
*	CoStar Group Inc.	48,122	16,464
	Nielsen Holdings plc	474,298	15,476
*	TransUnion	206,517	11,786
	ManpowerGroup Inc.	88,173	10,445
	Robert Half International
	Inc.	166,773	9,518
	Dun & Bradstreet Corp.	49,173	6,149
*	On Assignment Inc.	65,747	5,042
	Insperity Inc.	49,840	3,254
	Korn/Ferry International	71,411	2,993
*	WageWorks Inc.	52,936	2,776
	Exponent Inc.	34,377	2,673
*	TriNet Group Inc.	55,722	2,628
*	FTI Consulting Inc.	50,500	2,408
*	TrueBlue Inc.	55,028	1,497
*	ICF International Inc.	24,891	1,419
*	CBIZ Inc.	69,623	1,257
	Kelly Services Inc. Class A	41,612	1,227
*	Navigant Consulting Inc.	61,088	1,214
*	Huron Consulting Group Inc.	29,462	1,031
	Kforce Inc.	31,838	882
	Heidrick & Struggles
	International Inc.	25,137	664
	RPX Corp.	59,583	598
	Resources Connection Inc.	37,784	587
	Forrester Research Inc.	11,825	479
*	Mistras Group Inc.	22,905	452
*	GP Strategies Corp.	17,049	376
			167,636
Road & Rail (8.2%)
	Union Pacific Corp.	1,048,029	136,506
	CSX Corp.	1,130,360	60,723
	Norfolk Southern Corp.	380,967	52,985
	Kansas City Southern	137,893	14,208
	JB Hunt Transport Services
	Inc.	116,927	13,864
	Old Dominion Freight Line
	Inc.	82,194	11,418
	Knight-Swift Transportation
	Holdings Inc.	177,533	8,550
	Landstar System Inc.	55,827	6,074
*	Genesee & Wyoming Inc.
	Class A	82,043	5,704
	Ryder System Inc.	70,437	5,098
*	Avis Budget Group Inc.	97,494	4,405
	AMERCO	9,155	3,149

Industrials Index Fund

			Market
			Value•
		Shares	($000)
*	Saia Inc.	33,868	2,461
	Werner Enterprises Inc.	62,637	2,333
*	Hertz Global Holdings Inc.	66,957	1,218
	Heartland Express Inc.	61,325	1,197
	Marten Transport Ltd.	54,305	1,176
	ArcBest Corp.	32,737	1,084
*	Daseke Inc.	52,345	527
*	YRC Worldwide Inc.	44,649	389
*	Roadrunner Transportation
	Systems Inc.	41,259	158
			333,227
Trading Companies & Distributors (3.2%)
	Fastenal Co.	382,635	20,938
*	United Rentals Inc.	112,608	19,717
	WW Grainger Inc.	72,079	18,852
*	HD Supply Holdings Inc.	235,936	8,553
	Watsco Inc.	40,646	6,722
	Air Lease Corp. Class A	130,509	5,699
	MSC Industrial Direct Co.
	Inc. Class A	59,264	5,184
*	Beacon Roofing Supply Inc.	90,120	4,768
*	Univar Inc.	149,927	4,319
*	WESCO International Inc.	62,543	3,893
*	SiteOne Landscape Supply
	Inc.	52,917	3,643
	Applied Industrial
	Technologies Inc.	51,651	3,636
	GATX Corp.	48,422	3,338
	Triton International Ltd.	80,312	2,290
*	MRC Global Inc.	125,950	2,082
	Kaman Corp.	31,351	1,919
*	Herc Holdings Inc.	28,350	1,849
*	Rush Enterprises Inc.
	Class A	41,648	1,770
	H&E Equipment Services
	Inc.	42,625	1,607
*	BMC Stock Holdings Inc.	80,459	1,509
	Aircastle Ltd.	72,836	1,419
*	NOW Inc.	143,480	1,362
*	GMS Inc.	43,844	1,357
*	DXP Enterprises Inc.	21,988	654
*	Veritiv Corp.	15,946	387

		Market
		Value•
	Shares	($000)
* Foundation Building
Materials Inc.	25,856	354
* Nexeo Solutions Inc.	36,338	338
* Rush Enterprises Inc.
Class B	5,567	222
		128,381
Transportation Infrastructure (0.1%)
Macquarie Infrastructure
Corp.	106,880	4,329
		4,329
Total Common Stocks
(Cost $3,295,478)		4,050,158
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1,2] Vanguard Market Liquidity
Fund, 1.601%
(Cost $1,093)	10,929	1,093
Total Investments (100.0%)
(Cost $3,296,571)		4,051,251

		Amount
		($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard		220
Receivables for Investment
Securities Sold		24,589
Receivables for Accrued Income		10,662
Receivables for Capital Shares Issued		143
Total Other Assets		35,614
Liabilities
Payables for Investment
Securities Purchased		(27,591)
Collateral for Securities on Loan		(1,093)
Payables for Capital Shares Redeemed		(852)
Payables to Vanguard		(964)
Other Liabilities		(7,053)
Total Liabilities		(37,553)
Net Assets (100%) 4,049,312

See accompanying Notes, which are an integral part of the Financial Statements.

At February 28, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	3,343,481
Undistributed Net Investment Income	10,936
Accumulated Net Realized Losses	(59,785)
Unrealized Appreciation (Depreciation)	754,680
Net Assets	4,049,312

ETF Shares—Net Assets
Applicable to 26,880,405 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,829,312
Net Asset Value Per Share—
ETF Shares $142.46

Admiral Shares—Net Assets
Applicable to 3,006,063 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	220,000
Net Asset Value Per Share—
Admiral Shares	$73.19

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $1,082,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
2 Includes $1,093,000 of collateral received for securities on loan.

Industrials Index Fund

Statement of Operations

Six Months Ended
February 28, 2018
($000)
Investment Income
Income
Dividends	32,275
Interest[1]	5
Securities Lending—Net	43
Total Income	32,323
Expenses
The Vanguard Group—Note B
Investment Advisory Services	459
Management and Administrative—
ETF Shares	1,035
Management and Administrative—
Admiral Shares	58
Marketing and Distribution—
ETF Shares	93
Marketing and Distribution—
Admiral Shares	8
Custodian Fees	61
Shareholders’ Reports and Proxy—
ETF Shares	144
Shareholders’ Reports and Proxy—
Admiral Shares	8
Trustees’ Fees and Expenses	1
Total Expenses	1,867
Net Investment Income	30,456
Realized Net Gain (Loss) on
Investment Securities Sold[1]	85,148
Change in Unrealized Appreciation
(Depreciation) of Investment Securities[1]	274,681
Net Increase (Decrease) in Net Assets
Resulting from Operations	390,285

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $5,000, ($1,000), and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	30,456	56,877
Realized Net Gain (Loss)	85,148	92,010
Change in Unrealized Appreciation (Depreciation)	274,681	293,618
Net Increase (Decrease) in Net Assets Resulting from Operations	390,285	442,505
Distributions
Net Investment Income
ETF Shares	(30,114)	(51,022)
Admiral Shares	(1,707)	(2,396)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(31,821)	(53,418)
Capital Share Transactions
ETF Shares	287,880	492,584
Admiral Shares	25,138	81,187
Net Increase (Decrease) from Capital Share Transactions	313,018	573,771
Total Increase (Decrease)	671,482	962,858
Net Assets
Beginning of Period	3,377,830	2,414,972
End of Period[1]	4,049,312	3,377,830
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $10,936,000 and $12,296,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$128.70	$111.57	$99.23	$103.95	$84.17	$67.82
Investment Operations
Net Investment Income	1.125[1]	2.383[1]	2.083	1.914	1.508	1.517[1]
Net Realized and Unrealized Gain (Loss)
on Investments	13.837	16.998	13.204	(4.961)	19.332	16.321
Total from Investment Operations	14.962	19.381	15.287	(3.047)	20.840	17.838
Distributions
Dividends from Net Investment Income	(1.202)	(2.251)	(2.947)	(1.673)	(1.060)	(1.488)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.202)	(2.251)	(2.947)	(1.673)	(1.060)	(1.488)
Net Asset Value, End of Period	$142.46	$128.70	$111.57	$99.23	$103.95	$84.17
Total Return	11.67%	17.55%	15.78%	-3.03%	24.83%	26.69%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,829	$3,202	$2,338	$1,898	$1,883	$1,104
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.61%	1.95%	2.08%	1.83%	1.69%	1.97%
Portfolio Turnover Rate[2]	4%	5%	8%	4%	5%	6%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$66.12	$57.32	$50.98	$53.40	$43.24	$34.84
Investment Operations
Net Investment Income	. 576[1]	1.237[1]	1.069	.982	.780	.780[1]
Net Realized and Unrealized Gain (Loss)
on Investments	7.113	8.721	6.783	(2.541)	9.922	8.382
Total from Investment Operations	7.689	9.958	7.852	(1.559)	10.702	9.162
Distributions
Dividends from Net Investment Income	(.619)	(1.158)	(1.512)	(.861)	(.542)	(.762)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.619)	(1.158)	(1.512)	(.861)	(.542)	(.762)
Net Asset Value, End of Period	$73.19	$66.12	$57.32	$50.98	$53.40	$43.24
Total Return[2]	11.67%	17.55%	15.77%	-2.98%	24.84%	26.70%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$220	$176	$77	$66	$71	$18
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.61%	1.95%	2.08%	1.83%	1.69%	1.97%
Portfolio Turnover Rate[3]	4%	5%	8%	4%	5%	6%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Notes to Financial Statements

Vanguard Industrials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at February 28, 2018.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and for the period ended February 28, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income

Industrials Index Fund

represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2018, the fund had contributed to Vanguard capital in the amount of $220,000 representing 0.01% of the fund’s net assets and 0.09% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted
on the Statement of Net Assets.

At February 28, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Industrials Index Fund

During the six months ended February 28, 2018, the fund realized $91,364,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2017, the fund had available capital losses totaling $53,569,000 to offset future net capital gains. Of this amount, $16,635,000 is subject to expiration dates; $11,504,000 may be used to offset future net capital gains through August 31, 2018, and $5,131,000 through August 31, 2019. Capital losses of $36,934,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2018, the cost of investment securities for tax purposes was $3,296,780,000. Net unrealized appreciation of investment securities for tax purposes was $754,471,000, consisting of unrealized gains of $974,793,000 on securities that had risen in value since their purchase and $220,322,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2018, the fund purchased $655,814,000 of investment securities and sold $341,245,000 of investment securities, other than temporary cash investments. Purchases and sales include $497,985,000 and $265,285,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2018		August 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	558,166	3,951	957,768	7,878
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(270,286)	(1,950)	(465,184)	(3,950)
Net Increase (Decrease)—ETF Shares	287,880	2,001	492,584	3,928
Admiral Shares
Issued	70,217	974	137,665	2,204
Issued in Lieu of Cash Distributions	1,474	21	2,135	34
Redeemed	(46,553)	(646)	(58,613)	(930)
Net Increase (Decrease)—Admiral Shares	25,138	349	81,187	1,308

At February 28, 2018, one shareholder was the record or beneficial owner of 48% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio.

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2018, that would require recognition or disclosure in these financial statements.

Information Technology Index Fund

Fund Profile
As of February 28, 2018

Share-Class Characteristics
		ETF	Admiral
	Shares		Shares
Ticker Symbol		VGT	VITAX
Expense Ratio[1]	0.10%		0.10%
30-Day SEC Yield	1.01%		1.01%

Portfolio Characteristics
		MSCI
		US IMI/
Information			MSCI
Technology			US IMI/
	Fund	25/50	2500
Number of Stocks	358	358	2,469
Median Market Cap $209.9B		$209.9B	$68.2B
Price/Earnings Ratio	31.8x	31.9x	21.9x
Price/Book Ratio	5.7x	5.7x	3.1x
Return on Equity	18.8%	18.8%	15.0%
Earnings Growth Rate	8.3%	8.4%	8.5%
Dividend Yield	1.0%	1.0%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	3%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Information
	Technology	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.64
Beta	1.00	1.08

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)
Application Software	6.6%
Communications Equipment	5.0
Data Processing & Outsourced Services	11.9
Electronic Components	1.2
Electronic Equipment & Instruments	1.0
Electronic Manufacturing Services	1.1
Home Entertainment Software	1.6
Internet Software & Services	19.3
IT Consulting & Other Services	5.5
Semiconductor Equipment	2.3
Semiconductors	14.0
Systems Software	14.6
Technology Distributors	0.3
Technology Hardware, Storage & Peripherals	15.6

Sector categories are based on the Global Industry
Classification Standard (“GICS”), except for the “Other”
category (if applicable), which includes securities that have not been provided a GICS classification as of the effective
reporting period.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Technology Hardware,
	Storage & Peripherals	13.5%
Microsoft Corp.	Systems Software	10.2
Alphabet Inc.	Internet Software
	& Services	10.0
Facebook Inc.	Internet Software
	& Services	6.3
Intel Corp.	Semiconductors	3.4
Visa Inc.	Data Processing
	& Outsourced Services	3.3
Cisco Systems Inc.	Communications
	Equipment	3.3
Mastercard Inc.	Data Processing
	& Outsourced Services	2.4
Oracle Corp.	Systems Software	2.3
NVIDIA Corp.	Semiconductors	2.2
Top Ten		56.9%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2018, the annualized expense ratios were 0.10% for Admiral Shares and 0.10% for ETF Shares.

Information Technology Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2007–February 28, 2018

Information Technology Index Fund ETF Shares Net Asset Value
Spliced US IMI/Information Technology 25/50
For a benchmark description, see the Glossary.
Note: For 2018, performance data reflect the six months ended February 28, 2018.

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		37.04%	20.40%	11.71%
Net Asset Value		37.07	20.39	11.70
Admiral Shares	3/25/2004	37.07	20.41	11.70

See Financial Highlights for dividend and capital gains information.

Information Technology Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Commercial Services & Supplies (0.0%)
	Commercial Printing (0.0%)
*	Cimpress NV	450	73
			73
Communications Equipment (5.0%)
	Cisco Systems Inc.	15,249,903	682,891
	Motorola Solutions Inc.	499,888	53,063
*	Palo Alto Networks Inc.	283,417	49,136
*	Arista Networks Inc.	146,596	39,543
	Juniper Networks Inc.	1,157,278	29,696
*	F5 Networks Inc.	193,220	28,697
*	CommScope Holding Co.
	Inc.	587,844	22,755
*	ARRIS International plc	550,360	14,034
*,^ ViaSat Inc.		170,678	11,912
*	Lumentum Holdings Inc.	191,230	11,665
*	Ciena Corp.	440,219	10,200
*	EchoStar Corp. Class A	148,455	8,613
	InterDigital Inc.	106,986	7,682
*	NetScout Systems Inc.	255,200	6,775
*	Viavi Solutions Inc.	701,423	6,748
*	Finisar Corp.	351,215	6,322
	Plantronics Inc.	101,806	5,502
*	NETGEAR Inc.	97,434	5,432
*,^ Ubiquiti Networks Inc.		83,974	5,341
*	Infinera Corp.	460,831	4,585
*	Extreme Networks Inc.	327,599	3,738
*,^ Oclaro Inc.		519,978	3,728
*	CalAmp Corp.	108,772	2,545
*	Mitel Networks Corp.	280,808	2,297
	ADTRAN Inc.	146,607	2,294
*,^ Acacia Communications
	Inc.	54,380	2,104
	Comtech
	Telecommunications Corp.	72,611	1,605
*,^ Applied Optoelectronics Inc.		56,671	1,583
*	Ribbon Communications
	Inc.	160,290	1,039
*	Calix Inc.	137,933	903
*	Harmonic Inc.	248,016	750
*	Quantenna
	Communications Inc.	42,048	578
			1,033,756
Electronic Equipment, Instruments
& Components (3.8%)
	TE Connectivity Ltd.	1,084,655	111,817
	Amphenol Corp. Class A	941,780	86,069
	Corning Inc.	2,681,120	77,967
	CDW Corp.	472,132	34,433
*	Flex Ltd.	1,630,011	29,503
*	Trimble Inc.	776,528	29,454
	Cognex Corp.	534,323	28,698
*	IPG Photonics Corp.	115,824	28,451
*	Keysight Technologies Inc.	573,601	26,965
*	Zebra Technologies Corp.	163,873	22,637
*	Arrow Electronics Inc.	271,290	22,132

			Market
			Value•
		Shares	($000)
	FLIR Systems Inc.	426,886	20,960
	National Instruments Corp.	363,093	18,358
	Universal Display Corp.	130,799	16,978
*	Coherent Inc.	76,723	16,047
	Avnet Inc.	372,248	15,895
	Littelfuse Inc.	76,459	15,865
	Jabil Inc.	489,586	13,263
*	Tech Data Corp.	117,903	12,184
	Dolby Laboratories Inc.
	Class A	182,849	11,803
	SYNNEX Corp.	92,348	11,419
	Belden Inc.	130,041	9,458
*	Rogers Corp.	56,281	7,728
*	Itron Inc.	107,636	7,534
	Vishay Intertechnology Inc.	405,215	7,456
*	Anixter International Inc.	92,184	6,964
*	II-VI Inc.	173,099	6,664
*	Plexus Corp.	103,245	6,228
*	Sanmina Corp.	221,785	6,110
*	VeriFone Systems Inc.	344,267	5,715
*	Novanta Inc.	101,178	5,651
*	Benchmark Electronics Inc.	154,900	4,647
*	TTM Technologies Inc.	266,379	4,305
	Methode Electronics Inc.	108,574	4,283
	Badger Meter Inc.	89,329	4,252
*	Knowles Corp.	275,878	3,984
*	Insight Enterprises Inc.	110,273	3,852
*	OSI Systems Inc.	55,506	3,505
*	Fabrinet	115,065	3,469
*	ePlus Inc.	44,112	3,377
*	FARO Technologies Inc.	51,990	3,086
*	KEMET Corp.	156,050	2,806
	AVX Corp.	156,662	2,710
	MTS Systems Corp.	54,956	2,690
*,^ Fitbit Inc. Class A		540,778	2,585
*	ScanSource Inc.	78,589	2,574
	CTS Corp.	96,999	2,493
	Systemax Inc.	74,479	2,128
*	Kimball Electronics Inc.	83,721	1,452
	Mesa Laboratories Inc.	10,707	1,403
	Daktronics Inc.	120,725	1,076
	Park Electrochemical Corp.	58,732	1,000
	PC Connection Inc.	36,297	901
			782,984
Internet Software & Services (19.3%)
*	Facebook Inc. Class A	7,355,298	1,311,597
*	Alphabet Inc. Class C	970,175	1,071,781
*	Alphabet Inc. Class A	919,936	1,015,536
*	eBay Inc.	3,061,041	131,196
*	Twitter Inc.	1,947,269	62,040
	MercadoLibre Inc.	129,373	50,193
*	Akamai Technologies Inc.	521,763	35,198
*	IAC/InterActiveCorp	234,982	34,991
*,^ VeriSign Inc.		273,588	31,742
*,^ GrubHub Inc.		254,037	25,254
*	GoDaddy Inc. Class A	398,851	23,855
	LogMeIn Inc.	162,601	18,789

			Market
			Value•
		Shares	($000)
*	Zillow Group Inc.	331,027	15,780
*	2U Inc.	160,844	13,315
*	Nutanix Inc.	331,467	12,082
	j2 Global Inc.	148,799	11,014
*	Yelp Inc. Class A	244,195	10,637
*	Stamps.com Inc.	51,152	9,773
*	Box Inc.	347,604	8,363
*	Envestnet Inc.	136,172	7,503
*	Zillow Group Inc. Class A	155,867	7,410
*	New Relic Inc.	101,495	7,285
*,^ Twilio Inc. Class A		201,254	6,875
*	Etsy Inc.	262,363	6,640
*	Cornerstone OnDemand Inc.	160,576	6,584
*,^ Match Group Inc.		155,608	6,232
*,^ Cars.com Inc.		209,450	5,737
*,^ Trade Desk Inc. Class A		92,167	5,185
*	GTT Communications Inc.	100,364	5,179
*	Q2 Holdings Inc.	96,216	4,383
*	Five9 Inc.	137,247	4,167
*	Instructure Inc.	87,488	3,797
*	Coupa Software Inc.	82,911	3,698
*,^ Pandora Media Inc.		780,930	3,444
*	MINDBODY Inc. Class A	91,489	3,262
*	SPS Commerce Inc.	53,873	3,234
*	Blucora Inc.	136,923	3,190
*	Quotient Technology Inc.	226,909	2,984
*	Shutterstock Inc.	59,136	2,972
*	Hortonworks Inc.	152,429	2,741
	NIC Inc.	193,345	2,610
*	TrueCar Inc.	231,138	2,563
*	LivePerson Inc.	156,352	2,259
*	Web.com Group Inc.	119,850	2,157
*	Apptio Inc. Class A	72,423	2,093
*	Alarm.com Holdings Inc.	50,155	1,812
*	CommerceHub Inc.	89,572	1,706
*,^ Gogo Inc.		174,946	1,589
*	Endurance International
	Group Holdings Inc.	199,732	1,458
*	XO Group Inc.	74,220	1,430
*,^ Tucows Inc. Class A		24,670	1,426
*	Cision Ltd.	113,730	1,369
*	Appfolio Inc.	31,718	1,272
*,^ Yext Inc.		96,495	1,226
*,^ Benefitfocus Inc.		49,268	1,192
*	CommerceHub Inc. Class A	41,539	823
*	Meet Group Inc.	214,161	561
*	Internap Corp.	29,174	380
*,^ Veritone Inc.		19,233	268
*	DHI Group Inc.	151,091	249
			4,024,081
IT Services (17.3%)
	Visa Inc. Class A	5,593,871	687,710
	Mastercard Inc. Class A	2,897,147	509,203
	International Business
	Machines Corp.	2,712,823	422,739
	Accenture plc Class A	1,896,179	305,304
*	PayPal Holdings Inc.	3,521,905	279,674

Information Technology Index Fund

			Market
			Value•
		Shares	($000)
	Automatic Data
	Processing Inc.	1,367,941	157,751
	Cognizant Technology
	Solutions Corp. Class A	1,818,791	149,177
	Fidelity National
	Information Services Inc.	1,029,848	100,081
*	Fiserv Inc.	642,872	92,181
	DXC Technology Co.	881,714	90,411
*	Worldpay Inc. Class A	915,853	74,441
	Paychex Inc.	997,543	64,970
	Global Payments Inc.	490,746	55,646
*	FleetCor Technologies Inc.	276,288	55,238
	Total System Services Inc.	510,424	44,892
*	Square Inc.	829,001	38,175
	Alliance Data Systems
	Corp.	153,394	36,962
	Broadridge Financial
	Solutions Inc.	359,363	36,073
*	Gartner Inc.	279,565	31,705
	Leidos Holdings Inc.	443,199	28,059
	Western Union Co.	1,414,890	28,043
	Jack Henry & Associates
	Inc.	238,300	27,953
*	First Data Corp. Class A	1,405,392	21,952
	CSRA Inc.	504,604	20,452
*	Black Knight Inc.	397,029	18,918
*	WEX Inc.	119,080	17,808
*	EPAM Systems Inc.	154,798	17,511
	Booz Allen Hamilton
	Holding Corp. Class A	448,970	17,029
	DST Systems Inc.	185,795	15,453
	Sabre Corp.	634,918	14,584
*	Teradata Corp.	372,787	13,726
	MAXIMUS Inc.	200,456	13,427
*	Euronet Worldwide Inc.	154,529	13,115
*	CoreLogic Inc./United
	States	253,598	11,539
*	CACI International Inc.
	Class A	75,929	11,317
*	Conduent Inc.	550,594	10,406
	Science Applications
	International Corp.	133,176	9,641
*	Blackhawk Network
	Holdings Inc.	165,974	7,427
*	Acxiom Corp.	245,166	6,710
	Convergys Corp.	284,954	6,614
*	ExlService Holdings Inc.	104,696	5,970
	Travelport Worldwide Ltd.	386,646	5,510
	CSG Systems International
	Inc.	103,349	4,824
	ManTech International
	Corp./VA Class A	79,500	4,481
*	Virtusa Corp.	86,526	4,129
*	Sykes Enterprises Inc.	118,483	3,443
*	Cardtronics plc Class A	141,902	3,176
	EVERTEC Inc.	190,323	3,083
*	Syntel Inc.	104,379	2,803
	Cass Information Systems
	Inc.	37,769	2,212
*	Perficient Inc.	108,726	2,117
*	Unisys Corp.	158,910	1,780
*	Net 1 UEPS Technologies
	Inc.	172,855	1,772
*	TTEC Holdings Inc.	48,855	1,742
*	Everi Holdings Inc.	206,507	1,538
*	Presidio Inc.	98,120	1,434
	Hackett Group Inc.	73,878	1,332
*	MoneyGram International
	Inc.	94,550	1,015
			3,616,378

			Market
			Value•
		Shares	($000)
Professional Services (0.0%)
	Research & Consulting Services (0.0%)
*	CoStar Group Inc.	690	236
			236
Semiconductors & Semiconductor
Equipment (16.3%)
	Intel Corp.	14,435,142	711,508
	NVIDIA Corp.	1,869,006	452,299
	Texas Instruments Inc.	3,039,792	329,361
	Broadcom Ltd.	1,258,298	310,120
	QUALCOMM Inc.	4,546,783	295,541
	Applied Materials Inc.	3,289,270	189,429
*	Micron Technology Inc.	3,555,164	173,528
	Analog Devices Inc.	1,136,792	102,482
	Lam Research Corp.	499,469	95,828
	Microchip Technology Inc.	721,267	64,142
	Skyworks Solutions Inc.	566,598	61,901
	Xilinx Inc.	773,834	55,136
	KLA-Tencor Corp.	483,248	54,757
	Maxim Integrated
	Products Inc.	868,044	52,899
*	Qorvo Inc.	392,062	31,643
*	ON Semiconductor Corp.	1,307,268	31,270
*,^ Advanced Micro Devices
	Inc.	2,529,930	30,637
	Marvell Technology
	Group Ltd.	1,212,279	28,476
	Teradyne Inc.	605,399	27,485
*	Microsemi Corp.	362,187	23,506
*	Cavium Inc.	213,234	18,986
	MKS Instruments Inc.	167,497	18,651
	Cypress Semiconductor
	Corp.	1,027,799	17,956
*	First Solar Inc.	241,740	15,193
	Entegris Inc.	437,917	14,539
	Monolithic Power
	Systems Inc.	121,562	14,230
	Versum Materials Inc.	336,326	12,451
*	Integrated Device
	Technology Inc.	409,498	12,424
*	Silicon Laboratories Inc.	131,409	12,287
*	Cree Inc.	302,686	11,451
*	Mellanox Technologies Ltd.	141,887	9,762
*	Cirrus Logic Inc.	197,575	8,755
*	Advanced Energy Industries
	Inc.	123,043	8,160
	Cabot Microelectronics
	Corp.	77,975	7,946
*	Semtech Corp.	203,932	6,862
	Power Integrations Inc.	91,608	6,156
	Brooks Automation Inc.	216,936	5,794
*	Kulicke & Soffa Industries
	Inc.	217,368	5,065
*	Ambarella Inc.	103,469	4,975
*	Synaptics Inc.	104,343	4,849
*	MaxLinear Inc.	207,115	4,708
*	SolarEdge Technologies Inc. 86,666		4,338
*	Rambus Inc.	339,194	4,311
*	Diodes Inc.	121,105	3,645
	Xperi Corp.	152,645	3,366
*	Amkor Technology Inc.	330,689	3,323
*,^ Inphi Corp.		117,262	3,254
*	FormFactor Inc.	223,821	2,932
*,^ MACOM Technology
	Solutions Holdings Inc.	128,571	2,744
*	Veeco Instruments Inc.	150,437	2,730
*	CEVA Inc.	67,602	2,484
*	Rudolph Technologies Inc.	91,803	2,437
*	Axcelis Technologies Inc.	96,025	2,348
*	Ultra Clean Holdings Inc.	118,201	2,277

			Market
			Value•
		Shares	($000)
*	Lattice Semiconductor
	Corp.	358,134	2,152
*	Nanometrics Inc.	75,565	1,994
*	Xcerra Corp.	171,643	1,716
*	Photronics Inc.	217,089	1,693
*,^ Ichor Holdings Ltd.		63,738	1,647
*,^ SunPower Corp. Class A		195,484	1,386
*	SMART Global Holdings
	Inc.	30,104	1,045
*	PDF Solutions Inc.	84,602	943
*	Alpha & Omega
	Semiconductor Ltd.	57,678	887
*,^ Impinj Inc.		52,803	673
*,^ NeoPhotonics Corp.		108,664	660
			3,398,133
Software (22.7%)
	Microsoft Corp.	22,604,854	2,119,657
	Oracle Corp.	9,653,851	489,161
*	Adobe Systems Inc.	1,520,460	317,974
*	salesforce.com Inc.	2,116,368	246,028
	Activision Blizzard Inc.	2,215,463	162,017
	Intuit Inc.	749,102	124,995
*	Electronic Arts Inc.	949,757	117,485
*	ServiceNow Inc.	532,620	85,757
*	Red Hat Inc.	545,800	80,451
*	Autodesk Inc.	608,443	71,474
*	Workday Inc. Class A	422,475	53,515
	Symantec Corp.	1,911,949	50,265
*	Dell Technologies Inc.
	Class V	626,540	46,546
*	Citrix Systems Inc.	464,690	42,751
*	ANSYS Inc.	261,823	41,876
*	Splunk Inc.	431,713	40,236
*	Take-Two Interactive
	Software Inc.	351,635	39,337
*	Synopsys Inc.	463,568	39,250
	CA Inc.	968,181	33,983
*	Cadence Design Systems
	Inc.	870,963	33,767
*,^ VMware Inc. Class A		218,569	28,796
	SS&C Technologies
	Holdings Inc.	539,844	26,733
*	PTC Inc.	358,144	26,417
	CDK Global Inc.	381,764	26,220
*	Fortinet Inc.	455,316	22,980
*	Tyler Technologies Inc.	110,235	22,390
*	Ultimate Software Group
	Inc.	87,562	20,880
*	Guidewire Software Inc.	232,076	18,640
*	Aspen Technology Inc.	223,369	17,262
*,^ Snap Inc.		933,597	16,170
*	Tableau Software Inc.
	Class A	197,751	16,150
	Fair Isaac Corp.	92,490	15,718
	Blackbaud Inc.	148,161	15,189
*	Proofpoint Inc.	138,352	14,827
*	Nuance Communications
	Inc.	895,440	14,381
*,^ Paycom Software Inc.		143,590	14,204
*	Zendesk Inc.	313,893	13,554
*	HubSpot Inc.	104,117	11,562
*	RingCentral Inc. Class A	180,008	11,277
*	Ellie Mae Inc.	106,617	9,454
*	RealPage Inc.	179,358	9,371
*	Manhattan Associates Inc.	213,566	8,991
*	ACI Worldwide Inc.	364,505	8,621
*	FireEye Inc.	514,566	8,537
*	Zynga Inc. Class A	2,413,506	8,351
*	Verint Systems Inc.	197,944	7,700
*	Callidus Software Inc.	210,054	7,541

Information Technology Index Fund

			Market
			Value•
		Shares	($000)
*	Qualys Inc.	99,077	7,337
*	CommVault Systems Inc.	135,916	7,074
	Pegasystems Inc.	120,528	6,991
	Progress Software Corp.	133,659	6,265
	TiVo Corp.	375,714	5,636
	Ebix Inc.	63,194	5,305
*	8x8 Inc.	282,949	5,164
*	Bottomline Technologies
	de Inc.	125,133	4,753
*	Paylocity Holding Corp.	89,060	4,165
*	Imperva Inc.	88,619	4,134
*	MicroStrategy Inc. Class A	29,328	3,753
*	Blackline Inc.	72,604	3,195
	Monotype Imaging
	Holdings Inc.	128,072	3,086
*	Varonis Systems Inc.	47,352	2,659
*	PROS Holdings Inc.	84,239	2,641
*	Rapid7 Inc.	90,956	2,402
*	Everbridge Inc.	69,250	2,210
*	Workiva Inc.	73,246	1,666
	QAD Inc. Class A	31,918	1,436
*	Synchronoss Technologies
	Inc.	140,749	1,315
*	Glu Mobile Inc.	331,924	1,231
*	VASCO Data Security
	International Inc.	91,474	1,102
*	A10 Networks Inc.	152,949	960
*	Upland Software Inc.	31,516	752
*	MobileIron Inc.	127,784	613
*	Rubicon Project Inc.	133,943	216
			4,744,502
Technology Hardware, Storage
& Peripherals (15.6%)
	Apple Inc.	15,836,763	2,820,844
	HP Inc.	5,151,950	120,504
	Hewlett Packard
	Enterprise Co.	4,920,092	91,464
	Western Digital Corp.	912,271	79,404
	NetApp Inc.	822,949	49,830
	Seagate Technology plc	892,306	47,649
	Xerox Corp.	667,150	20,228

		Market
		Value•
	Shares	($000)
* NCR Corp.	374,926	12,373
* Pure Storage Inc. Class A	254,120	5,507
* Electronics For Imaging Inc.	140,740	3,855
^ Diebold Nixdorf Inc.	210,541	3,305
*,^ 3D Systems Corp.	333,229	3,166
* Cray Inc.	125,675	2,740
* Super Micro Computer Inc.	120,063	2,173
*,^ Eastman Kodak Co.	74,091	389
		3,263,431
Total Common Stocks
(Cost $13,646,146) 20,863,574
Temporary Cash Investment (0.3%)
Money Market Fund (0.3%)
[1,2] Vanguard Market Liquidity
Fund, 1.601%
(Cost $67,024)	670,256	67,019
Total Investments (100.3%)
(Cost $13,713,170) 20,930,593

		Amount
		($000)
Other Assets and Liabilities (-0.3%)
Other Assets
Investment in Vanguard		1,062
Receivables for Investment Securities Sold 57,204
Receivables for Accrued Income		25,264
Receivables for Capital Shares Issued		5,384
Other Assets[2]		4,368
Total Other Assets		93,282
Liabilities
Payables for Investment
Securities Purchased		(87,037)
Collateral for Securities on Loan		(69,042)
Payables for Capital Shares Redeemed		(6,405)
Payables to Vanguard		(3,689)
Total Liabilities		(166,173)
Net Assets (100%)		20,857,702

At February 28, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital 13,709,522
Undistributed Net Investment Income	39,421
Accumulated Net Realized Losses	(108,664)
Unrealized Appreciation (Depreciation)	7,217,423
Net Assets 20,857,702

ETF Shares—Net Assets
Applicable to 109,329,670 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	19,383,812
Net Asset Value Per Share—
ETF Shares $177.30

Admiral Shares—Net Assets
Applicable to 16,234,246 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,473,890
Net Asset Value Per Share—
Admiral Shares $90.79

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $67,220,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
2 Includes $69,042,000 of collateral received for securities on loan, of which $64,675,000 is held in Vanguard Market Liquidity Fund and $4,367,000 is held in cash.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Statement of Operations

Six Months Ended
February 28, 2018
($000)
Investment Income
Income
Dividends 103,875
Interest[1]	36
Securities Lending—Net	1,253
Total Income	105,164
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,378
Management and Administrative—
ETF Shares	5,872
Management and Administrative—
Admiral Shares	426
Marketing and Distribution—
ETF Shares	383
Marketing and Distribution—
Admiral Shares	44
Custodian Fees	101
Shareholders’ Reports and Proxy—
ETF Shares	653
Shareholders’ Reports and Proxy—
Admiral Shares	14
Trustees’ Fees and Expenses	5
Total Expenses	8,876
Net Investment Income	96,288
Realized Net Gain (Loss)
Investment Securities Sold[1] 444,944
Futures Contracts	(133)
Realized Net Gain (Loss)	444,811
Change in Unrealized Appreciation
(Depreciation) of Investment Securities[1] 2,396,485
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,937,584

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $36,000, ($5,000), and ($11,000), respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	96,288	153,008
Realized Net Gain (Loss)	444,811	568,141
Change in Unrealized Appreciation (Depreciation)	2,396,485	2,547,823
Net Increase (Decrease) in Net Assets Resulting from Operations	2,937,584	3,268,972
Distributions
Net Investment Income
ETF Shares	(86,522)	(139,774)
Admiral Shares	(5,816)	(7,749)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Return of Capital
Total Distributions	(92,338)	(147,523)
Capital Share Transactions
ETF Shares	2,085,346	2,257,412
Admiral Shares	356,283	307,238
Net Increase (Decrease) from Capital Share Transactions	2,441,629	2,564,650
Total Increase (Decrease)	5,286,875	5,686,099
Net Assets
Beginning of Period	15,570,827	9,884,728
End of Period[1]	20,857,702	15,570,827
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $39,421,000 and $35,471,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$151.19	$117.82	$102.35	$101.41	$77.63	$72.58
Investment Operations
Net Investment Income	. 882[1]	1.646[1]	1.566	1.277	1.135	1.011
Net Realized and Unrealized Gain (Loss)
on Investments	26.084	33.329	16.049	.834	23.589	4.872
Total from Investment Operations	26.966	34.975	17.615	2.111	24.724	5.883
Distributions
Dividends from Net Investment Income	(.856)	(1.605)	(2.145)	(1.171)	(.944)	(.833)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.856)	(1.605)	(2.145)	(1.171)	(.944)	(.833)
Net Asset Value, End of Period	$177.30	$151.19	$117.82	$102.35	$101.41	$77.63
Total Return	17.91%	29.93%	17.48%	2.05%	32.04%	8.23%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,384	$14,638	$9,429	$7,259	$5,876	$3,497
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.07%	1.24%	1.50%	1.35%	1.38%	1.53%
Portfolio Turnover Rate[2]	3%	6%	5%	3%	6%	6%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$77.42	$60.33	$52.41	$51.93	$39.75	$37.17
Investment Operations
Net Investment Income	. 460[1]	.850[1]	.802	.655	.580	.521
Net Realized and Unrealized Gain (Loss)
on Investments	13.350	17.062	8.216	.426	12.079	2.493
Total from Investment Operations	13.810	17.912	9.018	1.081	12.659	3.014
Distributions
Dividends from Net Investment Income	(.440)	(.822)	(1.098)	(.601)	(.479)	(.434)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.440)	(.822)	(1.098)	(.601)	(.479)	(.434)
Net Asset Value, End of Period	$90.79	$77.42	$60.33	$52.41	$51.93	$39.75
Total Return[2]	17.91%	29.94%	17.49%	2.09%	32.05%	8.24%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,474	$933	$456	$342	$241	$152
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.07%	1.24%	1.50%	1.35%	1.38%	1.53%
Portfolio Turnover Rate[3]	3%	6%	5%	3%	6%	6%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Notes to Financial Statements

Vanguard Information Technology Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at February 28, 2018.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and for the period ended February 28, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may

Information Technology Index Fund

experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2018, the fund had contributed to Vanguard capital in the amount of $1,062,000, representing 0.01% of the fund’s net assets and 0.42% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted
on the Statement of Net Assets.

At February 28, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

Information Technology Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2018, the fund realized $435,008,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2017, the fund had available capital losses totaling $118,467,000 to offset future net capital gains. Of this amount, $40,376,000 is subject to expiration dates; $20,048,000 may be used to offset future net capital gains through August 31, 2018, and $20,328,000 through August 31, 2019. Capital losses of $78,091,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2018, the cost of investment securities for tax purposes was $13,713,170,000. Net unrealized appreciation of investment securities for tax purposes was $7,217,423,000, consisting of unrealized gains of $7,311,229,000 on securities that had risen in value since their purchase and $93,806,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2018, the fund purchased $3,424,089,000 of investment securities and sold $973,311,000 of investment securities, other than temporary cash investments. Purchases and sales include $2,487,325,000 and $744,411,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2018		August 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	2,841,840	17,113	3,439,668	25,884
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(756,494)	(4,600)	(1,182,256)	(9,100)
Net Increase (Decrease)—ETF Shares	2,085,346	12,513	2,257,412	16,784
Admiral Shares
Issued	547,189	6,437	580,247	8,420
Issued in Lieu of Cash Distributions	5,268	66	7,094	107
Redeemed	(196,174)	(2,320)	(280,103)	(4,026)
Net Increase (Decrease)—Admiral Shares	356,283	4,183	307,238	4,501

At February 28, 2018, one shareholder was the record or beneficial owner of 32% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio.

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2018, that would require recognition or disclosure in these financial statements.

Materials Index Fund

Fund Profile
As of February 28, 2018

Share-Class Characteristics
		ETF	Admiral
	Shares		Shares
Ticker Symbol		VAW	VMIAX
Expense Ratio[1]	0.10%		0.10%
30-Day SEC Yield	1.66%		1.66%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Materials	US IMI/
	Fund	25/50	2500
Number of Stocks	119	119	2,469
Median Market Cap $24.6B		$24.6B	$68.2B
Price/Earnings Ratio	21.5x	21.5x	21.9x
Price/Book Ratio	2.9x	2.9x	3.1x
Return on Equity	17.2%	17.2%	15.0%
Earnings Growth Rate	7.7%	7.7%	8.5%
Dividend Yield	1.7%	1.7%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	2%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Materials		MSCI US
		25/50	IMI/2500
R-Squared		1.00	0.71
Beta		1.00	1.34

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)
Aluminum	1.2%
Commodity Chemicals	6.9
Construction Materials	4.1
Copper	2.8
Diversified Chemicals	21.0
Diversified Metals & Mining	0.3
Fertilizers & Agricultural Chemicals	9.5
Forest Products	0.6
Gold	2.8
Industrial Gases	8.4
Metal & Glass Containers	4.3
Paper Packaging	8.9
Paper Products	1.2
Silver	0.3
Specialty Chemicals	20.8
Steel	6.9

Sector categories are based on the Global Industry
Classification Standard (“GICS”), except for the “Other”
category (if applicable), which includes securities that have not been provided a GICS classification as of the effective
reporting period.

Ten Largest Holdings (% of total net assets)
DowDuPont Inc.	Diversified Chemicals	17.7%
Monsanto Co.	Fertilizers &
	Aricultural Chemicals	5.8
Praxair Inc.	Industrial Gases	4.6
LyondellBasell
Industries NV	Commodity Chemicals	3.9
Air Products &
Chemicals Inc.	Industrial Gases	3.8
Ecolab Inc.	Specialty Chemicals	3.7
Sherwin-Williams
Co.	Specialty Chemicals	3.6
PPG Industries Inc.	Specialty Chemicals	3.1
Freeport-McMoRan
Inc.	Copper	2.8
International Paper
Co.	Paper Packaging	2.5
Top Ten		51.5%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2018, the annualized expense ratios were 0.10% for ETF Shares and 0.10% for Admiral Shares.

Materials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2007–February 28, 2018

Materials Index Fund ETF Shares Net Asset Value
Spliced US IMI/Materials 25/50
For a benchmark description, see the Glossary.
Note: For 2018, performance data reflect the six months ended February 28, 2018.

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		23.71%	12.30%	6.71%
Net Asset Value		23.66	12.29	6.69
Admiral Shares	2/11/2004	23.68	12.30	6.68

See Financial Highlights for dividend and capital gains information.

Materials Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)
Chemicals (66.5%)
	DowDuPont Inc.	7,200,537	506,198
	Monsanto Co.	1,354,443	167,098
	Praxair Inc.	881,010	131,931
	LyondellBasell Industries
	NV Class A	1,031,778	111,659
	Air Products & Chemicals
	Inc.	672,717	108,166
	Ecolab Inc.	800,108	104,374
	Sherwin-Williams Co.	258,979	104,001
	PPG Industries Inc.	783,079	88,049
	Eastman Chemical Co.	442,320	44,710
	Celanese Corp. Class A	417,425	42,101
	International Flavors &
	Fragrances Inc.	243,039	34,329
	Albemarle Corp.	340,019	34,148
	FMC Corp.	413,170	32,426
	CF Industries Holdings Inc.	717,815	29,603
	Chemours Co.	569,831	27,073
	Mosaic Co.	1,026,285	27,012
*	Axalta Coating Systems
	Ltd.	674,746	20,782
	RPM International Inc.	410,971	20,454
	Huntsman Corp.	627,852	20,261
	Olin Corp.	512,249	16,648
	Valvoline Inc.	623,343	14,281
	WR Grace & Co.	208,595	13,805
	Ashland Global Holdings
	Inc.	191,295	13,548
	Westlake Chemical Corp.	119,242	12,909
	NewMarket Corp.	29,160	12,186
	Scotts Miracle-Gro Co.	132,860	11,936
	Cabot Corp.	190,767	11,480
	Trinseo SA	134,527	10,708
	PolyOne Corp.	248,922	10,283
*	Ingevity Corp.	129,745	9,719
	Sensient Technologies
	Corp.	133,945	9,637
	HB Fuller Co.	154,691	7,795
	Minerals Technologies Inc.	108,721	7,469
	Balchem Corp.	98,375	7,403
*	Platform Specialty Products
	Corp.	707,012	7,381
*	GCP Applied Technologies
	Inc.	220,296	6,774
	Quaker Chemical Corp.	40,901	5,830
*	Ferro Corp.	244,884	5,238
	Tronox Ltd. Class A	279,781	5,114
	Stepan Co.	62,338	4,993
	Innospec Inc.	74,154	4,816
*	Kraton Corp.	96,332	4,085

			Market
			Value•
		Shares	($000)
	A Schulman Inc.	90,793	3,981
*	AdvanSix Inc.	93,743	3,876
	Calgon Carbon Corp.	156,734	3,331
	Rayonier Advanced
	Materials Inc.	159,568	3,250
*	Koppers Holdings Inc.	63,544	2,567
	Innophos Holdings Inc.	60,318	2,507
	Chase Corp.	23,012	2,393
	American Vanguard Corp.	83,017	1,619
	Kronos Worldwide Inc.	70,966	1,522
*	OMNOVA Solutions Inc.	137,738	1,391
	Tredegar Corp.	75,910	1,211
*	Flotek Industries Inc.	176,560	1,051
	Hawkins Inc.	29,896	1,002
*	Intrepid Potash Inc.	300,235	994
	FutureFuel Corp.	80,131	961
*,^ LSB Industries Inc.		77,347	578
*	AgroFresh Solutions Inc.	68,688	532
			1,901,179
Construction Materials (4.1%)
	Vulcan Materials Co.	407,076	47,925
	Martin Marietta Materials
	Inc.	193,438	39,448
	Eagle Materials Inc.	149,670	15,001
*	Summit Materials Inc.
	Class A	338,809	10,717
*,^ US Concrete Inc.		48,616	3,537
	United States Lime &
	Minerals Inc.	6,761	481
*,^ Forterra Inc.		59,200	420
			117,529
Containers & Packaging (13.2%)
	International Paper Co.	1,207,097	71,931
	WestRock Co.	783,489	51,522
	Ball Corp.	1,023,257	40,879
	Packaging Corp. of
	America	290,331	34,608
	Avery Dennison Corp.	270,905	32,007
	Sealed Air Corp.	555,092	23,519
*	Berry Global Group Inc.	403,064	21,927
*	Crown Holdings Inc.	413,130	20,590
	AptarGroup Inc.	191,696	17,142
	Sonoco Products Co.	305,867	14,672
	Graphic Packaging Holding
	Co.	953,277	14,595
	Bemis Co. Inc.	279,427	12,320
*	Owens-Illinois Inc.	476,914	10,282
	Silgan Holdings Inc.	237,794	6,765
	Greif Inc. Class A	79,396	4,571
	Myers Industries Inc.	75,443	1,430
			378,760

			Market
			Value•
		Shares	($000)
Metals & Mining (14.3%)
*	Freeport-McMoRan Inc.	4,231,906	78,713
	Nucor Corp.	978,410	63,988
	Newmont Mining Corp.	1,641,222	62,695
	Steel Dynamics Inc.	729,285	33,729
*	Alcoa Corp.	569,401	25,606
	United States Steel Corp.	538,534	23,432
	Reliance Steel & Aluminum
	Co.	224,490	20,242
	Royal Gold Inc.	201,444	16,271
*	Allegheny Technologies
	Inc.	387,498	10,040
	Commercial Metals Co.	358,482	8,711
	Carpenter Technology Corp.	143,955	7,333
	Worthington Industries Inc.	145,590	6,441
	Compass Minerals
	International Inc.	104,237	6,285
*	Cleveland-Cliffs Inc.	865,421	6,084
	Kaiser Aluminum Corp.	51,982	5,217
*,^ AK Steel Holding Corp.		970,333	5,007
	Hecla Mining Co.	1,225,067	4,484
*	Coeur Mining Inc.	570,546	4,365
	Warrior Met Coal Inc.	106,632	3,328
	Materion Corp.	61,526	3,101
*	Century Aluminum Co.	161,627	3,079
	Schnitzer Steel Industries
	Inc.	82,495	2,805
*	SunCoke Energy Inc.	177,823	1,899
*	TimkenSteel Corp.	115,737	1,893
^	McEwen Mining Inc.	823,486	1,606
	Haynes International Inc.	38,523	1,603
*	Ryerson Holding Corp.	50,655	512
			408,469
Paper & Forest Products (1.8%)
	Louisiana-Pacific Corp.	445,964	12,710
	KapStone Paper and
	Packaging Corp.	268,400	9,364
	Domtar Corp.	193,090	8,643
	Boise Cascade Co.	118,936	4,793
	Neenah Inc.	51,652	3,959
	Schweitzer-Mauduit
	International Inc.	94,315	3,698
	PH Glatfelter Co.	134,665	2,749
*	Clearwater Paper Corp.	50,298	1,891
	Mercer International Inc.	139,478	1,841
*	Resolute Forest Products
	Inc.	178,620	1,447
			51,095
Total Common Stocks
(Cost $2,578,443)			2,857,032

Materials Index Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (0.2%)
Money Market Fund (0.2%)
[1,2] Vanguard Market Liquidity
Fund, 1.601%
(Cost $5,096)	50,955	5,095
Total Investments (100.1%)
(Cost $2,583,539)		2,862,127

		Amount
		($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Investment in Vanguard		158
Receivables for Investment Securities Sold 8,120
Receivables for Accrued Income		5,282
Receivables for Capital Shares Issued		583
Total Other Assets		14,143
Liabilities
Payables for Investment
Securities Purchased		(9,166)
Collateral for Securities on Loan		(5,095)
Payables for Capital Shares Redeemed		(330)
Payables to Vanguard		(894)
Other Liabilities		(2,889)
Total Liabilities		(18,374)
Net Assets (100%)		2,857,896

At February 28, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	2,655,198
Undistributed Net Investment Income	5,946
Accumulated Net Realized Losses	(81,836)
Unrealized Appreciation (Depreciation)	278,588
Net Assets	2,857,896

ETF Shares—Net Assets
Applicable to 17,891,390 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,400,192
Net Asset Value Per Share—
ETF Shares $134.15

Admiral Shares—Net Assets
Applicable to 6,696,143 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	457,704
Net Asset Value Per Share—
Admiral Shares $68.35

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $4,029,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
2 Includes $5,095,000 of collateral received for securities on loan.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Statement of Operations

Six Months Ended
February 28, 2018
($000)
Investment Income
Income
Dividends	22,049
Interest[1]	5
Securities Lending—Net	30
Total Income	22,084
Expenses
The Vanguard Group—Note B
Investment Advisory Services	332
Management and Administrative—
ETF Shares	578
Management and Administrative—
Admiral Shares	134
Marketing and Distribution—
ETF Shares	68
Marketing and Distribution—
Admiral Shares	17
Custodian Fees	27
Shareholders’ Reports and Proxy—
ETF Shares	153
Shareholders’ Reports and Proxy—
Admiral Shares	8
Trustees’ Fees and Expenses	1
Total Expenses	1,318
Net Investment Income	20,766
Realized Net Gain (Loss) on
Investment Securities Sold[1]	28,966
Change in Unrealized Appreciation
(Depreciation) of Investment Securities[1]	148,983
Net Increase (Decrease) in Net Assets
Resulting from Operations	198,715

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from affiliated companies of the fund were $5,000, ($1,000), and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	20,766	38,799
Realized Net Gain (Loss)	28,966	126,614
Change in Unrealized Appreciation (Depreciation)	148,983	144,927
Net Increase (Decrease) in Net Assets Resulting from Operations	198,715	310,340
Distributions
Net Investment Income
ETF Shares	(18,964)	(32,075)
Admiral Shares	(3,688)	(5,084)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(22,652)	(37,159)
Capital Share Transactions
ETF Shares	340,377	231,525
Admiral Shares	56,565	96,981
Net Increase (Decrease) from Capital Share Transactions	396,942	328,506
Total Increase (Decrease)	573,005	601,687
Net Assets
Beginning of Period	2,284,891	1,683,204
End of Period[1]	2,857,896	2,284,891
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $5,946,000 and $7,832,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$124.29	$108.16	$96.39	$113.50	$90.94	$79.81
Investment Operations
Net Investment Income	1.048[1]	2.175[1]	1.980	2.126	1.847	1.993
Net Realized and Unrealized Gain (Loss)
on Investments	9.991	16.072	12.770	(17.344)	22.612	10.708
Total from Investment Operations	11.039	18.247	14.750	(15.218)	24.459	12.701
Distributions
Dividends from Net Investment Income	(1.179)	(2.117)	(2.980)	(1.892)	(1.899)	(1.571)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.179)	(2.117)	(2.980)	(1.892)	(1.899)	(1.571)
Net Asset Value, End of Period	$134.15	$124.29	$108.16	$96.39	$113.50	$90.94
Total Return	8.92%	17.06%	15.83%	-13.56%	27.17%	16.08%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,400	$1,913	$1,448	$1,022	$1,323	$796
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.58%	1.87%	2.06%	1.86%	1.88%	2.32%
Portfolio Turnover Rate[2]	2%	5%	6%	4%	4%	7%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$63.33	$55.11	$49.12	$57.84	$46.34	$40.66
Investment Operations
Net Investment Income	. 533[1]	1.104[1]	1.008	1.088	.936	1.014
Net Realized and Unrealized Gain (Loss)
on Investments	5.089	8.195	6.505	(8.846)	11.528	5.464
Total from Investment Operations	5.622	9.299	7.513	(7.758)	12.464	6.478
Distributions
Dividends from Net Investment Income	(.602)	(1.079)	(1.523)	(.962)	(.964)	(.798)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.602)	(1.079)	(1.523)	(.962)	(.964)	(.798)
Net Asset Value, End of Period	$68.35	$63.33	$55.11	$49.12	$57.84	$46.34
Total Return[2]	8.91%	17.06%	15.80%	-13.54%	27.18%	16.12%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$458	$372	$235	$193	$175	$139
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.58%	1.87%	2.06%	1.86%	1.88%	2.32%
Portfolio Turnover Rate[3]	2%	5%	6%	4%	4%	7%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Notes to Financial Statements

Vanguard Materials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and for the period ended February 28, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2018, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Materials Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2018, the fund had contributed to Vanguard capital in the amount of $158,000, representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted
on the Statement of Net Assets.

At February 28, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2018, the fund realized $29,510,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2017, the fund had available capital losses totaling $81,292,000 to offset future net capital gains. Of this amount, $39,290,000 is subject to expiration dates; $18,156,000 may be used to offset future net capital gains through August 31, 2018, and $21,134,000 through August 31, 2019. Capital losses of $42,002,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2018, the cost of investment securities for tax purposes was $2,583,539,000. Net unrealized appreciation of investment securities for tax purposes was $278,588,000, consisting of unrealized gains of $398,530,000 on securities that had risen in value since their purchase and $119,942,000 in unrealized losses on securities that had fallen in value since their purchase.

Materials Index Fund

E. During the six months ended February 28, 2018, the fund purchased $513,202,000 of investment securities and sold $119,570,000 of investment securities, other than temporary cash investments. Purchases and sales include $413,481,000 and $96,993,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2018		August 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	440,708	3,251	683,681	5,853
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(100,331)	(750)	(452,156)	(3,850)
Net Increase (Decrease)—ETF Shares	340,377	2,501	231,525	2,003
Admiral Shares
Issued	110,733	1,609	183,082	3,049
Issued in Lieu of Cash Distributions	3,358	50	4,532	77
Redeemed	(57,526)	(837)	(90,633)	(1,520)
Net Increase (Decrease)—Admiral Shares	56,565	822	96,981	1,606

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2018, that would require recognition or disclosure in these financial statements.

Telecommunication Services Index Fund

Fund Profile
As of February 28, 2018

Share-Class Characteristics
		ETF	Admiral
	Shares		Shares
Ticker Symbol		VOX	VTCAX
Expense Ratio[1]	0.10%		0.10%
30-Day SEC Yield	3.69%		3.69%

Portfolio Characteristics
		MSCI
		US IMI/
		Telecom	MSCI
		Services	US IMI/
	Fund	25/50	2500
Number of Stocks	23	24	2,469
Median Market Cap	$52.1B	$52.1B	$68.2B
Price/Earnings Ratio	8.4x	8.4x	21.9x
Price/Book Ratio	1.5x	1.5x	3.1x
Return on Equity	14.5%	14.5%	15.0%
Earnings Growth Rate	29.6%	28.5%	8.5%
Dividend Yield	5.0%	5.1%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	25%	—	—
Short-Term Reserves	-0.5%	—	—

Volatility Measures
	MSCI US
	IMI/Telecom
	Services	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.28
Beta	1.00	0.61

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)
Alternative Carriers	22.8%
Integrated Telecommunication Services	60.7
Wireless Telecommunication Services	16.5

Sector categories are based on the Global Industry
Classification Standard (“GICS”), except for the “Other”
category (if applicable), which includes securities that have not been provided a GICS classification as of the effective
reporting period.

Ten Largest Holdings (% of total net assets)
Verizon	Integrated
Communications	Telecommunication
Inc.	Services	24.3%
AT&T Inc.	Integrated
	Telecommunication
	Services	22.2
CenturyLink Inc.	Alternative Carriers	5.0
T-Mobile US Inc.	Wireless
	Telecommunication
	Services	4.6
Zayo Group
Holdings Inc.	Alternative Carriers	3.4
Vonage Holdings
Corp	Alternative Carriers	3.0
Iridium
Communications Inc.	Alternative Carriers	2.6
Telephone & Data	Wireless
Systems Inc.	Telecommunication
	Services	2.6
Sprint Corp.	Wireless
	Telecommunication
	Services	2.6
Shenandoah	Wireless
Telecommunications	Telecommunication
Co.	Services	2.4
Top Ten		72.7%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2018, the annualized expense ratios were 0.10% for ETF and 0.10% for Admiral Shares.

Telecommunication Services Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2007–February 28, 2018

Telecommunication Services Index Fund ETF Shares Net Asset Value
Spliced US IMI/Telecommunication Services 25/50
For a benchmark description, see the Glossary.
Note: For 2018, performance data reflect the six months ended February 28, 2018.

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	9/23/2004
Market Price		-5.42%	9.02%	5.24%
Net Asset Value		-5.55	8.98	5.21
Admiral Shares	3/11/2005	-5.56	8.99	5.21

See Financial Highlights for dividend and capital gains information.

Telecommunication Services Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (98.9%)[1]
Diversified Telecommunication Services (82.6%)
	Alternative Carriers (22.5%)
	CenturyLink Inc.	3,100,306	54,782
*	Zayo Group Holdings Inc.	1,040,519	37,303
*	Vonage Holdings Corp.	3,262,841	33,118
*,^ Iridium Communications
	Inc.	2,469,793	28,897
*,2 pdvWireless Inc.		793,793	25,560
	Cogent Communications
	Holdings Inc.	593,355	25,425
*	ORBCOMM Inc.	2,422,775	25,197
*,^ Globalstar Inc.		19,840,161	18,860

	Integrated Telecommunication Services (60.1%)
	Verizon Communications
	Inc.	5,634,789	269,005
	AT&T Inc.	6,749,597	245,010
*	GCI Liberty Inc.	656,086	25,226
	ATN International Inc.	394,708	23,643
	Consolidated
	Communications
	Holdings Inc.	1,954,638	22,596
*	Cincinnati Bell Inc.	1,383,194	22,339
	IDT Corp. Class B	1,832,407	22,135
^	Frontier Communications
	Corp.	2,899,646	20,385
^	Windstream Holdings Inc.	8,908,425	14,075
			913,556
Wireless Telecommunication Services (16.3%)
*	T-Mobile US Inc.	838,565	50,825
	Telephone & Data
	Systems Inc.	1,021,992	28,657
*,^ Sprint Corp.		5,518,523	28,641
	Shenandoah
	Telecommunications Co.	807,486	26,486
*	United States Cellular
	Corp.	629,332	24,286
2	Spok Holdings Inc.	1,374,452	21,373
			180,268
Total Common Stocks
(Cost $1,269,718)			1,093,824

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (5.7%)[1]
Money Market Fund (5.7%)
[3,4] Vanguard Market Liquidity
Fund, 1.601%
(Cost $63,007)	630,076	63,001
Total Investments (104.6%)
(Cost $1,332,725)		1,156,825
Other Assets and Liabilities (-4.6%)
Other Assets		39,275
Liabilities [4]		(90,120)
		(50,845)
Net Assets (100%)		1,105,980

		Amount
		($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers		1,046,891
Affiliated Vanguard Funds		63,001
Other Affiliated Issuers		46,933
Total Investments in Securities		1,156,825
Investment in Vanguard		61
Receivables for Investment
Securities Sold		38,961
Receivables for Capital Shares Issued		249
Unrealized Appreciation—Swap Contracts —
Other Assets		4
Total Assets		1,196,100
Liabilities
Payables for Investment
Securities Purchased		27,088
Collateral for Securities on Loan		62,253
Payables for Capital Shares Redeemed		263
Payables to Vanguard		511
Variation Margin Payable—Futures Contracts 5
Total Liabilities		90,120
Net Assets		1,105,980

At February 28, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	1,388,350
Undistributed Net Investment Income	7,416
Accumulated Net Realized Losses	(113,881)
Unrealized Appreciation (Depreciation)
Investment Securities	(175,900)
Futures Contracts	(5)
Swap Contracts	—
Net Assets	1,105,980

ETF Shares—Net Assets
Applicable to 12,214,812 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,061,036
Net Asset Value Per Share—
ETF Shares	$86.86

Admiral Shares—Net Assets
Applicable to 1,015,353 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	44,944
Net Asset Value Per Share—
Admiral Shares	$44.26

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $51,445,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts and swap contracts.
After giving effect to futures and swap investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 4.7%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund
owns more than 5% of the outstanding voting securities of
such company.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
4 Includes $62,253,000 of collateral received for securities on loan.

Telecommunication Services Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	March 2018	45	6,107	(5)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Total Return Swaps
				Floating	Value and
				Interest	Unrealized
			Notional	Rate	Appreciation
	Termination		Amount	Received	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(Paid)[1]	($000)
Windstream Holdings Inc.	5/31/18	GSCM	4,770	(2.070%)	—

GSCM—Goldman Sachs Capital Management.
1 Payment received/paid monthly.

Unrealized appreciation (depreciation) on open swap contracts is required to be treated as ordinary income (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Statement of Operations

Six Months Ended
February 28, 2018
($000)
Investment Income
Income
Dividends Received from
Unaffiliated Issuers	21,653
Dividends Received from
Affiliated Issuers	162
Interest Received from
Affiliated Vanguard Fund	15
Securities Lending—Net	1,948
Total Income	23,778
Expenses
The Vanguard Group—Note B
Investment Advisory Services	166
Management and Administrative—
ETF Shares	199
Management and Administrative—
Admiral Shares	13
Marketing and Distribution—
ETF Shares	36
Marketing and Distribution—
Admiral Shares	2
Custodian Fees	27
Shareholders’ Reports and Proxy—
ETF Shares	182
Shareholders’ Reports and Proxy—
Admiral Shares	1
Total Expenses	626
Net Investment Income	23,152
Realized Net Gain (Loss)
Investment Securities Sold—
Unaffiliated Issuers	20,973
Investment Securities Sold—
Affiliated Issuers	(35,219)
Futures Contracts	60
Realized Net Gain (Loss)	(14,186)
Change in Unrealized Appreciation
(Depreciation)
Investment Securities—
Unaffiliated Issuers	(111,117)
Investment Securities—
Affiliated Issuers	27,837
Futures Contracts	(5)
Change in Unrealized Appreciation
(Depreciation)	(83,285)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(74,319)

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	23,152	47,661
Realized Net Gain (Loss)	(14,186)	89,169
Change in Unrealized Appreciation (Depreciation)	(83,285)	(122,022)
Net Increase (Decrease) in Net Assets Resulting from Operations	(74,319)	14,808
Distributions
Net Investment Income
ETF Shares	(25,699)	(46,292)
Admiral Shares	(1,030)	(1,957)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(26,729)	(48,249)
Capital Share Transactions
ETF Shares	(229,474)	(62,939)
Admiral Shares	(1,762)	(13,376)
Net Increase (Decrease) from Capital Share Transactions	(231,236)	(76,315)
Total Increase (Decrease)	(332,284)	(109,756)
Net Assets
Beginning of Period	1,438,264	1,548,020
End of Period[1]	1,105,980	1,438,264
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $7,416,000 and $10,993,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$93.54	$95.16	$83.80	$88.44	$78.54	$70.82
Investment Operations
Net Investment Income	1.654[1]	3.108[1]	2.622	2.789	2.394	3.734[2]
Net Realized and Unrealized Gain (Loss)
on Investments	(6.401)	(1.587)	12.811	(5.178)	10.749	6.455
Total from Investment Operations	(4.747)	1.521	15.433	(2.389)	13.143	10.189
Distributions
Dividends from Net Investment Income	(1.933)	(3.141)	(4.073)	(2.251)	(3.243)	(2.469)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.933)	(3.141)	(4.073)	(2.251)	(3.243)	(2.469)
Net Asset Value, End of Period	$86.86	$93.54	$95.16	$83.80	$88.44	$78.54
Total Return	-5.17%	1.62%	19.14%	-2.72%	17.08%	14.78%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,061	$1,388	$1,483	$795	$743	$511
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	3.66%	3.26%	3.10%	3.20%	3.29%	4.56%[2]
Portfolio Turnover Rate[3]	25%	18%	20%	18%	19%	19%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $0.704 and 0.89%, respectively, resulting from a special dividend received in connection with a merger between T-Mobile US Inc. and MetroPCS Communications Inc. in
May 2013.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$47.67	$48.50	$42.71	$45.07	$40.02	$36.09
Investment Operations
Net Investment Income	. 850[1]	1.601[1]	1.337	1.419	1.217	1.906[2]
Net Realized and Unrealized Gain (Loss)
on Investments	(3.274)	(.829)	6.529	(2.637)	5.486	3.284
Total from Investment Operations	(2.424)	.772	7.866	(1.218)	6.703	5.190
Distributions
Dividends from Net Investment Income	(.986)	(1.602)	(2.076)	(1.142)	(1.653)	(1.260)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.986)	(1.602)	(2.076)	(1.142)	(1.653)	(1.260)
Net Asset Value, End of Period	$44.26	$47.67	$48.50	$42.71	$45.07	$40.02
Total Return [3]	-5.19%	1.61%	19.14%	-2.66%	17.13%	14.80%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$45	$50	$65	$24	$26	$21
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	3.66%	3.26%	3.10%	3.20%	3.29%	4.56%[2]
Portfolio Turnover Rate[4]	25%	18%	20%	18%	19%	19%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $0.359 and 0.89%, respectively, resulting from a special dividend received in connection with a merger between T-Mobile US Inc. and MetroPCS Communications Inc. in
May 2013.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Notes to Financial Statements

Vanguard Telecommunication Services Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until termination of the swap, at which time realized gain (loss) is recorded.

Telecommunication Services Index Fund

A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counter-parties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the six months ended February 28, 2018, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and for the period ended February 28, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2018, or at any time during the period then ended.

Telecommunication Services Index Fund

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2018, the fund had contributed to Vanguard capital in the amount of $61,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted
on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of February 28, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,093,824	—	—
Temporary Cash Investments	63,001	—	—
Futures Contracts—Liabilities[1]	(5)	—	—
Swap Contracts—Assets	—	—	—
Total	1,156,820	—	—
1 Represents variation margin on the last day of the reporting period.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2018, the fund realized $41,212,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

Telecommunication Services Index Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2017, the fund had available capital losses totaling $58,483,000 to offset future net capital gains. Of this amount $37,793,000 is subject to expiration dates; $26,335,000 may be used to offset future net gains through August 31, 2018, and $11,458,000 through August 31, 2019. Capital losses of $20,690,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2018, the cost of investment securities for tax purposes was $1,332,725,000. Net unrealized depreciation of investment securities for tax purposes was $175,900,000, consisting of unrealized gains of $45,373,000 on securities that had risen in value since their purchase and $221,273,000, in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2018, the fund purchased $366,583,000 of investment securities and sold $609,425,000 of investment securities, other than temporary cash investments. Purchases and sales include $189,117,000 and $451,084,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2018		August 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	221,958	2,425	449,451	4,627
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(451,432)	(5,050)	(512,390)	(5,375)
Net Increase (Decrease)—ETF Shares	(229,474)	(2,625)	(62,939)	(748)
Admiral Shares
Issued	17,633	385	38,492	787
Issued in Lieu of Cash Distributions	883	19	1,734	36
Redeemed	(20,278)	(440)	(53,602)	(1,106)
Net Increase (Decrease)—Admiral Shares	(1,762)	(36)	(13,376)	(283)

G. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

					Current Period Transactions
	Aug. 31,		Proceeds	Net	Change			Feb. 28,
	2017		from	Realized	in Net		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Lumos Networks Corp.	28,619	3,417	32,064	4,960	(4,932)	—	—	—
NII Holding Inc.	8,079	791	4,764	(32,770)	28,664	—	—	—
pdvWireless Inc.	30,239	6,314	13,750	1,248	1,509	—	—	25,560
Spok Holdings Inc.	22,059	8,303	7,259	(378)	(1,352)	162	—	21,373
Vanguard Market
Liquidity Fund	59,268	NA1	NA1	(5)	(12)	15	—	63,001
Windstream
Holdings Inc.	20,284	1,243	3,138	(8,274)	3,960	—	—	NA2
Total	168,548			(35,219)	27,837	177	—	109,934

1 Not applicable—purchases and sales are for temporary cash investment purposes.
2 Not applicable—at February 28, 2018, the security was still held, but the issuer was no longer an affiliated company of the fund.

H. Management has determined that no material events or transactions occurred subsequent to February 28, 2018, that would require recognition or disclosure in these financial statements.

Utilities Index Fund

Fund Profile
As of February 28, 2018

Share-Class Characteristics
	ETF	Admiral
	Shares	Shares
Ticker Symbol	VPU	VUIAX
Expense Ratio[1]	0.10%	0.10%
30-Day SEC Yield	3.54%	3.54%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Utilities	US IMI/
	Fund	25/50	2500
Number of Stocks	76	76	2,469
Median Market Cap	$22.0B	$22.0B	$68.2B
Price/Earnings Ratio	17.4x	17.4x	21.9x
Price/Book Ratio	1.8x	1.8x	3.1x
Return on Equity	9.1%	9.1%	15.0%
Earnings Growth Rate	6.9%	6.9%	8.5%
Dividend Yield	3.6%	3.6%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	3%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Utilities	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.04
Beta	1.00	0.24

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)
Electric Utilities	56.4%
Gas Utilities	5.5
Independent Power Producers
& Energy Traders	3.8
Multi-Utilities	29.9
Renewable Electricity	0.9
Water Utilities	3.5

Sector categories are based on the Global Industry
Classification Standard (“GICS”), except for the “Other”
category (if applicable), which includes securities that have not been provided a GICS classification as of the effective
reporting period.

Ten Largest Holdings (% of total net assets)
NextEra Energy Inc.	Electric Utilities	9.5%
Duke Energy Corp.	Electric Utilities	7.0
Dominion Resources Inc.	Multi-Utilities	6.3
Southern Co.	Electric Utilities	5.7
Exelon Corp.	Electric Utilities	4.7
American Electric
Power Co. Inc.	Electric Utilities	4.3
Sempra Energy	Multi-Utilities	3.4
Public Service Enterprise
Group Inc.	Multi-Utilities	3.2
Consolidated Edison Inc.	Multi-Utilities	3.1
Xcel Energy Inc.	Electric Utilities	2.9
Top Ten		50.1%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2018, the annualized expense ratios were 0.10% for ETF Shares and 0.10% for Admiral Shares.

Utilities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2007–February 28, 2018

Utilities Index Fund ETF Shares Net Asset Value
Spliced US IMI/Utilities 25/50
For a benchmark description, see the Glossary.
Note: For 2018, performance data reflect the six months ended February 28, 2018.

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		12.50%	12.92%	6.69%
Net Asset Value		12.51	12.92	6.67
Admiral Shares	4/28/2004	12.50	12.92	6.67

See Financial Highlights for dividend and capital gains information.

Utilities Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (100.0%)
Electric Utilities (56.4%)
NextEra Energy Inc.	2,004,914	305,048
Duke Energy Corp.	2,983,240	224,757
Southern Co.	4,277,452	184,187
Exelon Corp.	4,092,155	151,573
American Electric Power
Co. Inc.	2,096,283	137,474
Xcel Energy Inc.	2,163,550	93,638
PG&E Corp.	2,192,982	90,110
Edison International	1,388,906	84,154
PPL Corp.	2,934,578	84,076
Eversource Energy	1,350,728	76,992
FirstEnergy Corp.	1,896,054	61,299
Entergy Corp.	768,374	58,258
Alliant Energy Corp.	985,121	38,075
Pinnacle West Capital
Corp.	476,333	36,659
Westar Energy Inc.
Class A	605,619	29,512
Great Plains Energy Inc.	919,175	26,794
OGE Energy Corp.	851,759	26,694
IDACORP Inc.	214,720	17,403
Hawaiian Electric
Industries Inc.	463,829	15,288
Portland General Electric
Co.	379,852	15,092
ALLETE Inc.	217,568	14,827
Avangrid Inc.	263,608	12,790
PNM Resources Inc.	339,676	11,957
El Paso Electric Co.	172,991	8,407
MGE Energy Inc.	147,993	7,770
Otter Tail Corp.	151,738	6,039
Spark Energy Inc. Class A	50,789	472
		1,819,345
Gas Utilities (5.5%)
Atmos Energy Corp.	453,423	36,496
UGI Corp.	739,246	31,854
WGL Holdings Inc.	219,057	18,239
National Fuel Gas Co.	317,629	15,700
ONE Gas Inc.	223,749	14,228
New Jersey Resources
Corp.	371,621	14,159
Spire Inc.	206,189	13,980
Southwest Gas Holdings
Inc.	204,005	13,440
South Jersey Industries
Inc.	340,532	8,925
Northwest Natural Gas Co.	122,724	6,400
Chesapeake Utilities Corp.	66,491	4,432
		177,853
Independent Power and Renewable
Electricity Producers (4.7%)
NRG Energy Inc.	1,349,631	34,902
AES Corp.	2,815,369	30,603
* Calpine Corp.	1,536,081	23,379
* Vistra Energy Corp.	1,095,647	20,763

			Market
			Value•
		Shares	($000)
	Ormat Technologies Inc.	161,854	10,129
	NextEra Energy Partners
	LP	231,377	9,079
	Pattern Energy Group Inc.
	Class A	354,088	6,575
*	Dynegy Inc.	531,991	6,506
	NRG Yield Inc.	274,984	4,304
	NRG Yield Inc. Class A	149,421	2,298
	TerraForm Power Inc.
	Class A	155,973	1,795
	8Point3 Energy Partners
	LP Class A	120,598	1,465
			151,798
Multi-Utilities (29.9%)
	Dominion Energy Inc.	2,742,753	203,156
	Sempra Energy	1,016,682	110,798
	Public Service Enterprise
	Group Inc.	2,157,021	104,465
	Consolidated Edison Inc.	1,321,670	98,980
	WEC Energy Group Inc.	1,345,028	80,594
	DTE Energy Co.	764,678	77,064
	Ameren Corp.	1,034,146	56,154
	CMS Energy Corp.	1,201,929	51,022
	CenterPoint Energy Inc.	1,746,463	47,242
	NiSource Inc.	1,435,769	33,209
	SCANA Corp.	577,638	22,915
	Vectren Corp.	353,613	21,305
	MDU Resources Group Inc.	791,102	20,798
	Avista Corp.	274,382	13,124
	Black Hills Corp.	228,122	11,586
	NorthWestern Corp.	207,359	10,592
	Unitil Corp.	60,230	2,532
			965,536
Water Utilities (3.5%)
	American Water Works
	Co. Inc.	760,455	60,350
	Aqua America Inc.	757,592	25,902
	American States Water Co.	156,684	8,323
	California Water Service
	Group	204,658	7,767
	SJW Group	65,645	3,475
	Connecticut Water Service
	Inc.	51,354	2,651
	Middlesex Water Co.	69,778	2,473
	York Water Co.	54,884	1,542
*	AquaVenture Holdings Ltd.	67,020	861
			113,344
Total Common Stocks
(Cost $3,293,292)			3,227,876
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1	Vanguard Market Liquidity
	Fund, 1.601%
	(Cost $1)	8	1
Total Investments (100.0%)
(Cost $3,293,293)			3,227,877

Amount
($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard	177
Receivables for Investment
Securities Sold	2,965
Receivables for Accrued Income	16,096
Receivables for Capital Shares Issued	5,467
Total Other Assets	24,705
Liabilities
Payables for Investment
Securities Purchased	(8,637)
Payables for Capital Shares Redeemed	(1,047)
Payables to Vanguard	(1,318)
Other Liabilities	(14,083)
Total Liabilities	(25,085)
Net Assets (100%) 3,227,497

At February 28, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	3,292,510
Undistributed Net Investment Income	17,548
Accumulated Net Realized Losses	(17,145)
Unrealized Appreciation (Depreciation)	(65,416)
Net Assets	3,227,497

ETF Shares—Net Assets
Applicable to 22,744,069 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,462,317
Net Asset Value Per Share—
ETF Shares $108.26

Admiral Shares—Net Assets
Applicable to 14,087,671 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	765,180
Net Asset Value Per Share—
Admiral Shares $54.32

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Statement of Operations

Six Months Ended
February 28, 2018
($000)
Investment Income
Income
Dividends	55,821
Interest[1]	5
Securities Lending—Net	14
Total Income	55,840
Expenses
The Vanguard Group—Note B
Investment Advisory Services	432
Management and Administrative—
ETF Shares	739
Management and Administrative—
Admiral Shares	256
Marketing and Distribution—
ETF Shares	80
Marketing and Distribution—
Admiral Shares	32
Custodian Fees	60
Shareholders’ Reports and Proxy—
ETF Shares	122
Shareholders’ Reports and Proxy—
Admiral Shares	10
Trustees’ Fees and Expenses	1
Total Expenses	1,732
Net Investment Income	54,108
Realized Net Gain (Loss)
Investment Securities Sold[1]	66,967
Futures Contracts	(8)
Realized Net Gain (Loss)	66,959
Change in Unrealized Appreciation
(Depreciation) of Investment Securities[1] (441,345)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(320,278)

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation)from an affiliated company of the fund were $5,000, $1,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	54,108	102,679
Realized Net Gain (Loss)	66,959	114,940
Change in Unrealized Appreciation (Depreciation)	(441,345)	249,599
Net Increase (Decrease) in Net Assets Resulting from Operations	(320,278)	467,218
Distributions
Net Investment Income
ETF Shares	(43,556)	(77,123)
Admiral Shares	(13,498)	(23,989)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(57,054)	(101,112)
Capital Share Transactions
ETF Shares	61,099	161,163
Admiral Shares	9,409	54,037
Net Increase (Decrease) from Capital Share Transactions	70,508	215,200
Total Increase (Decrease)	(306,824)	581,306
Net Assets
Beginning of Period	3,534,321	2,953,015
End of Period[1]	3,227,497	3,534,321
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $17,548,000 and $20,494,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2018	2017	2015	2014	2013
Net Asset Value, Beginning of Period	$120.75	$107.35	$91.41	$94.61	$81.32	$77.69
Investment Operations
Net Investment Income	1.821[1]	3.697[1]	3.355	3.337	3.127	3.043
Net Realized and Unrealized Gain (Loss)
on Investments	(12.413)	13.374	15.889	(3.261)	13.261	3.675
Total from Investment Operations	(10.592)	17.071	19.244	.076	16.388	6.718
Distributions
Dividends from Net Investment Income	(1.898)	(3.671)	(3.304)	(3.276)	(3.098)	(3.088)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.898)	(3.671)	(3.304)	(3.276)	(3.098)	(3.088)
Net Asset Value, End of Period	$108.26	$120.75	$107.35	$91.41	$94.61	$81.32
Total Return	-8.90%	16.27%	21.40%	-0.02%	20.55%	8.82%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,462	$2,689	$2,249	$1,581	$1,711	$1,356
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	3.13%	3.33%	3.38%	3.39%	3.59%	3.72%
Portfolio Turnover Rate[2]	3%	4%	3%	7%	7%	7%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$60.58	$53.86	$45.86	$47.47	$40.80	$38.99
Investment Operations
Net Investment Income	. 911[1]	1.863[1]	1.683	1.676	1.569	1.529
Net Realized and Unrealized Gain (Loss)
on Investments	(6.218)	6.698	7.974	(1.641)	6.656	1.838
Total from Investment Operations	(5.307)	8.561	9.657	.035	8.225	3.367
Distributions
Dividends from Net Investment Income	(.953)	(1.841)	(1.657)	(1.645)	(1.555)	(1.557)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.953)	(1.841)	(1.657)	(1.645)	(1.555)	(1.557)
Net Asset Value, End of Period	$54.32	$60.58	$53.86	$45.86	$47.47	$40.80
Total Return[2]	-8.90%	16.24%	21.42%	-0.01%	20.58%	8.83%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$765	$845	$704	$447	$442	$347
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	3.13%	3.33%	3.38%	3.39%	3.59%	3.72%
Portfolio Turnover Rate[3]	3%	4%	3%	7%	7%	7%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Notes to Financial Statements

Vanguard Utilities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at February 28, 2018.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and for the period ended February 28, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income

Utilities Index Fund

represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2018, the fund had contributed to Vanguard capital in the amount of $177,000 representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted
on the Statement of Net Assets.

At February 28, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Utilities Index Fund

During the six months ended February 28, 2018, the fund realized $68,551,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2017, the fund had available capital losses totaling $15,553,000 to offset future net capital gains. Of this amount, $6,018,000 is subject to expiration dates; $2,655,000 may be used to offset future net capital gains through August 31, 2018, and $3,363,000 through August 31, 2019. Capital losses of $9,535,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2018, the cost of investment securities for tax purposes was $3,293,293,000. Net unrealized depreciation of investment securities for tax purposes was $65,416,000, consisting of unrealized gains of $155,110,000 on securities that had risen in value since their purchase and $220,526,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2018, the fund purchased $483,229,000 of investment securities and sold $415,310,000 of investment securities, other than temporary cash investments. Purchases and sales include $374,263,000 and $359,403,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2018		August 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	422,533	3,600	666,769	5,969
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(361,434)	(3,125)	(505,606)	(4,650)
Net Increase (Decrease)—ETF Shares	61,099	475	161,163	1,319
Admiral Shares
Issued	132,437	2,270	244,803	4,399
Issued in Lieu of Cash Distributions	10,818	181	19,033	342
Redeemed	(133,846)	(2,315)	(209,799)	(3,860)
Net Increase (Decrease)—Admiral Shares	9,409	136	54,037	881

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2018, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended February 28, 2018
		Beginning	Ending	Expenses
		Account Value	Account Value	Paid During
Index Fund	Share Class	8/31/2017	2/28/2018	Period[1]
Based on Actual Fund Return
Consumer Discretionary	ETF	$1,000.00	$1,155.89	$0.53
	Admiral	1,000.00	1,156.01	0.53
Consumer Staples	ETF	$1,000.00	$993.93	$0.49
	Admiral	1,000.00	993.80	0.49
Energy	ETF	$1,000.00	$1,083.07	$0.52
	Admiral	1,000.00	1,083.12	0.52
Financials	ETF	$1,000.00	$1,168.12	$0.54
	Admiral	1,000.00	1,168.13	0.54
Health Care	ETF	$1,000.00	$1,051.36	$0.51
	Admiral	1,000.00	1,050.75	0.51
Industrials	ETF	$1,000.00	$1,116.69	$0.52
	Admiral	1,000.00	1,116.70	0.52
Information Technology	ETF	$1,000.00	$1,179.08	$0.54
	Admiral	1,000.00	1,179.14	0.54
Materials	ETF	$1,000.00	1,089.15	$0.52
	Admiral	1,000.00	1,089.06	0.52
Telecommunication Services	ETF	$1,000.00	$948.35	$0.48
	Admiral	1,000.00	948.14	0.48
Utilities	ETF	$1,000.00	$910.98	$0.47
	Admiral	1,000.00	910.99	0.47
Based on Hypothetical 5% Yearly Return
Consumer Discretionary	ETF	$1,000.00	$1,024.30	$0.50
	Admiral	1,000.00	1,024.30	0.50
Consumer Staples	ETF	$1,000.00	$1,024.30	$0.50
	Admiral	1,000.00	1,024.30	0.50
Energy	ETF	$1,000.00	$1,024.30	$0.50
	Admiral	1,000.00	1,024.30	0.50
Financials	ETF	$1,000.00	$1,024.30	$0.50
	Admiral	1,000.00	1,024.30	0.50
Health Care	ETF	$1,000.00	$1,024.30	$0.50
	Admiral	1,000.00	1,024.30	0.50
Industrials	ETF	$1,000.00	$1,024.30	$0.50
	Admiral	1,000.00	1,024.30	0.50
Information Technology	ETF	$1,000.00	$1,024.30	$0.50
	Admiral	1,000.00	1,024.30	0.50
Materials	ETF	$1,000.00	$1,024.30	$0.50
	Admiral	1,000.00	1,024.30	0.50
Telecommunication Services	ETF	$1,000.00	$1,024.30	$0.50
	Admiral	1,000.00	1,024.30	0.50
Utilities	ETF	$1,000.00	$1,024.30	$0.50
	Admiral	1,000.00	1,024.30	0.50

1 The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are 0.10% for the Consumer Discretionary Index Fund ETF Shares and 0.10% for the Admiral Shares; 0.10% for the Consumer
Staples Index Fund ETF Shares and 0.10% for the Admiral Shares; 0.10% for the Energy Index Fund ETF Shares and 0.10% for the Admiral
Shares; 0.10% for the Financials Index Fund ETF Shares and 0.10% for the Admiral Shares; 0.10% for the Health Care Index Fund ETF Shares
and 0.10% for the Admiral Shares; 0.10% for the Industrials Index Fund ETF Shares and 0.10% for the Admiral Shares; 0.10% for the
Information Technology Index Fund ETF Shares and 0.10% for the Admiral Shares; 0.10% for the Materials Index Fund ETF Shares and
0.10% for the Admiral Shares; 0.10% for the Telecommunication Services Index Fund ETF Shares and 0.10% for the Admiral Shares; 0.10%
for the Utilities Index Fund ETF Shares and 0.10% for the Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced US IMI/Consumer Discretionary 25/50. MSCI US IMI/Consumer Discretionary through February 26, 2010; MSCI US IMI/Consumer Discretionary 25/50 thereafter.

Spliced US IMI/Consumer Staples 25/50. MSCI US IMI/Consumer Staples through February 26, 2010; MSCI US IMI/Consumer Staples 25/50 thereafter.

Spliced US IMI/Energy 25/50. MSCI US IMI/Energy through February 26, 2010; MSCI US IMI/Energy 25/50 thereafter.

Spliced US IMI/Financials 25/50. MSCI US IMI/Financials through February 26, 2010; MSCI US IMI/Financials 25/50 thereafter.

Spliced US IMI/Health Care 25/50. MSCI US IMI/Health Care through February 26, 2010; MSCI US IMI/Health Care 25/50 thereafter.

Spliced US IMI/Industrials 25/50. MSCI US IMI/Industrials through February 26, 2010; MSCI US IMI/Industrials 25/50 thereafter.

Spliced US IMI/Information Technology 25/50. MSCI US IMI/Information Technology Index through February 26, 2010; MSCI US IMI/Information Technology 25/50 Index thereafter.

Spliced US IMI/Materials 25/50. MSCI US IMI/Materials through February 26, 2010; MSCI US IMI/Materials 25/50 thereafter.

Spliced US IMI/Telecommunication Services 25/50. MSCI US IMI/Telecommunication Services through February 26, 2010; MSCI US IMI/Telecommunication Services 25/50 thereafter.

Spliced US IMI/Utilities 25/50. MSCI US IMI/Utilities through February 26, 2010; MSCI US IMI/Utilities 25/50 thereafter.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-
Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc., a
Thomson Reuters Company, or Morningstar, Inc., unless
Direct Investor Account Services > 800-662-2739
otherwise noted.
Institutional Investor Services > 800-523-1036
You can obtain a free copy of Vanguard’s proxy voting
Text Telephone for People	guidelines by visiting vanguard.com/proxyreporting or
Who Are Deaf or Hard of Hearing > 800-749-7273	by calling Vanguard at 800-662-2739. The guidelines
are also available from the SEC’s website, sec.gov.
In addition, you may obtain a free report on how your

This material may be used in conjunction	fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
with the offering of shares of any Vanguard	either vanguard.com/proxyreporting or sec.gov.
fund only if preceded or accompanied by the
fund’s current prospectus.	You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
The funds or securities referred to herein are not	To find out more about this public service, call the SEC
sponsored, endorsed, or promoted by MSCI, and MSCI	at 202-551-8090. Information about your fund is also
bears no liability with respect to any such funds or	available on the SEC’s website, and you can receive
securities. The prospectus or the Statement of Additional	copies of this information, for a fee, by sending a
Information contains a more detailed description of the	request in either of two ways: via e-mail addressed to
limited relationship MSCI has with Vanguard and any	publicinfo@sec.gov or via regular mail addressed to the
related funds.	Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

Source for Bloomberg Barclays indexes: Bloomberg
Index Services Limited. Copyright 2018, Bloomberg. All
rights reserved.

© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q4832 042018

Semiannual Report | February 28, 2018

Vanguard Extended Duration Treasury Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Results of Proxy Voting.	6
Fund Profile.	8
Performance Summary.	9
Financial Statements.	10
About Your Fund’s Expenses.	22
Glossary.	24

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• ETF Shares of Vanguard Extended Duration Treasury Index Fund returned –7.44% for the six months ended February 28, 2018. This result was a bit lower than that of the fund’s benchmark index (–7.21%).

• The fund is designed for those seeking to moderate changes in the ratio of long-term assets to liabilities. Because the fund invests in zero-coupon U.S. Treasury securities with maturities ranging from 20 to 30 years to achieve this objective, it may exhibit substantial short-term volatility and is best used by long-term investors.

• The fund’s return trailed the average return of general Treasury securities because the broader Treasury market includes a wider range of maturities. Although Treasury prices fell across the maturity spectrum, longer-term Treasuries fared worse than their shorter-term counterparts.

• Treasury prices dropped over the period as markets grew more optimistic about economic growth prospects, even as inflation readings remained modest. The bonds’ price declines raised their yields.

Total Returns: Six Months Ended February 28, 2018
	30-Day SEC	Income	Capital	Total
	Yields	Returns	Returns	Returns
Vanguard Extended Duration Treasury Index Fund
ETF Shares	3.14%
Market Price				-7.26%
Net Asset Value				-7.44
Institutional Shares	3.15	1.29%	-8.73%	-7.44
Institutional Plus Shares	3.17	1.29	-8.72	-7.43
Bloomberg Barclays U.S. Treasury STRIPS 20–30 Year
Equal Par Bond Index				-7.21
General U.S. Treasury Funds Average				-4.50

General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Institutional Shares and Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos.
6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the
Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Expense Ratios
Your Fund Compared With Its Peer Group
	ETF	Institutional	Institutional	Peer Group
	Shares	Shares	Plus Shares	Average
Extended Duration Treasury Index Fund	0.07%	0.06%	0.04%	0.37%

The fund expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2018, the annualized expense ratios were 0.07% for ETF Shares, 0.06% for Institutional
Shares, and 0.04% for Institutional Plus Shares.

Peer group: General U.S. Treasury Funds.

2

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

As I begin my tenure as Vanguard’s fourth chief executive, I’ve been reflecting on both the past and the future of the company where I have spent my entire professional career.

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

Making a real difference

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. Over the past 25 years, for example, Vanguard has lowered our funds’ asset-weighted average expense ratio

3

from 0.31% to 0.12%. And over the past decade, 94% of our funds have beaten the average annual return of their peers.1

Focused on your success

Vanguard is built for Vanguard investors—as a client-owned company, we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I intend to keep this priority front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

As I write this, we’ve experienced a period of pronounced market volatility. Strong economic growth and budding signs of inflation have raised concerns about a more aggressive Federal Reserve. Although volatility can test investors’ nerves, we sometimes think of this as “Vanguard weather”—a time when having a disciplined, low-cost, and long-term approach to investment management serves investors well.

Market Barometer
			Total Returns
		Periods Ended February 28, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	10.62%	16.70%	14.56%
Russell 2000 Index (Small-caps)	8.30	10.51	12.19
Russell 3000 Index (Broad U.S. market)	10.45	16.22	14.37
FTSE All-World ex US Index (International)	7.84	21.50	6.69

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.18%	0.51%	1.71%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-1.24	2.50	2.57
Citigroup Three-Month U.S. Treasury Bill Index	0.59	0.98	0.27

CPI
Consumer Price Index	1.41%	2.21%	1.41%

The performance data shown represent past performance, which is not a guarantee of future results.

1 For the ten-year period through December 31, 2017, 9 of 9 Vanguard money market funds, 56 of 60 bond funds, 21 of 22 balanced funds, and 131 of 140 stock funds, or 217 of 231 Vanguard funds, outperformed their peer-group averages. Sources: Vanguard, based on data from Lipper, a Thomson Reuters Company.

4

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
March 19, 2018

5

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	1,040,401,220	33,553,324	96.9%
Emerson U. Fullwood	1,039,160,376	34,794,169	96.8%
Amy Gutmann	1,040,321,884	33,632,661	96.9%
JoAnn Heffernan Heisen	1,041,268,182	32,686,363	97.0%
F. Joseph Loughrey	1,040,201,842	33,752,703	96.9%
Mark Loughridge	1,039,909,454	34,045,090	96.8%
Scott C. Malpass	1,039,175,722	34,778,823	96.8%
F. William McNabb III	1,038,914,560	35,039,985	96.7%
Deanna Mulligan	1,041,175,691	32,778,854	96.9%
André F. Perold	1,028,804,958	45,149,587	95.8%
Sarah Bloom Raskin	1,040,743,960	33,210,585	96.9%
Peter F. Volanakis	1,039,529,631	34,424,914	96.8%
* Results are for all funds within the same trust.

A sufficient number of votes were not received to pass the following proposals:

Proposal 2—Approve a manager-of-managers arrangement with third-party investment advisors.

This arrangement enables the fund to enter into and materially amend investment advisory arrangements with third-party investment advisors, subject to the approval of the fund’s board of trustees and certain conditions imposed by the Securities and Exchange Commission, while avoiding the costs and delays associated with obtaining future shareholder approval.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Extended Duration Treasury
Index Fund	9,011,953	104,268	1,485,119	1,615,596	73.8%*

* Although the “Percentage For” was high, the overall percentage of the fund’s shares outstanding that were voted was not sufficient for the proposal to pass.

6

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Extended Duration Treasury
Index Fund	9,029,434	104,308	1,467,599	1,615,596	73.9%*

* Although the “Percentage For” was high, the overall percentage of the fund’s shares outstanding that were voted was not sufficient for the proposal to pass.

7

Extended Duration Treasury Index Fund

Fund Profile
As of February 28, 2018

Share-Class Characteristics
			Institutional
	ETF	Institutional	Plus
	Shares	Shares	Shares
Ticker Symbol	EDV	VEDTX	VEDIX
Expense Ratio[1]	0.07%	0.06%	0.04%
30-Day SEC Yield	3.14%	3.15%	3.17%

Financial Attributes

		Bloomberg
		Barclays
		Treasury
		STRIPS
		20–30 Year
	Fund	Index

Number of Bonds	79	78

Yield to Maturity (before
expenses)	3.2%	3.2%

Average Coupon	0.0%	0.0%

Average Duration	24.5 years	24.9 years

Average Effective
Maturity	24.9 years	21.5 years

Short-Term Reserves	0.1%	—

Sector Diversification (% of portfolio)
Treasury/Agency	100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
Bloomberg
Barclays
Treasury
STRIPS
20–30 Year
Index
R-Squared	0.99
Beta	1.04

These measures show the degree and timing of the fund’s
fluctuations compared with the index over 36 months.

Distribution by Effective Maturity
(% of portfolio)
20 - 30 Years	100.0%

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year.
For the six months ended February 28, 2018, the annualized expense ratios were 0.07% for ETF Shares, 0.06% for Institutional Shares, and
0.04% for Institutional Plus Shares.

8

Extended Duration Treasury Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 6, 2007, Through February 28, 2018
		Bloomberg
		Barclays
		Treasury
		STRIPS
		20–30 Year
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2008	2.29%	3.16%
2009	7.98	8.39
2010	20.80	21.48
2011	1.33	1.99
2012	37.90	36.86
2013	-21.34	-20.48
2014	24.17	23.70
2015	5.90	6.38
2016	25.30	24.92
2017	-8.86	-9.20
2018	-7.44	-7.21
Note: For 2018, performance data reflect the six months ended February 28, 2018.

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
ETF Shares	12/6/2007
Market Price		14.07%	5.05%			8.33%
Net Asset Value		13.52	4.86			8.26
Institutional Shares	11/28/2007	13.52	4.89	3.61	4.68	8.29
Fee-Adjusted Returns		12.96	4.78			8.24
Institutional Plus Shares	8/28/2013	13.55	—	3.42[1]	7.05[1]	10.47[1]
Fee-Adjusted Returns		12.99	—			10.34[1]
1 Return since inception.

Vanguard fund returns are adjusted to reflect the 0.50% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The
Fiscal-Year Total Returns table is not adjusted for fees.
See Financial Highlights for dividend and capital gains information.

9

Extended Duration Treasury Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
U. S. Government and Agency Obligations (100.0%)
U. S. Government Securities (100.0%)
United States Treasury Strip Coupon	0.000%	5/15/38	77,850	41,328
United States Treasury Strip Coupon	0.000%	8/15/38	58,583	30,834
United States Treasury Strip Coupon	0.000%	11/15/38	59,230	30,920
United States Treasury Strip Coupon	0.000%	2/15/39	59,390	30,721
United States Treasury Strip Coupon	0.000%	5/15/39	47,890	24,589
United States Treasury Strip Coupon	0.000%	8/15/39	47,740	24,329
United States Treasury Strip Coupon	0.000%	11/15/39	62,790	31,773
United States Treasury Strip Coupon	0.000%	2/15/40	37,720	18,925
United States Treasury Strip Coupon	0.000%	5/15/40	27,990	13,916
United States Treasury Strip Coupon	0.000%	8/15/40	43,135	21,254
United States Treasury Strip Coupon	0.000%	11/15/40	50,880	24,832
United States Treasury Strip Coupon	0.000%	2/15/41	60,565	29,284
United States Treasury Strip Coupon	0.000%	5/15/41	55,195	26,442
United States Treasury Strip Coupon	0.000%	8/15/41	51,390	24,434
United States Treasury Strip Coupon	0.000%	11/15/41	44,199	20,815
United States Treasury Strip Coupon	0.000%	2/15/42	47,755	22,292
United States Treasury Strip Coupon	0.000%	5/15/42	44,950	20,817
United States Treasury Strip Coupon	0.000%	8/15/42	40,805	18,735
United States Treasury Strip Coupon	0.000%	11/15/42	44,975	20,446
United States Treasury Strip Coupon	0.000%	2/15/43	48,290	21,772
United States Treasury Strip Coupon	0.000%	5/15/43	57,445	25,666
United States Treasury Strip Coupon	0.000%	8/15/43	34,600	15,319
United States Treasury Strip Coupon	0.000%	11/15/43	54,875	24,081
United States Treasury Strip Coupon	0.000%	2/15/44	56,095	24,410
United States Treasury Strip Coupon	0.000%	5/15/44	49,355	21,315
United States Treasury Strip Coupon	0.000%	8/15/44	57,550	24,657
United States Treasury Strip Coupon	0.000%	11/15/44	25,775	10,969
United States Treasury Strip Coupon	0.000%	2/15/45	27,820	11,750
United States Treasury Strip Coupon	0.000%	5/15/45	35,320	14,824
United States Treasury Strip Coupon	0.000%	8/15/45	44,575	18,589
United States Treasury Strip Coupon	0.000%	11/15/45	44,270	18,358
United States Treasury Strip Coupon	0.000%	2/15/46	36,790	15,130
United States Treasury Strip Coupon	0.000%	5/15/46	32,440	13,257
United States Treasury Strip Coupon	0.000%	8/15/46	32,240	13,062
United States Treasury Strip Coupon	0.000%	11/15/46	35,490	14,251
United States Treasury Strip Coupon	0.000%	2/15/47	22,570	8,998

10

Extended Duration Treasury Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Strip Coupon	0.000%	5/15/47	17,075	6,754
United States Treasury Strip Coupon	0.000%	8/15/47	7,000	2,754
United States Treasury Strip Coupon	0.000%	11/15/47	6,000	2,346
United States Treasury Strip Coupon	0.000%	2/15/48	5,050	1,957
United States Treasury Strip Principal	0.000%	5/15/38	51,995	28,337
United States Treasury Strip Principal	0.000%	2/15/39	48,195	25,468
United States Treasury Strip Principal	0.000%	5/15/39	34,445	18,043
United States Treasury Strip Principal	0.000%	8/15/39	29,625	15,387
United States Treasury Strip Principal	0.000%	11/15/39	32,795	16,864
United States Treasury Strip Principal	0.000%	2/15/40	45,545	23,210
United States Treasury Strip Principal	0.000%	5/15/40	35,515	17,943
United States Treasury Strip Principal	0.000%	8/15/40	38,050	19,007
United States Treasury Strip Principal	0.000%	11/15/40	39,400	19,506
United States Treasury Strip Principal	0.000%	2/15/41	23,200	11,388
United States Treasury Strip Principal	0.000%	5/15/41	24,515	11,930
United States Treasury Strip Principal	0.000%	8/15/41	28,765	13,863
United States Treasury Strip Principal	0.000%	11/15/41	22,270	10,629
United States Treasury Strip Principal	0.000%	2/15/42	16,220	7,679
United States Treasury Strip Principal	0.000%	5/15/42	34,225	16,080
United States Treasury Strip Principal	0.000%	8/15/42	26,765	12,441
United States Treasury Strip Principal	0.000%	11/15/42	45,580	21,020
United States Treasury Strip Principal	0.000%	2/15/43	63,510	29,036
United States Treasury Strip Principal	0.000%	5/15/43	52,050	23,581
United States Treasury Strip Principal	0.000%	8/15/43	51,550	23,149
United States Treasury Strip Principal	0.000%	11/15/43	43,630	19,422
United States Treasury Strip Principal	0.000%	2/15/44	53,300	23,498
United States Treasury Strip Principal	0.000%	5/15/44	62,420	27,299
United States Treasury Strip Principal	0.000%	8/15/44	57,030	24,746
United States Treasury Strip Principal	0.000%	11/15/44	61,205	26,342
United States Treasury Strip Principal	0.000%	2/15/45	59,160	25,222
United States Treasury Strip Principal	0.000%	5/15/45	51,610	21,858
United States Treasury Strip Principal	0.000%	8/15/45	76,280	32,002
United States Treasury Strip Principal	0.000%	11/15/45	84,635	35,236
United States Treasury Strip Principal	0.000%	2/15/46	52,030	21,467
United States Treasury Strip Principal	0.000%	5/15/46	60,010	24,562
United States Treasury Strip Principal	0.000%	8/15/46	59,345	24,109
United States Treasury Strip Principal	0.000%	11/15/46	93,180	37,570
United States Treasury Strip Principal	0.000%	2/15/47	94,535	37,843
United States Treasury Strip Principal	0.000%	5/15/47	80,100	31,790
United States Treasury Strip Principal	0.000%	8/15/47	57,340	22,587
United States Treasury Strip Principal	0.000%	11/15/47	36,550	14,257
United States Treasury Strip Principal	0.000%	2/15/48	63,525	24,581
Total U.S. Government and Agency Obligations (Cost $1,677,250)				1,625,857

			Shares
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund
(Cost $1,588)	1.601%		15,877	1,588
Total Investments (100.1%) (Cost $1,678,838)				1,627,445

11

Extended Duration Treasury Index Fund

Amount
($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Investment in Vanguard	94
Receivables for Investment Securities Sold	61,811
Receivables for Capital Shares Issued	1,805
Other Assets	2
Total Other Assets	63,712
Liabilities
Payables for Investment Securities Purchased	(65,108)
Payables to Vanguard	(506)
Total Liabilities	(65,614)
Net Assets (100%)	1,625,543

At February 28, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	1,667,805
Undistributed Net Investment Income	7,617
Accumulated Net Realized Gains	1,514
Unrealized Appreciation (Depreciation)	(51,393)
Net Assets	1,625,543

ETF Shares—Net Assets
Applicable to 4,400,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	484,247
Net Asset Value Per Share—ETF Shares	$110.06

Institutional Shares—Net Assets
Applicable to 18,911,110 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	628,696
Net Asset Value Per Share—Institutional Shares	$33.24

Institutional Plus Shares—Net Assets
Applicable to 6,142,421 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	512,600
Net Asset Value Per Share—Institutional Plus Shares	$83.45

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Extended Duration Treasury Index Fund

Statement of Operations

Six Months Ended
February 28, 2018
($000)
Investment Income
Income
Interest[1]	24,745
Total Income	24,745
Expenses
The Vanguard Group—Note B
Investment Advisory Services	34
Management and Administrative—ETF Shares	146
Management and Administrative—Institutional Shares	180
Management and Administrative—Institutional Plus Shares	75
Marketing and Distribution—ETF Shares	18
Marketing and Distribution—Institutional Shares	6
Marketing and Distribution—Institutional Plus Shares	1
Custodian Fees	5
Shareholders’ Reports and Proxy—ETF Shares	32
Shareholders’ Reports and Proxy—Institutional Shares	—
Shareholders’ Reports and Proxy—Institutional Plus Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	498
Expenses Paid Indirectly	(5)
Net Expenses	493
Net Investment Income	24,252
Realized Net Gain (Loss)
Investment Securities Sold[1]	14,193
Futures Contracts	30
Realized Net Gain (Loss)	14,223
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	(177,864)
Net Increase (Decrease) in Net Assets Resulting from Operations	(139,389)

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $3,000, $1,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Extended Duration Treasury Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	24,252	40,957
Realized Net Gain (Loss)	14,223	30,442
Change in Unrealized Appreciation (Depreciation)	(177,864)	(175,684)
Net Increase (Decrease) in Net Assets Resulting from Operations	(139,389)	(104,285)
Distributions
Net Investment Income
ETF Shares	(8,715)	(14,774)
Institutional Shares	(9,620)	(17,360)
Institutional Plus Shares	(6,567)	(8,156)
Realized Capital Gain[1]
ETF Shares	(1,545)	(9,446)
Institutional Shares	(1,694)	(12,810)
Institutional Plus Shares	(1,371)	(4,467)
Total Distributions	(29,512)	(67,013)
Capital Share Transactions
ETF Shares	(82,178)	90,045
Institutional Shares	8,487	94,096
Institutional Plus Shares	196,460	126,155
Net Increase (Decrease) from Capital Share Transactions	122,769	310,296
Total Increase (Decrease)	(46,132)	138,998
Net Assets
Beginning of Period	1,671,675	1,532,677
End of Period[2]	1,625,543	1,671,675

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $41,000 and $372,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $7,617,000 and $8,267,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Extended Duration Treasury Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$120.92	$139.77	$116.00	$113.24	$95.57	$131.02
Investment Operations
Net Investment Income	1.661[1]	3.383[1]	3.420	3.524	3.311	3.695
Net Realized and Unrealized Gain (Loss)
on Investments [2]	(10.540)	(16.377)	25.019	3.113	18.824	(30.430)
Total from Investment Operations	(8.879)	(12.994)	28.439	6.637	22.135	(26.735)
Distributions
Dividends from Net Investment Income	(1.684)	(3.402)	(3.414)	(3.506)	(3.236)	(3.779)
Distributions from Realized Capital Gains	(.297)	(2.454)	(1.255)	(.371)	(1.229)	(4.936)
Total Distributions	(1.981)	(5.856)	(4.669)	(3.877)	(4.465)	(8.715)
Net Asset Value, End of Period	$110.06	$120.92	$139.77	$116.00	$113.24	$95.57
Total Return	-7.44%	-8.86%	25.30%	5.90%	24.17%	-21.34%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$484	$623	$615	$365	$249	$158
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.07%	0.10%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.87%	2.90%	2.77%	2.93%	3.59%	3.15%
Portfolio Turnover Rate [3]	21%	18%	20%	16%	17%	31%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Includes increases from purchase fees of $0.00, $0.16, $0.06, $0.05, $0.19, and $0.10.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Extended Duration Treasury Index Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$36.52	$42.20	$35.02	$34.18	$28.85	$39.55
Investment Operations
Net Investment Income	. 504[1]	1.024[1]	1.036	1.069	1.006	1.121
Net Realized and Unrealized Gain (Loss)
on Investments [2]	(3.184)	(4.934)	7.558	.947	5.678	(9.183)
Total from Investment Operations	(2.680)	(3.910)	8.594	2.016	6.684	(8.062)
Distributions
Dividends from Net Investment Income	(.510)	(1.030)	(1.035)	(1.064)	(.983)	(1.148)
Distributions from Realized Capital Gains	(. 090)	(.740)	(. 379)	(.112)	(. 371)	(1.490)
Total Distributions	(.600)	(1.770)	(1.414)	(1.176)	(1.354)	(2.638)
Net Asset Value, End of Period	$33.24	$36.52	$42.20	$35.02	$34.18	$28.85
Total Return[3]	-7.44%	-8.86%	25.33%	5.89%	24.27%	-21.30%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$629	$682	$660	$484	$529	$375
Ratio of Total Expenses to
Average Net Assets	0.06%	0.06%	0.06%	0.08%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.88%	2.91%	2.78%	2.95%	3.61%	3.17%
Portfolio Turnover Rate [4]	21%	18%	20%	16%	17%	31%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Includes increases from purchase fees of $0.00, $0.05, $0.02, $0.01, $0.06, and $0.03.
3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Extended Duration Treasury Index Fund

Financial Highlights

Institutional Plus Shares
Six Months						Aug. 28,
	Ended					2013[1] to
For a Share Outstanding	February 28,	Year Ended August 31,				Aug. 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$91.68	$105.93	$87.92	$85.80	$72.42	$71.46
Investment Operations
Net Investment Income	1.273 [2]	2.588 [2]	2.620	2.701	2.542	—
Net Realized and Unrealized Gain (Loss)
on Investments [3]	(7.987)	(12.375)	18.958	2.389	14.260	.960
Total from Investment Operations	(6.714)	(9.787)	21.578	5.090	16.802	.960
Distributions
Dividends from Net Investment Income	(1.291)	(2.603)	(2.616)	(2.688)	(2.491)	—
Distributions from Realized Capital Gains	(. 225)	(1.860)	(. 952)	(. 282)	(. 931)	—
Total Distributions	(1.516)	(4.463)	(3.568)	(2.970)	(3.422)	—
Net Asset Value, End of Period	$83.45	$91.68	$105.93	$87.92	$85.80	$72.42
Total Return[4]	-7.43%	-8.84%	25.34%	5.93%	24.31%	1.34%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$513	$367	$258	$250	$324	$25
Ratio of Total Expenses to
Average Net Assets	0.04%	0.04%	0.04%	0.06%	0.08%	0.08%[5]
Ratio of Net Investment Income to
Average Net Assets	2.90%	2.93%	2.80%	2.97%	3.63%	3.19%[5]
Portfolio Turnover Rate [6]	21%	18%	20%	16%	17%	31%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increases from purchase fees of $0.00, $0.12, $0.05, $0.04, $0.15, and $0.07.
4 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
5 Annualized.
6 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Extended Duration Treasury Index Fund

Notes to Financial Statements

Vanguard Extended Duration Treasury Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Institutional Shares, and Institutional Plus Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2018, the fund’s average investments in long and short futures contracts represented 0% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at February 28, 2018.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and for the period ended February 28, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

18

Extended Duration Treasury Index Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2018, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on purchases of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2018, the fund had contributed to Vanguard capital in the amount of $94,000, representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended February 28, 2018, custodian fee offset arrangements reduced the fund’s expenses by $5,000 (an annual rate of 0.00% of average net assets).

19

Extended Duration Treasury Index Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of February 28, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,625,857	—
Temporary Cash Investments	1,588	—	—
Total	1,588	1,625,857	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended February 28, 2018, the fund realized $12,444,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

At February 28, 2018, the cost of investment securities for tax purposes was $1,678,838,000. Net unrealized depreciation of investment securities for tax purposes was $51,393,000, consisting of unrealized gains of $27,798,000 on securities that had risen in value since their purchase and $79,191,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 28, 2018, the fund purchased $402,144,000 of investment securities and sold $309,449,000 of investment securities, other than temporary cash investments. Purchases and sales include $223,549,000 and $122,582,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

20

Extended Duration Treasury Index Fund

G. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2018		August 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued[1]	40,820	350	247,808	2,050
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(122,998)	(1,100)	(157,763)	(1,300)
Net Increase (Decrease)—ETF Shares	(82,178)	(750)	90,045	750
Institutional Shares
Issued[1]	30,996	875	309,551	9,150
Issued in Lieu of Cash Distributions	11,230	315	28,772	853
Redeemed	(33,739)	(953)	(244,227)	(6,974)
Net Increase (Decrease)—Institutional Shares	8,487	237	94,096	3,029
Institutional Plus Shares
Issued[1]	188,749	2,052	122,255	1,517
Issued in Lieu of Cash Distributions	7,938	89	12,623	148
Redeemed	(227)	(2)	(8,723)	(93)
Net Increase (Decrease)—Institutional Plus Shares	196,460	2,139	126,155	1,572
1 Includes purchase fees for fiscal 2018 and 2017 of $268,000 and $2,236,000, respectively (fund totals).

H. Management has determined that no material events or transactions occurred subsequent to February 28, 2018, that would require recognition or disclosure in these financial statements.

21

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

22

Six Months Ended February 28, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Extended Duration Treasury Index Fund	8/31/2017	2/28/2018	Period
Based on Actual Fund Return
ETF Shares	$1,000.00	$925.65	$0.33
Institutional Shares	1,000.00	925.57	0.29
Institutional Plus Shares	1,000.00	925.73	0.19
Based on Hypothetical 5% Yearly Return
ETF Shares	$1,000.00	$1,024.45	$0.35
Institutional Shares	1,000.00	1,024.50	0.30
Institutional Plus Shares	1,000.00	1,024.60	0.20

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.07% for ETF Shares, 0.06% for Institutional Shares, and 0.04% for Institutional Plus Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

23

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available.

Distribution by Coupon. A breakdown of the securities in a fund according to coupon rate—the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or “called”) early by the issuer.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

24

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

25

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of
Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited
(BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Treasury
STRIPS 20–30 Year Equal Par Bond Index (the Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Extended Duration Treasury Index Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Extended Duration Treasury Index Fund. The Index is licensed for use by The
Vanguard Group, Inc. (Vanguard) as the sponsor of the Extended Duration Treasury Index Fund. Bloomberg and Barclays’
only relationship with Vanguard in respect to the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Extended Duration Treasury Index Fund
or the owners of the Extended Duration Treasury Index Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the
Extended Duration Treasury Index Fund. Investors acquire the Extended Duration Treasury Index Fund from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Extended Duration Treasury Index Fund. The Extended Duration Treasury
Index Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Extended Duration Treasury
Index Fund or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Extended Duration
Treasury Index Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Extended Duration Treasury Index Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Extended
Duration Treasury Index Fund or any other third party into consideration in determining, composing or calculating the Index.
Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the
Extended Duration Treasury Index Fund.

26

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Extended Duration Treasury Index Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Extended Duration Treasury Index Fund, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD
PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY
DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER
BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY
THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS
INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED
WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS
FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED
THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR
TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG
NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED
PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL
BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL
DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF
A BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE EXTENDED DURATION
TREASURY INDEX FUND.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays
Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2018 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2018, Bloomberg. All rights reserved.

27

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q12752 042018

Semiannual Report | February 28, 2018

Vanguard Mega Cap Index Funds

Vanguard Mega Cap Index Fund

Vanguard Mega Cap Growth Index Fund

Vanguard Mega Cap Value Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Results of Proxy Voting.	6
Mega Cap Index Fund.	8
Mega Cap Growth Index Fund.	24
Mega Cap Value Index Fund.	39
About Your Fund’s Expenses.	54
Glossary.	56

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Growth stocks generally outperformed value stocks over the six months ended February 28, 2018. This trend was borne out in the performance of the three Vanguard Mega Cap Index Funds.

• Results for the period ranged from more than 10% for the Mega Cap Value Index Fund to more than 12% for the Mega Cap Growth Index Fund. The Mega Cap Index Fund, which includes both value and growth stocks, returned more than 11%. Each fund closely tracked its benchmark index.

• Technology contributed the most to returns for the Mega Cap Index and Mega Cap Growth Index Funds, while financials gave the biggest lift to the Mega Cap Value Index Fund.

• The utilities sector detracted the most from performance for the Mega Cap Index and Mega Cap Value Index Funds. Telecommunications crimped returns for the Mega Cap Growth Index Fund.

Total Returns: Six Months Ended February 28, 2018
Total
Returns
Vanguard Mega Cap Index Fund
ETF Shares
Market Price	11.48%
Net Asset Value	11.37
Institutional Shares	11.38
CRSP US Mega Cap Index	11.38
Large-Cap Core Funds Average	10.13
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Mega Cap Growth Index Fund
ETF Shares
Market Price	12.46%
Net Asset Value	12.39
Institutional Shares	12.39
CRSP US Mega Cap Growth Index	12.42
Large-Cap Growth Funds Average	13.29
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

1

Total
Returns
Vanguard Mega Cap Value Index Fund
ETF Shares
Market Price	10.52%
Net Asset Value	10.51
Institutional Shares	10.50
CRSP US Mega Cap Value Index	10.52
Large-Cap Value Funds Average	8.92
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The
Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749;
7,925,573; 8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the
Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Expense Ratios
Your Fund Compared With Its Peer Group
	ETF	Institutional	Peer Group
	Shares	Shares	Average
Mega Cap Index Fund	0.07%	0.06%	1.03%
Mega Cap Growth Index Fund	0.07	0.06	1.10
Mega Cap Value Index Fund	0.07	0.06	1.04

The fund expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2018, the annualized expense ratios were: for the Mega Cap Index Fund, 0.07% for ETF
Shares and 0.06% for Institutional Shares; for the Mega Cap Growth Index Fund, 0.07% for ETF Shares and 0.06% for Institutional Shares;
and for the Mega Cap Value Index Fund, 0.07% for ETF Shares and 0.06% for Institutional Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2017.

Peer groups: For the Mega Cap Index Fund, Large-Cap Core Funds; for the Mega Cap Growth Index Fund, Large-Cap Growth Funds; and for
the Mega Cap Value Index Fund, Large-Cap Value Funds.

2

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

As I begin my tenure as Vanguard’s fourth chief executive, I’ve been reflecting on both the past and the future of the company where I have spent my entire professional career.

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

Making a real difference

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. Over the past 25 years, for example, Vanguard has lowered our funds’ asset-weighted average expense ratio

3

from 0.31% to 0.12%. And over the past decade, 94% of our funds have beaten the average annual return of their peers.1

Focused on your success

Vanguard is built for Vanguard investors—as a client-owned company, we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I intend to keep this priority front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

As I write this, we’ve experienced a period of pronounced market volatility. Strong economic growth and budding signs of inflation have raised concerns about a more aggressive Federal Reserve. Although volatility can test investors’ nerves, we sometimes think of this as “Vanguard weather”—a time when having a disciplined, low-cost, and long-term approach to investment management serves investors well.

Market Barometer
			Total Returns
		Periods Ended February 28, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	10.62%	16.70%	14.56%
Russell 2000 Index (Small-caps)	8.30	10.51	12.19
Russell 3000 Index (Broad U.S. market)	10.45	16.22	14.37
FTSE All-World ex US Index (International)	7.84	21.50	6.69

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.18%	0.51%	1.71%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-1.24	2.50	2.57
Citigroup Three-Month U.S. Treasury Bill Index	0.59	0.98	0.27

CPI
Consumer Price Index	1.41%	2.21%	1.41%

The performance data shown represent past performance, which is not a guarantee of future results.

1 For the ten-year period through December 31, 2017, 9 of 9 Vanguard money market funds, 56 of 60 bond funds, 21 of 22 balanced funds, and 131 of 140 stock funds, or 217 of 231 Vanguard funds, outperformed their peer-group averages. Sources: Vanguard, based on data from Lipper, a Thomson Reuters Company.

4

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
March 19, 2018

5

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	1,040,401,220	33,553,324	96.9%
Emerson U. Fullwood	1,039,160,376	34,794,169	96.8%
Amy Gutmann	1,040,321,884	33,632,661	96.9%
JoAnn Heffernan Heisen	1,041,268,182	32,686,363	97.0%
F. Joseph Loughrey	1,040,201,842	33,752,703	96.9%
Mark Loughridge	1,039,909,454	34,045,090	96.8%
Scott C. Malpass	1,039,175,722	34,778,823	96.8%
F. William McNabb III	1,038,914,560	35,039,985	96.7%
Deanna Mulligan	1,041,175,691	32,778,854	96.9%
André F. Perold	1,028,804,958	45,149,587	95.8%
Sarah Bloom Raskin	1,040,743,960	33,210,585	96.9%
Peter F. Volanakis	1,039,529,631	34,424,914	96.8%
*Results are for all funds within the same trust.

Proposal 2—Approve a manager-of-managers arrangement with third-party investment advisors.

This arrangement enables the fund to enter into and materially amend investment advisory arrangements with third-party investment advisors, subject to the approval of the fund’s board of trustees and certain conditions imposed by the Securities and Exchange Commission, while avoiding the costs and delays associated with obtaining future shareholder approval.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Mega Cap Growth Index Fund	15,704,512	310,493	419,812	5,588,458	71.3%
Mega Cap Index Fund	6,887,744	187,661	269,392	2,087,563	73.0%
Mega Cap Value Index Fund	14,328,868	260,328	179,223	3,116,495	80.1%

6

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Mega Cap Growth Index Fund	15,760,091	318,061	356,664	5,588,458	71.6%
Mega Cap Index Fund	6,900,231	188,002	256,564	2,087,563	73.2%
Mega Cap Value Index Fund	14,341,738	176,500	250,181	3,116,495	80.2%

7

Mega Cap Index Fund

Fund Profile
As of February 28, 2018

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	MGC	VMCTX
Expense Ratio[1]	0.07%	0.06%
30-Day SEC Yield	1.87%	1.88%

Portfolio Characteristics
			DJ
		CRSP US	U.S. Total
		Mega Cap	Market
	Fund	Index	FA Index
Number of Stocks	267	267	3,746
Median Market Cap $140.1B		$140.1B	$68.2B
Price/Earnings Ratio	22.3x	22.3x	21.7x
Price/Book Ratio	3.3x	3.3x	3.0x
Return on Equity	16.1%	16.1%	15.0%
Earnings Growth Rate	7.9%	7.9%	8.5%
Dividend Yield	1.9%	1.9%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	4%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ
		CRSP US	U.S. Total
		Mega Cap	Market
	Fund	Index	FA Index
Basic Materials	1.9%	1.9%	2.6%
Consumer Goods	8.2	8.2	8.5
Consumer Services	14.0	14.0	13.2
Financials	19.2	19.2	20.5
Health Care	13.7	13.7	12.6
Industrials	11.1	11.1	13.2
Oil & Gas	5.4	5.4	5.2
Technology	22.0	22.0	19.8
Telecommunications	2.2	2.2	1.7
Utilities	2.3	2.3	2.7

Sector categories are based on the Industry Classification
Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.

Volatility Measures
		DJ
	CRSP US	U.S. Total
	Mega Cap	Market
	Index	FA Index
R-Squared	1.00	0.98
Beta	1.00	0.99

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer Hardware	4.1%
Microsoft Corp.	Software	3.6
Alphabet Inc.	Internet	3.3
Amazon.com Inc.	Broadline Retailers	3.1
Facebook Inc.	Internet	2.1
Berkshire Hathaway Inc. Diversified Financial	Services	2.0
JPMorgan Chase & Co.	Banks	2.0
Johnson & Johnson	Pharmaceuticals	1.7
Exxon Mobil Corp.	Integrated Oil & Gas	1.6
Bank of America Corp.	Banks	1.6
Top Ten		25.1%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year.
For the six months ended February 28, 2018, the annualized expense ratios were 0.07% for ETF Shares and 0.06% for Institutional Shares.

8

Mega Cap Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 17, 2007, Through February 28, 2018

Mega Cap Index Fund ETF Shares Net Asset Value
Spliced Mega Cap Index

For a benchmark description, see the Glossary.
Note: For 2018, performance data reflect the six months ended February 28, 2018.

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
ETF Shares	12/17/2007
Market Price		22.57%	15.81%	8.48%
Net Asset Value		22.56	15.79	8.48
Institutional Shares	2/22/2008	22.57	15.82	9.51[1]
1 Return since inception.

See Financial Highlights for dividend and capital gains information.

9

Mega Cap Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)[1]
Basic Materials (1.9%)
	DowDuPont Inc.	181,011	12,725
	Praxair Inc.	22,137	3,315
	Air Products & Chemicals
	Inc.	16,899	2,717
	LyondellBasell Industries
	NV Class A	24,399	2,640
	Ecolab Inc.	20,168	2,631
	PPG Industries Inc.	19,669	2,212
	International Paper Co.	31,899	1,901
	Nucor Corp.	24,582	1,608
			29,749
Consumer Goods (8.2%)
	Procter & Gamble Co.	196,231	15,408
	Coca-Cola Co.	296,591	12,819
	Philip Morris International
	Inc.	120,153	12,442
	PepsiCo Inc.	109,978	12,068
	Altria Group Inc.	147,576	9,290
	NIKE Inc. Class B	100,778	6,755
	Mondelez International
	Inc. Class A	109,716	4,816
	Colgate-Palmolive Co.	67,900	4,683
	Monsanto Co.	34,090	4,206
	Activision Blizzard Inc.	55,574	4,064
	General Motors Co.	93,433	3,677
*,^	Tesla Inc.	10,374	3,559
	Ford Motor Co.	301,804	3,202
	Kraft Heinz Co.	47,108	3,159
	Kimberly-Clark Corp.	27,233	3,021
*	Electronic Arts Inc.	23,809	2,945
	Constellation Brands Inc.
	Class A	12,649	2,726
	Estee Lauder Cos. Inc.
	Class A	17,410	2,410
	General Mills Inc.	43,935	2,221
*	Monster Beverage Corp.	32,704	2,072
	Stanley Black & Decker Inc.	11,873	1,890

			Market
			Value•
		Shares	($000)
	VF Corp.	24,356	1,816
	Archer-Daniels-Midland Co.	43,253	1,796
	Kellogg Co.	21,479	1,422
	Hershey Co.	11,074	1,088
	Brown-Forman Corp.
	Class B	14,216	992
	Aptiv plc	10,200	932
	Tyson Foods Inc. Class A	11,541	858
	Campbell Soup Co.	7,556	325
			126,662
Consumer Services (14.0%)
*	Amazon.com Inc.	31,722	47,978
	Home Depot Inc.	90,265	16,453
	Comcast Corp. Class A	360,674	13,060
	Walt Disney Co.	110,904	11,441
	Walmart Inc.	115,461	10,393
	McDonald’s Corp.	61,675	9,729
*	Netflix Inc.	31,744	9,250
*	Booking Holdings Inc.	3,804	7,737
	Costco Wholesale Corp.	33,772	6,447
	Starbucks Corp.	104,487	5,966
	Lowe’s Cos. Inc.	64,443	5,773
	Time Warner Inc.	57,160	5,314
	CVS Health Corp.	78,332	5,305
*	Charter Communications
	Inc. Class A	14,411	4,928
	Walgreens Boots Alliance
	Inc.	66,318	4,569
	TJX Cos. Inc.	46,680	3,860
*	eBay Inc.	76,686	3,287
	Target Corp.	42,007	3,168
	Twenty-First Century Fox
	Inc. Class A	82,080	3,022
	Marriott International Inc.
	Class A	21,125	2,983
	Delta Air Lines Inc.	49,619	2,674
	McKesson Corp.	16,166	2,412
	Southwest Airlines Co.	41,306	2,389
	Las Vegas Sands Corp.	30,568	2,226
	Sysco Corp.	36,386	2,170

10

Mega Cap Index Fund

			Market
			Value•
		Shares	($000)
	Yum! Brands Inc.	25,997	2,116
	Carnival Corp.	30,938	2,070
	Dollar General Corp.	21,138	1,999
	Kroger Co.	68,656	1,862
	American Airlines Group
	Inc.	33,177	1,800
	Cardinal Health Inc.	24,365	1,686
*	O’Reilly Automotive Inc.	6,571	1,605
	Omnicom Group Inc.	17,862	1,362
	CBS Corp. Class B	25,640	1,358
	Hilton Worldwide Holdings
	Inc.	16,111	1,302
	Twenty-First Century Fox
	Inc.	33,337	1,214
	Ross Stores Inc.	14,986	1,170
*	AutoZone Inc.	1,073	713
*	DISH Network Corp.
	Class A	16,891	704
*	United Continental
	Holdings Inc.	10,023	679
^	Sirius XM Holdings Inc.	107,664	676
	AmerisourceBergen Corp.
	Class A	6,357	605
*	Altice USA Inc. Class A	4,357	79
	CBS Corp. Class A	300	16
			215,550
Financials (19.2%)
	JPMorgan Chase & Co.	268,347	30,994
*	Berkshire Hathaway Inc.
	Class B	143,202	29,671
	Bank of America Corp.	766,400	24,601
	Wells Fargo & Co.	342,783	20,022
	Visa Inc. Class A	140,219	17,238
	Citigroup Inc.	204,473	15,436
	Mastercard Inc. Class A	72,670	12,772
	Goldman Sachs Group Inc.	26,279	6,910
	US Bancorp	121,911	6,627
	Morgan Stanley	104,831	5,873
	PNC Financial Services
	Group Inc.	36,791	5,800
	American Express Co.	53,749	5,241
	Charles Schwab Corp.	93,251	4,944
	Chubb Ltd.	34,143	4,846
	BlackRock Inc.	8,674	4,766
	American Tower Corp.	33,175	4,622
	CME Group Inc.	26,276	4,366
	Bank of New York Mellon
	Corp.	75,249	4,291
	American International
	Group Inc.	69,514	3,986
	S&P Global Inc.	19,740	3,786
	Simon Property Group Inc.	24,001	3,684
	Capital One Financial Corp.	37,484	3,671
	Prudential Financial Inc.	32,758	3,483

			Market
			Value•
		Shares	($000)
	Crown Castle International
	Corp.	31,392	3,455
	BB&T Corp.	60,966	3,313
	Intercontinental Exchange
	Inc.	45,223	3,305
	Marsh & McLennan Cos.
	Inc.	39,470	3,277
	MetLife Inc.	65,129	3,008
	Travelers Cos. Inc.	21,185	2,945
	State Street Corp.	27,206	2,888
	Aon plc	19,326	2,712
	Aflac Inc.	30,398	2,702
	Progressive Corp.	44,912	2,586
	SunTrust Banks Inc.	36,798	2,570
	Allstate Corp.	27,756	2,561
	Prologis Inc.	40,879	2,481
	Equinix Inc.	6,008	2,356
	Public Storage	11,457	2,228
	Discover Financial Services	28,044	2,211
	Synchrony Financial	57,492	2,092
	Weyerhaeuser Co.	58,220	2,039
	T. Rowe Price Group Inc.	17,818	1,994
	Fifth Third Bancorp	54,353	1,796
	Ameriprise Financial Inc.	11,463	1,793
	Northern Trust Corp.	16,690	1,767
	Equity Residential	28,522	1,604
*	Berkshire Hathaway Inc.
	Class A	5	1,551
	Welltower Inc.	28,526	1,498
	Boston Properties Inc.	11,978	1,424
	TD Ameritrade Holding
	Corp.	24,141	1,388
	Ventas Inc.	27,703	1,339
	Loews Corp.	23,573	1,163
	GGP Inc.	47,301	1,001
	Franklin Resources Inc.	25,777	997
	AvalonBay Communities
	Inc.	5,351	835
			296,509
Health Care (13.7%)
	Johnson & Johnson	207,728	26,980
	UnitedHealth Group Inc.	74,900	16,939
	Pfizer Inc.	461,013	16,739
	AbbVie Inc.	123,495	14,304
	Merck & Co. Inc.	210,653	11,422
	Amgen Inc.	56,138	10,317
	Bristol-Myers Squibb Co.	126,550	8,378
	Medtronic plc	104,685	8,363
	Abbott Laboratories	134,601	8,120
	Gilead Sciences Inc.	100,986	7,951
	Thermo Fisher Scientific
	Inc.	31,020	6,470
	Eli Lilly & Co.	76,648	5,903
*	Celgene Corp.	60,895	5,305

11

Mega Cap Index Fund

			Market
			Value•
		Shares	($000)
*	Biogen Inc.	16,360	4,728
	Anthem Inc.	19,850	4,672
	Becton Dickinson and Co.	20,571	4,567
	Aetna Inc.	25,227	4,467
	Allergan plc	25,738	3,969
	Stryker Corp.	23,158	3,755
	Cigna Corp.	19,058	3,733
*	Intuitive Surgical Inc.	8,631	3,681
*	Express Scripts Holding
	Co.	43,791	3,304
*	Vertex Pharmaceuticals
	Inc.	19,584	3,252
	Zoetis Inc.	37,645	3,044
	Humana Inc.	10,992	2,988
*	Boston Scientific Corp.	106,222	2,896
	Baxter International Inc.	40,000	2,712
*	Illumina Inc.	11,309	2,579
	HCA Healthcare Inc.	21,814	2,165
*	Regeneron
	Pharmaceuticals Inc.	6,133	1,965
*	Alexion Pharmaceuticals
	Inc.	16,449	1,932
	Zimmer Biomet Holdings
	Inc.	15,717	1,827
*	Mylan NV	39,382	1,588
			211,015
Industrials (11.1%)
	Boeing Co.	43,752	15,847
	3M Co.	46,090	10,855
	General Electric Co.	670,644	9,463
	Honeywell International
	Inc.	58,921	8,904
	Union Pacific Corp.	60,896	7,932
	United Technologies Corp.	58,633	7,900
	Accenture plc Class A	47,585	7,662
	Caterpillar Inc.	46,033	7,118
*	PayPal Holdings Inc.	88,334	7,015
	Lockheed Martin Corp.	18,845	6,642
	United Parcel Service Inc.
	Class B	53,183	5,553
	Raytheon Co.	22,346	4,860
	Danaher Corp.	48,371	4,730
	Northrop Grumman Corp.	13,416	4,696
	FedEx Corp.	18,651	4,596
	General Dynamics Corp.	19,602	4,360
	Deere & Co.	24,866	4,000
	Automatic Data
	Processing Inc.	32,567	3,756
	Illinois Tool Works Inc.	22,538	3,638
	Emerson Electric Co.	49,655	3,528
	CSX Corp.	65,653	3,527
	Norfolk Southern Corp.	22,088	3,072
	Waste Management Inc.	33,576	2,898
	TE Connectivity Ltd.	27,184	2,802

			Market
			Value•
		Shares	($000)
	Eaton Corp. plc	34,064	2,749
	Johnson Controls
	International plc	71,585	2,639
	Sherwin-Williams Co.	6,557	2,633
	Fidelity National
	Information Services Inc.	25,752	2,503
	Cummins Inc.	12,161	2,045
	PACCAR Inc.	27,208	1,948
	Fortive Corp.	24,100	1,851
	Parker-Hannifin Corp.	10,331	1,844
	Rockwell Automation Inc.	9,883	1,787
	Ingersoll-Rand plc	19,394	1,722
	Agilent Technologies Inc.	24,875	1,706
	Paychex Inc.	24,962	1,626
	Republic Services Inc.
	Class A	16,852	1,132
			171,539
Oil & Gas (5.4%)
	Exxon Mobil Corp.	327,749	24,824
	Chevron Corp.	146,883	16,439
	Schlumberger Ltd.	107,110	7,031
	ConocoPhillips	92,486	5,023
	EOG Resources Inc.	44,711	4,535
	Occidental Petroleum Corp.	59,164	3,881
	Valero Energy Corp.	33,795	3,056
	Phillips 66	33,367	3,015
	Halliburton Co.	64,130	2,977
	Marathon Petroleum Corp.	37,742	2,418
	Anadarko Petroleum Corp.	42,252	2,410
	Kinder Morgan Inc.	146,602	2,375
	Pioneer Natural Resources
	Co.	13,194	2,246
	Williams Cos. Inc.	63,912	1,774
	Apache Corp.	29,438	1,005
	Devon Energy Corp.	19,256	590
			83,599
Technology (22.0%)
	Apple Inc.	357,324	63,647
	Microsoft Corp.	596,641	55,947
*	Facebook Inc. Class A	184,425	32,887
*	Alphabet Inc. Class A	23,098	25,498
*	Alphabet Inc. Class C	22,989	25,397
	Intel Corp.	361,980	17,842
	Cisco Systems Inc.	382,286	17,119
	Oracle Corp.	242,097	12,267
	International Business
	Machines Corp.	68,057	10,605
	NVIDIA Corp.	42,208	10,214
	Texas Instruments Inc.	76,209	8,257
*	Adobe Systems Inc.	38,104	7,969
	Broadcom Ltd.	31,556	7,777
	QUALCOMM Inc.	114,004	7,410
*	salesforce.com Inc.	53,096	6,172
	Applied Materials Inc.	82,514	4,752

12

Mega Cap Index Fund

			Market
			Value•
		Shares	($000)
*	Micron Technology Inc.	84,705	4,135
	Cognizant Technology
	Solutions Corp. Class A	45,609	3,741
	Intuit Inc.	18,764	3,131
	HP Inc.	129,261	3,023
	Analog Devices Inc.	28,468	2,566
	Hewlett Packard
	Enterprise Co.	123,056	2,288
	DXC Technology Co.	22,021	2,258
	Corning Inc.	67,002	1,948
	Lam Research Corp.	6,284	1,206
*	VMware Inc. Class A	5,924	781
*,^	Snap Inc.	33,502	580
			339,417
Telecommunications (2.2%)
	AT&T Inc.	474,722	17,233
	Verizon Communications
	Inc.	318,983	15,228
*	T-Mobile US Inc.	22,626	1,371
*,^	Sprint Corp.	45,486	236
			34,068
Utilities (2.3%)
	NextEra Energy Inc.	36,374	5,534
	Duke Energy Corp.	54,170	4,081
	Dominion Energy Inc.	49,729	3,684
	Southern Co.	77,247	3,326
	Exelon Corp.	74,230	2,750
	American Electric Power
	Co. Inc.	38,026	2,494
	Sempra Energy	19,381	2,112
	Public Service Enterprise
	Group Inc.	39,189	1,898
	Consolidated Edison Inc.	23,914	1,791
	Xcel Energy Inc.	39,443	1,707
	PG&E Corp.	39,945	1,641
	Edison International	25,305	1,533
	PPL Corp.	53,028	1,519
	FirstEnergy Corp.	17,112	553
			34,623
Total Common Stocks
(Cost $978,844)			1,542,731
Temporary Cash Investments (0.2%)[1]
Money Market Fund (0.2%)
[2,3]	Vanguard Market
	Liquidity Fund, 1.601%	27,211	2,721

	Face	Market
	Amount	Value •
	($000)	($000)
U. S. Government and Agency Obligations (0.0%)
4 United States Treasury
Bill, 1.602%, 5/24/18	400	398
Total Temporary Cash Investments
(Cost $3,119)		3,119
Total Investments (100.2%)
(Cost $981,963)		1,545,850

		Amount
		($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Investment in Vanguard		85
Receivables for Investment Securities Sold 10,471
Receivables for Accrued Income		3,100
Receivables for Capital Shares Issued		1
Total Other Assets		13,657
Liabilities
Payables for Investment
Securities Purchased		(179)
Collateral for Securities on Loan		(2,721)
Payables for Capital Shares Redeemed		(10,834)
Payables to Vanguard		(520)
Variation Margin Payable—
Futures Contracts		(2)
Other Liabilities		(2,614)
Total Liabilities		(16,870)
Net Assets (100%)		1,542,637

13

Mega Cap Index Fund

At February 28, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	1,014,416
Undistributed Net Investment Income	4,187
Accumulated Net Realized Losses	(39,856)
Unrealized Appreciation (Depreciation)
Investment Securities	563,887
Futures Contracts	3
Net Assets	1,542,637

ETF Shares—Net Assets
Applicable to 15,100,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,414,822
Net Asset Value Per Share—
ETF Shares	$93.70

Amount
($000)
Institutional Shares—Net Assets
Applicable to 691,886 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	127,815
Net Asset Value Per Share—
Institutional Shares	$184.73

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $2,569,000.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 100.0% and 0.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
3 Includes $2,721,000 of collateral received for securities
on loan.
4 Securities with a value of $299,000 have been segregated
as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	March 2018	1	136	3

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Mega Cap Index Fund

Statement of Operations

Six Months Ended
February28,2018
($000)
Investment Income
Income
Dividends	14,041
Interest[1]	8
Securities Lending—Net	13
Total Income	14,062
Expenses
The Vanguard Group—Note B
Investment Advisory Services	183
Management and Administrative—ETF Shares	25
Management and Administrative—Institutional Shares	21
Marketing and Distribution—ETF Shares	28
Marketing and Distribution—Institutional Shares	2
Custodian Fees	15
Shareholders’ Reports and Proxy—ETF Shares	232
Shareholders’ Reports and Proxy—Institutional Shares	—
Total Expenses	506
Net Investment Income	13,556
Realized Net Gain (Loss)
Investment Securities Sold[1]	12,996
Futures Contracts	286
Realized Net Gain (Loss)	13,282
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	128,939
Futures Contracts	(57)
Change in Unrealized Appreciation (Depreciation)	128,882
Net Increase (Decrease) in Net Assets Resulting from Operations	155,720

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $6,000, $1,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Mega Cap Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	13,556	26,751
Realized Net Gain (Loss)	13,282	59,057
Change in Unrealized Appreciation (Depreciation)	128,882	111,792
Net Increase (Decrease) in Net Assets Resulting from Operations	155,720	197,600
Distributions
Net Investment Income
ETF Shares	(13,801)	(23,592)
Institutional Shares	(1,431)	(2,482)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(15,232)	(26,074)
Capital Share Transactions
ETF Shares	54,923	20,632
Institutional Shares	(17,084)	(18,190)
Net Increase (Decrease) from Capital Share Transactions	37,839	2,442
Total Increase (Decrease)	178,327	173,968
Net Assets
Beginning of Period	1,364,310	1,190,342
End of Period[1]	1,542,637	1,364,310

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $4,187,000 and $5,863,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Mega Cap Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$85.02	$74.19	$67.35	$68.69	$55.99	$48.52
Investment Operations
Net Investment Income	. 831[1]	1.676[1]	1.582	1.399	1.250	1.189
Net Realized and Unrealized Gain (Loss)
on Investments	8.783	10.788	6.793	(1.377)	12.687	7.471
Total from Investment Operations	9.614	12.464	8.375	.022	13.937	8.660
Distributions
Dividends from Net Investment Income	(.934)	(1.634)	(1.535)	(1.362)	(1.237)	(1.190)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.934)	(1.634)	(1.535)	(1.362)	(1.237)	(1.190)
Net Asset Value, End of Period	$93.70	$85.02	$74.19	$67.35	$68.69	$55.99
Total Return	11.37%	17.01%	12.61%	-0.05%	25.13%	18.10%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,415	$1,233	$1,057	$970	$810	$588
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.07%	0.09%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	1.85%	2.12%	2.23%	2.02%	2.00%	2.26%
Portfolio Turnover Rate[2]	4%	6%	7%	8%	6%	10%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Mega Cap Index Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$167.62	$146.25	$132.77	$135.41	$110.38	$95.66
Investment Operations
Net Investment Income	1.643[1]	3.362[1]	3.117	2.798	2.498	2.373
Net Realized and Unrealized Gain (Loss)
on Investments	17.315	21.220	13.419	(2.717)	25.000	14.727
Total from Investment Operations	18.958	24.582	16.536	.081	27.498	17.100
Distributions
Dividends from Net Investment Income	(1.848)	(3.212)	(3.056)	(2.721)	(2.468)	(2.380)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.848)	(3.212)	(3.056)	(2.721)	(2.468)	(2.380)
Net Asset Value, End of Period	$184.73	$167.62	$146.25	$132.77	$135.41	$110.38
Total Return	11.38%	17.02%	12.63%	-0.01%	25.15%	18.13%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$128	$132	$133	$298	$314	$339
Ratio of Total Expenses to
Average Net Assets	0.06%	0.06%	0.06%	0.06%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	1.86%	2.13%	2.24%	2.05%	2.03%	2.29%
Portfolio Turnover Rate [2]	4%	6%	7%	8%	6%	10%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Mega Cap Index Fund

Notes to Financial Statements

Vanguard Mega Cap Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

19

Mega Cap Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and for the period ended February 28, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2018, or at any time during the period then ended.

20

Mega Cap Index Fund

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2018, the fund had contributed to Vanguard capital in the amount of $85,000, representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

21

Mega Cap Index Fund

The following table summarizes the market value of the fund’s investments as of February 28, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,542,731	—	—
Temporary Cash Investments	2,721	398	—
Futures Contracts—Liabilities[1]	(2)	—	—
Total	1,545,450	398	—
1 Represents variation margin on the last day of the reporting period.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2018, the fund realized $16,636,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2017, the fund had available capital losses totaling $36,441,000 to offset future net capital gains. Of this amount, $18,779,000 is subject to expiration dates; $12,576,000 may be used to offset future net capital gains through August 31, 2018, and $6,203,000 through August 31, 2019. Capital losses of $17,662,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2018, the cost of investment securities for tax purposes was $981,963,000. Net unrealized appreciation of investment securities for tax purposes was $563,887,000, consisting of unrealized gains of $592,175,000 on securities that had risen in value since their purchase and $28,288,000 in unrealized losses on securities that had fallen in value since their purchase.

22

Mega Cap Index Fund

E. During the six months ended February 28, 2018, the fund purchased $97,840,000 of investment securities and sold $57,088,000 of investment securities, other than temporary cash investments. Purchases and sales include $71,360,000 and $29,743,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the six months ended February 28, 2018, such purchases and sales were $6,664,000 and $7,456,000 respectively; these amounts are included in the purchases and sales of investment securities noted above.

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2018		August 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	84,955	925	131,455	1,625
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(30,032)	(325)	(110,823)	(1,375)
Net Increase (Decrease)—ETF Shares	54,923	600	20,632	250
Institutional Shares
Issued	1,998	12	58,691	359
Issued in Lieu of Cash Distributions	952	6	2,482	16
Redeemed	(20,034)	(111)	(79,363)	(501)
Net Increase (Decrease)—Institutional Shares	(17,084)	(93)	(18,190)	(126)

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2018, that would require recognition or disclosure in these financial statements.

23

Mega Cap Growth Index Fund

Fund Profile
As of February 28, 2018

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	MGK	VMGAX
Expense Ratio[1]	0.07%	0.06%
30-Day SEC Yield	1.32%	1.33%

Portfolio Characteristics
		CRSP US	DJ
		Mega Cap	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Number of Stocks	129	129	3,746
Median Market Cap $119.7B		$119.7B	$68.2B
Price/Earnings Ratio	28.3x	28.3x	21.7x
Price/Book Ratio	6.1x	6.1x	3.0x
Return on Equity	19.8%	19.8%	15.0%
Earnings Growth Rate	13.8%	13.8%	8.5%
Dividend Yield	1.3%	1.3%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	6%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		CRSP US	DJ
		Mega Cap	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Basic Materials	1.2%	1.2%	2.6%
Consumer Goods	10.4	10.4	8.5
Consumer Services	23.1	23.2	13.2
Financials	11.3	11.3	20.5
Health Care	11.3	11.3	12.6
Industrials	10.9	10.8	13.2
Oil & Gas	2.9	2.9	5.2
Technology	28.7	28.7	19.8
Telecommunications	0.2	0.2	1.7
Utilities	0.0	0.0	2.7

Sector categories are based on the Industry Classification
Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.

Volatility Measures
	CRSP US	DJ
	Mega Cap	U.S. Total
	Growth	Market
	Index	FA Index
R-Squared	1.00	0.88
Beta	1.00	1.05

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer Hardware	8.7%
Alphabet Inc.	Internet	7.0
Amazon.com Inc.	Broadline Retailers	6.6
Facebook Inc.	Internet	4.5
Visa Inc.	Consumer Finance	2.4
Home Depot Inc.	Home Improvement
	Retailers	2.3
Boeing Co.	Aerospace &
	Defense	2.2
AbbVie Inc.	Biotechnology	2.0
Comcast Corp.	Broadcasting &
	Entertainment	1.8
Coca-Cola Co.	Soft Drinks	1.8
Top Ten		39.3%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year.
For the six months ended February 28, 2018, the annualized expense ratios were 0.07% for ETF Shares and 0.06% for Institutional Shares.

24

Mega Cap Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 17, 2007, Through February 28, 2018

Mega Cap Growth Index Fund ETF Shares Net Asset Value
Spliced Mega Cap Growth Index

For a benchmark description, see the Glossary.
Note: For 2018, performance data reflect the six months ended February 28, 2018.

Average Annual Total Returns: Periods Ended December 31, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
ETF Shares	12/17/2007
Market Price		29.45%	16.56%	9.85%
Net Asset Value		29.47	16.56	9.85
Institutional Shares	4/3/2008	29.49	16.57	10.93[1]
1 Return since inception.

See Financial Highlights for dividend and capital gains information.

25

Mega Cap Growth Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)[1]
Basic Materials (1.2%)
	Praxair Inc.	111,566	16,707
	Ecolab Inc.	101,137	13,193
	Nucor Corp.	123,671	8,088
	PPG Industries Inc.	49,499	5,566
			43,554
Consumer Goods (10.4%)
	Coca-Cola Co.	1,492,666	64,513
	Philip Morris International
	Inc.	604,861	62,633
	Altria Group Inc.	742,772	46,757
	NIKE Inc. Class B	507,044	33,987
	Colgate-Palmolive Co.	341,968	23,586
	Monsanto Co.	171,530	21,162
	Activision Blizzard Inc.	279,784	20,461
*,^	Tesla Inc.	52,329	17,952
	Kraft Heinz Co.	237,359	15,915
*	Electronic Arts Inc.	119,937	14,836
	Constellation Brands Inc.
	Class A	63,791	13,746
	Estee Lauder Cos. Inc.
	Class A	87,443	12,106
*	Monster Beverage Corp.	164,484	10,423
	Stanley Black & Decker
	Inc.	59,674	9,499
	Hershey Co.	55,417	5,445
	Brown-Forman Corp.
	Class B	71,095	4,962
	Aptiv plc	51,734	4,725
			382,708
Consumer Services (23.1%)
*	Amazon.com Inc.	159,454	241,166
	Home Depot Inc.	454,712	82,880
	Comcast Corp. Class A	1,816,121	65,762
	Walt Disney Co.	558,521	57,617
	McDonald’s Corp.	310,352	48,955
*	Netflix Inc.	160,061	46,639

			Market
			Value•
		Shares	($000)
*	Booking Holdings Inc.	18,969	38,584
	Costco Wholesale Corp.	170,123	32,477
	Starbucks Corp.	526,222	30,047
	Lowe’s Cos. Inc.	324,302	29,054
*	Charter Communications
	Inc. Class A	72,615	24,829
	Walgreens Boots Alliance
	Inc.	334,215	23,024
	TJX Cos. Inc.	235,537	19,474
	Marriott International Inc.
	Class A	106,521	15,042
	Time Warner Inc.	144,123	13,398
	Southwest Airlines Co.	208,074	12,035
	Yum! Brands Inc.	131,340	10,688
	Dollar General Corp.	106,285	10,054
*	O’Reilly Automotive Inc.	33,054	8,071
	CBS Corp. Class B	127,360	6,746
	Hilton Worldwide
	Holdings Inc.	80,896	6,536
	Ross Stores Inc.	75,015	5,858
	Las Vegas Sands Corp.	76,843	5,595
	Carnival Corp.	77,852	5,209
*	AutoZone Inc.	5,335	3,546
^	Sirius XM Holdings Inc.	536,253	3,368
*	DISH Network Corp.
	Class A	42,098	1,755
*,^	Altice USA Inc. Class A	21,628	394
	CBS Corp. Class A	2,944	155
			848,958
Financials (11.3%)
	Visa Inc. Class A	706,118	86,810
	Mastercard Inc. Class A	365,673	64,271
	Charles Schwab Corp.	469,938	24,916
	BlackRock Inc.	43,706	24,013
	American Tower Corp.	167,031	23,273
	S&P Global Inc.	99,274	19,041
	Simon Property Group Inc.	121,108	18,591

26

Mega Cap Growth Index Fund

			Market
			Value•
		Shares	($000)
	Crown Castle
	International Corp.	158,226	17,414
	Intercontinental
	Exchange Inc.	227,898	16,655
	Marsh & McLennan
	Cos. Inc.	198,800	16,504
	Aon plc	97,199	13,639
	Prologis Inc.	205,954	12,497
	Equinix Inc.	30,475	11,949
	Public Storage	57,725	11,224
	Weyerhaeuser Co.	294,265	10,308
	T. Rowe Price Group Inc.	89,575	10,024
	Welltower Inc.	144,007	7,560
	Boston Properties Inc.	60,003	7,133
	TD Ameritrade Holding
	Corp.	121,505	6,987
	Ventas Inc.	138,495	6,692
	AvalonBay Communities
	Inc.	26,834	4,187
			413,688
Health Care (11.3%)
	AbbVie Inc.	621,628	72,003
	Bristol-Myers Squibb Co.	637,153	42,179
	Medtronic plc	527,139	42,113
	Thermo Fisher Scientific
	Inc.	156,169	32,574
*	Celgene Corp.	306,469	26,700
*	Biogen Inc.	82,321	23,790
	Becton Dickinson and Co.	103,694	23,022
	Gilead Sciences Inc.	254,270	20,019
	Stryker Corp.	116,647	18,915
*	Intuitive Surgical Inc.	43,676	18,626
*	Vertex Pharmaceuticals
	Inc.	98,582	16,368
	Zoetis Inc.	189,815	15,348
*	Boston Scientific Corp.	535,001	14,584
*	Illumina Inc.	56,809	12,954
	Allergan plc	64,758	9,987
*	Regeneron
	Pharmaceuticals Inc.	30,814	9,874
*	Alexion Pharmaceuticals
	Inc.	82,538	9,694
	Baxter International Inc.	100,676	6,825
			415,575
Industrials (10.8%)
	Boeing Co.	220,307	79,797
	3M Co.	231,891	54,613
	Union Pacific Corp.	306,592	39,934
	Accenture plc Class A	239,343	38,537
*	PayPal Holdings Inc.	444,580	35,304
	United Parcel Service Inc.
	Class B	267,461	27,926
	Automatic Data
	Processing Inc.	164,060	18,919

			Market
			Value•
		Shares	($000)
	Illinois Tool Works Inc.	113,454	18,316
	Sherwin-Williams Co.	32,806	13,174
	Fidelity National
	Information Services Inc.	129,896	12,623
	Danaher Corp.	121,725	11,902
	FedEx Corp.	46,960	11,571
	Fortive Corp.	121,683	9,345
	Rockwell Automation Inc.	49,986	9,038
	Agilent Technologies Inc.	125,191	8,587
	Paychex Inc.	125,700	8,187
			397,773
Oil & Gas (2.9%)
	Schlumberger Ltd.	539,262	35,397
	EOG Resources Inc.	225,266	22,846
	Occidental Petroleum
	Corp.	298,131	19,557
	Anadarko Petroleum Corp.	213,151	12,158
	Pioneer Natural Resources
	Co.	66,233	11,275
	Williams Cos. Inc.	160,789	4,464
			105,697
Technology (28.6%)
	Apple Inc.	1,799,167	320,468
*	Facebook Inc. Class A	928,515	165,573
*	Alphabet Inc. Class A	116,057	128,118
*	Alphabet Inc. Class C	115,792	127,919
	NVIDIA Corp.	212,294	51,375
	Texas Instruments Inc.	383,789	41,584
*	Adobe Systems Inc.	191,877	40,127
	Broadcom Ltd.	158,846	39,149
*	salesforce.com Inc.	267,223	31,065
	Applied Materials Inc.	415,394	23,923
*	Micron Technology Inc.	426,723	20,828
	Cognizant Technology
	Solutions Corp. Class A	229,584	18,830
	Intuit Inc.	94,469	15,763
	Analog Devices Inc.	143,385	12,926
	Lam Research Corp.	31,530	6,049
*	VMware Inc. Class A	29,703	3,913
*,^	Snap Inc.	167,874	2,908
			1,050,518
Telecommunications (0.2%)
*	T-Mobile US Inc.	113,253	6,864
Total Common Stocks
(Cost $2,460,173)			3,665,335
Temporary Cash Investments (0.5%)[1]
Money Market Fund (0.5%)
[2,3]	Vanguard Market
	Liquidity Fund, 1.601%	161,021	16,100

27

Mega Cap Growth Index Fund

	Face	Market
	Amount	Value •
	($000)	($000)
U. S. Government and Agency Obligations (0.0%)
United States Treasury
Bill, 1.461%, 5/3/18	600	599
4 United States Treasury
Bill, 1.370%, 5/17/18	800	797
		1,396
Total Temporary Cash Investments
(Cost $17,498)		17,496
Total Investments (100.3%)
(Cost $2,477,671)		3,682,831

		Amount
		($000)
Other Assets and Liabilities (-0.3%)
Other Assets
Investment in Vanguard		199
Receivables for Accrued Income		2,724
Receivables for Capital Shares Issued		1
Other Assets		1
Total Other Assets		2,925
Liabilities
Payables for Investment
Securities Purchased		(4)
Collateral for Securities on Loan		(12,289)
Payables to Vanguard		(849)
Variation Margin Payable—
Futures Contracts		(71)
Total Liabilities		(13,213)
Net Assets (100%)		3,672,543

At February 28, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	2,543,107
Undistributed Net Investment Income	4,250
Accumulated Net Realized Losses	(80,018)
Unrealized Appreciation (Depreciation)
Investment Securities	1,205,160
Futures Contracts	44
Net Assets	3,672,543

Amount
($000)
ETF Shares—Net Assets
Applicable to 31,289,005 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,634,175
Net Asset Value Per Share—
ETF Shares	$116.15

Institutional Shares—Net Assets
Applicable to 166,318 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	38,368
Net Asset Value Per Share—
Institutional Shares	$230.69

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $11,687,000.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 100.0% and 0.3%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
3 Includes $12,289,000 of collateral received for securities on loan.
4 Securities with a value of $498,000 have been segregated as initial margin for open futures contracts.

28

Mega Cap Growth Index Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	March 2018	43	5,836	44

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

29

Mega Cap Growth Index Fund

Statement of Operations

Six Months Ended
February28,2018
($000)
Investment Income
Income
Dividends	21,946
Interest[1]	32
Securities Lending—Net	78
Total Income	22,056
Expenses
The Vanguard Group—Note B
Investment Advisory Services	413
Management and Administrative—ETF Shares	555
Management and Administrative—Institutional Shares	6
Marketing and Distribution—ETF Shares	73
Marketing and Distribution—Institutional Shares	—
Custodian Fees	26
Shareholders’ Reports and Proxy—ETF Shares	117
Shareholders’ Reports and Proxy—Institutional Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	1,191
Net Investment Income	20,865
Realized Net Gain (Loss)
Investment Securities Sold[1]	75,750
Futures Contracts	574
Realized Net Gain (Loss)	76,324
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	298,459
Futures Contracts	(36)
Change in Unrealized Appreciation (Depreciation)	298,423
Net Increase (Decrease) in Net Assets Resulting from Operations	395,612

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $26,000, $1,000, and ($3,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Mega Cap Growth Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	20,865	38,027
Realized Net Gain (Loss)	76,324	75,317
Change in Unrealized Appreciation (Depreciation)	298,423	406,493
Net Increase (Decrease) in Net Assets Resulting from Operations	395,612	519,837
Distributions
Net Investment Income
ETF Shares	(23,717)	(36,619)
Institutional Shares	(261)	(456)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(23,978)	(37,075)
Capital Share Transactions
ETF Shares	131,962	410,367
Institutional Shares	(647)	(1,412)
Net Increase (Decrease) from Capital Share Transactions	131,315	408,955
Total Increase (Decrease)	502,949	891,717
Net Assets
Beginning of Period	3,169,594	2,277,877
End of Period[1]	3,672,543	3,169,594

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $4,250,000 and $7,363,000.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Mega Cap Growth Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$104.09	$87.15	$80.22	$79.16	$62.69	$55.92
Investment Operations
Net Investment Income	. 671[1]	1.351[1]	1.269	1.148	.994	1.006
Net Realized and Unrealized Gain (Loss)
on Investments	12.164	16.920	6.897	1.013	16.475	6.751
Total from Investment Operations	12.835	18.271	8.166	2.161	17.469	7.757
Distributions
Dividends from Net Investment Income	(.775)	(1.331)	(1.236)	(1.101)	(.999)	(.987)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.775)	(1.331)	(1.236)	(1.101)	(.999)	(.987)
Net Asset Value, End of Period	$116.15	$104.09	$87.15	$80.22	$79.16	$62.69
Total Return	12.39%	21.17%	10.28%	2.70%	28.05%	14.04%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,634	$3,135	$2,247	$1,928	$1,520	$1,034
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.07%	0.09%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	1.25%	1.43%	1.55%	1.43%	1.40%	1.69%
Portfolio Turnover Rate[2]	6%	8%	12%	9%	11%	41%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Mega Cap Growth Index Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$206.74	$173.07	$159.31	$157.21	$124.49	$110.67
Investment Operations
Net Investment Income	1.346[1]	2.699[1]	2.528	2.293	1.978	2.027
Net Realized and Unrealized Gain (Loss)
on Investments	24.154	33.622	13.693	2.011	32.732	13.374
Total from Investment Operations	25.500	36.321	16.221	4.304	34.710	15.401
Distributions
Dividends from Net Investment Income	(1.550)	(2.651)	(2.461)	(2.204)	(1.990)	(1.581)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.550)	(2.651)	(2.461)	(2.204)	(1.990)	(1.581)
Net Asset Value, End of Period	$230.69	$206.74	$173.07	$159.31	$157.21	$124.49
Total Return	12.39%	21.20%	10.28%	2.71%	28.07%	14.05%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$38	$35	$30	$35	$15	$21
Ratio of Total Expenses to
Average Net Assets	0.06%	0.06%	0.06%	0.08%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	1.26%	1.44%	1.56%	1.44%	1.41%	1.70%
Portfolio Turnover Rate[2]	6%	8%	12%	9%	11%	41%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

33

Mega Cap Growth Index Fund

Notes to Financial Statements

Vanguard Mega Cap Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

34

Mega Cap Growth Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and for the period ended February 28, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

35

Mega Cap Growth Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2018, the fund had contributed to Vanguard capital in the amount of $199,000, representing 0.01% of the fund’s net assets and 0.08% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of February 28, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,665,335	—	—
Temporary Cash Investments	16,100	1,396	—
Futures Contracts—Liabilities[1]	(71)	—	—
Total	3,681,364	1,396	—
1 Represents variation margin on the last day of the reporting period.

36

Mega Cap Growth Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2018, the fund realized $93,773,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2017, the fund had available capital losses totaling $62,489,000 to offset future net capital gains. Of this amount, $4,562,000 is subject to expiration on August 31, 2019. Capital losses of $57,927,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2018, the cost of investment securities for tax purposes was $2,477,671,000. Net unrealized appreciation of investment securities for tax purposes was $1,205,160,000, consisting of unrealized gains of $1,246,751,000 on securities that had risen in value since their purchase and $41,591,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2018, the fund purchased $421,244,000 of investment securities and sold $290,934,000 of investment securities, other than temporary cash investments. Purchases and sales include $299,579,000 and $186,905,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the six months ended February 28, 2018, such purchases and sales were $47,101,000 and $75,501,000 respectively; these amounts are included in the purchases and sales of investment securities noted above.

37

Mega Cap Growth Index Fund

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2018		August 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	324,782	2,900	601,999	6,300
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(192,820)	(1,725)	(191,632)	(1,975)
Net Increase (Decrease)—ETF Shares	131,962	1,175	410,367	4,325
Institutional Shares
Issued	171	—	5,641	33
Issued in Lieu of Cash Distributions	182	1	320	2
Redeemed	(1,000)	(4)	(7,373)	(42)
Net Increase (Decrease)—Institutional Shares	(647)	(3)	(1,412)	(7)

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2018, that would require recognition or disclosure in these financial statements.

38

Mega Cap Value Index Fund

Fund Profile
As of February 28, 2018

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	MGV	VMVLX
Expense Ratio[1]	0.07%	0.06%
30-Day SEC Yield	2.37%	2.38%

Portfolio Characteristics
		CRSP US	DJ
		Mega Cap	U.S. Total
		Value	Market
	Fund	Index	FA Index
Number of Stocks	154	149	3,746
Median Market Cap $155.8B		$155.8B	$68.2B
Price/Earnings Ratio	21.9x	21.9x	28.4x
Price/Book Ratio	2.4x	2.4x	3.0x
Return on Equity	15.4%	15.4%	15.0%
Earnings Growth Rate	3.2%	3.2%	8.5%
Dividend Yield	2.4%	2.4%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	7%	—	—
Short-Term Reserves	-0.3%	—	—

Sector Diversification (% of equity exposure)
		CRSP US	DJ
		Mega Cap	U.S. Total
		Value	Market
	Fund	Index	FA Index
Basic Materials	2.6%	2.6%	2.6%
Consumer Goods	6.2	6.2	8.5
Consumer Services	5.8	5.7	13.2
Financials	26.3	26.3	20.5
Health Care	15.8	15.8	12.6
Industrials	11.3	11.4	13.2
Oil & Gas	7.7	7.7	5.2
Technology	16.1	16.0	19.8
Telecommunications	4.0	4.0	1.7
Utilities	4.2	4.3	2.7

Sector categories are based on the Industry Classification
Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.

Volatility Measures
	CRSP US	DJ
	Mega Cap	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	1.00	0.92
Beta	1.00	0.93

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Microsoft Corp.	Software	6.8%
Berkshire Hathaway Inc. Diversified Financial	Services	3.8
JPMorgan Chase & Co.	Banks	3.8
Johnson & Johnson	Pharmaceuticals	3.3
Exxon Mobil Corp.	Integrated Oil & Gas	3.0
Bank of America Corp.	Banks	3.0
Wells Fargo & Co.	Banks	2.4
Intel Corp.	Semiconductors	2.2
AT&T Inc.	Fixed Line
	Telecommunications	2.1
Cisco Systems Inc.	Communications
	Equipment	2.1
Top Ten		32.5%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year.
For the six months ended February 28, 2018, the annualized expense ratios were 0.07% for ETF Shares and 0.06% for Institutional Shares.

39

Mega Cap Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 17, 2007, Through February 28, 2018

Mega Cap Value Index Fund ETF Shares Net Asset Value
Spliced Mega Cap Value Index

For a benchmark description, see the Glossary.
Note: For 2018, performance data reflect the six months ended February 28, 2018.

Average Annual Total Returns: Periods Ended December 31, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
ETF Shares	12/17/2007
Market Price		16.82%	15.23%	7.20%
Net Asset Value		16.79	15.20	7.18
Institutional Shares	3/5/2008	16.80	15.23	8.39[1]
1 Return since inception.

See Financial Highlights for dividend and capital gains information.

40

Mega Cap Value Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.7%)[1]
Basic Materials (2.6%)
DowDuPont Inc.	453,735	31,898
Air Products & Chemicals
Inc.	42,461	6,827
LyondellBasell Industries
NV Class A	61,148	6,617
International Paper Co.	80,176	4,778
PPG Industries Inc.	24,580	2,764
		52,884
Consumer Goods (6.2%)
Procter & Gamble Co.	491,811	38,617
PepsiCo Inc.	275,650	30,247
Mondelez International Inc.
Class A	275,579	12,098
General Motors Co.	233,896	9,204
Ford Motor Co.	755,696	8,018
Kimberly-Clark Corp.	68,202	7,565
General Mills Inc.	110,379	5,580
VF Corp.	61,370	4,576
Archer-Daniels-Midland
Co.	108,659	4,511
Kellogg Co.	53,789	3,561
Tyson Foods Inc. Class A	28,903	2,150
Campbell Soup Co.	18,891	813
		126,940
Consumer Services (5.7%)
Walmart Inc.	289,716	26,077
CVS Health Corp.	196,387	13,301
* eBay Inc.	192,344	8,244
Target Corp.	105,323	7,942
Twenty-First Century
Fox Inc. Class A	206,432	7,601
Delta Air Lines Inc.	124,457	6,708
Time Warner Inc.	71,598	6,656
McKesson Corp.	40,498	6,044
Sysco Corp.	91,063	5,432
Kroger Co.	172,791	4,686

			Market
			Value•
		Shares	($000)
	American Airlines Group
	Inc.	83,759	4,544
	Cardinal Health Inc.	61,210	4,236
	Omnicom Group Inc.	44,801	3,415
	Twenty-First Century Fox
	Inc.	83,456	3,040
	Las Vegas Sands Corp.	38,222	2,783
	Carnival Corp.	38,697	2,589
*	United Continental
	Holdings Inc.	24,954	1,692
	AmerisourceBergen Corp.
	Class A	15,749	1,499
*	DISH Network Corp.
	Class A	20,880	871
	L Brands Inc.	46	2
			117,362
Financials (26.2%)
*	Berkshire Hathaway Inc.
	Class B	376,362	77,982
	JPMorgan Chase & Co.	672,713	77,698
	Bank of America Corp.	1,921,231	61,672
	Wells Fargo & Co.	859,309	50,192
	Citigroup Inc.	512,576	38,694
	Goldman Sachs Group Inc.	65,813	17,304
	US Bancorp	305,539	16,609
	Morgan Stanley	262,951	14,731
	PNC Financial Services
	Group Inc.	92,369	14,563
	American Express Co.	134,784	13,143
	Chubb Ltd.	85,589	12,147
	CME Group Inc.	66,087	10,981
	Bank of New York Mellon
	Corp.	188,808	10,768
	American International
	Group Inc.	174,527	10,007
	Capital One Financial Corp.	94,122	9,217
	Prudential Financial Inc.	82,165	8,736
	BB&T Corp.	152,897	8,310

41

Mega Cap Value Index Fund

			Market
			Value•
		Shares	($000)
	MetLife Inc.	163,163	7,537
	Travelers Cos. Inc.	53,082	7,378
	State Street Corp.	68,220	7,242
	Aflac Inc.	76,216	6,774
	Progressive Corp.	112,898	6,501
	SunTrust Banks Inc.	92,403	6,453
	Allstate Corp.	69,714	6,432
	Discover Financial
	Services	70,559	5,562
	Synchrony Financial	144,216	5,248
	Fifth Third Bancorp	137,044	4,529
	Ameriprise Financial Inc.	28,640	4,480
	Northern Trust Corp.	41,939	4,440
	Equity Residential	71,012	3,993
	Loews Corp.	58,506	2,886
	GGP Inc.	118,789	2,515
	Franklin Resources Inc.	64,201	2,483
*	Berkshire Hathaway Inc.
	Class A	1	310
	HCP Inc.	86	2
			537,519
Health Care (15.7%)
	Johnson & Johnson	520,918	67,657
	UnitedHealth Group Inc.	187,917	42,499
	Pfizer Inc.	1,155,682	41,963
	Merck & Co. Inc.	528,400	28,650
	Amgen Inc.	140,784	25,872
	Abbott Laboratories	337,318	20,350
	Eli Lilly & Co.	192,037	14,791
	Anthem Inc.	49,743	11,709
	Aetna Inc.	63,178	11,186
	Gilead Sciences Inc.	126,692	9,974
	Cigna Corp.	47,788	9,361
*	Express Scripts Holding
	Co.	109,713	8,278
	Humana Inc.	27,664	7,520
	HCA Healthcare Inc.	55,045	5,463
	Allergan plc	32,220	4,969
	Zimmer Biomet Holdings
	Inc.	39,328	4,572
*	Mylan NV	98,966	3,990
	Baxter International Inc.	50,373	3,415
			322,219
Industrials (11.3%)
	General Electric Co.	1,680,946	23,718
	Honeywell International
	Inc.	147,810	22,335
	United Technologies Corp.	147,219	19,836
	Caterpillar Inc.	115,308	17,830
	Lockheed Martin Corp.	47,222	16,643
	Raytheon Co.	56,043	12,190
	Northrop Grumman Corp.	33,779	11,824
	General Dynamics Corp.	49,259	10,958
	Deere & Co.	62,284	10,020

		Market
		Value•
	Shares	($000)
CSX Corp.	164,479	8,836
Emerson Electric Co.	124,298	8,833
Norfolk Southern Corp.	55,504	7,719
Waste Management Inc.	84,236	7,271
TE Connectivity Ltd.	68,268	7,038
Eaton Corp. plc	85,447	6,895
Johnson Controls
International plc	179,500	6,618
Danaher Corp.	60,775	5,943
FedEx Corp.	23,358	5,756
Cummins Inc.	30,538	5,136
PACCAR Inc.	68,217	4,884
Parker-Hannifin Corp.	25,793	4,603
Ingersoll-Rand plc	48,540	4,310
Republic Services Inc.
Class A	41,981	2,820
		232,016
Oil & Gas (7.7%)
Exxon Mobil Corp.	821,592	62,227
Chevron Corp.	368,295	41,220
ConocoPhillips	231,896	12,594
Valero Energy Corp.	84,839	7,671
Phillips 66	83,560	7,551
Halliburton Co.	160,700	7,460
Marathon Petroleum Corp.	94,789	6,072
Kinder Morgan Inc.	368,160	5,964
Apache Corp.	73,603	2,514
Williams Cos. Inc.	79,927	2,219
Devon Energy Corp.	48,221	1,479
Occidental Petroleum Corp.	142	9
Hess Corp.	56	3
Baker Hughes a GE Co.	80	2
		156,985
Technology (16.0%)
Microsoft Corp.	1,495,831	140,264
Intel Corp.	907,476	44,729
Cisco Systems Inc.	958,543	42,924
Oracle Corp.	607,027	30,758
International Business
Machines Corp.	170,522	26,572
QUALCOMM Inc.	285,715	18,571
HP Inc.	323,781	7,573
Hewlett Packard
Enterprise Co.	309,559	5,755
DXC Technology Co.	55,352	5,676
Corning Inc.	168,794	4,909
		327,731
Telecommunications (4.0%)
AT&T Inc.	1,190,217	43,205
Verizon Communications
Inc.	799,745	38,180
*,^ Sprint Corp.	117,226	608
		81,993

42

Mega Cap Value Index Fund

		Market
		Value•
	Shares	($000)
Utilities (4.3%)
NextEra Energy Inc.	91,293	13,890
Duke Energy Corp.	135,525	10,211
Dominion Energy Inc.	124,628	9,231
Southern Co.	193,610	8,337
Exelon Corp.	186,105	6,893
American Electric Power
Co. Inc.	95,629	6,271
Sempra Energy	48,559	5,292
Public Service Enterprise
Group Inc.	98,266	4,759
Consolidated Edison Inc.	60,272	4,514
Xcel Energy Inc.	98,149	4,248
PG&E Corp.	99,991	4,109
Edison International	63,346	3,838
PPL Corp.	133,581	3,827
FirstEnergy Corp.	43,434	1,404
		86,824
Total Common Stocks
(Cost $1,509,713)		2,042,473
Temporary Cash Investments (0.1%)[1]
Money Market Fund (0.0%)
[2,3] Vanguard Market Liquidity
Fund, 1.601%	8,306	831

	Face
	Amount
	($000)
U. S. Government and Agency Obligations (0.1%)
United States Treasury
Bill, 1.461%, 5/3/18	300	299
4 United States Treasury
Bill, 1.370%, 5/17/18	1,000	997
		1,296
Total Temporary Cash Investments
(Cost $2,127)		2,127
Total Investments (99.8%)
(Cost $1,511,840)		2,044,600

Amount
($000)
Other Assets and Liabilities (0.2%)
Other Assets
Investment in Vanguard	113
Receivables for Accrued Income	6,376
Other Assets	1
Total Other Assets	6,490
Liabilities
Payables for Investment
Securities Purchased	(429)
Collateral for Securities on Loan	(672)
Payables for Capital Shares Redeemed	(118)
Other Liabilities	(1)
Variation Margin Payable—
Futures Contracts	(84)
Payables to Vanguard	(556)
Total Liabilities	(1,860)
Net Assets (100%)	2,049,230

At February 28, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	1,538,767
Undistributed Net Investment Income	8,688
Accumulated Net Realized Losses	(31,124)
Unrealized Appreciation (Depreciation)
Investment Securities	532,760
Futures Contracts	139
Net Assets	2,049,230

ETF Shares—Net Assets
Applicable to 25,079,818 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,919,490
Net Asset Value Per Share—
ETF Shares	$76.54

43

Mega Cap Value Index Fund

Amount
($000)
Institutional Shares—Net Assets
Applicable to 854,907 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	129,740
Net Asset Value Per Share—
Institutional Shares	$151.76

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $581,000.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 100.0% and -0.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
3 Includes $672,000 of collateral received for securities on loan.
4 Securities with a value of $299,000 have been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	March 2018	51	6,922	139

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

44

Mega Cap Value Index Fund

Statement of Operations

Six Months Ended
February28,2018
($000)
Investment Income
Income
Dividends	24,483
Interest[1]	26
Total Income	24,509
Expenses
The Vanguard Group—Note B
Investment Advisory Services	246
Management and Administrative—ETF Shares	309
Management and Administrative—Institutional Shares	17
Marketing and Distribution—ETF Shares	42
Marketing and Distribution—Institutional Shares	1
Custodian Fees	22
Shareholders’ Reports and Proxy—ETF Shares	47
Shareholders’ Reports and Proxy—Institutional Shares	2
Trustees’ Fees and Expenses	1
Total Expenses	687
Net Investment Income	23,822
Realized Net Gain (Loss)
Investment Securities Sold[1]	13,467
Futures Contracts	422
Realized Net Gain (Loss)	13,889
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	157,492
Futures Contracts	67
Change in Unrealized Appreciation (Depreciation)	157,559
Net Increase (Decrease) in Net Assets Resulting from Operations	195,270

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $21,000, $1,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

45

Mega Cap Value Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	23,822	46,235
Realized Net Gain (Loss)	13,889	34,309
Change in Unrealized Appreciation (Depreciation)	157,559	128,742
Net Increase (Decrease) in Net Assets Resulting from Operations	195,270	209,286
Distributions
Net Investment Income
ETF Shares	(24,597)	(39,383)
Institutional Shares	(1,730)	(4,141)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(26,327)	(43,524)
Capital Share Transactions
ETF Shares	45,139	244,910
Institutional Shares	(6,919)	(97,277)
Net Increase (Decrease) from Capital Share Transactions	38,220	147,633
Total Increase (Decrease)	207,163	313,395
Net Assets
Beginning of Period	1,842,067	1,528,672
End of Period[1]	2,049,230	1,842,067

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $8,688,000 and $11,193,000.

See accompanying Notes, which are an integral part of the Financial Statements.

46

Mega Cap Value Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$70.19	$63.52	$56.89	$59.60	$49.65	$41.80
Investment Operations
Net Investment Income	. 894[1]	1.843[1]	1.638	1.484	1.338	1.272[1]
Net Realized and Unrealized Gain (Loss)
on Investments	6.441	6.557	6.583	(2.733)	9.911	7.809
Total from Investment Operations	7.335	8.400	8.221	(1.249)	11.249	9.081
Distributions
Dividends from Net Investment Income	(.985)	(1.730)	(1.591)	(1.461)	(1.299)	(1.231)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.985)	(1.730)	(1.591)	(1.461)	(1.299)	(1.231)
Net Asset Value, End of Period	$76.54	$70.19	$63.52	$56.89	$59.60	$49.65
Total Return	10.51%	13.40%	14.71%	-2.22%	22.92%	22.05%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,919	$1,717	$1,322	$957	$870	$611
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.07%	0.09%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.37%	2.73%	2.84%	2.51%	2.47%	2.72%
Portfolio Turnover Rate[2]	7%	8%	8%	5%	8%	34%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

47

Mega Cap Value Index Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$139.18	$125.94	$112.80	$118.18	$98.45	$82.90
Investment Operations
Net Investment Income	1.771[1]	3.596[1]	3.259	2.976	2.687	2.531[1]
Net Realized and Unrealized Gain (Loss)
on Investments	12.766	13.077	13.063	(5.427)	19.649	15.493
Total from Investment Operations	14.537	16.673	16.322	(2.451)	22.336	18.024
Distributions
Dividends from Net Investment Income	(1.957)	(3.433)	(3.182)	(2.929)	(2.606)	(2.474)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.957)	(3.433)	(3.182)	(2.929)	(2.606)	(2.474)
Net Asset Value, End of Period	$151.76	$139.18	$125.94	$112.80	$118.18	$98.45
Total Return	10.50%	13.41%	14.72%	-2.19%	22.95%	22.07%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$130	$125	$207	$213	$212	$164
Ratio of Total Expenses to
Average Net Assets	0.06%	0.06%	0.06%	0.06%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	2.38%	2.74%	2.85%	2.54%	2.50%	2.75%
Portfolio Turnover Rate[2]	7%	8%	8%	5%	8%	34%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

48

Mega Cap Value Index Fund

Notes to Financial Statements

Vanguard Mega Cap Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

49

Mega Cap Value Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and for the period ended February 28, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income

50

Mega Cap Value Index Fund

over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2018, the fund had contributed to Vanguard capital in the amount of $113,000, representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of February 28, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,042,473	—	—
Temporary Cash Investments	831	1,296	—
Futures Contracts—Liabilities[1]	(84)	—	—
Total	2,043,220	1,296	—
1 Represents variation margin on the last day of the reporting period.

51

Mega Cap Value Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2018, the fund realized $19,675,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2017, the fund had available capital losses totaling $25,266,000 to offset future net capital gains. Of this amount, $4,326,000 is subject to expiration on August 31, 2019. Capital losses of $20,940,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2018, the cost of investment securities for tax purposes was $1,511,840,000. Net unrealized appreciation of investment securities for tax purposes was $532,760,000, consisting of unrealized gains of $576,786,000 on securities that had risen in value since their purchase and $44,026,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2018, the fund purchased $152,930,000 of investment securities and sold $119,496,000 of investment securities, other than temporary cash investments. Purchases and sales include $66,744,000 and $45,654,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the six months ended February 28, 2018, such purchases and sales were $28,275,000 and $28,470,000 respectively; these amounts are included in the purchases and sales of investment securities noted above.

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Mega Cap Value Index Fund

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2018		August 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	90,897	1,225	349,985	5,200
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(45,758)	(600)	(105,075)	(1,550)
Net Increase (Decrease)—ETF Shares	45,139	625	244,910	3,650
Institutional Shares
Issued	24	—	16,316	124
Issued in Lieu of Cash Distributions	871	6	2,661	20
Redeemed	(7,814)	(53)	(116,254)	(887)
Net Increase (Decrease)—Institutional Shares	(6,919)	(47)	(97,277)	(743)

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2018, that would require recognition or disclosure in these financial statements.

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended February 28, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	8/31/2017	2/28/2018	Period
Based on Actual Fund Return
Mega Cap Index Fund
ETF Shares	$1,000.00	$1,113.73	$0.37
Institutional Shares	1,000.00	1,113.77	0.31
Mega Cap Growth Index Fund
ETF Shares	$1,000.00	$1,123.88	$0.37
Institutional Shares	1,000.00	1,123.94	0.32
Mega Cap Value Index Fund
ETF Shares	$1,000.00	$1,105.06	$0.37
Institutional Shares	1,000.00	1,105.03	0.31
Based on Hypothetical 5% Yearly Return
Mega Cap Index Fund
ETF Shares	$1,000.00	$1,024.86	$0.35
Institutional Shares	1,000.00	1,024.91	0.30
Mega Cap Growth Index Fund
ETF Shares	$1,000.00	$1,024.86	$0.35
Institutional Shares	1,000.00	1,024.91	0.30
Mega Cap Value Index Fund
ETF Shares	$1,000.00	$1,024.86	$0.35
Institutional Shares	1,000.00	1,024.91	0.30

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Mega Cap Index Fund, 0.07% for ETF Shares and 0.06% for Institutional Shares; for the Mega Cap Growth Index
Fund, 0.07% for ETF Shares and 0.06% for Institutional Shares; and for the Mega Cap Value Index Fund, 0.07% for ETF Shares and 0.06%
for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

56

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Mega Cap Growth Index: MSCI US Large Cap Growth Index through April 16, 2013; CRSP US Mega Cap Growth Index thereafter.

Spliced Mega Cap Index: MSCI US Large Cap 300 Index through January 30, 2013; CRSP US Mega Cap Index thereafter.

Spliced Mega Cap Value Index: MSCI US Large Cap Value Index through April 16, 2013; CRSP US Mega Cap Value Index thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
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All rights reserved.
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Q8282 042018

Semiannual Report | February 28, 2018

Vanguard Global Wellington™ Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	2
Advisor’s Report.	5
Fund Profile.	9
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	38
Trustees Approve Advisory Arrangement.	40
Glossary.	41

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• From its November 2, 2017, inception through February 28, 2018, Vanguard Global Wellington Fund returned 1.57% for Investor Shares and 1.63% for Admiral Shares. Its benchmark returned 2.40% and the average return of its peer group was 2.08%.

• The fund seeks to provide long-term capital appreciation and moderate current income with moderate risk. It invests 60% to 70% of its assets in large- and mid-capitalization U.S. and non-U.S. stocks and the remaining 30% to 40% in short-, intermediate-, and long-term government and investment-grade corporate U.S. and non-U.S. bonds.

• For the period through February 28, 2018, global equities advanced by single digits, while the global fixed income market declined.

• Security selection detracted from the fund’s relative performance in both its stock and fixed income portfolios.

Total Returns: Period Ended February 28, 2018
Since Inception
Vanguard Global Wellington Fund
Investor Shares (Inception: 11/2/2017)	1.57%
Admiral™ Shares (Inception: 11/2/2017)	1.63
Global Wellington Composite Index	2.40
Mixed-Asset Target Allocation Growth Funds Average	2.08

For a benchmark description, see the Glossary.
Mixed-Asset Target Allocation Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Global Wellington Fund	0.45%	0.35%	0.84%

The fund expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the period from inception through February 28, 2018, the fund’s annualized expense ratios were 0.46% for Investor Shares and
0.36% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Mixed-Asset Target Allocation Growth Funds.

1

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

As I begin my tenure as Vanguard’s fourth chief executive, I’ve been reflecting on both the past and the future of the company where I have spent my entire professional career.

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

Making a real difference

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. Over the past 25 years, for example, Vanguard has lowered our funds’ asset-weighted average expense ratio

2

from 0.31% to 0.12%. And over the past decade, 94% of our funds have beaten the average annual return of their peers.1

Focused on your success

Vanguard is built for Vanguard investors—as a client-owned company, we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I intend to keep this priority front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

As I write this, we’ve experienced a period of pronounced market volatility. Strong economic growth and budding signs of inflation have raised concerns about a more aggressive Federal Reserve. Although volatility can test investors’ nerves, we sometimes think of this as “Vanguard weather”—a time when having a disciplined, low-cost, and long-term approach to investment management serves investors well.

Market Barometer
			Total Returns
		Periods Ended February 28, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	10.62%	16.70%	14.56%
Russell 2000 Index (Small-caps)	8.30	10.51	12.19
Russell 3000 Index (Broad U.S. market)	10.45	16.22	14.37
FTSE All-World ex US Index (International)	7.84	21.50	6.69

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.18%	0.51%	1.71%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-1.24	2.50	2.57
Citigroup Three-Month U.S. Treasury Bill Index	0.59	0.98	0.27

CPI
Consumer Price Index	1.41%	2.21%	1.41%

The performance data shown represent past performance, which is not a guarantee of future results.

1 For the ten-year period through December 31, 2017, 9 of 9 Vanguard money market funds, 56 of 60 bond funds, 21 of 22 balanced funds, and 131 of 140 stock funds, or 217 of 231 Vanguard funds, outperformed their peer-group averages. Sources: Vanguard, based on data from Lipper, a Thomson Reuters Company.

3

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
March 19, 2018

4

Advisor’s Report

Vanguard Global Wellington Fund returned 1.57% for Investor Shares and 1.63% for Admiral Shares from its November 2, 2017 inception through February 28, 2018. The fund trailed the 2.40% return of its custom benchmark, which is weighted 65% in the FTSE Developed Index (net of tax) and 35% in the Bloomberg Barclays Fixed Income Composite Index, which itself consists of 80% Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), 10% Bloomberg Barclays Global Aggregate Treasury Index (USD Hedged), and 10% Bloomberg Barclays Global Aggregate Securitized Index (USD Hedged).

The investment environment

From the fund’s inception through February 28, 2018, equity markets advanced by single digits. The Standard & Poor’s 500 Index returned 5.92%, the FTSE Developed Index (net of tax) returned 4.25%, and the MSCI EAFE Index returned 2.37%.

Within the FTSE Developed Index, the fund’s equity benchmark, the consumer discretionary sector performed best, followed by information technology and financials. The utilities sector was the worst performer, followed by real estate and energy.

On the fixed income side, interest rates rose and sovereign yield curves flattened across most developed markets as stronger economic growth and rising consumer and business confidence became global themes. With U.S. fiscal policies likely to provide more stimulus and bond supply, the Federal Reserve appears on course to continue removing monetary stimulus by raising short-term rates and shrinking its portfolio of U.S. Treasuries and mortgage-backed securities.

Other major central banks, with economies that are recovering but still lagging the U.S. recovery, are likely to wait before materially tightening monetary policies, but they have begun making changes to their quantitative easing programs. They have also hinted at future changes, laying the groundwork for less disruptive shifts by telegraphing their intentions to the markets.

The U.S. fixed income market declined over the period, with the Bloomberg Barclays U.S. Aggregate Bond Index returning –1.89%. But non-U.S. bonds broadly returned 0.24%, as measured by the Bloomberg Barclays Global Aggregate ex-USD Hedged Index.

Our shortfalls

In the equity portfolio, both stock selection and sector allocation detracted from overall relative results.

Our underweight allocation to the consumer discretionary and IT sectors hurt performance relative to the benchmark. Selection was weakest in financials and industrials.

United Parcel Service, Canadian Natural Resources, Suncor Energy, and Chubb were among the portfolio’s relative detractors. Our avoidance of benchmark constituent Amazon.com was the largest relative detractor and explained all the underper-formance in consumer discretionary.

5

Amazon’s shares performed well on rising expectations for the company’s international expansion and cloud business. Although the company is strong, it does not fit our overall investment approach, as it pays no dividend and its valuation leaves no safety margin.

UPS declined amid concerns about competitive pressure from Amazon and increasing capital spending over the next several years. We think the market has overreacted, and we believe that UPS will sustain its competitive position. We continue to hold the stock.

On the fixed income side, security selection in corporate credit, specifically within industrials, weighed on returns. The bond portfolio’s modest allocation to collateralized loan obligations and selection within local agencies also hurt relative performance. Yield-curve positioning detracted as the curve steepened.

Our successes

In the stock portfolio, selection was strongest in IT, utilities, and consumer staples.

Our underweight allocation to real estate and overweighting of financials aided relative performance. Sector allocations are generally an outcome of our bottom-up analysis and are largely attributable to our view on companies’ valuations.

Top contributors to the equity portfolio’s relative performance over the period included Cisco Systems, TJX Companies, PNC Financial Services, and Bank of America. Our lack of holdings in General Electric and underweighting of Samsung Electronics also helped.

Cisco performed well as it demonstrated solid improvement, driven by a powerful combination of a turn in a new product cycle and stronger economies globally. Capital allocation is increasingly favorable, with a dividend increase and announcement of substantial share buybacks.

We retain our high conviction in TJX. We believe it has defensive characteristics, including a business model that is resilient to online disruption, an attractive valuation, and a balance sheet with low financial leverage. TJX shares outperformed as the company continued its share-buyback program and announced strong fundamentals, driven by solid same-store sales trends, effective labor cost control, and prospective tax benefits.

In the fixed income portfolio, our short duration positioning was favorable, benefiting from the Fed’s third rate increase of 2017 and projections of more to come in 2018. Our underweighting of mortgage-backed pass-throughs and avoidance of supranationals boosted relative results.

The fund’s positioning and outlook

In the equity portfolio, our largest overweightings at the end of the period were in financials, industrials, energy, and health care. Our largest underweightings were in consumer discretionary, IT, real estate, and consumer staples. As always, sector allocations are determined by

6

our bottom-up analysis and are largely attributable to balancing our view on upside potential with downside risks.

We retain a sizable position in financials, given opportunities we see globally in insurance stocks—an industry that is defensive and provides a stable income source for the portfolio. Some of our largest equity positions in financials are in companies based in Europe and Japan, where we see potential for normalizing valuations, leverage to improving economic conditions, and superior dividend yields.

By region, the equity portfolio is overweighted in Europe, Japan, and Canada and underweighted in the U.S. and the Pacific Basin excluding Japan. This positioning is based on bottom-up stock-level analysis.

We recognize heightened risks and uncertainties from current geopolitics, accelerating technological disruption, the managed wind-down of central bank balance sheets, and new efforts by China to cool down the real estate market. We strongly believe that these uncertainties breed opportunity for fundamentally driven and value-centric investors. Our investment process seeks businesses with sustainable quality and dividends purchased at attractive entry points, with an aim to mitigate the downside risk while capturing attractive upside opportunity.

As always, we focus on quality franchises in leading competitive positions that have staying power to innovate through cyclical transitions. We believe that by purchasing equities while the valuation is attractive, the balance sheet is strong, and dividend income affords downside protection, we can reduce risk in the short run and seek to deliver outperformance for the fund’s shareholders in the long run.

For the fixed income side, whereas 2017 was all about strong global growth, the volatility of early 2018 has brought to the fore an environment favoring inflation and cyclically higher interest rates. We expect rate movements to play a bigger role in relative performance in 2018 than credit events. We expect the Fed to continue raising rates, so we maintain a shorter-than-benchmark duration in the U.S. market.

We are inclined to expect higher yields around the developed world but are less inclined to hold large positions in these markets until their central banks are closer to raising rates. Without a significant rise in global inflation (we focus on labor costs as the key), yields of longer-maturity bonds are not expected to rise as much, resulting in flatter yield curves. We view the possibility of higher trade barriers that could lead to slower global growth as the greatest risk to our outlook. Such a scenario would reduce the need for central bank intervention and result in lower yields than currently expected.

We anticipate continued volatility as fiscal and monetary policies adjust and as uncertainty from the U.S. administration remains high. This volatility may present opportunities for the equity portfolio, and we remain focused on identifying solid, company-specific investment catalysts

7

and mispriced individual securities, rather than investing based on broad themes. We remain disciplined in applying our investment process, which enables us to create a balanced portfolio that we believe should perform well in a variety of environments. We continue to focus on long-term, low-turnover investing and believe this approach will serve the fund’s shareholders well over time.

Nataliya Kofman
Managing Director and
Equity Portfolio Manager

John C. Keogh
Senior Managing Director and
Fixed Income Portfolio Manager

Michael E. Stack, CFA,
Senior Managing Director and
Fixed Income Portfolio Manager

Loren L. Moran, CFA,
Managing Director and
Fixed Income Portfolio Manager

Wellington Management Company llp

March 13, 2018

8

Global Wellington Fund

Fund Profile
As of February 28, 2018

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VGWLX	VGWAX
Expense Ratio[1]	0.45%	0.35%

Equity and Portfolio Characteristics
		Fund
Number of Stocks		82
Median Market Cap		$74.2B
Price/Earnings Ratio		16.1x
Price/Book Ratio		2.0x
Return on Equity		11.6%
Earnings Growth Rate		8.6%
Dividend Yield		2.7%
Foreign Holdings		29.5%
Turnover Rate		27%
Short-Term Reserves		4.7%

Fixed Income Characteristics
		Fund
Number of Bonds		322
Yield to Maturity (before expenses)		2.5%
Average Coupon		2.8%
Average Duration		5.5 years
Average Effective Maturity		7.5 years

Ten Largest Stocks (% of equity portfolio)
Microsoft Corp.	Systems Software	3.2%
Novartis AG	Pharmaceuticals	2.4
Chubb Ltd.	Property & Casualty
	Insurance	2.3
PNC Financial Services
Group Inc.	Regional Banks	2.2
Bank of America Corp.	Diversified Banks	2.2
ING Groep NV	Diversified Banks	2.1
TOTAL SA	Integrated Oil & Gas	2.0
United Parcel Service	Air Freight &
Inc.	Logistics	2.0
Mitsubishi UFJ Financial
Group Inc.	Diversified Banks	2.0
TJX Cos. Inc.	Apparel Retail	2.0
Top Ten		22.4%
Top Ten as % of Total Net Assets		14.2%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

Allocation by Region (% of fixed-income exposure)

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year.
For the period from inception through February 28, 2018, the annualized expense ratios were 0.46% for Investor Shares and 0.36% for
Admiral Shares.

9

Global Wellington Fund

Fund Asset Allocation

Sector Diversification (% of equity exposure)
Fund
Consumer Discretionary	6.0%
Consumer Staples	7.0
Energy	7.7
Financials	26.5
Health Care	13.4
Industrials	14.2
Information Technology	14.6
Materials	3.9
Other	0.0
Real Estate	0.9
Telecommunication Services	2.2
Utilities	3.6

Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Sector Diversification (% of fixed income
portfolio)
Asset-Backed	6.2%
Commercial Mortgage-Backed	2.1
Finance	26.0
Foreign	17.5
Government Mortgage-Backed	2.8
Industrial	28.2
Treasury/Agency	10.1
Utilities	4.6
Other	2.5

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Distribution by Credit Quality (% of fixed income portfolio)

U.S. Government	14.9%
Aaa	9.3
Aa	7.8
A	30.2
Baa	37.8

Credit-quality ratings are obtained from Barclays and are from
Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not
Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in
Vanguard Market Liquidity Fund or Vanguard Municipal Cash
Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Equity Investment Focus

Fixed Income Investment Focus

10

Global Wellington Fund

Market Diversification (% of equity exposure)
Fund
Europe
Switzerland	6.6%
United Kingdom	6.0
France	5.1
Germany	3.5
Netherlands	2.7
Spain	2.4
Italy	1.0
Subtotal	27.3%
Pacific
Japan	11.0%
Australia	1.0
Korea	1.0
Subtotal	13.0%
North America
United States	53.4%
Canada	6.3
Subtotal	59.7%

11

Global Wellington Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Period Total Returns (%): November 2, 2017, Through February 28, 2018

Global Wellington Fund Investor Shares
Global Wellington Composite Index
For a benchmark description, see the Glossary.

Total Returns: Period Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Since Inception
	Inception Date	Income	Capital	Total
Investor Shares	11/2/2017	0.24%	1.68%	1.92%
Admiral Shares	11/2/2017	0.23	1.68	1.91

See Financial Highlights for dividend and capital gains information.

12

Global Wellington Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (63.3%)
Australia (0.6%)
Coca-Cola Amatil Ltd.	385,891	2,610
QBE Insurance Group Ltd.	307,003	2,411
		5,021
Canada (4.0%)
Suncor Energy Inc.	320,830	10,561
Canadian National Railway Co.	124,924	9,665
Bank of Nova Scotia	131,711	8,161
Canadian Natural Resources Ltd.	207,076	6,415
		34,802
France (3.2%)
TOTAL SA	200,411	11,399
BNP Paribas SA	134,372	10,625
Schneider Electric SE	73,775	6,394
		28,418
Germany (2.2%)
Deutsche Post AG	145,509	6,638
Linde AG	27,607	5,803
Bayerische Motoren Werke AG	47,496	4,990
* Linde AG- Tender Line	9,626	2,136
		19,567
Hong Kong (0.3%)
CK Infrastructure Holdings Ltd.	287,801	2,410

Italy (0.6%)
Assicurazioni Generali SPA	303,089	5,670

Japan (7.0%)
Mitsubishi UFJ Financial Group Inc.	1,595,402	11,237
Tokio Marine Holdings Inc.	240,942	11,038
Seven & i Holdings Co. Ltd.	215,294	8,987
Isuzu Motors Ltd.	432,500	6,766
Sumitomo Mitsui Financial Group Inc.	129,121	5,581
Takeda Pharmaceutical Co. Ltd.	89,565	5,078
Daiwa House Industry Co. Ltd.	136,217	5,047

13

Global Wellington Fund

		Market
		Value•
	Shares	($000)
Nippon Telegraph & Telephone Corp.	104,282	4,844
Eisai Co. Ltd.	48,895	2,588
		61,166
Netherlands (1.7%)
ING Groep NV	656,732	11,525
ASML Holding NV	18,645	3,636
		15,161
South Korea (0.4%)
Samsung Electronics Co. Ltd.	1,686	3,664

Spain (1.5%)
Iberdrola SA	1,163,282	8,561
CaixaBank SA	969,841	4,709
		13,270
Switzerland (4.2%)
Novartis AG	163,106	13,607
Zurich Insurance Group AG	28,272	9,296
Julius Baer Group Ltd.	99,825	6,484
ABB Ltd.	235,732	5,704
LafargeHolcim Ltd.	28,723	1,674
		36,765
United Kingdom (3.8%)
BAE Systems plc	1,331,781	10,570
AstraZeneca plc ADR	216,229	7,177
British American Tobacco plc	113,353	6,690
Diageo plc	151,946	5,156
Experian plc	188,680	4,028
		33,621
United States (33.8%)
Microsoft Corp.	187,612	17,592
Chubb Ltd.	89,092	12,644
PNC Financial Services Group Inc.	78,226	12,333
Bank of America Corp.	375,751	12,062
United Parcel Service Inc. Class B	107,695	11,244
TJX Cos. Inc.	133,852	11,067
Intel Corp.	218,522	10,771
Cisco Systems Inc.	236,109	10,573
* Alphabet Inc. Class A	9,189	10,144
Medtronic plc	124,238	9,925
Union Pacific Corp.	71,018	9,250
Cognizant Technology Solutions Corp. Class A	111,214	9,122
Abbott Laboratories	149,676	9,030
JPMorgan Chase & Co.	73,911	8,537
Prudential Financial Inc.	77,887	8,281
Bristol-Myers Squibb Co.	124,210	8,223
Lockheed Martin Corp.	23,298	8,211
Sempra Energy	71,506	7,793
Schlumberger Ltd.	117,508	7,713
Verizon Communications Inc.	150,631	7,191
KLA-Tencor Corp.	61,631	6,983
PPG Industries Inc.	59,667	6,709
^ Autoliv Inc.	45,836	6,575

14

Global Wellington Fund

					Market
					Value•
				Shares	($000)
	PepsiCo Inc.			59,220	6,498
	Merck & Co. Inc.			118,081	6,402
	International Paper Co.			95,044	5,664
	Caterpillar Inc.			36,189	5,596
	Marsh & McLennan Cos. Inc.			62,289	5,171
	Chevron Corp.			46,054	5,154
	Accenture plc Class A			31,690	5,102
	UnitedHealth Group Inc.			21,987	4,973
	Comcast Corp. Class A			107,304	3,885
	Cardinal Health Inc.			55,934	3,871
	International Business Machines Corp.			24,648	3,841
	Philip Morris International Inc.			32,932	3,410
	Walgreens Boots Alliance Inc.			48,574	3,346
	McKesson Corp.			17,309	2,583
	Principal Financial Group Inc.			35,420	2,208
	CVS Health Corp.			31,434	2,129
	Honeywell International Inc.			11,420	1,726
	Hess Corp.			32,209	1,463
	NextEra Energy Inc.			9,364	1,425
	STERIS plc			13,206	1,206
					297,626
Total Common Stocks (Cost $554,556)					557,161

				Face
			Maturity	Amount
		Coupon	Date	($000)
U. S. Government and Agency Obligations (4.8%)
United States (4.8%)
[1,2]	Fannie Mae Pool	3.000%	12/1/47	890	863
[1,2]	Fannie Mae REMICS	2.000%	9/25/40	204	196
[1,2]	Fannie Mae REMICS	3.500%	6/25/44	514	515
[1,2]	Fannie Mae REMICS	2.500%	5/25/45	662	647
[1,2]	Freddie Mac Gold Pool	3.000%	11/1/47–12/1/47	2,441	2,366
[1,2]	Freddie Mac Gold Pool	3.500%	11/1/47–12/1/47	4,610	4,607
[1,2]	Freddie Mac REMICS	4.000%	12/15/39–8/15/40	1,798	1,857
[1,2]	Freddie Mac REMICS	3.500%	9/15/40–11/15/40	689	697
[1,2]	Freddie Mac REMICS	1.750%	9/15/42	1,679	1,593
1	Government National Mortgage Assn.	2.750%	9/20/44	338	334
3	United States Treasury Note/Bond	1.500%	10/31/19	950	939
	United States Treasury Note/Bond	1.500%	8/15/20	6,605	6,473
	United States Treasury Note/Bond	1.875%	9/30/22	1,830	1,771
	United States Treasury Note/Bond	2.125%	12/31/22	5,640	5,508
	United States Treasury Note/Bond	2.250%	11/15/27	7,095	6,712
	United States Treasury Note/Bond	2.750%	8/15/47	1,715	1,589
	United States Treasury Note/Bond	2.750%	11/15/47	5,255	4,869
	United States Treasury Strip Principal	0.000%	5/15/47	660	262
	United States Treasury Strip Principal	0.000%	8/15/47	1,130	445
Total U.S. Government and Agency Obligations (Cost $43,368)					42,243
Asset-Backed/Commercial Mortgage-Backed Securities (2.0%)
Australia (0.1%)
4	National Australia Bank Ltd.	2.400%	12/7/21	575	564

15

Global Wellington Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Canada (0.1%)
1,4,†	Master Credit Card Trust II Series 2018-1A	2.051%	7/22/24	765	769

Cayman Islands (0.6%)
1,4,†	Atlas Senior Loan Fund V Ltd.	2.982%	7/16/29	750	753
1,4,†	KKR CLO 17 Ltd.	3.062%	4/15/29	730	735
1,4,†	Madison Park Funding XVIII Ltd.	2.935%	10/21/30	730	735
1,4,5,† Madison Park Funding XXX Ltd.		0.000%	4/15/29	1,400	1,397
1,4,†	Magnetite VII Ltd.	2.620%	1/15/28	1,375	1,376
1,4,†	Race Point IX CLO Ltd.	2.932%	10/15/30	730	734
					5,730
Spain (0.1%)
6	Bankia SA	4.125%	3/24/36	450	699

United States (1.1%)
1	AmeriCredit Automobile Receivables
	Trust 2014-3	2.580%	9/8/20	410	410
1,4	ARI Fleet Lease Trust 2018-A	2.550%	10/15/26	240	240
1,4,†	Bristol Park CLO Ltd.	3.142%	4/15/29	685	692
1,4,‡	CARDS II Trust 2017-2	1.847%	10/17/22	720	720
1,4	Chesapeake Funding II LLC	1.990%	5/15/29	710	703
1,4	Chrysler Capital Auto Receivables
	Trust 2016-A	3.250%	6/15/22	245	246
1,4,§	COLT 2018-1 Mortgage Loan Trust	2.930%	2/25/48	350	347
1,4,§	Deephaven Residential Mortgage
	Trust 2018-1	2.976%	12/25/57	485	481
1,4	First Investors Auto Owner Trust	2.000%	3/15/22	608	605
1,4	First Investors Auto Owner Trust	2.410%	12/15/22	120	119
1,4	GreatAmerica Leasing Receivables Funding
	LLC Series 2018-1	2.600%	6/15/21	255	255
1,4	GreatAmerica Leasing Receivables Funding
	LLC Series 2018-1	2.830%	6/17/24	167	167
[1,4,5]	Hyundai Auto Lease Securitization
	Trust 2018-A	1.950%	3/15/19	536	536
[1,4,5]	Hyundai Auto Lease Securitization
	Trust 2018-A	2.520%	8/17/20	495	495
1,4,†	KKR CLO 16 Ltd.	3.235%	1/20/29	360	363
1,4	MMAF Equipment Finance LLC 2016-A	1.480%	6/15/20	195	194
1,4	MMAF Equipment Finance LLC 2017-B	2.210%	10/17/22	170	167
1,4	OneMain Direct Auto Receivables
	Trust 2017-2	2.310%	12/14/21	700	696
1	Santander Drive Auto Receivables
	Trust 2014-4	3.100%	11/16/20	220	221
1	Santander Drive Auto Receivables
	Trust 2016-3	1.890%	6/15/21	565	562
1,4,§	Towd Point Mortgage Trust 2015-1	3.000%	1/25/58	345	345
1,4	Vantage Data Centers Issuer LLC	4.072%	2/16/43	300	301
1,4	Westlake Automobile Receivables
	Trust 2018-1	2.240%	12/15/20	740	739
					9,604
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $17,385)					17,366

16

Global Wellington Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Corporate Bonds (18.9%)
Belgium (0.0%)
7	Anheuser-Busch InBev SA/NV	1.750%	3/7/25	250	334

Canada (0.3%)
	Agrium Inc.	3.150%	10/1/22	275	274
†	Canadian Imperial Bank of Commerce	2.320%	6/16/22	570	573
	Emera US Finance LP	2.700%	6/15/21	400	392
	Fortis Inc.	3.055%	10/4/26	775	721
8	Toronto-Dominion Bank	1.680%	6/8/21	740	563
	TransCanada PipeLines Ltd.	4.875%	1/15/26	400	433
					2,956
China (0.3%)
	Alibaba Group Holding Ltd.	3.125%	11/28/21	825	825
	Alibaba Group Holding Ltd.	3.400%	12/6/27	660	628
4	Tencent Holdings Ltd.	3.595%	1/19/28	1,035	1,001
					2,454
Denmark (0.2%)
6	Danske Bank A/S	0.750%	6/2/23	1,450	1,788

France (1.3%)
[1,6]	AXA SA	5.125%	7/4/43	600	871
6	Banque Federative du Credit Mutuel SA	1.250%	1/14/25	1,700	2,121
4	BNP Paribas SA	3.375%	1/9/25	815	791
6	BNP Paribas SA	1.500%	11/17/25	950	1,170
6	BNP Paribas SA	2.750%	1/27/26	1,250	1,632
6	BPCE SA	1.125%	1/18/23	700	867
4	BPCE SA	5.700%	10/22/23	400	433
[1,6]	BPCE SA	2.750%	11/30/27	700	915
6	Credit Agricole SA	2.625%	3/17/27	450	579
6	Credit Agricole SA	1.875%	12/20/26	500	628
6	RCI Banque SA	0.750%	9/26/22	500	614
6	RCI Banque SA	1.375%	3/8/24	475	593
					11,214
Germany (1.6%)
7	Aroundtown SA	3.000%	10/16/29	1,200	1,595
6	Commerzbank AG	4.000%	3/30/27	1,450	1,999
6	Daimler AG	0.875%	1/12/21	2,575	3,207
6	Deutsche Bank AG	2.375%	1/11/23	800	1,032
	Deutsche Bank AG	3.700%	5/30/24	660	643
7	E.ON International Finance BV	5.875%	10/30/37	150	286
6	E.ON SE	1.625%	5/22/29	565	690
7	innogy Finance BV	4.750%	1/31/34	600	981
4	Siemens Financieringsmaatschappij NV	2.900%	5/27/22	650	645
6	Volkswagen International Finance NV	1.875%	3/30/27	1,000	1,235
6	Volkswagen Leasing GmbH	2.625%	1/15/24	425	566
6	Vonovia Finance BV	1.750%	1/25/27	900	1,112
					13,991
Hong Kong (0.2%)
4	CK Hutchison International 17 II Ltd.	2.750%	3/29/23	1,275	1,228

Italy (0.1%)
6	Enel SPA	5.625%	6/21/27	350	579

17

Global Wellington Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Japan (0.3%)
	American Honda Finance Corp.	2.000%	11/13/19	1,500	1,487
9	Toyota Finance Australia Ltd.	2.500%	12/7/20	1,625	1,258
					2,745
Mexico (0.3%)
6	America Movil SAB de CV	4.125%	10/25/19	575	750
	America Movil SAB de CV	6.375%	3/1/35	350	423
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	540	553
	Grupo Televisa SAB	6.625%	1/15/40	225	263
4	Infraestructura Energetica Nova SAB de CV	4.875%	1/14/48	980	902
					2,891
Netherlands (1.0%)
6	ABN AMRO Bank NV	2.500%	11/29/23	855	1,157
[1,6]	ABN AMRO Bank NV	2.875%	1/18/28	700	922
1	ABN AMRO Bank NV	4.400%	3/27/28	400	403
7	Cooperatieve Rabobank UA	5.250%	9/14/27	525	848
7	Cooperatieve Rabobank UA	4.625%	5/23/29	200	311
[1,6]	ING Groep NV	3.000%	4/11/28	600	795
[1,6]	ING Groep NV	2.500%	2/15/29	1,200	1,543
	Koninklijke KPN NV	8.375%	10/1/30	550	725
	Shell International Finance BV	4.000%	5/10/46	700	692
6	VIVAT NV	2.375%	5/17/24	1,100	1,371
					8,767
Spain (1.6%)
6	Banco Bilbao Vizcaya Argentaria SA	0.750%	9/11/22	700	851
6	Banco Bilbao Vizcaya Argentaria SA	3.500%	2/10/27	800	1,076
6	Banco de Sabadell SA	0.875%	3/5/23	1,800	2,182
6	CaixaBank SA	1.125%	1/12/23	1,900	2,319
6	CaixaBank SA	1.125%	5/17/24	1,400	1,705
6	Criteria Caixa SAU	1.500%	5/10/23	1,500	1,841
6	Santander Issuances SAU	3.250%	4/4/26	1,000	1,325
6	Telefonica Emisiones SAU	2.242%	5/27/22	700	917
6	Telefonica Emisiones SAU	1.715%	1/12/28	500	607
	Telefonica Emisiones SAU	4.665%	3/6/38	290	291
	Telefonica Emisiones SAU	4.895%	3/6/48	480	479
					13,593
Sweden (0.3%)
6	Skandinaviska Enskilda Banken AB	2.000%	2/19/21	550	710
6	Skandinaviska Enskilda Banken AB	0.300%	2/17/22	1,750	2,138
					2,848
Switzerland (0.6%)
[1,6]	Credit Suisse Group AG	1.250%	7/17/25	1,425	1,727
[1,4]	Credit Suisse Group AG	3.869%	1/12/29	250	243
4	Roche Holdings Inc.	2.625%	5/15/26	1,100	1,033
4,†	UBS AG	1.959%	12/1/20	2,250	2,253
					5,256
United Kingdom (1.7%)
6	Anglo American Capital plc	2.750%	6/7/19	600	757
6	Anglo American Capital plc	1.625%	9/18/25	915	1,114
6	Aviva plc	0.100%	12/13/18	950	1,162
4	BAT Capital Corp.	3.222%	8/15/24	575	555
4	BAT Capital Corp.	3.557%	8/15/27	925	883
6	BAT International Finance plc	2.750%	3/25/25	800	1,075

18

Global Wellington Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6	BP Capital Markets plc	2.994%	2/18/19	600	755
	BP Capital Markets plc	3.814%	2/10/24	475	486
7	CPUK Finance Ltd.	3.588%	8/28/25	975	1,411
6	FCE Bank plc	0.869%	9/13/21	1,800	2,224
7	Heathrow Funding Ltd.	6.750%	12/3/26	450	814
[1,6]	Heathrow Funding Ltd.	1.500%	2/11/32	750	907
4	Imperial Brands Finance plc	4.250%	7/21/25	800	815
6	London Stock Exchange Group plc	0.875%	9/19/24	475	577
4	Sky plc	3.125%	11/26/22	725	718
	Trinity Acquisition plc	4.400%	3/15/26	724	719
					14,972
United States (9.1%)
	21st Century Fox America Inc.	6.200%	12/15/34	640	801
	Abbott Laboratories	3.400%	11/30/23	715	712
6	Allergan Funding SCS	1.250%	6/1/24	550	665
	Allergan Funding SCS	3.800%	3/15/25	885	873
	Allergan Funding SCS	4.750%	3/15/45	275	272
	Amazon.com Inc.	4.800%	12/5/34	300	331
4	Amazon.com Inc.	4.250%	8/22/57	225	224
	American Electric Power Co. Inc.	3.200%	11/13/27	950	906
6	American International Group Inc.	1.500%	6/8/23	700	879
6	American International Group Inc.	1.875%	6/21/27	925	1,136
	American Tower Corp.	5.000%	2/15/24	1,050	1,120
	Amgen Inc.	3.625%	5/22/24	275	277
	Andeavor Logistics LP / Tesoro Logistics
	Finance Corp.	3.500%	12/1/22	1,405	1,382
	Anthem Inc.	3.500%	8/15/24	275	271
	Anthem Inc.	4.101%	3/1/28	610	610
	Anthem Inc.	4.375%	12/1/47	315	308
	Apple Inc.	2.750%	1/13/25	780	748
	Ascension Health	3.945%	11/15/46	135	134
4	AT&T Inc.	4.100%	2/15/28	2,100	2,058
	AT&T Inc.	4.900%	8/14/37	775	776
	AutoZone Inc.	3.700%	4/15/22	600	608
	Bank of America Corp.	3.300%	1/11/23	570	568
1	Bank of America Corp.	3.593%	7/21/28	1,285	1,248
†	Bank of New York Mellon Corp.	2.817%	10/30/23	415	426
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	10	11
	Brandywine Operating Partnership LP	3.950%	11/15/27	665	641
	Broadcom Corp. / Broadcom Cayman
	Finance Ltd.	3.625%	1/15/24	690	673
	Capital One Financial Corp.	4.200%	10/29/25	1,075	1,066
	Cardinal Health Inc.	4.500%	11/15/44	280	268
4	Cargill Inc.	4.760%	11/23/45	340	376
	Catholic Health Initiatives Colorado GO	4.200%	8/1/23	575	593
	Celgene Corp.	3.250%	8/15/22	1,655	1,646
	Charter Communications Operating LLC /
	Charter Communications Operating Capital	6.384%	10/23/35	410	462
	Citigroup Inc.	2.700%	3/30/21	345	341
	Citigroup Inc.	4.600%	3/9/26	535	552
1	Citigroup Inc.	3.520%	10/27/28	2,380	2,293
	Comcast Corp.	6.500%	11/15/35	635	811
	Commonwealth Edison Co.	3.650%	6/15/46	35	33
	Commonwealth Edison Co.	4.000%	3/1/48	245	246

19

Global Wellington Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	75	97
Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	290	312
4 Cox Communications Inc.	4.600%	8/15/47	800	769
Crown Castle International Corp.	3.800%	2/15/28	905	874
CVS Health Corp.	2.875%	6/1/26	1,455	1,323
CVS Health Corp.	5.125%	7/20/45	85	89
Devon Energy Corp.	3.250%	5/15/22	570	564
Dignity Health California GO	3.812%	11/1/24	530	538
Dignity Health California GO	4.500%	11/1/42	146	138
Discover Bank	4.200%	8/8/23	575	590
Dominion Energy Gas Holdings LLC	4.600%	12/15/44	660	677
Duke Energy Carolinas LLC	3.700%	12/1/47	105	100
Duke Energy Progress LLC	4.200%	8/15/45	285	294
Energy Transfer LP	4.900%	3/15/35	1,075	1,026
Enterprise Products Operating LLC	3.900%	2/15/24	535	543
Enterprise Products Operating LLC	4.250%	2/15/48	275	263
4 ERAC USA Finance LLC	4.500%	2/15/45	640	632
Eversource Energy	3.300%	1/15/28	310	299
FedEx Corp.	3.300%	3/15/27	275	267
FirstEnergy Corp.	3.900%	7/15/27	675	668
Florida Power & Light Co.	3.700%	12/1/47	275	264
Ford Motor Credit Co. LLC	3.096%	5/4/23	575	553
GE Capital International Funding Co.
Unlimited Co.	4.418%	11/15/35	500	490
General Motors Co.	4.200%	10/1/27	475	465
General Motors Financial Co. Inc.	3.450%	4/10/22	1,310	1,300
Georgia Power Co.	4.300%	3/15/42	945	963
Goldman Sachs Group Inc.	2.625%	4/25/21	575	565
1 Goldman Sachs Group Inc.	3.272%	9/29/25	1,125	1,079
1 Goldman Sachs Group Inc.	3.814%	4/23/29	335	327
Goldman Sachs Group Inc.	4.750%	10/21/45	250	264
HCP Inc.	4.000%	6/1/25	375	376
Humana Inc.	2.900%	12/15/22	590	577
International Paper Co.	4.350%	8/15/48	500	487
1 JPMorgan Chase & Co.	3.782%	2/1/28	775	772
1 JPMorgan Chase & Co.	3.964%	11/15/48	975	935
Kaiser Foundation Hospitals	4.875%	4/1/42	45	51
Kaiser Foundation Hospitals	4.150%	5/1/47	285	290
4 KeySpan Gas East Corp.	2.742%	8/15/26	400	375
7 Kraft Heinz Foods Co.	4.125%	7/1/27	500	740
Kraft Heinz Foods Co.	4.375%	6/1/46	595	543
Lockheed Martin Corp.	4.700%	5/15/46	253	274
Lockheed Martin Corp.	4.090%	9/15/52	97	94
Medtronic Inc.	3.150%	3/15/22	550	550
Memorial Sloan-Kettering Cancer Center
New York GO	4.125%	7/1/52	150	150
Mercy Health	3.555%	8/1/27	650	634
4 Metropolitan Life Global Funding I	3.000%	9/19/27	575	545
Microsoft Corp.	3.700%	8/8/46	1,125	1,094
MidAmerican Energy Co.	4.250%	5/1/46	10	10
6 Molson Coors Brewing Co.	1.250%	7/15/24	1,075	1,312
Morgan Stanley	2.750%	5/19/22	950	929
Morgan Stanley	3.125%	7/27/26	1,850	1,755
1 Morgan Stanley	3.772%	1/24/29	145	141
6 Mylan NV	3.125%	11/22/28	1,025	1,297

20

Global Wellington Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	National Retail Properties Inc.	3.900%	6/15/24	330	331
	National Rural Utilities Cooperative Finance
	Corp.	2.950%	2/7/24	400	392
4	Northwestern Mutual Life Insurance Co.	3.850%	9/30/47	230	217
	Occidental Petroleum Corp.	4.100%	2/1/21	650	671
	Oglethorpe Power Corp.	5.250%	9/1/50	200	216
	Omnicom Group Inc.	3.650%	11/1/24	275	274
	Oracle Corp.	3.400%	7/8/24	575	576
	Oracle Corp.	3.250%	11/15/27	240	232
	Oracle Corp.	4.000%	11/15/47	220	218
	Orlando Health Obligated Group	3.777%	10/1/28	175	174
	Orlando Health Obligated Group	4.089%	10/1/48	105	104
	Pacific Gas & Electric Co.	2.950%	3/1/26	190	176
	Pacific Gas & Electric Co.	5.800%	3/1/37	1,071	1,241
4	Penske Truck Leasing Co. LP / PTL Finance
	Corp.	3.375%	2/1/22	145	144
4	Penske Truck Leasing Co. LP / PTL Finance
	Corp.	4.250%	1/17/23	1,030	1,067
6	Philip Morris International Inc.	2.125%	5/30/19	850	1,066
	Philip Morris International Inc.	2.500%	11/2/22	575	555
6	Philip Morris International Inc.	2.875%	3/3/26	425	582
	PNC Bank NA	3.250%	1/22/28	910	880
1	Providence St. Joseph Health Obligated
	Group	3.930%	10/1/48	225	220
4	Santander Holdings USA Inc.	3.700%	3/28/22	1,750	1,740
[4,5]	SBA Tower Trust	3.448%	3/15/23	675	675
	Sempra Energy	3.250%	6/15/27	400	383
	Sierra Pacific Power Co.	2.600%	5/1/26	149	139
	South Carolina Electric & Gas Co.	5.300%	5/15/33	113	124
	South Carolina Electric & Gas Co.	5.450%	2/1/41	300	336
	South Carolina Electric & Gas Co.	4.600%	6/15/43	230	235
	South Carolina Electric & Gas Co.	4.100%	6/15/46	25	24
5	Southern California Edison Co.	4.125%	3/1/48	440	439
	Southwestern Public Service Co.	3.700%	8/15/47	24	23
	SSM Health Care Corp.	3.823%	6/1/27	340	341
	Stanford Health Care	3.795%	11/15/48	90	88
	SunTrust Bank	3.300%	5/15/26	450	431
	Synchrony Bank	3.000%	6/15/22	450	439
	Synchrony Financial	4.250%	8/15/24	525	529
4	Teachers Insurance & Annuity Assn. of
	America	4.900%	9/15/44	860	937
	The Kroger Co.	3.850%	8/1/23	1,025	1,044
6	Thermo Fisher Scientific Inc.	1.400%	1/23/26	375	458
	Time Warner Inc.	3.600%	7/15/25	850	826
	UnitedHealth Group Inc.	4.625%	7/15/35	185	202
	UnitedHealth Group Inc.	4.200%	1/15/47	65	66
	Verizon Communications Inc.	3.500%	11/1/24	275	273
	Verizon Communications Inc.	4.522%	9/15/48	1,525	1,441
	Viacom Inc.	4.250%	9/1/23	800	819
	Wells Fargo & Co.	4.300%	7/22/27	275	279
	Wells Fargo & Co.	4.750%	12/7/46	800	824
	Welltower Inc.	4.000%	6/1/25	275	277
					80,337
Total Corporate Bonds (Cost $167,963)					165,953

21

Global Wellington Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Sovereign Bonds (5.6%)
Australia (0.2%)
9	Commonwealth of Australia	2.250%	11/21/22	1,260	973
9	Commonwealth of Australia	2.750%	11/21/27	135	104
9	Commonwealth of Australia	2.250%	5/21/28	380	281
					1,358
Canada (0.9%)
8	Canada	0.750%	5/1/19	3,815	2,943
8	Canada	1.250%	11/1/19	2,550	1,971
8	Canada	0.750%	3/1/21	2,110	1,590
8	Canada	1.500%	6/1/23	670	508
8	Canada	1.000%	6/1/27	515	360
10	Province of Ontario	0.250%	6/28/29	985	1,014
					8,386
Chile (0.1%)
	Corp Nacional del Cobre de Chile	3.625%	8/1/27	650	629

China (0.3%)
4	Sinopec Group Overseas Development 2017
	Ltd.	3.000%	4/12/22	1,025	1,007
4	State Grid Overseas Investment 2016 Ltd.	2.750%	5/4/22	2,135	2,082
					3,089
France (0.6%)
6	Electricite de France SA	1.875%	10/13/36	600	670
6	Electricite de France SA	4.500%	11/12/40	1,000	1,602
6	RTE Reseau de Transport d’Electricite SA	2.875%	9/12/23	1,700	2,329
6	RTE Reseau de Transport d’Electricite SA	1.875%	10/23/37	900	1,093
					5,694
Ireland (0.3%)
6	ESB Finance Ltd.	3.494%	1/12/24	1,930	2,706

Israel (0.1%)
	State of Israel	3.250%	1/17/28	475	461

Japan (1.4%)
11	Japan	0.100%	9/20/27	578,550	5,452
11	Japan	0.100%	12/20/27	410,150	3,862
	Japan Bank for International Cooperation	2.250%	2/24/20	450	447
11	Japan Treasury Discount Bill	0.000%	3/26/18	103,000	965
11	Japan Treasury Discount Bill	0.000%	4/10/18	158,000	1,481
					12,207
Mexico (0.4%)
4	Mexico City Airport Trust	5.500%	7/31/47	525	492
6	Petroleos Mexicanos	3.750%	2/21/24	2,595	3,380
4	Petroleos Mexicanos	6.350%	2/12/48	20	20
					3,892
Qatar (0.2%)
4	State of Qatar	2.375%	6/2/21	1,400	1,353

Saudi Arabia (0.3%)
4	Kingdom of Saudi Arabia	2.875%	3/4/23	2,740	2,638

22

Global Wellington Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
United Arab Emirates (0.1%)
	Abu Dhabi Government International Bond	3.125%	10/11/27	1,235	1,165

United Kingdom (0.7%)
7	United Kingdom	1.750%	7/22/19	790	1,103
7	United Kingdom	1.500%	1/22/21	1,015	1,423
7	United Kingdom	0.500%	7/22/22	430	579
7	United Kingdom	1.250%	7/22/27	155	208
7	United Kingdom	3.500%	1/22/45	1,400	2,554
					5,867
Total Sovereign Bonds (Cost $49,201)					49,445
Taxable Municipal Bonds (0.8%)
	Bay Area Toll Authority California Toll
	Bridge Revenue (San Francisco Bay Area)	6.907%	10/1/50	75	112
	California GO	7.550%	4/1/39	345	520
	California GO	7.350%	11/1/39	140	203
	California GO	7.625%	3/1/40	95	143
	Chicago IL Transit Authority Transfer Tax
	Receipts Revenue	6.899%	12/1/40	355	465
	Chicago IL Transit Authority	6.300%	12/1/21	70	74
	Georgia Municipal Electric Power Authority
	Revenue	6.637%	4/1/57	225	276
	Illinois GO	5.100%	6/1/33	1,060	999
[12]	Kansas Development Finance Authority	5.371%	5/1/26	775	832
	Kansas Development Finance Authority
	Revenue	4.927%	4/15/45	290	312
	North Texas Tollway Authority System
	Revenue	6.718%	1/1/49	125	179
	Port Authority of New York & New Jersey
	Revenue	4.458%	10/1/62	270	291
	San Jose California Redevelopment Agency
	Successor Agency Tax Allocation	3.375%	8/1/34	195	186
	South Carolina Public Service Authority
	Revenue	2.388%	12/1/23	1,275	1,197
	South Carolina Public Service Authority
	Revenue	6.454%	1/1/50	235	309
	State of Connecticut	2.990%	1/15/23	765	742
	University of California Regents Medical
	Center Revenue	6.548%	5/15/48	190	258
Total Taxable Municipal Bonds (Cost $7,321)					7,098

				Shares
Temporary Cash Investments (5.5%)
[13,14] Vanguard Market Liquidity Fund		1.601%		481,693	48,164
Total Temporary Cash Investments (Cost $48,168)					48,164
Total Investments (100.9%) (Cost $887,962)					887,430

23

Global Wellington Fund

Amount
($000)
Other Assets and Liabilities (-0.9%)
Other Assets	8,528
Liabilities[14]	(16,111)
(7,583)
Net Assets (100%)	879,847

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	838,619
Collateral Pledged for Futures Contracts	647
Total Unaffiliated Issuers	839,266
Affiliated Vanguard Funds	48,164
Total Investments in Securities	887,430
Investment in Vanguard	45
Receivables for Investment Securities Sold	893
Receivables for Accrued Income	3,270
Receivables for Capital Shares Issued	2,698
Variation Margin Receivable—Futures Contracts	39
Unrealized Appreciation—Forward Currency Contracts	1,228
Other Assets	355
Total Assets	895,958
Liabilities
Payables for Investment Securities Purchased	8,041
Collateral for Securities on Loan	6,435
Payables for Capital Shares Redeemed	957
Payables to Investment Advisor	265
Payables to Vanguard	80
Variation Margin Payable—Futures Contracts	132
Unrealized Depreciation—Forward Currency Contracts	83
Other Liabilities	118
Total Liabilities	16,111
Net Assets	879,847

24

Global Wellington Fund

At February 28, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	878,125
Undistributed Net Investment Income	2,788
Accumulated Net Realized Losses	(1,848)
Unrealized Appreciation (Depreciation)
Investment Securities	(532)
Futures Contracts	147
Forward Currency Contracts	1,145
Foreign Currencies	22
Net Assets	879,847

Investor Shares—Net Assets
Applicable to 10,077,400 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	204,303
Net Asset Value Per Share—Investor Shares	$20.27

Admiral Shares—Net Assets
Applicable to 26,650,615 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	675,544
Net Asset Value Per Share—Admiral Shares	$25.35

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $6,154,000.
† Adjustable-rate security based upon 3-month USD LIBOR plus spread.
‡ Adjustable-rate security based upon 1-month USD LIBOR plus spread.
§ Adjustable-rate security.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Securities with a value of $647,000 have been segregated as initial margin for open futures contracts.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2018, the aggregate value of these securities was $44,325,000, representing 5.0% of net assets.
5 Security value determined using significant unobservable inputs.
6 Face amount denominated in euro.
7 Face amount denominated in British pounds.
8 Face amount denominated in Canadian dollars.
9 Face amount denominated in Australian dollars.
10 Face amount denominated in Swiss francs.
11 Face amount denominated in Japanese yen.
12 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
13 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
14 Includes $6,435,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
GO—General Obligation Bond.
REMICS—Real Estate Mortgage Investment Conduits.

25

Global Wellington Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
Euro-Schatz	March 2018	44	6,010	4
Euro-Buxl	March 2018	7	1,380	(1)
30-Year U.S. Treasury Bond	June 2018	3	430	1
				4

Short Futures Contracts
10-Year U.S. Treasury Note	June 2018	(153)	(18,367)	55
Euro-Bobl	March 2018	(138)	(22,062)	112
5-Year U. S. Treasury Note	June 2018	(36)	(4,102)	9
Ultra 10-Year U.S. Treasury Note	June 2018	(29)	(3,714)	(2)
Ultra Long U. S. Treasury Bond	June 2018	(27)	(4,209)	(20)
Long Gilt	June 2018	(18)	(3,000)	(4)
Euro-OAT	March 2018	(9)	(1,687)	(7)
				143
				147

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

26

Global Wellington Fund

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
J.P. Morgan Securities LLC	3/28/18	EUR	937	USD	1,155	(9)
Bank of America N.A	3/28/18	EUR	589	USD	720	—
Goldman Sachs International	3/28/18	EUR	405	USD	500	(5)
Goldman Sachs International	3/28/18	GBP	255	USD	352	—
J.P. Morgan Securities LLC	3/28/18	USD	78,997	EUR	63,875	886
J.P. Morgan Securities LLC	3/28/18	USD	13,875	GBP	9,920	199
J.P. Morgan Securities LLC	3/28/18	USD	9,313	JPY	993,306	(17)
J.P. Morgan Securities LLC	3/28/18	USD	8,112	CAD	10,262	111
J.P. Morgan Securities LLC	3/28/18	USD	2,649	AUD	3,382	22
Goldman Sachs International	4/10/18	USD	1,485	JPY	158,000	—
J.P. Morgan Securities LLC	3/28/18	USD	1,033	CHF	964	10
Goldman Sachs International	3/26/18	USD	915	JPY	103,000	(52)
						1,145
AUD—Australian dollar.
CAD—Canadian dollar.
CHF—Swiss franc.
EUR—euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

At February 28, 2018, a counterparty had deposited in a segregated account cash of $430,000 in connection with open forward currency contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

27

Global Wellington Fund

Statement of Operations

October 18, 20171 to
February28,2018
($000)
Investment Income
Income
Dividends [2]	2,700
Interest [3]	1,745
Securities Lending—Net	—
Total Income	4,445
Expenses
Investment Advisory Fees—Note B	321
The Vanguard Group—Note C
Management and Administrative—Investor Shares	136
Management and Administrative—Admiral Shares	309
Marketing and Distribution—Investor Shares	9
Marketing and Distribution—Admiral Shares	10
Custodian Fees	20
Shareholders’ Reports—Investor Shares	7
Shareholders’ Reports—Admiral Shares	3
Total Expenses	815
Expenses Paid Indirectly	(13)
Net Expenses	802
Net Investment Income	3,643
Realized Net Gain (Loss)
Investment Securities Sold [3]	1,789
Futures Contracts	737
Forward Currency Contracts	(4,036)
Foreign Currencies	137
Realized Net Gain (Loss)	(1,373)
Change in Unrealized Appreciation (Depreciation)
Investment Securities [3]	(532)
Futures Contracts	147
Forward Currency Contracts	1,145
Foreign Currencies	22
Change in Unrealized Appreciation (Depreciation)	782
Net Increase (Decrease) in Net Assets Resulting from Operations	3,052

1 Commencement of subscription period for the fund.
2 Dividends are net of foreign withholding taxes of $48,000.
3 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $210,000, ($3,000), and ($4,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

28

Global Wellington Fund

Statement of Changes in Net Assets

October 18, 20171 to
February28,2018
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,643
Realized Net Gain (Loss)	(1,373)
Change in Unrealized Appreciation (Depreciation)	782
Net Increase (Decrease) in Net Assets Resulting from Operations	3,052
Distributions
Net Investment Income
Investor Shares	(320)
Admiral Shares	(1,010)
Realized Capital Gain
Investor Shares	—
Admiral Shares	—
Total Distributions	(1,330)
Capital Share Transactions
Investor Shares	203,592
Admiral Shares	674,533
Net Increase (Decrease) from Capital Share Transactions	878,125
Total Increase (Decrease)	879,847
Net Assets
Beginning of Period	—
End of Period[2]	879,847

1 Commencement of subscription period for the fund.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $2,788,000.

See accompanying Notes, which are an integral part of the Financial Statements.

29

Global Wellington Fund

Financial Highlights

Investor Shares
October 18, 2017[1], to
For a Share Outstanding Throughout the Period	February 28, 2018
Net Asset Value, Beginning of Period	$20.00
Investment Operations
Net Investment Income[2]	.108
Net Realized and Unrealized Gain (Loss) on Investments	.206
Total from Investment Operations	.314
Distributions
Dividends from Net Investment Income	(.044)
Distributions from Realized Capital Gains	—
Total Distributions	(. 044)
Net Asset Value, End of Period	$20.27
Total Return[3]	1.57%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$204
Ratio of Total Expenses to Average Net Assets	0.46%
Ratio of Net Investment Income to Average Net Assets	1.62%
Portfolio Turnover Rate	27%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Subscription period for the fund was October 18, 2017, to November 1, 2017, during which time all assets were held in cash. Performance measurement began November 2, 2017, the first business day after the subscription period, at a net asset value of $20.00.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Global Wellington Fund

Financial Highlights

Admiral Shares
October 18, 2017[1], to
For a Share Outstanding Throughout the Period	February 28, 2018
Net Asset Value, Beginning of Period	$25.00
Investment Operations
Net Investment Income[2]	.144
Net Realized and Unrealized Gain (Loss) on Investments	.264
Total from Investment Operations	.408
Distributions
Dividends from Net Investment Income	(.058)
Distributions from Realized Capital Gains	—
Total Distributions	(. 058)
Net Asset Value, End of Period	$25.35
Total Return[3]	1.63%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$676
Ratio of Total Expenses to Average Net Assets	0.36%
Ratio of Net Investment Income to Average Net Assets	1.72%
Portfolio Turnover Rate	27%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Subscription period for the fund was October 18, 2017, to November 1, 2017, during which time all assets were held in cash. Performance measurement began November 2, 2017, the first business day after the subscription period, at a net asset value of $25.00.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Global Wellington Fund

Notes to Financial Statements

Vanguard Global Wellington Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market-or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between

32

Global Wellington Fund

changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the period ended February 28, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 5% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated.

The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the period ended February 28, 2018, the fund’s average investment in forward currency contracts represented 13% of net assets, based on the average of notional amounts at each quarter-end during the period.

33

Global Wellington Fund

5. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for the period ended February 28, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the period ended February 28, 2018, the investment advisory fee represented an effective annual basic rate of 0.15% of the fund’s average net assets. In accordance with the advisory contract entered into with Wellington Management Company LLP, beginning December 1, 2018, the basic fee will be subject to quarterly adjustments based on the fund’s performance relative to a combined index comprising the FTSE Developed Index and the Bloomberg Barclays Fixed Income Composite Index since December 1, 2017.

34

Global Wellington Fund

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2018, the fund had contributed to Vanguard capital in the amount of $45,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the period ended February 28, 2018, custodian fee offset arrangements reduced the fund’s expenses by $13,000 (an annual rate of 0.01% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of February 28, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	339,605	217,556	—
U.S. Government and Agency Obligations	—	42,243	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	14,938	2,428
Corporate Bonds	—	164,839	1,114
Sovereign Bonds	—	49,445	—
Taxable Municipal Bonds	—	7,098	—
Temporary Cash Investments	48,164	—	—
Futures Contracts—Assets[1]	39	—	—
Futures Contracts—Liabilities[1]	(132)	—	—
Forward Currency Contracts—Assets	—	1,228	—
Forward Currency Contracts—Liabilities	—	(83)	—
Total	387,676	487,264	3,542
1 Represents variation margin on the last day of the reporting period.

35

Global Wellington Fund

F. At February 28, 2018, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

	Interest Rate	Currency
	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	39	—	39
Unrealized Appreciation—Forward Currency Contracts	—	1,228	1,228
Total Assets	39	1,228	1,267

Variation Margin Payable—Futures Contracts	(132)	—	(132)
Unrealized Depreciation —Forward Currency Contracts	—	(83)	(83)
Total Liabilities	(132)	(83)	(215)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the period ended February 28, 2018, were:

Interest Rate		Currency
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	737	—	737
Forward Currency Contracts	—	(4,036)	(4,036)
Realized Net Gain (Loss) on Derivatives	737	(4,036)	(3,299)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	147	—	147
Forward Currency Contracts	—	1,145	1,145
Change in Unrealized Appreciation (Depreciation) on Derivatives	147	1,145	1,292

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At February 28, 2018, the cost of investment securities for tax purposes was $887,962,000. Net unrealized depreciation of investment securities for tax purposes was $532,000, consisting of unrealized gains of $19,176,000 on securities that had risen in value since their purchase and $19,708,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the period ended February 28, 2018, the fund purchased $825,263,000 of investment securities and sold $53,784,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $62,275,000 and $18,807,000, respectively.

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Global Wellington Fund

I. Capital share transactions for each class of shares were:
	October 18, 20171 to
	February 28, 2018
	Amount	Shares
	($000)	(000)
Investor Shares
Issued	252,678	12,482
Issued in Lieu of Cash Distributions	277	14
Redeemed	(49,363)	(2,419)
Net Increase (Decrease)—Investor Shares	203,592	10,077
Admiral Shares
Issued	750,372	29,633
Issued in Lieu of Cash Distributions	833	33
Redeemed	(76,672)	(3,015)
Net Increase (Decrease) —Admiral Shares	674,533	26,651
1 Commencement of subscription period for the fund.

J. Management has determined that no material events or transactions occurred subsequent to February 28, 2018, that would require recognition or disclosure in these financial statements.

37

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

38

Period Ended February 28, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Global Wellington Fund	11/2/2017	2/28/2018	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,015.71	$1.50
Admiral Shares	1,000.00	1,016.31	1.17
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,014.68	$1.50
Admiral Shares	1,000.00	1,015.00	1.17

The calculations are based on expenses incurred in the period from the fund’s November 2, 2017 inception through February 28, 2018.
The fund’s annualized expense ratios for the period are 0.46% for Investor Shares and 0.36% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period from inception through February 28, multiplied by the number of days in that period, then divided by the number of days in the most recent
12-month period (119/365).

39

Trustees Approve Advisory Arrangement

Effective November 2017, the board of Vanguard World Fund approved the launch of Vanguard Global Wellington Fund and an investment advisory arrangement with Wellington Management Company LLP (Wellington Management). The board determined that the investment advisory arrangement was in the best interests of the fund and its prospective shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the investment management services to be provided to the fund and took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance

The board determined that Wellington Management, in its management of other Vanguard funds (including Vanguard Wellington Fund, which Wellington Management has advised since its inception in 1929), has a track record of consistent performance and a disciplined investment process. The board also determined that in its management of other funds, the strategy Wellington Management will use in managing the fund has produced strong long-term returns compared with its index. Information about the fund’s performance since inception can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio would be well below the average expense ratio charged by funds in its peer group. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s prospective shareholders would benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement after a one-year period.

40

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

41

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Global Wellington Composite Index: 65% FTSE Developed Index (net of tax) and 35% Bloomberg Barclays Fixed Income Composite Index, composed of 80% Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), 10% Bloomberg Barclays Global Aggregate Treasury Index (USD Hedged), and 10% Bloomberg Barclays Global Aggregate Securitized Index (USD Hedged).

42

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification.
Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of
Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited
BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays Fixed Income
Composite Index, which is composed of 80% Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), 10%
Bloomberg Barclays Global Aggregate Treasury Index (USD Hedged), and 10% Bloomberg Barclays Global Aggregate
Securitized Index (USD Hedged) (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Global Wellington Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Global Wellington Fund. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the
sponsor of the Global Wellington Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Global Wellington Fund or the owners of the Global Wellington Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Global Wellington Fund. Investors acquire the Global Wellington Fund from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Global Wellington Fund. The Global Wellington Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Global Wellington Fund or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Global Wellington Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the
Global Wellington Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Global Wellington Fund or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Global Wellington Fund.

43

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Global Wellington Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Global Wellington Fund, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER
THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES
OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES.
NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE
OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG
BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS
OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY
OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR
ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION
OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES,
AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT,
DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER
BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY
SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE
POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED
THEREIN OR WITH RESPECT TO THE GLOBAL WELLINGTON FUND.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays
Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2018 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2018, Bloomberg. All rights reserved.

44

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q15672 042018

Semiannual Report | February 28, 2018

Vanguard Global Wellesley® Income Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	2
Advisor’s Report.	5
Fund Profile.	9
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	38
Trustees Approve Advisory Arrangement.	40
Glossary.	41

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• From its inception on November 2, 2017, through February 28, 2018, Vanguard Global Wellesley Income Fund returned –0.27% for Investor Shares and –0.23% for Admiral Shares. Its benchmark returned 0.04% and the average return of its peer group was –0.02%.

• The fund seeks long-term income growth, a high and sustainable level of current income, and moderate long-term capital appreciation. To do that, the fund invests 60% to 70% of its assets in U.S. and foreign investment-grade fixed income securities. The remaining assets are invested in the stocks of mid- and large-capitalization U.S. and foreign companies that have a history of delivering above-average dividends or that the fund’s advisor believes will increase the dividends they pay out.

• For this brief period, global equities advanced by single digits while the global fixed income market declined.

• Overall, security selection disappointed in both the fund’s stock and fixed income portfolios, but allocation calls added value.

Total Returns: Period Ended February 28, 2018
Since Inception
Vanguard Global Wellesley Income Fund
Investor Shares (Inception: 11/2/2017)	-0.27%
Admiral™ Shares (Inception: 11/2/2017)	-0.23
Global Wellesley Income Composite Index	0.04
Mixed-Asset Target Allocation Conservative Funds Average	-0.02

For a benchmark description, see the Glossary.
Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Global Wellesley Income Fund	0.42%	0.32%	0.76%

The fund expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the period from inception through February 28, 2018, the fund’s annualized expense ratios were 0.43% for Investor Shares and
0.33% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Mixed-Asset Target Allocation Conservative Funds.

1

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

As I begin my tenure as Vanguard’s fourth chief executive, I’ve been reflecting on both the past and the future of the company where I have spent my entire professional career.

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

Making a real difference

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. Over the past 25 years, for example, Vanguard has lowered our funds’ asset-weighted average expense ratio

2

from 0.31% to 0.12%. And over the past decade, 94% of our funds have beaten the average annual return of their peers.1

Focused on your success

Vanguard is built for Vanguard investors—as a client-owned company, we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I intend to keep this priority front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

As I write this, we’ve experienced a period of pronounced market volatility. Strong economic growth and budding signs of inflation have raised concerns about a more aggressive Federal Reserve. Although volatility can test investors’ nerves, we sometimes think of this as “Vanguard weather”—a time when having a disciplined, low-cost, and long-term approach to investment management serves investors well.

Market Barometer
			Total Returns
		Periods Ended February 28, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	10.62%	16.70%	14.56%
Russell 2000 Index (Small-caps)	8.30	10.51	12.19
Russell 3000 Index (Broad U.S. market)	10.45	16.22	14.37
FTSE All-World ex US Index (International)	7.84	21.50	6.69

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.18%	0.51%	1.71%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-1.24	2.50	2.57
Citigroup Three-Month U.S. Treasury Bill Index	0.59	0.98	0.27

CPI
Consumer Price Index	1.41%	2.21%	1.41%

The performance data shown represent past performance, which is not a guarantee of future results.

1 For the ten-year period through December 31, 2017, 9 of 9 Vanguard money market funds, 56 of 60 bond funds, 21 of 22 balanced funds, and 131 of 140 stock funds, or 217 of 231 Vanguard funds, outperformed their peer-group averages. Sources: Vanguard, based on data from Lipper, a Thomson Reuters Company.

3

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
March 19, 2018

4

Advisor’s Report

Vanguard Global Wellesley Income Fund returned –0.27% for Investor Shares and –0.23% for Admiral Shares from its November 2, 2017 inception through February 28, 2018. The fund’s composite benchmark returned 0.04%. It is weighted 65% Bloomberg Barclays Fixed Income Composite Index—comprising 80% Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), 10% Bloomberg Barclays Global Aggregate Treasury Index (USD Hedged), and 10% Bloomberg Barclays Global Aggregate Securitized Index (USD Hedged)—and 35% FTSE Developed High Dividend Yield Index (net of tax).

The investment environment

From the fund’s inception through February 28, the Standard & Poor’s 500 Index returned 5.92%, the MSCI World Index returned 4.31%, and the MSCI EAFE Index returned 2.37%. The broad fixed income markets fell during this brief period. The Bloomberg Barclays U.S. Aggregate Bond Index returned –1.89% and the higher-quality Bloomberg Barclays U.S. Credit A or Better Bond Index returned –2.06%. The yield on the 10-year U.S. Treasury note reached 2.86% at the end of February, up from 2.34% at the time of the fund’s inception.

As 2017 ended, global equities posted positive returns for the seventh consecutive quarter. In the United States, encouraging economic fundamentals, tax-law changes, and low inflation boosted investor sentiment. The European economy continued on a path of broad improvement, including record-high employment and manufacturing activity and elevated consumer confidence. Developed markets in the Asia-Pacific region also rallied, helped by economic and business activity in Japan and Singapore.

On the fixed income side, interest rates rose and sovereign yield curves flattened across most developed markets as stronger economic growth and rising consumer and business confidence became global themes. U.S. fiscal policy is likely to provide more stimulus and bond supply, and the Federal Reserve appears set to continue raising short-term interest rates and shrinking its portfolio of Treasuries and mortgage-backed securities to reduce reserves. Other major central banks, still lagging the United States, are likely to wait before actively tightening monetary policies but have begun to make changes in their quantitative-easing programs. These central banks are hinting at additional changes in the future, laying the groundwork for less disruptive shifts by telegraphing their intentions to the markets.

As 2018 began, positive global economic momentum continued against a backdrop of rising volatility and a hawkish tone from the major central banks. In the United States, companies began to respond to new tax laws, and strong earnings announcements moved the S&P 500 Index to a record high at the end of January. Developed Europe and Asia-Pacific equities and sovereign yields also rose, fueled by improvements in macroeconomic fundamentals.

5

February brought a sudden change in market sentiment, and investors saw the return of volatility after an unusually long period of calm. From a macroeconomic perspective, it seems the markets finally awoke to the fact that the U.S. tax cuts and large government spending package posed upside risks to inflation, Fed policy, and bond yields. This is on top of pro-growth deregulation. Given the strong economic fundamentals backdrop, the timing of these stimulus efforts spurred some of the spike in volatility as the market grew concerned about higher interest rates and tighter liquidity.

The fund’s successes

Overall sector allocation, a residual effect of our bottom-up security selection process, contributed modestly to performance.

An overweight allocation to information technology and an underweight allocation to consumer staples helped, as did security selection in information technology, financials, and telecommunication services. Top contributors to relative performance included Sberbank and Qualcomm. The portfolio also benefited from lack of exposure to General Electric, which weakened over the period.

In the fixed income sleeve, our slightly short duration positioning was favorable, benefiting from the Fed’s third rate hike of 2017 and projections of more to come in 2018. In addition, our underweighting of investment-grade corporate credit and our avoidance of supranationals helped relative returns.

The fund’s shortfalls

Although the fund’s equity portfolio provided positive absolute returns, its results lagged the portfolio’s benchmark, the FTSE Developed High Dividend Yield Index (net of tax). The fixed income sleeve provided negative absolute and relative returns.

The equity portfolio’s relative underper-formance was driven by weak security selection, particularly within real estate, utilities, consumer staples, and health care. An overweight allocation to utilities, one of the worst-performing sectors in the index, also hurt performance. Our underweighted position in consumer discretionary, as well as a small cash position, also hindered returns. Positions in Edison International and British American Tobacco, and our avoidance of benchmark constituent Boeing, were the largest detractors from relative performance.

On the fixed income side, security selection in investment-grade corporate credit of developed countries outside the United States, and specifically within industrials, weighed on returns. The portfolio’s overweighting to asset-backed securities also hurt relative performance, as did its yield curve positioning given that the curve steepened.

The fund’s positioning

While 2017 was all about strong global growth, concerns about inflation and cyclically higher interest rates came to the fore in early 2018, pushing up volatility. Our expectations for expanded fiscal

6

policies, reduced regulations, and inflationary trade practices have not changed.

We anticipate continued volatility as fiscal and monetary policies adjust and as uncertainty from the new U.S. administration remains high. This volatility may present opportunities for the equity portion of the fund as we remain focused on identifying solid company-specific investment catalysts and mispriced individual securities, rather than investing based on broad themes. We remain disciplined in our investment process, which enables us to create a balanced portfolio that we believe should perform well in a variety of environments. We continue to focus on long-term, low-turnover investing, as we believe this approach will serve the fund’s shareholders well over time.

From the fixed income perspective, we expect that in 2018, interest rate movements will play a bigger role in relative returns than credit events. We expect the Fed will continue to raise interest rates and we will maintain a shorter-than-benchmark duration in the U.S. market. While we are inclined to expect higher yields around the developed world, we are less inclined to have large positions in certain markets until their central banks are closer to raising rates. Without a material rise in global inflation, yields on longer-maturity bonds are not expected to rise as much, resulting in flatter yield curves.

The greatest risk to our outlook is the possibility of higher trade barriers, which could lead to slower global growth. Such a scenario would likely reduce the need for central bank intervention and result in lower-than-expected yields.

On the equity side, areas such as Europe, Japan, and select emerging markets remain attractive hunting grounds for us given the increasingly rich valuations of U.S. equities. In the United States, we see the benefits from the recently enacted tax law, which will provide a boost for domestic companies and support the economic outlook for the region. Much of this looks to be priced into markets already.

We consider the recovery in Europe to be roughly two years behind the United States. We are also encouraged by continued signs of positive momentum in employment and wage numbers, as well as record-high manufacturing purchasing managers’ index data. This backdrop supports our overweight position in the region but political uncertainty there remains an area for caution.

As we saw from the market sell-off in February, the risk of market volatility remains elevated after a sustained period of strong performance across global indexes and low volatility. As valuation-oriented investors, we believe such situations can provide opportunities and we continue to embrace market corrections. While we’ve noted the moves by central banks to unwind accommodative monetary

7

policies over the last few months, we anticipate that rate normalization will be slow. Inflation pressure remains muted for now; however, we are watching for any deterioration in data, particularly with unemployment in the United States and Europe at suppressed levels that could lead to an uptick in inflation.

At the end of the period, the equity portfolio’s largest sector overweights were in real estate, materials, and information technology. The biggest underweights were in consumer discretionary and consumer staples. During the brief period since inception, we initiated new equity positions in Citigroup, TransCanada, Tokio Marine, and Sands China. We eliminated Daito Trust, BlackRock, and ENN Energy and trimmed our exposure to Persimmon.

On a country basis, we are most overweighted in the United Kingdom and China and most underweighted in Australia and Spain.

John C. Keogh
Senior Managing Director and
Fixed Income Portfolio Manager

Michael E. Stack, CFA
Senior Managing Director and
Fixed Income Portfolio Manager

Loren L. Moran, CFA
Managing Director and
Fixed Income Portfolio Manager

Ian R. Link, CFA
Senior Managing Director and
Equity Portfolio Manager

Wellington Management Company llp

March 21, 2018

8

Global Wellesley Income Fund

Fund Profile
As of February 28, 2018

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VGWIX	VGYAX
Expense Ratio[1]	0.42%	0.32%

Equity and Portfolio Characteristics
		Fund
Number of Stocks		69
Median Market Cap		$68.6B
Price/Earnings Ratio		12.8x
Price/Book Ratio		2.1x
Return on Equity		13.4%
Earnings Growth Rate		4.4%
Dividend Yield		3.8%
Foreign Holdings		20.8%
Turnover Rate		30%
Short-Term Reserves		3.5%

Fixed Income Characteristics
		Fund
Number of Bonds		324
Yield to Maturity (before expenses)		2.5%
Average Coupon		2.8%
Average Duration		5.6 years
Average Effective Maturity		7.6 years

Ten Largest Stocks (% of equity portfolio)
British American
Tobacco plc	Tobacco	2.9%
Wells Fargo & Co.	Diversified Banks	2.5
Royal Dutch Shell plc	Integrated Oil & Gas	2.4
Chevron Corp.	Integrated Oil & Gas	2.4
TOTAL SA	Integrated Oil & Gas	2.3
Philip Morris
International Inc.	Tobacco	2.3
Roche Holding AG	Pharmaceuticals	2.3
Merck & Co. Inc.	Pharmaceuticals	2.3
QUALCOMM Inc.	Semiconductors	2.2
Cisco Systems Inc.	Communications
	Equipment	2.1
Top Ten		23.7%
Top Ten as % of Total Net Assets		8.6%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

Allocation by Region (% of fixed-income exposure)

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year.
For the period from inception through February 28, 2018, the annualized expense ratios were 0.43% for Investor Shares and 0.33% for
Admiral Shares.

9

Global Wellesley Income Fund

Fund Asset Allocation

Sector Diversification (% of equity exposure)

Fund
Consumer Discretionary	5.4%
Consumer Staples	8.8
Energy	10.4
Financials	21.6
Health Care	9.7
Industrials	8.7
Information Technology	11.8
Materials	7.2
Other	0.0
Real Estate	5.3
Telecommunication Services	5.2
Utilities	5.9

Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Sector Diversification (% of fixed income portfolio)
Asset-Backed	6.4%
Commercial Mortgage-Backed	2.2
Finance	25.9
Foreign	18.3
Government Mortgage-Backed	3.2
Industrial	28.6
Treasury/Agency	8.1
Utilities	4.6
Other	2.7

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Distribution by Credit Quality (% of fixed income portfolio)

U.S. Government	13.5%
Aaa	9.7
Aa	8.5
A	31.2
Baa	37.1

Credit-quality ratings are obtained from Barclays and are from
Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not
Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in
Vanguard Market Liquidity Fund or Vanguard Municipal Cash
Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Equity Investment Focus

Fixed Income Investment Focus

10

Global Wellesley Income Fund

Market Diversification (% of equity exposure)
Fund
Europe
United Kingdom	13.3%
Netherlands	4.9
Germany	4.7
France	4.5
Switzerland	4.1
Italy	3.7
Sweden	2.4
Belgium	1.7
Finland	1.4
Subtotal	40.7%
Pacific
Japan	5.1%
Hong Kong	1.3
Australia	1.0
Subtotal	7.4%
Emerging Markets
China	2.3%
Russia	1.2
Taiwan	1.0
Subtotal	4.5%
North America
United States	44.8%
Canada	2.6
Subtotal	47.4%

11

Global Wellesley Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Period Total Returns (%): November 2, 2017, Through February 28, 2018

Global Wellesley Income Fund Investor Shares
Global Wellesley Income Composite Index
For a benchmark description, see the Glossary.

Total Returns: Period Ended December 31, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

				Since Inception
	Inception Date	Income	Capital	Total
Investor Shares	11/2/2017	0.27%	0.67%	0.94%
Admiral Shares	11/2/2017	0.31	0.67	0.98

See Financial Highlights for dividend and capital gains information.

12

Global Wellesley Income Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
U. S. Government and Agency Obligations (8.2%)
United States (8.2%)
1,2	Fannie Mae Pool	3.000%	12/1/47	1,656	1,606
1,2	Fannie Mae REMICS	2.000%	9/25/40	249	239
1,2	Fannie Mae REMICS	3.500%	6/25/44	606	606
1,2	Fannie Mae REMICS	2.500%	5/25/45	796	778
1,2	Freddie Mac Gold Pool	3.000%	11/1/47–12/1/47	2,934	2,844
1,2	Freddie Mac Gold Pool	3.500%	11/1/47–12/1/47	5,510	5,507
1,2	Freddie Mac REMICS	4.000%	12/15/39–8/15/40	2,165	2,237
1,2	Freddie Mac REMICS	3.500%	9/15/40–11/15/40	827	837
1,2	Freddie Mac REMICS	1.750%	9/15/42	1,977	1,875
1	Government National Mortgage Assn.	2.750%	9/20/44	401	397
3	United States Treasury Note/Bond	1.500%	10/31/19	825	815
	United States Treasury Note/Bond	1.500%	8/15/20	4,585	4,493
	United States Treasury Note/Bond	1.875%	9/30/22	3,370	3,261
	United States Treasury Note/Bond	2.125%	12/31/22	4,875	4,761
	United States Treasury Note/Bond	2.250%	11/15/27	6,545	6,192
	United States Treasury Note/Bond	2.750%	8/15/47	855	792
	United States Treasury Note/Bond	2.750%	11/15/47	4,530	4,197
	United States Treasury Strip Principal	0.000%	5/15/47	585	232
	United States Treasury Strip Principal	0.000%	8/15/47	1,450	571
Total U.S. Government and Agency Obligations (Cost $43,339)					42,240
Asset-Backed/Commercial Mortgage-Backed Securities (3.8%)
Australia (0.1%)
4	National Australia Bank Ltd.	2.400%	12/7/21	675	662

Canada (0.1%)
1,4,‡	Master Credit Card Trust II Series 2018-1A	2.051%	7/22/24	835	840

Cayman Islands (1.3%)
1,4,†	Atlas Senior Loan Fund V Ltd.	2.982%	7/16/29	900	904
1,4,†	KKR CLO 17 Ltd.	3.062%	4/15/29	875	881
1,4,†	Madison Park Funding XVIII Ltd.	2.935%	10/21/30	875	881
1,4,5,† Madison Park Funding XXX Ltd.		0.000%	4/15/29	1,570	1,567
1,4,†	Magnetite VII Ltd.	2.620%	1/15/28	1,510	1,511
1,4,†	Race Point IX CLO Ltd.	2.932%	10/15/30	870	874
					6,618

13

Global Wellesley Income Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Spain (0.2%)
6	Bankia SA	4.125%	3/24/36	550	854

United States (2.1%)
1	AmeriCredit Automobile Receivables Trust
	2014-3	2.580%	9/8/20	490	490
[1,4]	ARI Fleet Lease Trust 2018-A	2.550%	10/15/26	260	260
1,4,† Bristol Park CLO Ltd.		3.142%	4/15/29	815	823
1,4,‡ CARDS II Trust 2017-2		1.847%	10/17/22	865	865
[1,4]	Chesapeake Funding II LLC	1.990%	5/15/29	790	783
[1,4]	Chrysler Capital Auto Receivables Trust
	2016-A	3.250%	6/15/22	295	296
1,4,§ COLT 2018-1 Mortgage Loan Trust		2.930%	2/25/48	395	392
1,4,§ Deephaven Residential Mortgage Trust
	2018-1	2.976%	12/25/57	530	526
[1,4]	First Investors Auto Owner Trust	2.000%	3/15/22	693	689
[1,4]	First Investors Auto Owner Trust	2.410%	12/15/22	140	138
[1,4]	GreatAmerica Leasing Receivables
	Funding LLC Series 2018-1	2.600%	6/15/21	255	255
[1,4]	GreatAmerica Leasing Receivables
	Funding LLC Series 2018-1	2.830%	6/17/24	183	183
[1,4,5] Hyundai Auto Lease Securitization Trust
	2018-A	1.950%	3/15/19	599	599
[1,4,5] Hyundai Auto Lease Securitization Trust
	2018-A	2.520%	8/17/20	555	555
1,4,† KKR CLO 16 Ltd.		3.235%	1/20/29	435	438
[1,4]	MMAF Equipment Finance LLC 2016-A	1.480%	6/15/20	230	228
[1,4]	MMAF Equipment Finance LLC 2017-B	2.210%	10/17/22	205	202
[1,4]	OneMain Direct Auto Receivables Trust
	2017-2	2.310%	12/14/21	875	870
1	Santander Drive Auto Receivables Trust
	2014-4	3.100%	11/16/20	250	251
1	Santander Drive Auto Receivables Trust
	2016-3	1.890%	6/15/21	630	627
1,4,§ Towd Point Mortgage Trust 2015-1		3.000%	1/25/58	375	375
[1,4]	Vantage Data Centers Issuer LLC	4.072%	2/16/43	330	332
[1,4]	Westlake Automobile Receivables Trust
	2018-1	2.240%	12/15/20	835	834
					11,011
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $20,007)					19,985
Corporate Bonds (35.5%)
Belgium (0.1%)
7	Anheuser-Busch InBev SA/NV	1.750%	3/7/25	325	434

Canada (0.6%)
	Agrium Inc.	3.150%	10/1/22	350	349
†	Canadian Imperial Bank of Commerce	2.320%	6/16/22	700	704
	Emera US Finance LP	2.700%	6/15/21	475	466
	Fortis Inc.	3.055%	10/4/26	625	581
8	Toronto-Dominion Bank	1.680%	6/8/21	900	685
	TransCanada PipeLines Ltd.	4.875%	1/15/26	475	514
					3,299

14

Global Wellesley Income Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
China (0.5%)
	Alibaba Group Holding Ltd.	3.125%	11/28/21	1,000	1,000
	Alibaba Group Holding Ltd.	3.400%	12/6/27	690	657
4	Tencent Holdings Ltd.	3.595%	1/19/28	690	667
					2,324
Denmark (0.4%)
6	Danske Bank A/S	0.750%	6/2/23	1,775	2,188

France (2.5%)
[1,6]	AXA SA	5.125%	7/4/43	750	1,089
6	Banque Federative du Credit Mutuel SA	1.250%	1/14/25	2,000	2,495
4	BNP Paribas SA	3.375%	1/9/25	995	966
6	BNP Paribas SA	1.500%	11/17/25	1,150	1,417
6	BNP Paribas SA	2.750%	1/27/26	1,000	1,305
6	BPCE SA	1.125%	1/18/23	900	1,115
4	BPCE SA	5.700%	10/22/23	400	433
[1,6]	BPCE SA	2.750%	11/30/27	800	1,046
6	Credit Agricole SA	2.625%	3/17/27	550	707
6	Credit Agricole SA	1.875%	12/20/26	600	753
6	RCI Banque SA	0.750%	9/26/22	625	768
6	RCI Banque SA	1.375%	3/8/24	575	718
					12,812
Germany (3.2%)
7	Aroundtown SA	3.000%	10/16/29	1,400	1,860
6	Commerzbank AG	4.000%	3/30/27	1,700	2,344
6	Daimler AG	0.875%	1/12/21	3,100	3,861
6	Deutsche Bank AG	2.375%	1/11/23	1,000	1,290
	Deutsche Bank AG	3.700%	5/30/24	800	779
7	E.ON International Finance BV	5.875%	10/30/37	200	381
6	E.ON SE	1.625%	5/22/29	620	757
7	innogy Finance BV	4.750%	1/31/34	500	818
4	Siemens Financieringsmaatschappij NV	2.900%	5/27/22	800	794
6	Volkswagen International Finance NV	1.875%	3/30/27	1,200	1,482
6	Volkswagen Leasing GmbH	2.625%	1/15/24	525	699
6	Vonovia Finance BV	1.750%	1/25/27	1,000	1,236
					16,301
Hong Kong (0.2%)
4	CK Hutchison International 17 II Ltd.	2.750%	3/29/23	975	939

Italy (0.1%)
6	Enel SPA	5.625%	6/21/27	425	703

Japan (0.7%)
	American Honda Finance Corp.	2.000%	11/13/19	1,800	1,784
9	Toyota Finance Australia Ltd.	2.500%	12/7/20	2,075	1,607
					3,391
Mexico (0.7%)
6	America Movil SAB de CV	4.125%	10/25/19	700	913
	America Movil SAB de CV	6.375%	3/1/35	425	514
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	650	665
	Grupo Televisa SAB	6.625%	1/15/40	275	322
4	Infraestructura Energetica Nova SAB de CV	4.875%	1/14/48	1,090	1,003
					3,417

15

Global Wellesley Income Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Netherlands (1.8%)
6	ABN AMRO Bank NV	2.500%	11/29/23	1,025	1,388
[1,6]	ABN AMRO Bank NV	2.875%	1/18/28	800	1,054
1	ABN AMRO Bank NV	4.400%	3/27/28	600	605
7	Cooperatieve Rabobank UA	5.250%	9/14/27	650	1,049
7	Cooperatieve Rabobank UA	4.625%	5/23/29	200	311
[1,6]	ING Groep NV	3.000%	4/11/28	700	927
[1,6]	ING Groep NV	2.500%	2/15/29	800	1,028
	Koninklijke KPN NV	8.375%	10/1/30	700	923
	Shell International Finance BV	4.000%	5/10/46	725	717
6	VIVAT NV	2.375%	5/17/24	1,225	1,527
					9,529
Spain (2.8%)
6	Banco Bilbao Vizcaya Argentaria SA	0.750%	9/11/22	800	973
6	Banco Bilbao Vizcaya Argentaria SA	3.500%	2/10/27	1,000	1,345
6	Banco de Sabadell SA	0.875%	3/5/23	1,900	2,303
6	CaixaBank SA	1.125%	1/12/23	2,000	2,441
6	CaixaBank SA	1.125%	5/17/24	1,100	1,339
6	Criteria Caixa SAU	1.500%	5/10/23	1,500	1,841
6	Santander Issuances SAU	3.250%	4/4/26	1,200	1,590
6	Telefonica Emisiones SAU	2.242%	5/27/22	800	1,048
6	Telefonica Emisiones SAU	1.715%	1/12/28	600	728
	Telefonica Emisiones SAU	4.665%	3/6/38	320	321
	Telefonica Emisiones SAU	4.895%	3/6/48	530	529
					14,458
Sweden (0.5%)
6	Skandinaviska Enskilda Banken AB	2.000%	2/19/21	675	871
6	Skandinaviska Enskilda Banken AB	0.300%	2/17/22	1,475	1,802
					2,673
Switzerland (1.1%)
[1,6]	Credit Suisse Group AG	1.250%	7/17/25	1,225	1,485
[1,4]	Credit Suisse Group AG	3.869%	1/12/29	250	243
4	Roche Holdings Inc.	2.625%	5/15/26	1,300	1,221
4,†	UBS AG	1.959%	12/1/20	2,825	2,829
					5,778
United Kingdom (3.3%)
6	Anglo American Capital plc	2.750%	6/7/19	725	915
6	Anglo American Capital plc	1.625%	9/18/25	1,135	1,383
6	Aviva plc	0.100%	12/13/18	1,125	1,376
4	BAT Capital Corp.	3.222%	8/15/24	675	651
4	BAT Capital Corp.	3.557%	8/15/27	825	788
6	BAT International Finance plc	2.750%	3/25/25	950	1,276
6	BP Capital Markets plc	2.994%	2/18/19	700	881
	BP Capital Markets plc	3.814%	2/10/24	575	588
7	CPUK Finance Ltd.	3.588%	8/28/25	1,200	1,737
6	FCE Bank plc	0.869%	9/13/21	1,050	1,297
7	Heathrow Funding Ltd.	6.750%	12/3/26	550	994
[1,6]	Heathrow Funding Ltd.	1.500%	2/11/32	875	1,058
6	Imperial Brands Finance plc	2.250%	2/26/21	700	901
4	Imperial Brands Finance plc	4.250%	7/21/25	1,000	1,019
6	London Stock Exchange Group plc	0.875%	9/19/24	600	728

16

Global Wellesley Income Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
4 Sky plc	3.125%	11/26/22	825	818
Trinity Acquisition plc	4.400%	3/15/26	888	882
				17,292
United States (17.0%)
21st Century Fox America Inc.	6.200%	12/15/34	650	814
Abbott Laboratories	3.400%	11/30/23	875	871
6 Allergan Funding SCS	1.250%	6/1/24	600	725
Allergan Funding SCS	3.800%	3/15/25	825	813
Allergan Funding SCS	4.750%	3/15/45	325	322
Amazon.com Inc.	4.800%	12/5/34	350	387
4 Amazon.com Inc.	4.250%	8/22/57	275	273
American Electric Power Co. Inc.	3.200%	11/13/27	1,140	1,088
6 American International Group Inc.	1.500%	6/8/23	875	1,099
6 American International Group Inc.	1.875%	6/21/27	1,075	1,320
American Tower Corp.	5.000%	2/15/24	550	587
Amgen Inc.	3.625%	5/22/24	325	327
Andeavor Logistics LP / Tesoro Logistics
Finance Corp.	3.500%	12/1/22	1,325	1,303
Anthem Inc.	3.500%	8/15/24	325	321
Anthem Inc.	4.101%	3/1/28	665	665
Anthem Inc.	4.375%	12/1/47	400	391
Apple Inc.	2.750%	1/13/25	645	619
Ascension Health	3.945%	11/15/46	165	164
4 AT&T Inc.	4.100%	2/15/28	1,785	1,750
AT&T Inc.	4.900%	8/14/37	875	876
AutoZone Inc.	3.700%	4/15/22	720	729
Bank of America Corp.	3.300%	1/11/23	700	698
1 Bank of America Corp.	3.593%	7/21/28	1,550	1,506
† Bank of New York Mellon Corp.	2.817%	10/30/23	505	518
Berkshire Hathaway Energy Co.	5.150%	11/15/43	10	11
Brandywine Operating Partnership LP	3.950%	11/15/27	800	771
Broadcom Corp. / Broadcom Cayman
Finance Ltd.	3.625%	1/15/24	850	829
Capital One Financial Corp.	4.200%	10/29/25	1,000	992
Cardinal Health Inc.	4.500%	11/15/44	350	335
4 Cargill Inc.	4.760%	11/23/45	400	442
Catholic Health Initiatives Colorado GO	4.200%	8/1/23	675	696
Celgene Corp.	3.250%	8/15/22	1,300	1,293
Charter Communications Operating LLC /
Charter Communications Operating Capital	6.384%	10/23/35	500	564
Citigroup Inc.	2.700%	3/30/21	425	420
Citigroup Inc.	4.600%	3/9/26	650	671
1 Citigroup Inc.	3.520%	10/27/28	2,605	2,509
Comcast Corp.	6.500%	11/15/35	775	990
Commonwealth Edison Co.	3.650%	6/15/46	45	43
Commonwealth Edison Co.	4.000%	3/1/48	265	266
Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	90	117
Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	325	349
4 Cox Communications Inc.	4.600%	8/15/47	850	817
Crown Castle International Corp.	3.800%	2/15/28	1,035	999
CVS Health Corp.	2.875%	6/1/26	1,325	1,205
CVS Health Corp.	5.125%	7/20/45	170	177
Devon Energy Corp.	3.250%	5/15/22	700	692
Dignity Health California GO	3.812%	11/1/24	590	599

17

Global Wellesley Income Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Dignity Health California GO	4.500%	11/1/42	182	172
Discover Bank	4.200%	8/8/23	700	719
Dominion Energy Gas Holdings LLC	4.600%	12/15/44	625	641
Duke Energy Carolinas LLC	3.700%	12/1/47	120	114
Duke Energy Progress LLC	4.200%	8/15/45	350	361
Energy Transfer LP	4.900%	3/15/35	975	931
Enterprise Products Operating LLC	3.900%	2/15/24	650	660
Enterprise Products Operating LLC	4.250%	2/15/48	295	282
4 ERAC USA Finance LLC	4.500%	2/15/45	675	666
Eversource Energy	3.300%	1/15/28	375	362
FedEx Corp.	3.300%	3/15/27	350	340
FirstEnergy Corp.	3.900%	7/15/27	825	816
Florida Power & Light Co.	3.700%	12/1/47	335	322
Ford Motor Credit Co. LLC	3.096%	5/4/23	1,150	1,107
GE Capital International Funding Co.
Unlimited Co.	4.418%	11/15/35	575	563
General Motors Co.	4.200%	10/1/27	550	539
General Motors Financial Co. Inc.	3.450%	4/10/22	1,535	1,523
Georgia Power Co.	4.300%	3/15/42	1,130	1,152
Goldman Sachs Group Inc.	2.625%	4/25/21	700	688
1 Goldman Sachs Group Inc.	3.272%	9/29/25	1,425	1,367
1 Goldman Sachs Group Inc.	3.814%	4/23/29	235	229
Goldman Sachs Group Inc.	4.750%	10/21/45	300	317
HCP Inc.	4.000%	6/1/25	475	477
Humana Inc.	2.900%	12/15/22	720	705
International Paper Co.	4.350%	8/15/48	475	463
1 JPMorgan Chase & Co.	3.782%	2/1/28	700	697
1 JPMorgan Chase & Co.	3.964%	11/15/48	975	935
Kaiser Foundation Hospitals	4.875%	4/1/42	55	62
Kaiser Foundation Hospitals	4.150%	5/1/47	315	321
4 KeySpan Gas East Corp.	2.742%	8/15/26	500	468
7 Kraft Heinz Foods Co.	4.125%	7/1/27	550	814
Kraft Heinz Foods Co.	4.375%	6/1/46	795	726
Lockheed Martin Corp.	4.700%	5/15/46	307	333
Lockheed Martin Corp.	4.090%	9/15/52	118	114
Medtronic Inc.	3.150%	3/15/22	675	675
Memorial Sloan-Kettering Cancer Center
New York GO	4.125%	7/1/52	184	183
Mercy Health	3.555%	8/1/27	800	780
4 Metropolitan Life Global Funding I	3.000%	9/19/27	700	663
Microsoft Corp.	3.700%	8/8/46	1,275	1,240
MidAmerican Energy Co.	4.250%	5/1/46	10	10
6 Molson Coors Brewing Co.	1.250%	7/15/24	1,175	1,434
Morgan Stanley	2.750%	5/19/22	700	684
Morgan Stanley	3.125%	7/27/26	2,100	1,992
1 Morgan Stanley	3.772%	1/24/29	215	210
6 Mylan NV	3.125%	11/22/28	1,125	1,424
National Retail Properties Inc.	3.900%	6/15/24	400	402
National Rural Utilities Cooperative Finance
Corp.	2.950%	2/7/24	475	465
4 Northwestern Mutual Life Insurance Co.	3.850%	9/30/47	280	265
Occidental Petroleum Corp.	4.100%	2/1/21	775	800
Oglethorpe Power Corp.	4.550%	6/1/44	20	20
Oglethorpe Power Corp.	4.250%	4/1/46	81	76

18

Global Wellesley Income Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Oglethorpe Power Corp.	5.250%	9/1/50	250	270
	Omnicom Group Inc.	3.650%	11/1/24	350	348
	Oracle Corp.	3.400%	7/8/24	700	702
	Oracle Corp.	3.250%	11/15/27	285	276
	Oracle Corp.	4.000%	11/15/47	265	263
	Orlando Health Obligated Group	3.777%	10/1/28	190	189
	Orlando Health Obligated Group	4.089%	10/1/48	115	114
	Pacific Gas & Electric Co.	2.950%	3/1/26	210	194
	Pacific Gas & Electric Co.	6.050%	3/1/34	375	438
	Pacific Gas & Electric Co.	5.800%	3/1/37	772	894
4	Penske Truck Leasing Co. LP / PTL Finance
	Corp.	4.250%	1/17/23	1,125	1,165
6	Philip Morris International Inc.	2.125%	5/30/19	1,000	1,254
	Philip Morris International Inc.	2.500%	11/2/22	700	676
6	Philip Morris International Inc.	2.875%	3/3/26	500	685
	PNC Bank NA	3.250%	1/22/28	990	958
1	Providence St. Joseph Health Obligated
	Group	3.930%	10/1/48	245	239
4	Santander Holdings USA Inc.	3.700%	3/28/22	1,700	1,690
[4,5]	SBA Tower Trust	3.448%	3/15/23	755	755
	Sempra Energy	3.250%	6/15/27	475	454
	Sierra Pacific Power Co.	2.600%	5/1/26	180	168
	South Carolina Electric & Gas Co.	5.300%	5/15/33	129	141
	South Carolina Electric & Gas Co.	5.450%	2/1/41	250	280
	South Carolina Electric & Gas Co.	4.600%	6/15/43	280	286
	South Carolina Electric & Gas Co.	4.100%	6/15/46	30	29
5	Southern California Edison Co.	4.125%	3/1/48	480	479
	Southwestern Public Service Co.	3.700%	8/15/47	26	25
	SSM Health Care Corp.	3.823%	6/1/27	400	402
	Stanford Health Care	3.795%	11/15/48	100	98
	SunTrust Bank	3.300%	5/15/26	550	527
	Synchrony Bank	3.000%	6/15/22	550	537
4	Teachers Insurance & Annuity Assn.
	of America	4.900%	9/15/44	1,010	1,100
	The Kroger Co.	3.850%	8/1/23	1,175	1,196
6	Thermo Fisher Scientific Inc.	1.400%	1/23/26	475	580
	Time Warner Inc.	3.600%	7/15/25	950	923
	UnitedHealth Group Inc.	4.625%	7/15/35	220	240
	UnitedHealth Group Inc.	4.200%	1/15/47	80	81
	Verizon Communications Inc.	3.500%	11/1/24	350	347
	Verizon Communications Inc.	4.522%	9/15/48	1,475	1,393
	Viacom Inc.	4.250%	9/1/23	875	895
	Wells Fargo & Co.	4.300%	7/22/27	325	329
	Wells Fargo & Co.	4.750%	12/7/46	700	721
	Welltower Inc.	4.000%	6/1/25	325	327
					87,930
Total Corporate Bonds (Cost $185,523)					183,468
Sovereign Bonds (11.0%)
Australia (0.3%)
9	Commonwealth of Australia	2.250%	11/21/22	1,185	915
9	Commonwealth of Australia	2.750%	11/21/27	160	124
9	Commonwealth of Australia	2.250%	5/21/28	420	310
					1,349

19

Global Wellesley Income Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Canada (1.9%)
8	Canada	0.750%	5/1/19	4,945	3,815
8	Canada	1.250%	11/1/19	2,230	1,724
8	Canada	0.750%	3/1/21	2,725	2,053
8	Canada	1.500%	6/1/23	825	625
8	Canada	1.000%	6/1/27	620	434
10	Province of Ontario	0.250%	6/28/29	1,075	1,106
					9,757
Chile (0.1%)
	Corp Nacional del Cobre de Chile	3.625%	8/1/27	800	774

China (0.7%)
4	Sinopec Group Overseas Development
	2017 Ltd.	3.000%	4/12/22	1,225	1,203
4	State Grid Overseas Investment 2016 Ltd.	2.750%	5/4/22	2,485	2,423
					3,626
France (1.3%)
6	Electricite de France SA	1.875%	10/13/36	700	782
6	Electricite de France SA	4.500%	11/12/40	1,150	1,842
6	RTE Reseau de Transport d’Electricite SA	2.875%	9/12/23	1,900	2,603
6	RTE Reseau de Transport d’Electricite SA	1.875%	10/23/37	1,100	1,336
					6,563
Ireland (0.6%)
6	ESB Finance Ltd.	3.494%	1/12/24	2,075	2,910

Israel (0.1%)
	State of Israel	3.250%	1/17/28	540	524

Japan (2.5%)
11	Japan	0.100%	9/20/27	769,900	7,255
11	Japan	0.100%	12/20/27	314,100	2,958
	Japan Bank for International Cooperation	2.250%	2/24/20	550	546
11	Japan Treasury Discount Bill	0.000%	3/26/18	88,000	825
11	Japan Treasury Discount Bill	0.000%	4/10/18	172,000	1,612
					13,196
Mexico (0.7%)
4	Mexico City Airport Trust	5.500%	7/31/47	650	610
6	Petroleos Mexicanos	3.750%	2/21/24	2,350	3,060
4	Petroleos Mexicanos	6.350%	2/12/48	135	132
					3,802
Qatar (0.3%)
4	State of Qatar	2.375%	6/2/21	1,850	1,788

Saudi Arabia (0.6%)
4	Kingdom of Saudi Arabia	2.875%	3/4/23	3,280	3,158

United Arab Emirates (0.3%)
	Abu Dhabi Government International Bond	3.125%	10/11/27	1,435	1,353

United Kingdom (1.6%)
7	United Kingdom	1.750%	7/22/19	1,435	2,004
7	United Kingdom	1.500%	1/22/21	955	1,339
7	United Kingdom	0.500%	7/22/22	775	1,043

20

Global Wellesley Income Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
7	United Kingdom	1.250%	7/22/27	445	597
7	United Kingdom	3.500%	1/22/45	1,675	3,056
					8,039
Total Sovereign Bonds (Cost $56,564)					56,839
Taxable Municipal Bonds (1.6%)
	Bay Area Toll Authority California Toll Bridge
	Revenue (San Francisco Bay Area)	6.907%	10/1/50	85	127
	California GO	7.550%	4/1/39	420	632
	California GO	7.350%	11/1/39	135	196
	California GO	7.625%	3/1/40	115	173
	Chicago IL Transit Authority Transfer Tax
	Receipts Revenue	6.899%	12/1/40	425	557
	Chicago IL Transit Authority	6.300%	12/1/21	85	90
	Georgia Municipal Electric Power Authority
	Revenue	6.637%	4/1/57	270	331
	Illinois GO	5.100%	6/1/33	1,240	1,169
12	Kansas Development Finance Authority	5.371%	5/1/26	960	1,030
	Kansas Development Finance Authority
	Revenue	4.927%	4/15/45	350	377
	North Texas Tollway Authority System
	Revenue	6.718%	1/1/49	150	215
	Port Authority of New York & New Jersey
	Revenue	4.458%	10/1/62	310	334
	San Jose California Redevelopment Agency
	Successor Agency Tax Allocation	3.375%	8/1/34	240	228
	South Carolina Public Service Authority
	Revenue	2.388%	12/1/23	1,425	1,338
	South Carolina Public Service Authority
	Revenue	6.454%	1/1/50	255	336
	State of Connecticut	2.990%	1/15/23	835	810
	University of California Regents Medical
	Center Revenue	6.548%	5/15/48	225	306
Total Taxable Municipal Bonds (Cost $8,512)					8,249

				Shares
Common Stocks (36.8%)
Australia (0.4%)
	Sydney Airport			371,103	1,885

Belgium (0.6%)
	Anheuser-Busch InBev SA/NV			31,537	3,348

Canada (1.0%)
*	Nutrien Ltd.			51,992	2,561
	TransCanada Corp.			56,255	2,433
					4,994
China (0.8%)
	Jiangsu Expressway Co. Ltd.			1,668,000	2,583
	China Longyuan Power Group Corp. Ltd.			2,617,000	1,727
					4,310

21

Global Wellesley Income Fund

		Market
		Value•
	Shares	($000)
Finland (0.5%)
Nokia Oyj	449,713	2,621

France (1.6%)
TOTAL SA	75,966	4,321
SES SA Class A	143,932	2,295
Nexity SA	30,497	1,905
		8,521
Germany (1.7%)
Siemens AG	20,467	2,682
4 Innogy SE	55,164	2,200
E.ON SE	205,042	2,079
Deutsche Post AG	44,809	2,044
		9,005
Hong Kong (0.5%)
Sands China Ltd.	436,000	2,432

Italy (1.4%)
Intesa Sanpaolo SPA (Registered)	873,831	3,278
Assicurazioni Generali SPA	113,626	2,126
Banca Generali SPA	49,080	1,622
		7,026
Japan (1.9%)
NTT DOCOMO Inc.	102,300	2,617
Tokio Marine Holdings Inc.	55,400	2,538
Eisai Co. Ltd.	44,900	2,377
ITOCHU Corp.	110,400	2,122
		9,654
Netherlands (1.8%)
Unilever NV	68,636	3,592
ING Groep NV	200,327	3,516
Unibail-Rodamco SE	9,585	2,230
		9,338
Russia (0.5%)
Sberbank of Russia PJSC ADR	117,800	2,385

Sweden (1.3%)
Nordea Bank AB	265,486	3,013
Millicom International Cellular SA	36,956	2,458
* Lundin Petroleum AB	64,998	1,518
		6,989
Switzerland (1.5%)
Roche Holding AG	18,679	4,314
Zurich Insurance Group AG	10,717	3,524
		7,838
Taiwan (0.4%)
Catcher Technology Co. Ltd.	154,000	1,827

United Kingdom (4.9%)
British American Tobacco plc	92,013	5,431
Royal Dutch Shell plc Class B	143,772	4,560
AstraZeneca plc	56,812	3,719

22

Global Wellesley Income Fund

			Market
			Value•
		Shares	($000)
Rio Tinto plc		44,029	2,360
Persimmon plc		65,627	2,346
SSE plc		118,822	1,997
IG Group Holdings plc		172,413	1,913
BT Group plc		555,829	1,834
National Grid plc		110,529	1,119
			25,279
United States (16.0%)
Wells Fargo & Co.		81,388	4,754
Chevron Corp.		40,471	4,530
Philip Morris International Inc.		41,722	4,320
Merck & Co. Inc.		78,978	4,282
QUALCOMM Inc.		63,857	4,151
Cisco Systems Inc.		88,661	3,970
Intel Corp.		77,762	3,833
International Paper Co.		62,931	3,750
Bristol-Myers Squibb Co.		56,003	3,707
Microsoft Corp.		39,439	3,698
Verizon Communications Inc.		60,513	2,889
Citigroup Inc.		35,191	2,657
DowDuPont Inc.		37,652	2,647
Caterpillar Inc.		17,058	2,638
PNC Financial Services Group Inc.		16,207	2,555
Eaton Corp. plc		31,619	2,552
JPMorgan Chase & Co.		22,057	2,548
Marsh & McLennan Cos. Inc.		29,906	2,483
Kinder Morgan Inc.		150,458	2,437
Maxim Integrated Products Inc.		38,869	2,369
LyondellBasell Industries NV Class A		21,508	2,328
L Brands Inc.		45,735	2,256
MetLife Inc.		48,802	2,254
Edison International		35,870	2,173
Park Hotels & Resorts Inc.		81,647	2,122
Brixmor Property Group Inc.		124,739	1,938
Weyerhaeuser Co.		54,047	1,893
Newell Brands Inc.		39,048	1,003
			82,737
Total Common Stocks (Cost $190,926)			190,189

	Coupon
Temporary Cash Investment (3.6%)
Money Market Fund (3.6%)
13 Vanguard Market Liquidity Fund (Cost $18,351)	1.601%	183,516	18,350
Total Investments (100.5%) (Cost $523,222)			519,320

23

Global Wellesley Income Fund

Amount
($000)
Other Assets and Liabilities (-0.5%)
Other Assets
Investment in Vanguard	27
Receivables for Investment Securities Sold	1,428
Receivables for Accrued Income	2,856
Receivables for Capital Shares Issued	603
Variation Margin Receivable—Futures Contracts	42
Unrealized Appreciation—Forward Currency Contracts	1,392
Other Assets	260
Total Other Assets	6,608
Liabilities
Payables for Investment Securities Purchased	(7,584)
Payables for Capital Shares Redeemed	(764)
Payables to Vanguard	(46)
Payables to Investment Advisor	(131)
Variation Margin Payable—Futures Contracts	(133)
Unrealized Depreciation—Forward Currency Contracts	(247)
Other Liabilities	(180)
Total Liabilities	(9,085)
Net Assets (100%)	516,843

24

Global Wellesley Income Fund

At February 28, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	521,164
Undistributed Net Investment Income	2,205
Accumulated Net Realized Losses	(3,943)
Unrealized Appreciation (Depreciation)
Investment Securities	(3,902)
Futures Contracts	171
Forward Currency Contracts	1,145
Foreign Currencies	3
Net Assets	516,843

Investor Shares—Net Assets
Applicable to 5,472,783 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	108,848
Net Asset Value Per Share—Investor Shares	$19.89

Admiral Shares—Net Assets
Applicable to 16,406,684 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	407,995
Net Asset Value Per Share—Admiral Shares	$24.87

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
‡ Adjustable-rate security based upon 1-month USD LIBOR plus spread.
† Adjustable-rate security based upon 3-month USD LIBOR plus spread.
§ Adjustable-rate security.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Securities with a value of $657,000 have been segregated as initial margin for open futures contracts.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2018, the aggregate value of these securities was $51,702,000, representing 10.0% of net assets.
5 Security value determined using significant unobservable inputs.
6 Face amount denominated in euro.
7 Face amount denominated in British pounds.
8 Face amount denominated in Canadian dollars.
9 Face amount denominated in Australian dollars.
10 Face amount denominated in Swiss francs.
11 Face amount denominated in Japanese yen.
12 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
13 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
GO—General Obligation Bond.
REMICs—Real Estate Mortgage Investment Conduits.

25

Global Wellesley Income Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
Euro-Schatz	March 2018	43	5,874	2
Euro-Buxl	March 2018	8	1,576	(1)
30-Year U.S. Treasury Bond	June 2018	2	287	1
				2

Short Futures Contracts
Euro-Bobl	March 2018	(144)	(23,021)	140
10-Year U.S. Treasury Note	June 2018	(133)	(15,966)	43
5-Year U. S. Treasury Note	June 2018	(74)	(8,431)	16
Ultra 10-Year U.S. Treasury Note	June 2018	(36)	(4,610)	(3)
Long Gilt	June 2018	(28)	(4,667)	(7)
Ultra Long U. S. Treasury Bond	June 2018	(17)	(2,650)	(12)
Euro-OAT	March 2018	(10)	(1,875)	(8)
Euro-Bund	March 2018	(5)	(973)	—
				169
				171

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

26

Global Wellesley Income Fund

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
			Contract Amount (000)
	Settlement					(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
J.P. Morgan Securities LLC	3/28/18	EUR	1,048	USD	1,292	(10)
Bank of America N.A.	3/28/18	EUR	687	USD	840	—
Goldman Sachs International	3/28/18	EUR	415	USD	512	(5)
Goldman Sachs International	3/28/18	GBP	275	USD	379	—
J.P. Morgan Securities LLC	3/28/18	USD	87,300	EUR	70,589	980
J.P. Morgan Securities LLC	3/28/18	USD	17,250	GBP	12,333	247
J.P. Morgan Securities LLC	3/28/18	USD	10,214	JPY	1,089,369	(18)
J.P. Morgan Securities LLC	3/28/18	USD	9,548	CAD	12,078	130
J.P. Morgan Securities LLC	3/21/18	USD	4,025	EUR	3,380	(106)
J.P. Morgan Securities LLC	3/28/18	USD	2,993	AUD	3,821	24
Goldman Sachs International	3/21/18	USD	2,549	GBP	1,895	(63)
Goldman Sachs International	4/10/18	USD	1,617	JPY	172,000	—
J.P. Morgan Securities LLC	3/28/18	USD	1,128	CHF	1,052	11
Goldman Sachs International	3/26/18	USD	782	JPY	88,000	(45)
						1,145
AUD—Australian dollar.
CAD—Canadian dollar.
CHF—Swiss franc.
EUR—euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

27

Global Wellesley Income Fund

Statement of Operations

October 18, 20171 to
February28,2018
($000)
Investment Income
Income
Dividends [2]	1,336
Interest [3]	1,896
Total Income	3,232
Expenses
Investment Advisory Fees—Note B	160
The Vanguard Group—Note C
Management and Administrative—Investor Shares	73
Management and Administrative—Admiral Shares	195
Marketing and Distribution—Investor Shares	5
Marketing and Distribution—Admiral Shares	6
Custodian Fees	20
Shareholders’ Reports—Investor Shares	6
Shareholders’ Reports—Admiral Shares	2
Total Expenses	467
Expenses Paid Indirectly	(12)
Net Expenses	455
Net Investment Income	2,777
Realized Net Gain (Loss)
Investment Securities Sold [3]	461
Futures Contracts	801
Forward Currency Contracts	(4,782)
Foreign Currencies	85
Realized Net Gain (Loss)	(3,435)
Change in Unrealized Appreciation (Depreciation)
Investment Securities [3]	(3,902)
Futures Contracts	171
Forward Currency Contracts	1,145
Foreign Currencies	3
Change in Unrealized Appreciation (Depreciation)	(2,583)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,241)

1 Commencement of subscription period for the fund.
2 Dividends are net of foreign withholding taxes of $34,000.
3 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $122,000, ($1,000), and ($2,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

28

Global Wellesley Income Fund

Statement of Changes in Net Assets

October 18, 20171 to
February28,2018
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,777
Realized Net Gain (Loss)	(3,435)
Change in Unrealized Appreciation (Depreciation)	(2,583)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,241)
Distributions
Net Investment Income
Investor Shares	(230)
Admiral Shares	(850)
Realized Capital Gain
Investor Shares	—
Admiral Shares	—
Total Distributions	(1,080)
Capital Share Transactions
Investor Shares	109,735
Admiral Shares	411,429
Net Increase (Decrease) from Capital Share Transactions	521,164
Total Increase (Decrease)	516,843
Net Assets
Beginning of Period	—
End of Period[2]	516,843

1 Commencement of subscription period for the fund.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $2,205,000.

See accompanying Notes, which are an integral part of the Financial Statements.

29

Global Wellesley Income Fund

Financial Highlights

Investor Shares
October 18, 2017[1] to
For a Share Outstanding Throughout the Period	February 28, 2018
Net Asset Value, Beginning of Period	$20.00
Investment Operations
Net Investment Income[2]	.132
Net Realized and Unrealized Gain (Loss) on Investments	(.185)
Total from Investment Operations	(.053)
Distributions
Dividends from Net Investment Income	(.057)
Distributions from Realized Capital Gains	—
Total Distributions	(. 057)
Net Asset Value, End of Period	$19.89
Total Return[3]	-0.27%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$109
Ratio of Total Expenses to Average Net Assets	0.43%
Ratio of Net Investment Income to Average Net Assets	2.01%
Portfolio Turnover Rate	30%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Subscription period for the fund was October 18, 2017, to November 1, 2017, during which time all assets were held in cash.
Performance measurement began November 2, 2017, the first business day after the subscription period, at a net asset value of $20.00.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Global Wellesley Income Fund

Financial Highlights

Admiral Shares
October 18, 2017[1] to
For a Share Outstanding Throughout the Period	February 28, 2018
Net Asset Value, Beginning of Period	$25.00
Investment Operations
Net Investment Income[2]	.173
Net Realized and Unrealized Gain (Loss) on Investments	(.229)
Total from Investment Operations	(. 056)
Distributions
Dividends from Net Investment Income	(.074)
Distributions from Realized Capital Gains	—
Total Distributions	(. 074)
Net Asset Value, End of Period	$24.87
Total Return[3]	-0.23%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$408
Ratio of Total Expenses to Average Net Assets	0.33%
Ratio of Net Investment Income to Average Net Assets	2.11%
Portfolio Turnover Rate	30%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Subscription period for the fund was October 18, 2017, to November 1, 2017, during which time all assets were held in cash.
Performance measurement began November 2, 2017, the first business day after the subscription period, at a net asset value of $25.00.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Global Wellesley Income Fund

Notes to Financial Statements

Vanguard Global Wellesley Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

32

Global Wellesley Income Fund

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the period ended February 28, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 10% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

33

Global Wellesley Income Fund

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the period ended February 28, 2018, the fund’s average investment in forward currency contracts represented 26% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for the period ended February 28, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the period ended February 28, 2018, the investment advisory fee represented an effective annual basic rate of 0.12% of the fund’s average net assets. In accordance with the advisory contract entered into with Wellington Management Company llp, beginning December 1, 2018, the basic fee will be subject to quarterly adjustments based on the fund’s performance relative to a combined index comprising the Bloomberg Barclays Fixed Income Composite Index and the FTSE High Dividend Yield Index since December 1, 2017.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All costs of operations payable to Vanguard are generally settled twice a month.

34

Global Wellesley Income Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2018, the fund had contributed to Vanguard capital in the amount of $27,000, representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the period ended February 28, 2018, custodian fee offset arrangements reduced the fund’s expenses by $12,000 (an annual rate of 0.01% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of February 28, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	42,240	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	17,264	2,721
Corporate Bonds	—	182,234	1,234
Sovereign Bonds	—	56,839	—
Taxable Municipal Bonds	—	8,249	—
Common Stocks	87,731	102,458	—
Temporary Cash Investments	18,350	—	—
Futures Contracts—Assets[1]	42	—	—
Futures Contracts—Liabilities[1]	(133)	—	—
Forward Currency Contracts—Assets	—	1,392	—
Forward Currency Contracts—Liabilities	—	(247)	—
Total	105,990	410,429	3,955
1 Represents variation margin on the last day of the reporting period.

35

Global Wellesley Income Fund

F. At February 28, 2018, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	42	—	42
Unrealized Appreciation—Forward Currency Contracts	—	1,392	1,392
Total Assets	42	1,392	1,434
Variation Margin Payable—Futures Contracts	(133)	—	(133)
Unrealized Depreciation—Forward Currency Contracts	—	(247)	(247)
Total Liabilities	(133)	(247)	(380)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the period ended February 28, 2018, were:

Interest Rate		Currency
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	801	—	801
Forward Currency Contracts	—	(4,782)	(4,782)
Realized Net Gain (Loss) on Derivatives	801	(4,782)	(3,981)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	171	—	171
Forward Currency Contracts	—	1,145	1,145
Change in Unrealized Appreciation (Depreciation) on Derivatives	171	1,145	1,316

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At February 28, 2018, the cost of investment securities for tax purposes was $523,222,000.

Net unrealized depreciation of investment securities for tax purposes was $3,902,000, consisting of unrealized gains of $8,554,000 on securities that had risen in value since their purchase and $12,456,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the period ended February 28, 2018, the fund purchased $451,783,000 of investment securities and sold $18,500,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $73,085,000 and $29,620,000, respectively.

36

Global Wellesley Income Fund

I. Capital share transactions for each class of shares were:
	October 18, 20171 to
	February 28, 2018
	Amount	Shares
	($000)	(000)
Investor Shares
Issued	142,224	7,090
Issued in Lieu of Cash Distributions	191	10
Redeemed	(32,680)	(1,627)
Net Increase (Decrease)—Investor Shares	109,735	5,473
Admiral Shares
Issued	482,203	19,229
Issued in Lieu of Cash Distributions	701	28
Redeemed	(71,475)	(2,850)
Net Increase (Decrease) —Admiral Shares	411,429	16,407
1 Commencement of subscription period for the fund.

J. Management has determined that no material events or transactions occurred subsequent to February 28, 2018, that would require recognition or disclosure in these financial statements.

37

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

38

Period Ended February 28, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Global Wellesley Income Fund	11/2/2017	2/28/2018	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$997.34	$1.39
Admiral Shares	1,000.00	997.74	1.07
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,014.77	$1.40
Admiral Shares	1,000.00	1,015.10	1.07

The calculations are based on expenses incurred in the period from the fund’s November 2, 2017 inception through February 28, 2018.
The fund’s annualized expense ratios for the period are 0.43% for Investor Shares and 0.33% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period from inception through February 28, multiplied by the number of days in that period, then divided by the number of days in the most recent
12-month period (119/365).

39

Trustees Approve Advisory Arrangement

Effective November 2017, the board of Vanguard World Fund approved the launch of Vanguard Global Wellesley Income Fund and an investment advisory arrangement with Wellington Management Company LLP (Wellington Management). The board determined that the investment advisory arrangement was in the best interests of the fund and its prospective shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the investment management services to be provided to the fund and took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance

The board determined that Wellington Management, in its management of other Vanguard funds (including Vanguard Wellington Fund, which Wellington Management has advised since its inception in 1929), has a track record of consistent performance and a disciplined investment process. The board also determined that in its management of other funds, the strategy Wellington Management will use in managing the fund has produced strong long-term returns as compared with its index. Information about the fund’s performance since inception can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio will be well below the average expense ratio charged by funds in its peer group. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s prospective shareholders will benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement after a one-year period.

40

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

41

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Global Wellesley Income Composite Index: Weighted 65% Bloomberg Barclays Fixed Income Composite Index (composed of 80% Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), 10% Bloomberg Barclays Global Aggregate Treasury Index (USD Hedged), and 10% Bloomberg Barclays Global Aggregate Securitized Index (USD Hedged)), and 35% FTSE Developed High Dividend Yield Index (net of tax).

42

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification.
Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of
Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited
(BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays Fixed Income
Composite Index, which is composed of 80% Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), 10%
Bloomberg Barclays Global Aggregate Treasury Index (USD Hedged), and 10% Bloomberg Barclays Global Aggregate
Securitized Index (USD Hedged) (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Global Wellesley Income Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Global Wellesley Income Fund. The Indices are licensed for use by The Vanguard Group, Inc.
(Vanguard) as the sponsor of the Global Wellesley Income Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Global Wellesley Income Fund or the owners of the Global Wellesley
Income Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Global Wellesley Income Fund. Investors acquire the Global Wellesley Income Fund from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or
Barclays upon making an investment in the Global Wellesley Income Fund. The Global Wellesley Income Fund is not
sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Global Wellesley Income Fund or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Global Wellesley Income Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Global Wellesley Income Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Global Wellesley Income Fund or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Global Wellesley Income Fund.

43

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Global Wellesley Income Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Global Wellesley Income Fund, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER
THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES
OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES.
NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE
OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG
BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS
OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY
OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR
ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION
OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES,
AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT,
DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER
BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY
SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE
POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED
THEREIN OR WITH RESPECT TO THE VANGUARD GLOBAL WELLESLEY INCOME FUND.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays
Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2018 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2018, Bloomberg. All rights reserved.

44

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q14962 042018

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management
Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WORLD FUND

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: April 17, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WORLD FUND

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER
Date: April 17, 2018
VANGUARD WORLD FUND

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: April 17, 2018

* By: /s/ Anne E. Robinson
Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 see file
Number 33-32216, Incorporated by Reference.